As filed with the Securities and Exchange Commission on May 28, 2014

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22378

DoubleLine Funds Trust

(Exact name of registrant as specified in charter)

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Ronald R. Redell

President

DoubleLine Funds Trust

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Name and address of agent for service)

(213) 633-8200

Registrant’s telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2014

Item 1. Reports to Stockholders.

Annual Report

March 31, 2014

DoubleLine Total Return Bond Fund

DBLTX (I-share)

DLTNX (N-share)

DoubleLine Core Fixed Income Fund

DBLFX (I-share)

DLFNX (N-share)

DoubleLine Emerging Markets Fixed Income Fund

DBLEX (I-share)

DLENX (N-share)

DoubleLine Multi-Asset Growth Fund

DMLIX (I-share)

DMLAX (A-share)

DoubleLine Low Duration Bond Fund

DBLSX (I-share)

DLSNX (N-share)

DoubleLine Floating Rate Fund

DBFRX (I-share)

DLFRX (N-share)

DoubleLine Shiller Enhanced CAPE®

DSEEX (I-share)

DSENX (N-share)

DoubleLine Capital LP	333 S. Grand Avenue 18th Floor Los Angeles, California 90071 doubleline.com

Annual Report	March 31, 2014	3

President’s Letter

Dear DoubleLine Funds Shareholder,

On behalf of the DoubleLine Funds, I am pleased to deliver this Annual Report. On the following pages you will find specific information regarding each Fund’s operations and holdings. In addition, we discuss each Fund’s investment performance and the main drivers of that performance during the reporting period.

Investor assets in the DoubleLine Funds were over $36.4 billion as of March 31, 2014. As the DoubleLine Funds mark their four-year anniversary on April 6, 2014, we continue to enhance our overall lineup of investment strategies available to investors. On April 7th, 2014 we launched the DoubleLine Flexible Income Fund (DFLEX/DLINX) and the DoubleLine Low Duration Emerging Markets Fixed Income Fund (DBLLX/DELNX).

If you have any questions regarding the DoubleLine Funds please don’t hesitate to call us at 877-DLine11 (877-354-6311), or visit our website www.doublelinefunds.com to hear our investment management team offer deeper insights and analysis on relevant capital market activity impacting investors today. We value the trust that you have placed with us, and we will continue to strive to offer thoughtful investment solutions to our shareholders.

Sincerely,

Ronald R. Redell, CFA

President

DoubleLine Funds

May 1, 2014

4	DoubleLine Funds Trust

Financial Markets Highlights

•	Agency Mortgage Backed Securities (Agency MBS): For the 12-month period ending March 31, 2014, the U.S. Agency MBS sector had a return of 0.2% according to the Barclays U.S. MBS Index. This return included a price return of -0.55%. At the beginning of the period, the duration of the Barclays U.S. MBS Index was around 3.5 years, and as rates rose the duration extended to an all time high of 5.7 years in November. As of March 31, 2014, the duration came down to 5.5 years. Lower coupon mortgages were down in price by more than 5% over the past 12 months, while higher coupon mortgages were actually up in price over this same period. The lower coupon mortgages declined more relative to higher coupon counterparts due to their longer duration. The higher coupon mortgages appreciated in price because prepayment speeds declined substantially as rates went higher. Prepayment speeds declined by more than 50% for the 12-month period as well. Fannie Mae and Freddie Mac prepayment speeds declined by more than Ginnie Mae speeds during this period. In aggregate, prepayment speeds are at a level last seen in 2009. This slowdown in prepayment speeds was a main contributor to the extension in duration the mortgage market experienced over the period. With the decrease in prepayments, there has also been a continuous decrease in gross issuance of MBS – from $150 billion per month one year ago to just $50 billion per month in February 2014. This reduction in supply is important as it comes during an environment where the Federal Reserve is “tapering” its quantitative easing (QE) program.

•	Non-Agency Mortgage Backed Securities (Non-Agency MBS): The rally in non-Agency MBS in 2012 and the first half of 2013 was largely attributed to improving housing fundamentals. Concerns of banking regulations, rising rates and bond fund redemptions caused a brief sell-off in June 2013. Subsequently, through the remainder of 2013 and the first quarter of 2014, we have seen a rally that is based both off continued improvements on housing fundamentals, albeit more mixed in nature, and supply technicals within the non-Agency MBS sector. Trading volume has been volatile. The past 12-month period can be characterized by periods of low volume followed by large portfolio liquidations, well in excess of $2 billion per list. All of these lists have been well received, with the observation that each portfolio liquidation tended to reprice the market tighter. Total volume (current face) of all non-Agency MBS bid lists for the period was $186 billion. The S&P/Case-Shiller 20-City Home Price Index posted a 12-month Home Price Appreciation (HPA) rate of 13%. Beaten down sectors such as the subprime sector were more levered to a recovering housing market and thus outperformed in the face of a sustained housing rebound. Cleaner non-Agency MBS collateral, such as prime and Alt-A, also performed favorably posting total returns of approximately 7% and 6.5%, respectively, over the period. Against the headwind of a reduction of the government bond buying program and rising rates, the non-Agency sector fared very well over the past 12 months. Fundamentals continued to improve and the lack of supply has boosted prices further. Litigation between loan servicers and investors add the potential that investors could see additional returns in the form of settlements. Meanwhile, loan modifications have the opposite effect, potentially disrupting cashflows.

•	Emerging Markets Debt (EM Debt): Over the 12-month period ending March 31, 2014, performance across all EM fixed income sectors has been driven by volatility in U.S. Treasury rates and fund outflows from the asset class. Following the May 2013 Federal Open Market Committee (FOMC) meeting, the market began anticipating that the Fed could begin scaling back its bond buying program earlier than expected, leading to 10-year U.S. Treasury rates rising from 1.85% as of March 2013 month-end to touching just above 3.0% in December 2013. Higher yields in U.S. rates led to an outflow from EM, as investors shifted their portfolio allocation into less duration sensitive asset classes. Concerns of slowing growth and growing external imbalances in certain EM economies contributed to credit spreads widening across U.S. dollar denominated EM fixed income (EMFI) sectors. However, risk sentiment has markedly improved in the first few months of 2014, as certain EM countries are beginning to take the correct policy steps to implement pro-growth reform. Over this 12-month period, EM dollar denominated corporate debt outperformed its sovereign counterpart as corporate debt had more moderate outflows and has a shorter duration as an asset class than EM sovereign debt.

•	Investment Grade Credit: For the 12-month period ending March 31, 2014, investment grade credit recorded a total return of 1.02% as measured by the Barclays U.S. Credit Index. The Index ended March 0.27% tighter and outperformed duration-matched U.S. Treasuries by 2.86%. Within the investment grade sector, investors continued to reach down the credit spectrum as BBBs posted excess returns of 3.70% for the period. Issuers priced approximately $1.141 billion of fixed-rate investment grade supply for the period.

•	Bank Loans: For the 12-month period ending March 31, 2014, the S&P/LSTA Leveraged Loan Index (“LLI”) returned 4.35%. Single-B loans returned 4.63%, outperforming BB-rated returns of 3.00%. Notable outperformers by industry were Publishing (+8.37%), Radio & Television (+7.95%) and Media (+7.04%). Underperforming industries were Food Service (+0.43%), Cosmetics-Toiletries (+2.39%) and Cable & Satellite TV (+2.66%).

Annual Report	March 31, 2014	5

Financial Markets Highlights (Cont.)

•	High Yield: For the 12-month period ending March 31, 2014, the Citi High-Yield Cash-Pay Capped Index returned 7.25%. Lower-rated bonds outperformed higher-rated ones, with CCC-rated issues returning 10.42%, B-rated returning 7.58% and BB-rated returning 5.75%. Maturity did not have much effect on returns, with the 1-7 year category returning 7.37% and bonds maturing in 10 years or more returning 7.42%.

•	Global Equities: Global equities, as measured by the MSCI All Country World Index (MSCI ACWI), performed well for the 12-month period ending March 31 2014, with the index up 14.18%. Global equities were led by strong performances in developed markets. US equities were supported by stronger economic data, especially in labor and housing. Investors shifted allocations from fixed income into equities on fears of rising rates. European equities were supported as the region crawled its way out of a technical recession and the risk premium from a Euro Breakup diminished. In Japan, Kuroda and the Bank of Japan embarked on a large scale asset purchase program which kept Japanese interest rates suppressed and weakened the Yen. Chinese equities and emerging market equities had negative performance over the 12-month period as measured by the Shanghai Composite Index and the MSCI Emerging Markets Index, respectively. Investors worried that China’s economy would stall as it transitioned from investment-led to a consumption-based growth. Emerging markets were negatively impacted by the rise in US interest rates as investors unwound carry trades as funding costs increased. Emerging market countries with large current account deficits (India, Indonesia, South Africa, and Brazil) were hit especially hard as they relied heavily on external debt financing.

•	Collateralized Loan Obligations (CLOs): After a strong issuance in March 2013, CLOs experienced a slowdown in new issuance during the second and third quarters of 2013. The slowdown can be largely attributed to a more challenging CLO arbitrage environment in combination with the arrival of the FDIC (Federal Deposit Insurance Corporation) assessment fee that will be applied to large bank investors with $10 billion or more in assets. Any deals issued before April 1st, 2013 were grandfathered into an exception from the fee which will range from 0.03% to 0.45%. Managers did bring an increase of new deals to market in the last quarter of 2013 as they rushed to print deals before year end with growing uncertainty regarding the future regulatory environment. November was the most active month for 2013 in new issuance with $12.7 billion across 25 deals issued. New issuance came to a standstill in January 2014 as managers and investors sought clarity on the Volcker rule, but rebounded to $20 billion issued in March.

•	Commercial Mortgage-Backed Securities (CMBS): Over the 12-month period ending March 31, 2014 CMBS was largely affected by the Federal Reserve tapering and corresponding rise in interest rates along with the broader fixed income sector. Following the May 2013 sell-off following the initial taper talk, prices have rallied back and surpassed the highs seen last year. Additionally, the pace of new issuance remains strong. During the period, the CMBS portion of the Barclays U.S. Aggregate Bond Index returned 0.99% versus -0.10% for the broader index. On the new issue front, non-Agency CMBS issuance was up 29% year-over-year for the prior 12 months with $78 billion in new issuance in 98 deals compared to $60 billion in 75 deals from April 2012 through March 2013. Delinquency rates improved dramatically over the prior 12-months as commercial real estate (CRE) fundamentals improved and special servicers increased liquidations into a rising market: the overall US CMBS delinquency rate ended the first quarter at 6.5%, a 2.88% improvement year-over-year. Overall, delinquency rates have declined across all major property types over the past 12 months.

•	Real Assets: As measured by the Standard & Poor’s Goldman Sachs Commodity Excess Return Index, the broad-based commodities market posted a 1.08% gain for the 12-month period ending March 31, 2014. Performance was mixed with 11 of 24 commodities posting a positive return for the period. Lean hogs were the best performer returning over 40% after a deadly outbreak of porcine virus that reduced supply. Livestock had the largest gain in the complex, driven primarily by lean hogs, returning 18.80%. Precious metals were the worst performing sector returning -21.41% on low inflation prints despite large central bank balance sheets.

•	U.S. Large Cap Equities: The three major large capitalization U.S. equity indices all generated positive returns over the five-month period ending March 31, 2014 (the reporting period since inception of DoubleLine Shiller Enhanced CAPE®). The S&P 500® Index earned 7.57%, the NASDAQ Index returned 7.76%, and the Dow Jones Industrial Average increased 6.96%. 2013 was a banner year for equities and the final two months of the year ended on a positive note with the S&P 500® Index scoring a total return of 5.65%. The first quarter of 2014 was marked by moderate growth in U.S. large cap equity prices but was hampered by a severe winter that impacted consumer spending and earnings growth. During the five-month period ending March 31, 2014, the equity market continued its resilience in spite of reduction in the Federal Reserve’s large scale asset purchase program, resulting in a closing price of the S&P 500® Index less than 1% off of the all-time high.

6	DoubleLine Funds Trust

Management’s Discussion of Fund Performance

DoubleLine Total Return Bond Fund

The DoubleLine Total Return Bond Fund outperformed the Barclays U.S. Aggregate Bond Index return of -0.10% as well as the U.S. MBS component of the Index return of 0.20% for the 12-month period ending March 31, 2014. Over the period, interest rates rose meaningfully with the 10-year U.S. Treasury interest rate rising 0.87%. As a result, longer duration securities such as those within Agency residential MBS (RMBS), declined in prices. However, non-Agency RMBS rallied for much of the period, which helped to offset the decline in Agency RMBS, and was the main driver of the portfolio’s positive return. As duration of the Barclays U.S. MBS Index extended to historically high levels in November of 2013, the duration of the Fund also extended. Longer duration collateralized mortgage obligations (CMOs) held in the Fund, such as Agency Z bonds, contributed the most negative total return as the sector suffered from price declines which were only partially offset by positive coupon returns. Lower coupon passthroughs, which typically have longer durations relative to higher coupons, also contributed negative returns to the portfolio. The non-Agency RMBS sleeve performed well over the last twelve months as the sector only experienced a brief sell-off in June of 2013. Non-Agency RMBS rallied during much of the reporting period, contributing close to 7% in total return. Bond prices were up for almost all of the 12-month period with the exception of the month of June where non-Agency RMBS sold off for a brief period due to rising rates and redemptions from bond funds. Subprime securities held in the Fund were the best performers as the sector has benefited from an improving economy that has kept delinquency and default rates on a downward trend. Bonds backed by higher credit quality collateral, such as prime and Alt-A, also performed well contributing relatively strong interest income. The average coupon at the end of March for non-Agency RMBS held within the Fund was 5.4%. CMBS benefited from strong performance for much of the 12-month period as delinquency rates continued to fall. CLOs helped to add positive returns to the portfolio, but returns were muted compared to other sectors within the Fund as CLOs were affected by uncertainty regarding the regulatory environment going forward. MBS durations have declined slightly with the U.S. MBS component of the Barclays U.S. Aggregate Bond Index ending the period at a weighted average duration of 5.51 years, and the Barclays U.S. Aggregate Bond Index extended slightly to end the period at a weighted average duration of 5.65 years. Prepayment speeds in aggregate are as low as they have been since 2009 with the previous low dating back to the year 2000. At the end of the period, the Fund’s portfolio continued to have a shorter duration than that of the Barclays U.S. Aggregate Bond Index at 3.8 years with the duration slightly decreasing since the beginning of the year.

Period Ended 3-31-14	1-Year
I-Share	1.13%
N-Share	0.88%
Barclays Capital U.S. Aggregate Bond Index	-0.10%

For additional performance information, please refer to the “DoubleLine Funds’ Standardized Performance Summary.”

DoubleLine Emerging Markets Fixed Income Fund

Over the 12-month period ending March 31, 2014, the DoubleLine Emerging Markets Fixed Income Fund outperformed the JP Morgan EMBI Global Diversified (EMBI) Index. Over this period, the Fund benefited from a shorter duration relative to the index as 10-year U.S. Treasury yields rose 0.87% to 2.72% at the end of March 2014 from 1.85% 12-months prior. The Fund also benefited from an overweight exposure in EM corporate credits, which outperformed their EM sovereign counterpart. Performance was partially offset by an overweight position in Latin America credits which underperformed over the period due to a slowdown in China growth and lower commodity prices.

Period Ended 3-31-14	1-Year
I-Share	0.95%
N-Share	0.69%
JP Morgan Emerging Markets Bond Global Diversified Index	0.56%

For additional performance information, please refer to the “DoubleLine Funds’ Standardized Performance Summary.”

DoubleLine Core Fixed Income Fund

The DoubleLine Core Fixed Income Fund outperformed the Barclays U.S. Aggregate Bond Index return of -0.10% for the 12-month period ending March 31, 2014. At the end of the period, the Fund’s duration continued to be shorter than that of the Barclays U.S. Aggregate Bond Index duration of 5.6 years, and the average dollar price of the securities was just over par as of March 31, 2014. High yield was the primary

Annual Report	March 31, 2014	7

Management’s Discussion of Fund Performance  (Cont.)

driver of the portfolio’s outperformance as the sector rallied all through last year adding over 5% in total return for the trailing 12-month period. The sector has benefited from credit spread tightening coupled with a very benign default environment. Not far behind in performance, leveraged loans and CLOs helped boost returns despite regulatory uncertainty. RMBS, which continue to be the largest sector of the Fund at approximately 30% of the portfolio, outperformed the Barclays U.S. MBS Index’s return of 0.20% for the 12-month period. Not surprisingly, due to the rise in interest rates, longer duration Agency RMBS declined in prices. Conversely, non-Agency RMBS rallied for much of the period, which helped to offset the decline in Agency RMBS, and was the main driver in the mortgage sleeve’s outperformance over the Barclays U.S. MBS Index. The non-Agency RMBS portion of the Fund performed well over 12-month period as the sector only experienced a brief sell-off in June of 2013. From a total return perspective, subprime securities gained the most in total return within the non-Agency RMBS sector. In aggregate, the non-Agency RMBS sector also contributed strong interest returns as the average coupon of the sector was over 5.5% as of March 31, 2014. All other sectors, such as investment grade corporate bonds, emerging markets and CMBS also contributed to positive returns during the period, with Governments as the only sector that detracted from total returns.

Period Ended 3-31-14	1-Year
I-Share	1.03%
N-Share	0.77%
Barclays Capital U.S. Aggregate Bond Index	-0.10%

For additional performance information, please refer to the “DoubleLine Funds’ Standardized Performance Summary.”

DoubleLine Multi-Asset Growth Fund

The DoubleLine Multi-Asset Growth Fund turned in positive performance for the 12-month period ending March 31, 2014; however, the Fund underperformed the Blended Benchmark* for the period. Global Equity allocations were the strongest performers over this period. Fixed income exposure was the second strongest asset class, adeptly navigating increased periods of volatility during the initial spike in U.S. Treasury rates seen in May 2013, and further volatility in fixed income markets seen during the second half of 2013. Real Assets were the only sector that experienced a negative return over the period, with commodity markets in general seeing large price declines, and real asset focused investment vehicles seeing significant outflows. Exposure to this asset class, however, remains relatively small compared to the equity and fixed income allocations.

Period Ended 3-31-14	1-Year
I-Share	3.65%
A-Share
No Load	3.28%
With Load	-1.11%
Blended Benchmark*	4.21%
S&P 500 Total Return Index	21.86%

*	Blended Benchmark: 60% Barclays U.S. Aggregate Index/25% Morgan Stanley Capital International All Country World Index/15% S&P Goldman Sachs Commodity Index Total Return

For additional performance information, please refer to the “DoubleLine Funds’ Standardized Performance Summary.”

DoubleLine Low Duration Bond Fund

The DoubleLine Low Duration Bond Fund outperformed the Bank of America (BofA)/Merrill Lynch U.S. Treasuries 1-3 Year U.S. Treasury Index’s return of 0.38% over the 12-month period ending March 31, 2014. At the end of the period, the Fund remained invested across multiple asset classes including allocations to U.S. Government securities, RMBS, investment grade credit, EMFI, CLOs and CMBS. The portfolio benefited from more credit sensitive sectors such as non-Agency RMBS and EMFI which were the main drivers of the outperformance of the portfolio over its Index. From a total return perspective, RMBS was the best performing sector aided by strong price gains from non-Agency RMBS. These securities performed well over the 12-month reporting period and only experienced a brief sell-off in the month of June of 2013. Agency RMBS experienced price declines due to the interest rate rise, but the interest income from the sector more than offset the price losses. The RMBS sector was approximately 11% of the Fund with a near zero duration at the end of the reporting period. EMFI was the next best performing sector within the Fund, as credit spreads tightened because of a flattening yield curve. Generally, the sector benefited from a rally in the middle of the quarter despite no material changes in the fundamental picture respective to local

8	DoubleLine Funds Trust

economies. EMFI was roughly 20% of the Fund at the end of the period with a duration of 2.5 years. Other securitized products also performed well with both CMBS and CLO sectors helping to boost returns with price gains. Both sectors have experienced strong demand, and have traded well. CLOs experienced a healthy volume of issuance over the 12-month period as both experienced and new CLO managers were all able to bring new deals to the market. The new deals were met with much interest with spreads tightening in for most of the year, and only widening slightly in the fourth quarter of 2013. The duration of CMBS and CLO securities held within the Fund remained less than 1 year as of March 31, 2014. Other sectors of the portfolio such as investment grade credit, bank loans and governments also contributed positive returns to the portfolio. These sectors all outperformed their benchmark with the exception of the government bonds held in the portfolio. At the end of the period, the overall Fund duration continued to be approximately 1 year with a weighted average life of just over 2 years. Credit exposure remained relatively limited as approximately 80% of the Fund was in cash, government debt or issuers with investment grade credit ratings.

Period Ended 3-31-14	1-Year
I-Share	1.51%
N-Share	1.26%
BofA/Merrill Lynch 1-3 Year U.S. Treasury Index	0.38%

For additional performance information, please refer to the “DoubleLine Funds’ Standardized Performance Summary.”

DoubleLine Floating Rate Fund

The DoubleLine Floating Rate Fund underperformed the S&P/LSTA Leveraged Loan Index during the 12-month period ending March 31, 2014. This was primarily due to the composition of the portfolio relative to the Index. For instance, the Fund had a higher allocation to BBs than the S&P/LSTA Leveraged Loan Index. During the 12-month period, the Fund had limited exposure to CCCs and second lien loans, which had returns far outpacing lower-risk categories. Defaults continued their muted trend, with the lagging 12-month loan default rate hitting a 16-month low of 1.21% by dollar amount and 1.02% by number of loans.

Period Ended 3-31-14	1-Year
I-Share	3.07%
N-Share	2.93%
S&P LSTA Leveraged Loan Index	4.35%
Credit Suisse Leveraged Loan Index	5.28%

For additional performance information, please refer to the “DoubleLine Funds’ Standardized Performance Summary.”

DoubleLine Shiller Enhanced CAPE®

Since the inception of DoubleLine Shiller Enhanced CAPE® through March 31, 2014, the Fund has outperformed both the S&P 500® Index and the Shiller Barclays CAPE® U.S. Sector Total Return Index. Five out of six sectors that the Fund was exposed to during the reporting period (Consumer Staples, Financial, Healthcare, Industrial, and Technology) delivered positive returns. The one sector that the Fund was exposed to that delivered negative returns was Energy, which returned -0.52% for the period. The average return for all six sectors was greater than the return of the S&P 500® Index leading to the outperformance. The fixed income collateral performance was impacted by cash drag during the ramping up of the Fund’s operations but subsequently the pool generated a strong positive return outperforming cash. All bond sectors the Fund had exposure to posted positive returns. Key drivers of performance were emerging markets and corporate bonds as these sectors outperformed the aggregate bond market.

Period Ended 3-31-14	Since Inception 10-31-2013 (Not Annualized)
I-Share	7.83%
N-Share	7.73%
S&P 500® Index	7.57%
Shiller Barclays CAPE® U.S. Sector Total Return Index	6.72%

For additional performance information, please refer to the “DoubleLine Funds’ Standardized Performance Summary.”

Annual Report	March 31, 2014	9

Management’s Discussion of Fund Performance  (Cont.)

Past performance is not a guarantee of future results.

Opinions expressed herein are as of March 31, 2014 and are subject to change at any time, are not guaranteed and should not be considered investment advice.

The performance shown assumes the reinvestment of all dividends and distributions and does not reflect any reductions for taxes. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedules of Investments for a complete list of Fund holdings.

This report is for the information of shareholders of the Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus.

Credit distribution is determined from the highest available credit rating from any Nationally Recognized Statistical Rating Organization (S&P, Moody’s and Fitch).

Mutual fund investing involves risk; principal loss is possible. Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower rated and non-rated securities present a great risk of loss to principal and interest than higher rated securities.

The Emerging Markets Fixed Income Fund, Core Fixed Income Fund, Multi-Asset Growth Fund, Total Return Bond Fund, Floating Rate Fund, Shiller Enhanced CAPE® and the Low Duration Bond Fund may invest in Asset-Backed and Mortgage-Backed securities. Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

The Emerging Markets Fixed Income Fund, Core Fixed Income Fund, Multi-Asset Growth Fund, Low Duration Bond Fund, Floating Rate Fund, and Shiller Enhanced CAPE® will also invest in foreign securities, which involve political, economic, and currency risks, greater volatility, and differences in accounting methods. These risks are greater for investments in emerging markets.

The Multi-Asset Growth Fund may invest in securities related to real estate, which may decline in value as a result of factors affecting the real estate industry. Commodity-linked derivative instruments may involve additional costs and risks such as changes in commodity index volatility or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Investing in derivatives could lose more than the amount invested.

The Total Return Bond Fund, Low Duration Bond Fund, Shiller Enhanced CAPE®, and Core Fixed Income Fund may also invest in securities related to real estate, which may decline in value as a result of factors affecting the real estate industry.

The Multi-Asset Growth Fund and Shiller Enhanced CAPE® may experience equity risk. Equities may decline in value due to both real and perceived general market, economic, and industry conditions.

In order to achieve its investment objectives, the Low Duration Bond Fund, Total Return Bond Fund, Core Fixed Income Fund, Emerging Markets Fixed Income Fund, Multi-Asset Growth Fund, Floating Rate Fund and Shiller Enhanced CAPE® may use certain types of exchange traded funds or investment derivatives. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. ETF investments involve additional risks such as the market price trading at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares.

The DoubleLine Floating Rate Fund will invest in floating rate securities which include additional risks that investors should be aware of such as credit risk, interest rate risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

The DoubleLine Shiller Enhanced CAPE® may make short sales of securities, which involves the risk that losses may exceed the original amount invested.

Additional principal risks for the Funds can be found in the prospectus.

Diversification does not assure a profit or protect against loss in a declining market.

Barclays U.S. Aggregate Bond Index—The Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Barclays U.S. CMBS Index—The Index measures the performance of investment grade commercial mortgage-backed securities, which are classes of securities that represent interests in pools of commercial mortgages.

Barclays U.S. Credit Index—This index is the US Credit component of the US Government/Credit Index and consists of publically issued US corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. The US Credit Index is the same as the former US Corporate Investment Grade Index.

Barclays U.S. MBS Index—The Index measures the performance of investment grade fixed-rate mortgage-backed pass-through securities of the Government-Sponsored Enterprises (GSEs): Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Below Investment Grade—Refers to a security that is rated below investment grade. These securities are seen as having higher default risk or other adverse credit events, but typically pay higher yields than better quality bonds in order to make them attractive. They are less likely to pay back 100 cents on the dollar.

BofA/Merrill Lynch 1-3 Year U.S. Treasury Index—The index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years. It is not possible to invest directly in an unmanaged index.

Citi High-Yield Cash-Pay Capped Index—The index represents the cash-pay securities of the Citigroup High-Yield Market Capped Index, which represents a modified version of the High Yield Market Index by delaying the entry of fallen angel issues and capping the par value of individual issuers at $5 billion par amount outstanding.

Cotation Assistée en Continu (CAC)—CAC refers to the CAC 40 Index which is a French stock market index. It tracks 40 of the largest French stocks on the Paris Bourse, or stock exchange.

Credit Suisse Leveraged Loan Index —This index tracks the investable market of the U.S. dollar denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries. The Fund’s investments will likely diverge widely from the components of the benchmark index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

Deutsche Borse AG German Stock Index (DAX)—DAX is the Deutscher Aktien-Index, or the German stock index, which represents 30 of the largest and most liquid German companies that trade on the Frankfurt Exchange.

10	DoubleLine Funds Trust

Dow Jones Industrial Average (DJIA)—Invented in 1896, the Dow Jones Industrial Average is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange (NYSE) and the Nasdaq.

Duration—A measure of the sensitivity of a price of a fixed income investment to a change in interest rates, expressed as a number of years.

Federal Open Market Committee (FOMC)—The FOMC is the branch of the Federal Reserve Board that determines the direction of monetary policy. The FOMC is composed of the board of governors, which has seven members, and five reserve bank presidents. The president of the Federal Reserve Bank of New York serves continuously, while the presidents of the other reserve banks rotate their service of one-year terms.

FTSE MIB (Milano Italia Borsa)—FTSE is the Financial Times Stock Exchange, which is similar to S&P in the U.S., and specializes in index calculation. They are best known for the FTSE 100 Index which includes blue-chip stocks on the London Stock Exchange. The FTSE MIB is the benchmark stock market index for the Borsa Italiana, the Italian national stock exchange, which superseded the MIB-30 in September 2004.

House Price Appreciation (HPA)—This is the increase in the value of housing over time that could occur due to any number of reasons including but not limited to increased demand, weakening supply, or changes in interest rates.

IBEX 35—The IBEX 35 is the official index of the Spanish Continuous Market. The index is comprised of the 35 most liquid stocks traded on the Continuous market. It is calculated, supervised and published by the Sociedad de Bolsas.

Investment Grade—Refers to a bond considered investment grade if its credit rating is BBB – or higher by Standard & Poor’s or Baa3 or higher by Moody’s. Ratings are based on corporate bond model. The higher the rating the more likely the bond will pay back par/100 cents on the dollar.

JP Morgan Emerging Markets Bond Global Diversified Index (EMBI)—This index is uniquely-weighted version of the EMBI Global. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by EMBI Global.

Merrill Lynch 100 Technology Index—The index is an equal-dollar weighted index of 100 stocks designed to measure the performance of a cross section of large, actively traded technology stocks and American Depositary Receipts.

Morgan Stanley Capital International All Country World Index (MSCI ACWI)—This Index is a market-capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, including both developed and emerging markets.

Morgan Stanley Capital International EAFE Index (MSCI EAFE)—The index is a market-capitalization weighted stock market index designed to measure equity market performance of developed markets outside of the U.S. and Canada. This index includes a selection of stocks from 21 developed markets, excluding the U.S. and Canada.

Morgan Stanley Capital International Emerging Markets Index (MSCI EM)—The Index is a float-adjusted market capitalization index designed to measure equity market performance in global emerging markets. It consists of indices in 26 emerging economies, including but not limited to, Argentina, Brazil, China, India, Poland, Thailand, Turkey, and Venezuela.

NASDAQ—The NASDAQ, or National Association of Securities Dealers Automated Quotation, is an electronic trading system that provides price quotations to market participants on the more actively traded common stock issues; approximately 4,000 common stock issues are included in the system.

Nikkei—The Nikkei is short for Japan’s Nikkei 225 Stock Average, which is the leading index of Japanese stocks. This index is price-weighted and comprised of Japan’s top 225 blue-chip companies on the Tokyo Stock Exchange. The Nikkei is equivalent to the Dow Jones Industrial Average Index in the U.S.

Russell 2000® Growth Index—This index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values.

S&P 500® Index—The index is a capitalized-weighted index of 500 stocks.

S&P/Case-Shiller 20-City Home Price Index—The index measures the value of residential real estate in 20 metropolitan areas of the U.S. It is included in the S&P/Case-Shiller Home Price Index Series which seeks to measure changes in the total value of all existing single-family housing stock.

S&P/Goldman Sachs Commodity Excess Return Index (S&P GSCI ER)—The index is a composite index of commodity sector returns which represents a broadly diversified, unleveraged, long-only position in commodity futures. The index’s components qualify for inclusion in the index based on liquidity measures and are weighted in relation to their global production levels, making the Index a valuable economic indicator and commodities market benchmark. The S&P GSCI Excess Return Index (SPSCI ER) is one of the three S&P GSCI Indices published, measuring the return accrued from investing in uncollateralized nearby commodity futures. This Excess Return Index includes an Energy component, which was referenced in this commentary.

S&P/LSTA Leveraged Loan Index—Capitalization-weighted syndicated loan indices are based upon market weightings, spreads and interest payments, and this index covers the U.S. market back to 1997 and currently calculates on a daily basis. Created by the Leveraged Commentary & Data (LCD) team at S&P Capital IQ, the review provides an overview and outlook of the leveraged loan market as well as an expansive review of the S&P Leveraged Loan Index and sub-indexes. The review consists of index general characteristics, results, risk-return profile, default/distress statistics, and repayment analysis.

Shanghai Composite Index—The Index is a capitalization-weighted index. The index tracks the daily price performance of all A-shares and B-shares listedon the Shanghai Stock Exchange. The index was developed on December 19, 1990 with a base value of 100. Index trade volume on Q is scaled down by a factor of 1000.

Shiller Barclays CAPE® US Sector Total Return Index—The index was launched on September 2012 (“Index”). Any provided performance information relating to a period prior to that date is hypothetical. The Index methodology is available for review upon request. Barclays Bank PLC (“Barclays”) or an affiliate of Barclays prepared the provided performance information (including the hypothetical performance information), is the index sponsor for the Index and potentially is the counterparty to a transaction referencing the Index. It is in Barclays interest to demonstrate positive pre-inception index performance. The pre-inception index performance is included from the period from Feb 1988 to September 2012. Actual performance is highlighted in grey. The data below reflects a cost of 0.28% per annum that is incorporated into the Index formula. The performance information, however, does not reflect any additional fees that may be paid by counterparty to a transaction referencing the Index that may be agreed between the parties thereto. Fees are not reflected in the provided Index performance information.

Weighted Average Life—Weighted average life, or WAL, is the average number of years for which each dollar of unpaid principal on a loan or mortgage remains outstanding.

A direct investment cannot be made in an index. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

The DoubleLine Funds are distributed by Quasar Distributors, LLC.

DoubleLine® is a registered trademark of DoubleLine Capital LP.

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to a Fund and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein.

Annual Report	March 31, 2014	11

Management’s Discussion of Fund Performance  (Cont.)

DoubleLine has no obligation to provide revised assessments in the event of changed circumstances. While we have gathered this information from sources believed to be reliable, DoubleLine cannot guarantee the accuracy of the information provided. Securities discussed are not recommendations and are presented as examples of issue selection or portfolio management processes. They have been picked for comparison or illustration purposes only. No security presented within is either offered for sale or purchase. DoubleLine reserves the right to change its investment perspective and outlook without notice as market conditions dictate or as additional information becomes available.

Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors. The views and forecasts expressed in this material are as of the date indicated, are subject to change without notice, may not come to pass and do not represent a recommendation or offer of any particular security, strategy, or investment. Past performance is no guarantee of future results.

12	DoubleLine Funds Trust

DoubleLine Funds’ Standardized Performance Summary

As of March 31, 2014

DBLTX/DLTNX
Total Return Bond Fund	1 Year	3 Year Annualized	Since Inception Annualized (4-6-10 to 3-31-14)	Gross Expense Ratio	Net Expense Ratio*
I-share (DBLTX)	1.13%	6.16%	9.34%	0.47%	0.48%
N-share (DLTNX)	0.88%	5.87%	9.06%	0.72%	0.73%
Barclays Capital U.S. Aggregate Bond Index	-0.10%	3.75%	4.25%
DBLEX/DLENX
Emerging Markets Fixed Income Fund	1 Year	3 Year Annualized	Since Inception Annualized (4-6-10 to 3-31-14)	Expense Ratio
I-share (DBLEX)	0.95%	5.60%	7.07%	0.92%
N-share (DLENX)	0.69%	5.34%	6.81%	1.17%
JP Morgan Emerging Markets Bond Global Diversified Index	0.56%	7.10%	7.44%
DBLFX/DLFNX
Core Fixed Income Fund	1 Year	3 Year Annualized	Since Inception Annualized (6-1-10 to 3-31-14)	Expense Ratio
I-share (DBLFX)	1.03%	6.17%	7.41%	0.48%
N-share (DLFNX)	0.77%	5.88%	7.14%	0.73%
Barclays Capital U.S. Aggregate Bond Index	-0.10%	3.75%	3.76%
DMLIX/DMLAX
Multi-Asset Growth Fund	1 Year	3 Year Annualized	Since Inception Annualized (12-20-10 to 3-31-14)	Gross Expense Ratio	Net Expense Ratio*
I-share (DMLIX)	3.65%	2.94%	3.07%	1.26%	1.13%
A-share (DLMAX)				1.51%	1.38%
A-share (No Load)	3.28%	2.68%	2.77%
A-share (With Load)	-1.11%	1.20%	1.42%
Blended Benchmark**	4.21%	4.16%	5.11%
S&P 500® Total Return Index	21.86%	14.66%	15.66%
DBLSX/DLSNX
Low Duration Bond Fund	1 Year		Since Inception Annualized (9-30-11 to 3-31-14)	Gross Expense Ratio	Net Expense Ratio*
I-share (DBLSX)	1.51%		2.73%	0.48%	0.47%
N-share (DLSNX)	1.26%		2.46%	0.73%	0.72%
BofA/Merrill Lynch 1-3 Year U.S. Index Treasury	0.38%		0.45%
DBFRX/DLFRX
Floating Rate Fund	1 Year		Since Inception Annualized (2-1-13 to 3-31-14)	Gross Expense Ratio	Net Expense Ratio*
I-share (DBFRX)	3.07%		3.35%	0.73%	0.73%
N-share (DLFRX)	2.93%		3.23%	0.98%	0.98%
S&P LSTA Leveraged Loan Index	4.35%		4.69%
Credit Suisse Leveraged Loan Index	5.28%		5.45%
DSEEX/DSENX
Shiller Enhanced CAPE®	Since Inception (10-31-13 to 3-31-14)			Gross Expense Ratio	Net Expense Ratio*
I-share (DSEEX)	7.83%			4.98%	0.65%
N-share (DSENX)	7.73%			5.23%	0.90%
S&P 500®	7.57%
Shiller Barclays CAPE® U.S. Sector Total Return USD Index	6.72%

Annual Report	March 31, 2014	13

DoubleLine Funds’ Standardized Performance Summary  (Cont.)

The performance information shown assumes the reinvestment of all dividends and distributions. Returns over 1 year are average annual returns. Performance data quoted represents past performance; past performance does not guarantee future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doublelinefunds.com. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of a fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (213) 633-8200 or by visiting www.doublelinefunds.com.

Performance data shown for the Multi-Asset Growth Fund Class A shares reflects the maximum sales charge of 4.25%. Performance data shown for the Class A No Load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted. The Multi-Asset Growth Fund imposes a Deferred Sales Charge of 0.75% on purchases of $1 million or more of Class A shares if redeemed within 18 months of purchase. The Multi-Asset Growth Fund and Floating Rate Fund impose a 1.00% redemption fee on all share classes if shares are sold within 90 days of purchase. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

*The Adviser has contractually agreed to waive fees and reimburse expenses through July 31, 2014.

**The Blended Benchmark for the Multi-Asset Growth Fund is 60% Barclays U.S. Aggregate Index, 25% MSCI All Country World Index & 15% S&P Goldman Sachs Commodity Total Return Index

Mutual Fund Investing involves risk. Principal loss is possible.

14	DoubleLine Funds Trust

Schedule of Investments DoubleLine Total Return Bond Fund	March 31, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
COLLATERALIZED LOAN OBLIGATIONS 3.0%

	ALM Loan Funding,
$3,750,000	Series 2012-6A-C	4.98%	#^	06/14/2023	3,767,472

	ARES Ltd.,
6,351,752	Series 2006-6RA-A2	0.51%	#	03/12/2018	6,297,187
79,724,070	Series2011-16A-AR	1.22%	#^	05/17/2021	79,335,834
25,000,000	Series2013-1A-B	1.99%	#^	04/15/2025	24,574,071
6,500,000	Series2013-1A-D	3.99%	#^	04/15/2025	6,374,337

	Atrium Corporation,
109,327	Series 3A-A1	0.56%	#^	10/27/2016	109,322

	Avery Point Ltd.,
5,000,000	Series 2014-1A-A	1.75%	#^	04/25/2026	5,000,000
4,250,000	Series 2014-1A-D	3.73%	#^	04/25/2026	4,082,125

	Babson, Inc.,
4,519,157	Series 2005-3A-A	0.49%	#^	11/10/2019	4,494,399

	Black Diamond Ltd.,
2,713,518	Series 2005-1A-A1	0.50%	#^	06/20/2017	2,690,048

	BlueMountain Ltd.,
25,000,000	Series 2012-2A-A1	1.65%	#^	11/20/2024	24,933,998
19,000,000	Series 2012-2A-B1	2.29%	#^	11/20/2024	18,923,956
16,150,000	Series 2012-2A-C	2.98%	#^	11/20/2024	16,052,393

	BMI Trust,
115,342,363	Series 2013-1AR-A1R	1.17%	#^	08/01/2021	114,608,285

	Brookside Mill Ltd.,
17,000,000	Series 2013-1A-C1	2.94%	#^	04/17/2025	16,789,947

	Canyon Capital Ltd.,
9,500,000	Series 2012-1A-B1	2.19%	#^	01/15/2024	9,301,475

	Cent Ltd.,
3,000,000	Series 2005-10A-D	1.98%	#^	12/15/2017	2,928,905

	Centurion Ltd.,
2,500,000	Series 2005-8X-C	1.24%	#	03/08/2017	2,465,813

	Crown Point Ltd.,
10,500,000	Series 2012-1A-A1LB	1.73%	#^	11/21/2022	10,496,195

	Dryden Leveraged Loan,
569,419	Series 2005-8A-A	0.49%	#^	05/22/2017	569,381

	Dryden Senior Loan Fund,
4,000,000	Series 2012-24A-D	4.99%	#^	11/15/2023	4,019,351
10,000,000	Series 2012-25A-B1	2.49%	#^	01/15/2025	9,997,290

	Fortress Credit Ltd.,
10,000,000	Series 2013-1A-A	1.42%	#^	01/19/2025	9,826,722
10,000,000	Series 2013-1A-B	2.14%	#^	01/19/2025	9,740,283

	Galaxy Ltd.,
13,000,000	Series 2013-15A-B	2.09%	#^	04/15/2025	12,797,125
13,100,000	Series 2013-15A-C	2.84%	#^	04/15/2025	12,835,986
6,125,000	Series 2013-15A-D	3.64%	#^	04/15/2025	5,965,368

	Gannett Peak Ltd.,
2,036,883	Series 2006-1A-A1A	0.49%	#^	10/27/2020	2,032,483

	GLG Ore Hill Ltd.,
37,000,000	Series 2013-1A-A	1.36%	#^	07/15/2025	36,258,943

	ICE Global Credit Ltd.,
30,000,000	Series 2013-1A-A1	1.99%	#^	04/20/2024	29,598,000
25,000,000	Series 2013-1A-B2	2.79%	#^	04/20/2024	24,137,500

	Kingsland Ltd.,
500,000	Series 2005-1A-C2	6.13%	^	06/13/2019	500,290

	KKR Financial Corporation,
5,043,950	Series 2006-1A-A1	0.51%	#^	08/25/2018	5,018,377
12,701,930	Series 2007-AA-A	0.99%	#^	10/15/2017	12,670,885

	KVK Ltd.,
20,000,000	Series 2013-1A-A	1.64%	#^	04/14/2025	19,917,985

	LCM LP,
3,000,000	Series 10X-A	1.72%	#	04/15/2022	3,004,549
3,650,000	Series 11A-D2	4.19%	#^	04/19/2022	3,652,786
20,000,000	Series 12A-A	1.71%	#^	10/19/2022	19,958,204

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	LCM LP, (Cont.)
$12,600,000	Series 13A-C	3.14%	#^	01/19/2023	12,576,145
2,075,000	Series 14A-D	3.74%	#^	07/15/2025	2,016,538

	Marathon Ltd.,
17,000,000	Series 2013-5A-A2A	2.58%	#^	02/21/2025	16,996,748

	Marea Ltd.,
2,000,000	Series 2012-1A-D	4.79%	#^	10/16/2023	2,008,048

	Nomad Ltd.,
9,000,000	Series 2013-1A-B	3.19%	#^	01/15/2025	8,971,887
3,500,000	Series 2013-1A-C	3.74%	#^	01/15/2025	3,417,270

	Northwoods Capital Corporation,
30,000,000	Series 2012-9A-A	1.66%	#^	01/18/2024	29,970,698

	Oak Hill Credit Partners,
25,000,000	Series 2012-7A-A	1.65%	#^	11/20/2023	24,935,578
18,000,000	Series 2012-7A-B1	2.48%	#^	11/20/2023	18,022,359

	OCP Ltd.,
2,524,098	Series 2012-2A-X2	1.72%	#^	11/22/2023	2,528,201
10,000,000	Series 2013-3A-B	2.99%	#^	01/17/2025	9,823,934

	OHA Intrepid Leverage Loan Fund Ltd.,
10,000,000	Series 2011-1AR-DR	3.29%	#^	04/20/2021	10,005,560

	Race Point Ltd.,
25,000,000	Series 2012-7A-A	1.66%	#^	11/08/2024	24,982,184
24,000,000	Series 2012-7A-B	2.49%	#^	11/08/2024	23,960,342
5,500,000	Series 2013-8A-B	2.13%	#^	02/20/2025	5,392,835

	Saturn Ltd.,
3,200,000	Series 2007-1A-D	4.24%	#^	05/13/2022	3,022,553

	Solstice Ltd.,
9,042,714	Series 2003-3A-A2	1.33%	#^	09/15/2033	8,686,657

	Symphony Ltd.,
25,000,000	Series 2013-11A-B1	2.44%	#^	01/17/2025	24,992,206

	WhiteHorse Ltd.,
2,000,000	Series 2006-1A-B1L	2.09%	#^	05/01/2018	1,985,027
50,000,000	Series 2012-1A-A1L	1.64%	#^	02/03/2025	49,798,526

	Wind River Ltd.,
59,000,000	Series 2012-1A-A	1.64%	#^	01/15/2024	58,635,194
17,000,000	Series 2012-1A-B1	2.34%	#^	01/15/2024	16,638,042
13,750,000	Series 2012-1A-C1	3.29%	#^	01/15/2024	13,651,103

	Total Collateralized Loan Obligations (Cost $950,628,997)				948,744,905

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 6.6%

	Banc of America Commercial Mortgage Trust,
19,741,000	Series 2006-4-AM	5.68%		07/10/2046	21,565,828
18,915,000	Series 2007-1-AMFX	5.48%	#	01/15/2049	19,919,387
11,700,000	Series 2007-2-AM	5.79%	#	04/10/2049	12,946,805
52,650,000	Series 2007-5-AM	5.77%	#	02/10/2051	57,153,286
252,063,862	Series 2007-5-XW	0.53%	#^ I/O	02/10/2051	2,578,487

	Bear Stearns Commercial Mortgage Securities, Inc.,
2,534,883	Series 2004-PWR4-A3	5.47%	#	06/11/2041	2,536,995
12,500,000	Series 2005-T18-AJ	5.01%	#	02/13/2042	12,908,412
19,225,000	Series 2006-PW14-AM	5.24%		12/11/2038	21,001,948
28,000,000	Series 2007-PW16-AM	5.90%	#	06/11/2040	31,255,952
12,815,000	Series 2007-PW17-AMFL	0.85%	#^	06/11/2050	12,531,532

	Boca Hotel Portfolio Trust,
9,500,000	Series 2013-BOCA-E	3.91%	#^	08/15/2026	9,523,208

	Capital Trust,
676,923	Series 2005-3A-A2	5.16%	^	06/25/2035	676,923

	CD Commercial Mortgage Trust,
2,865,184	Series 2006-CD2-AAB	5.33%	#	01/15/2046	2,897,068
37,500,000	Series 2006-CD2-AM	5.35%	#	01/15/2046	40,158,038
2,651,348	Series 2007-CD4-ASB	5.28%		12/11/2049	2,724,764
479,140,275	Series 2007-CD5-XP	0.17%	#^ I/O	11/15/2044	639,173
77,690,000	Series 2007-CD4-AMFX	5.37%	#	12/11/2049	81,636,419

	CGBAM Commercial Mortgage Trust,
20,000,000	Series 2013-BREH-E	4.51%	#^	05/15/2030	20,260,410

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2014	15

Schedule of Investments  DoubleLine Total Return Bond Fund  (Cont.)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Citigroup Commercial Mortgage Trust,
$14,503,000	Series 2005-C3-AM	4.83%	#	05/15/2043	15,033,701
14,140,000	Series 2007-C6-AM	5.89%	#	12/10/2049	15,604,664
11,250,000	Series 2008-C7-AM	6.34%	#	12/10/2049	12,632,642
302,034,164	Series 2012-GC8-XA	2.23%	#^ I/O	09/10/2045	33,972,803

	COBALT Commercial Mortgage Trust,
7,650,000	Series 2007-C2-AJFX	5.57%	#	04/15/2047	7,711,384
22,750,000	Series 2007-C2-AMFX	5.53%	#	04/15/2047	25,044,952

	Commercial Mortgage Pass-Through Certificates,
94,832,727	Series 2002-LC4-XA	2.66%	#^ I/O	12/10/2044	12,347,411
4,700,000	Series 2006-C8-AM	5.35%		12/10/2046	5,148,375
8,494,191	Series 2007-C9-AJFL	0.84%	#^	12/10/2049	7,711,010
40,044,759	Series 2012-CR2-XA	1.93%	# I/O	08/15/2045	4,318,287
188,110,117	Series 2012-CR3-XA	2.19%	# I/O	10/15/2045	22,818,604
17,626,342	Series 2012-MVP-A	2.09%	#^	11/17/2026	17,723,067
3,500,000	Series 2012-MVP-B	1.76%	#^	11/17/2026	3,507,362
3,200,000	Series 2012-MVP-C	2.31%	#^	11/17/2026	3,208,208
88,784,539	Series 2012-MVP-XACP	1.77%	#^ I/O	12/17/2014	1,198,281
70,506,326	Series 2012-MVP-XBCP	1.42%	#^ I/O	12/17/2014	773,948
4,000,000	Series 2013-FL3-RRI2	4.41%	#^	10/13/2028	4,006,772

	Credit Suisse First Boston Mortgage Securities Corporation,
2,349,858	Series 1998-C2-F	6.75%	#^	11/15/2030	2,431,132
264,755	Series 2001-CF2-G	6.93%	^	02/15/2034	265,048
7,675,000	Series 2005-C6-AM	5.23%	#	12/15/2040	8,170,517

	Credit Suisse Mortgage Capital Certificates,
4,750,000	Series 2006-C3-AJ	5.79%	#	06/15/2038	4,743,029
2,135,663	Series 2006-C3-AM	5.79%	#	06/15/2038	2,322,033
51,221,320	Series 2006-C5-AM	5.34%		12/15/2039	55,297,410
23,148,012	Series 2006-TF2A-A2	0.33%	#^	10/15/2021	23,056,566
4,752,684	Series 2006-TF2A-KERB	0.61%	#^	09/15/2021	4,701,816
5,963,456	Series 2006-TF2A-SVA1	0.39%	#^	10/15/2021	5,923,715
12,151,480	Series 2007-TFLA-C	0.33%	#^	02/15/2022	12,119,030
3,874,709	Series 2007-TFLA-G	0.53%	#^	02/15/2022	3,800,816
16,900,000	Series 2009-RR2-IQB	5.69%	#^	04/16/2049	18,218,073
8,800,000	Series 2010-RR1-1B	5.69%	#^	04/16/2049	9,435,140
5,150,000	Series 2010-RR2-3B	5.34%	#^	12/15/2043	5,621,539
10,000,000	Series 2010-RR5-2B	5.34%	#^	12/16/2043	10,845,395
15,000,000	Series 2007-C4-A1AM	5.97%	#	09/15/2039	16,187,700

	DBRR Trust,
14,554,963	Series 2011-C32-A3B	5.72%	#^	06/17/2049	15,756,577
929,596	Series 2012-EZ1-A	0.95%	^	09/25/2045	929,318

	DBUBS Mortgage Trust,
199,697,713	Series 2011-LC2A-XA	1.60%	#^ I/O	07/10/2044	10,825,813

	DDR Corporation,
15,414,498	Series 2009-DDR1-A	3.81%	^	10/14/2022	15,643,164

	Del Coronado Trust,
8,000,000	Series 2013-HDC-D	2.11%	#^	03/15/2026	7,958,972
9,550,000	Series 2013-HDC-E	2.81%	#^	03/15/2026	9,444,382
5,500,000	Series 2013-HDMZ-M	5.16%	#^	03/15/2018	5,543,198

	Extended Stay America Trust,
3,500,000	Series 2013-ESFL-DFL	3.30%	#^	12/05/2031	3,468,649
8,000,000	Series 2013-ESH5-A15	1.28%	^	12/05/2031	7,836,074
2,534,722	Series 2013-ESHM-M	7.63%	^	12/05/2019	2,608,844

	GE Capital Commercial Mortgage Corporation,
7,000,000	Series 2004-C3-B	5.57%	#	07/10/2039	7,065,174
11,781,000	Series 2005-C2-B	5.11%	#	05/10/2043	12,190,961

	GMAC Commercial Mortgage Securities, Inc.,
2,523,884	Series 2004-C3-A4	4.55%		12/10/2041	2,530,818
14,950,000	Series 2006-C1-AJ	5.35%	#	11/10/2045	13,963,801

	Greenwich Capital Commercial Funding Corporation,
1,756,483	Series 2004-FL2A-D	0.47%	#^	11/05/2019	1,743,309
6,500,000	Series 2004-FL2A-G	0.64%	#^	11/05/2019	6,451,250
20,540,000	Series 2005-GG5-AM	5.28%	#	04/10/2037	21,749,785
7,000,000	Series 2006-GG7-AM	6.01%	#	07/10/2038	7,627,711
3,766,667	Series 2007-GG11-AJ	6.26%	#	12/10/2049	3,812,293
8,350,000	Series 2007-GG11-AM	5.87%	#	12/10/2049	9,192,093
43,194,500	Series 2007-GG9-AM	5.48%		03/10/2039	46,551,145
21,460,000	Series 2007-GG9-AMFX	5.48%		03/10/2039	22,973,885

	GS Mortgage Securities Corporation,
12,100,000	Series 2006-GG6-AJ	5.75%	#	04/10/2038	12,371,796

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	GS Mortgage Securities Corporation, (Cont.)
$9,055,000	Series 2006-GG6-AM	5.62%	#	04/10/2038	9,731,422
156,570,308	Series 2006-GG6-XC	0.16%	#^ I/O	04/10/2038	122,125
59,414,000	Series 2006-GG8-AJ	5.62%		11/10/2039	59,005,648
25,000,000	Series 2006-GG8-AM	5.59%		11/10/2039	27,313,912
35,107,526	Series 2011-GC3-X	1.25%	#^ I/O	03/10/2044	1,355,028
115,026,682	Series 2012-GC6-XA	2.34%	#^ I/O	01/10/2045	13,419,530
2,818,890	Series 2012-GCJ7-A1	1.14%		05/10/2045	2,829,747
3,700,000	Series 2013-KYO-A	1.00%	#^	11/08/2029	3,715,681
1,500,000	Series 2013-KYO-D	2.76%	#^	11/08/2029	1,524,965
19,500,000	Series 2013-KYO-E	3.75%	#^	11/08/2029	19,862,661

	JP Morgan Chase Commercial Mortgage Securities Corporation,
541,586	Series 2001-CIB2-C	6.74%	#	04/15/2035	545,706
728,326	Series 2004-C3-A4	4.66%		01/15/2042	729,044
190,024	Series 2004-CB8-A1A	4.16%	^	01/12/2039	189,906
18,684,354	Series 2004-CBX-A5	4.65%		01/12/2037	18,719,593
21,840,609	Series 2004-CBX-X1	0.86%	#^ I/O	01/12/2037	97,802
4,251,938	Series 2004-LN2-A2	5.12%		07/15/2041	4,273,168
9,260,000	Series 2004-LN2-D	5.25%	#	07/15/2041	8,009,043
20,580,000	Series 2005-CIBC12-AJ	4.99%	#	09/12/2037	21,344,876
87,134,067	Series 2005-LDP4-X1	0.26%	#^ I/O	10/15/2042	311,504
9,704,000	Series 2006-LDP7-AM	5.84%	#	04/15/2045	10,632,896
133,857,531	Series 2006-LDP8-X	0.54%	# I/O	05/15/2045	1,564,795
7,540,920	Series 2007-C1-ASB	5.86%		02/15/2051	8,040,703
24,000,000	Series 2007-CB18-AMFX	5.40%		06/12/2047	26,302,884
171,766,541	Series 2007-CB18-X	0.45%	# I/O	06/12/2047	1,311,953
18,000,000	Series 2007-CB20-AM	6.09%	#	02/12/2051	20,358,126
1,134,243,558	Series 2007-CB20-X1	0.21%	#^ I/O	02/12/2051	10,669,829
15,000,000	Series 2007-CIBC19-AM	5.89%	#	02/12/2049	16,321,110
34,390,000	Series 2007-LD12-AM	6.03%	#	02/15/2051	38,427,867
11,336,000	Series 2009-RR2-GEB	5.54%	^	12/13/2049	12,102,676
4,044,738	Series 2011-CCHP-B	3.50%	#^	07/15/2028	4,057,083
2,871,469	Series 2011-PLSD-A1	2.19%	^	11/13/2044	2,922,113
227,452,163	Series 2012-C6-XA	1.99%	# I/O	05/15/2045	22,562,004
476,002,552	Series 2012-C8-XA	2.15%	# I/O	10/15/2045	52,944,574
197,213,704	Series 2012-CBX-XA	2.00%	# I/O	06/15/2045	18,915,555
16,350,000	Series 2012-PHH-A	1.82%	#^	10/15/2025	16,416,160
19,700,000	Series 2012-PHH-B	2.02%	#^	10/15/2025	19,748,019
9,700,000	Series 2012-PHH-C	2.52%	#^	10/15/2025	9,732,175
1,550,000	Series 2012-PHH-E	3.42%	#^	10/15/2025	1,546,763
20,000,000	Series 2013-ALC-A	1.66%	#^	07/17/2026	20,040,830
12,300,000	Series 2013-FL3-A1	0.96%	#^	04/15/2028	12,308,911
8,300,000	Series 2013-FL3-A2	0.86%	#^	04/15/2028	8,280,877

	LB Commercial Mortgage Trust,
7,550,000	Series 2007-C3-AMFL	5.87%	#^	07/15/2044	8,412,323

	LB-UBS Commercial Mortgage Trust,
5,614,000	Series 2004-C7-B	4.84%	#	10/15/2036	5,718,311
4,150,000	Series 2005-C3-AM	4.79%		07/15/2040	4,320,849
20,600,000	Series 2005-C7-AJ	5.32%	#	11/15/2040	21,622,213
157,715,175	Series 2006-C7-XCL	0.63%	#^ I/O	11/15/2038	2,396,009
44,700,000	Series 2007-C1-AJ	5.48%		02/15/2040	46,144,771
38,308,952	Series 2007-C1-AM	5.46%		02/15/2040	42,135,039
46,289,000	Series 2007-C2-AM	5.49%	#	02/15/2040	49,294,776

	Merrill Lynch Mortgage Investors Trust,
167,537,223	Series 1998-C1-IO	0.67%	# I/O	11/15/2026	3,301,656

	Merrill Lynch Mortgage Trust,
9,427,123	Series 2004-KEY2-A4	4.86%	#	08/12/2039	9,500,112
9,912,000	Series 2006-C2-AJ	5.80%	#	08/12/2043	10,026,910

	Merrill Lynch/Countrywide Commercial Mortgage Trust,
852,133	Series 2006-4-A2FL	0.28%	#	12/12/2049	850,202
42,850,000	Series 2007-5-AM	5.42%		08/12/2048	45,770,613

	Morgan Stanley Capital, Inc.,
313,795,590	Series 2006-HQ10-X1	0.71%	#^ I/O	11/12/2041	3,790,023
10,650,000	Series 2006-HQ8-AJ	5.68%	#	03/12/2044	11,078,103
3,400,000	Series 2007-HQ11-AJ	5.51%	#	02/12/2044	3,576,718
5,612,877	Series 2007-HQ12-A2FL	0.41%	#	04/12/2049	5,547,529
11,225,755	Series 2007-HQ12-A2FX	5.58%	#	04/12/2049	11,468,478
4,372,000	Series 2007-IQ13-AM	5.41%		03/15/2044	4,767,743
16,733,231	Series 2007-XLF9-J	2.26%	#^	12/15/2020	16,529,312
7,010,716	Series 2008-T29-AAB	6.46%	#	01/11/2043	7,292,446

16	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Morgan Stanley Re-Remic Trust,
$5,022,000	Series 2010-HQ4-AJ	4.97%	^	04/15/2040	5,093,958
48,500,000	Series 2013-AJ-AJA	0.50%	^	12/17/2049	42,262,900

	Multi Security Asset Trust,
2,232,020	Series 2005-RR4A-A3	5.00%	^	11/28/2035	2,285,589

	RREF LLC,
4,493,264	Series 2013-LT2-A	2.83%	^	05/22/2028	4,488,029

	SMA Issuer LLC,
509,915	Series 2012-LV1-A	3.50%	^	08/20/2025	509,231

	TIAA Seasoned Commercial Mortgage Trust,
16,746,000	Series 2007-C4-AJ	5.55%	#	08/15/2039	17,827,030

	UBS-Barclays Commercial Mortgage Trust,
107,236,825	Series 2012-C3-XA	2.32%	#^ I/O	08/10/2049	12,864,130

	Wachovia Bank Commercial Mortgage Trust,
5,840,000	Series 2005-C22-AM	5.34%	#	12/15/2044	6,198,558
46,710,000	Series 2006-C28-AJ	5.63%	#	10/15/2048	47,001,564
19,500,000	Series 2006-C28-AM	5.60%	#	10/15/2048	21,202,409
10,000,000	Series 2007-30-AMFL	0.36%	#^	12/15/2043	9,763,490
31,858,000	Series 2007-C30-AJ	5.41%	#	12/15/2043	32,190,964
20,516,700	Series 2007-C33-AJ	5.95%	#	02/15/2051	21,349,329
9,250,000	Series 2007-C33-AM	5.95%	#	02/15/2051	10,274,655

	WF-RBS Commercial Mortgage Trust,
87,615,791	Series 2011-C4-XA	0.78%	#^ I/O	06/15/2044	2,507,914
116,755,088	Series 2012-C6-XA	2.45%	#^ I/O	04/15/2045	13,937,113
136,635,078	Series 2012-C8-XA	2.22%	#^ I/O	08/15/2045	15,504,119
54,074,676	Series 2012-C9-XA	2.25%	#^ I/O	11/15/2045	6,570,506

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $2,080,737,433)				2,090,738,965

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 29.9%

	ACE Securities Corporation,
18,683,803	Series 2006-HE1-A2C	0.34%	#	02/25/2036	18,329,081
3,046,094	Series 2006-NC1-A2C	0.35%	#	12/25/2035	3,029,901

	Adjustable Rate Mortgage Trust,
13,037,302	Series 2005-10-3A31	4.90%	#	01/25/2036	12,095,461
6,200,000	Series 2005-2-6M2	1.13%	#	06/25/2035	5,430,146
7,902,306	Series 2005-7-3A1	3.02%	#	10/25/2035	7,196,480
37,763,559	Series 2006-1-2A1	2.99%	#	03/25/2036	29,066,309
34,691,252	Series 2006-2-3A1	2.95%	#	05/25/2036	30,804,722
29,805,193	Series 2007-1-3A1	3.20%	#	03/25/2037	24,895,234
4,668,894	Series 2007-3-1A1	3.72%	#^	11/25/2037	3,743,066

	Aegis Asset Backed Securities Trust,
506,855	Series 2003-2-M2	2.70%	#	11/25/2033	429,864
2,720,594	Series 2004-1-M2	2.18%	#	04/25/2034	2,353,384
672,968	Series 2004-2-M2	2.10%	#	06/25/2034	431,404

	American General Mortgage Loan Trust,
12,000,000	Series 2010-1-A3	5.65%	#^	03/25/2058	12,420,228
12,000,000	Series 2010-1-A4	5.65%	#^	03/25/2058	12,381,822

	American Home Mortgage Investment Trust,
5,062,224	Series 2005-1-7A2	2.33%	#	06/25/2045	4,758,865
13,084,453	Series 2005-4-3A1	0.45%	#	11/25/2045	10,339,269
2,675,920	Series 2006-2-3A4	6.60%	#	06/25/2036	1,683,820
10,712,759	Series 2007-A-13A1	6.10%	#^	01/25/2037	7,058,434

	Amortizing Residential Collateral Trust,
15,767,023	Series 2002-BC7-M1	1.35%	#	10/25/2032	11,682,859

	Argent Securities, Inc.,
434,038	Series 2004-W6-M1	0.70%	#	05/25/2034	424,170

	Asset Backed Securities Corporation Home Equity Loan Trust,
6,222,590	Series 2003-HE6-M1	1.13%	#	11/25/2033	5,875,176
1,144,980	Series 2004-HE3-M2	1.83%	#	06/25/2034	994,991

	Banc of America Alternative Loan Trust,
5,510,866	Series 2005-10-4A1	5.75%		11/25/2035	5,192,916
6,192,147	Series 2005-5-2CB1	6.00%		06/25/2035	5,682,310
10,486,727	Series 2005-6-2CB2	6.00%		07/25/2035	9,902,564

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Banc of America Alternative Loan Trust, (Cont.)
$4,913,814	Series 2005-6-4CB1	6.50%		07/25/2035	4,436,123
3,595,535	Series 2005-8-2CB1	6.00%		09/25/2035	3,314,447
3,217,386	Series 2006-5-CB14	6.00%	#	06/25/2046	2,745,280
6,240,350	Series 2006-6-CB3	6.00%		07/25/2046	5,007,413
19,908,745	Series 2006-7-A4	6.00%	#	10/25/2036	14,949,517
9,604,325	Series 2006-8-1A1	6.35%	# I/F I/O	11/25/2036	1,948,569
3,422,925	Series 2006-8-1A2	0.60%	#	11/25/2036	2,248,204
15,777,295	Series 2006-9-1CB1	6.00%		01/25/2037	12,381,216
2,546,967	Series 2007-2-2A1	6.00%		06/25/2037	2,018,681

	Banc of America Funding Corporation,
19,134,762	Series 2006-2-3A1	6.00%		03/25/2036	19,491,520
546,423	Series 2006-2-4A1	22.32%	# I/F	03/25/2036	778,965
2,767,791	Series 2006-2-6A2	5.50%		03/25/2036	2,836,485
16,232,362	Series 2006-3-1A1	6.00%		03/25/2036	14,607,048
3,162,811	Series 2006-3-6A1	6.29%	#	03/25/2036	3,239,440
17,007,511	Series 2006-6-1A7	6.25%		08/25/2036	16,909,259
3,658,188	Series 2006-7-T2A5	6.04%	#	10/25/2036	2,931,065
17,242,135	Series 2006-7-T2A8	5.91%	#	10/25/2036	13,714,687
3,560,514	Series 2006-8T2-A8	6.10%	#	10/25/2036	2,896,194
1,965,461	Series 2006-B-7A1	6.05%	#	03/20/2036	1,863,259
18,641,027	Series 2006-D-6A1	5.05%	#	05/20/2036	15,812,791
1,801,792	Series 2006-G-2A1	0.38%	#	07/20/2036	1,694,051
923,187	Series 2006-H-3A1	2.88%	#	09/20/2046	742,454
2,392,070	Series 2007-1-TA10	5.84%	#	01/25/2037	1,952,719
3,154,384	Series 2007-3-TA1B	5.83%	#	04/25/2037	2,642,496
4,554,448	Series 2007-5-1A1	5.50%		07/25/2037	3,938,336
6,032,885	Series 2009-R14-3A	16.11%	#^ I/F	06/26/2035	7,537,176
6,107,936	Series 2009-R15A-4A2	5.75%	^	12/26/2036	5,574,683
3,384,025	Series 2010-R1-3A	14.04%	#^ I/F	07/26/2036	3,454,664
127,300,417	Series 2012-R4-A	0.41%	#^	03/04/2039	124,505,059
44,847,073	Series 2012-R5-A	0.41%	#^	10/03/2039	44,295,360

	Banc of America Mortgage Securities, Inc.,
2,554,099	Series 2004-K-4A1	5.17%	#	12/25/2034	2,543,625
9,667,827	Series 2006-1-A9	6.00%		05/25/2036	8,843,316
1,286,041	Series 2007-1-2A5	5.75%		01/25/2037	1,256,722

	BCAP LLC Trust,
6,305,033	Series 2007-AA2-2A7	6.00%		04/25/2037	5,520,340
6,826,061	Series 2007-AA2-2A8	5.75%		04/25/2037	5,905,205
18,000,000	Series 2008-RR3-A1B	6.64%	#	10/25/2036	13,879,483
6,887,948	Series 2010-RR10-5A1	7.44%	#^	04/27/2037	7,654,778
12,371,942	Series 2010-RR12-3A15	4.09%	#^	08/26/2037	13,350,367
3,350,000	Series 2010-RR5-2A3	6.10%	#^	04/26/2037	3,380,679
4,950,309	Series 2011-RR12-2A5	2.32%	#^	12/26/2036	4,966,963
10,263,849	Series 2012-RR1-3A3	3.50%	#^	10/26/2035	10,431,598

	Bear Stearns Adjustable Rate Mortgage Trust,
19,397,909	Series 2005-12-13A1	5.37%	#	02/25/2036	18,408,557
16,275,662	Series 2006-4-4A1	5.33%	#	10/25/2046	15,261,721
15,338,720	Series 2007-1-2A1	2.75%	#	02/25/2047	12,224,499

	Bear Stearns Alt-A Trust,
5,820,457	Series 2004-11-2A3	2.49%	#	11/25/2034	5,721,076
22,189,313	Series 2006-6-2A1	4.41%	#	11/25/2036	17,015,409

	Bear Stearns Asset Backed Securities Trust,
14,173,645	Series 2004-AC4-A2	6.00%	#	08/25/2034	14,746,849
36,834,648	Series 2005-AC2-1A	5.25%	#	04/25/2035	35,939,510
11,780,456	Series 2005-AC2-2A1	5.25%	#	04/25/2035	12,110,803
16,365,699	Series 2005-AC7-A4	5.50%	#	10/25/2035	16,332,493
20,851,788	Series 2006-AC1-1A1	5.75%	#	02/25/2036	17,553,432
2,537,532	Series 2007-SD1-1A2A	6.00%		10/25/2036	2,094,733
1,733,025	Series 2007-SD1-1A3A	6.50%		10/25/2036	1,483,476
7,109,611	Series 2007-SD1-23A1	4.49%	#	10/25/2036	5,888,130

	Belle Haven Ltd.,
1,138,901,098	Series 2006-1A-A1	0.49%	#^	07/05/2046	91,112,088

	Centex Home Equity,
2,750,000	Series 2004-A-AF5	5.43%	#	01/25/2034	2,809,107

	Chase Funding Mortgage Loan Asset-Backed Certificates,
2,643,214	Series 2003-4-2M1	1.05%	#	03/25/2033	2,504,496

	Chase Mortgage Finance Corporation,
15,701,101	Series 2005-A1-2A4	2.53%	#	12/25/2035	14,693,970
23,461,733	Series 2006-S2-1A9	6.25%		10/25/2036	21,609,100
13,456,555	Series 2006-S3-1A2	6.00%		11/25/2036	11,728,451

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2014	17

Schedule of Investments  DoubleLine Total Return Bond Fund  (Cont.)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Chase Mortgage Finance Corporation, (Cont.)
$36,710,674	Series 2006-S4-A8	6.00%		12/25/2036	32,412,074
17,690,185	Series 2007-A2-6A4	2.69%	#	07/25/2037	16,384,225
6,590,151	Series 2007-S3-1A5	6.00%		05/25/2037	5,700,540
3,234,588	Series 2007-S3-2A1	5.50%		05/25/2037	3,131,500
7,368,902	Series 2007-S5-1A18	6.00%		07/25/2037	6,406,619

	Chaseflex Trust,
815,771	Series 2006-1-A2A	5.94%	#	06/25/2036	832,539
5,635,794	Series 2006-1-A5	6.16%	#	06/25/2036	5,639,722
9,325,326	Series 2006-2-A2B	0.35%	#	09/25/2036	7,668,580
7,971,989	Series 2007-1-1A1	6.50%		02/25/2037	6,367,276
17,858,230	Series 2007-M1-2F4	4.89%	#	08/25/2037	14,215,687
18,574,146	Series 2007-M1-2F5	4.89%	#	08/25/2037	14,784,110

	Citicorp Mortgage Securities, Inc.,
18,805,272	Series 2005-1-1A4	5.50%		02/25/2035	20,007,935
4,199,174	Series 2006-7-1A1	6.00%		12/25/2036	4,119,768

	Citicorp Residential Mortgage Securities, Inc.,
6,594,000	Series 2006-2-A5	6.04%	#	09/25/2036	6,351,410

	Citigroup Mortgage Loan Trust, Inc.,
5,017,719	Series 2005-5-2A2	5.75%		08/25/2035	4,136,061
2,450,385	Series 2005-9-21A1	5.50%		11/25/2035	2,154,805
6,231,684	Series 2006-FX1-A6	5.85%	#	10/25/2036	4,715,989
3,198,025	Series 2006-WF1-A2D	5.62%	#	03/25/2036	2,172,552
18,390,817	Series 2006-WF2-A2D	5.78%	#	05/25/2036	11,561,111
14,812,954	Series 2007-10-1A1A	5.68%	#	04/25/2037	15,267,178
1,556,585	Series 2007-12-2A1	6.50%	^	10/25/2036	1,188,447
1,463,771	Series 2007-2-2A	6.00%		11/25/2036	1,379,980
44,193,933	Series 2007-9-1A1	5.75%	^	04/25/2047	36,218,851
2,215,734	Series 2007-9-2A2	6.50%	^	05/25/2037	1,740,714
7,806,228	Series 2007-OPX1-A3A	5.97%	#	01/25/2037	4,852,742
71,403,367	Series 2007-WFH3-A2	0.31%	#	06/25/2037	67,321,165
20,000,000	Series 2008-AR4-1A1B	2.71%	#^	11/25/2038	18,190,148
2,190,509	Series 2010-12-3A1	4.00%	^	04/25/2037	2,245,701
2,186,508	Series 2010-2-5A1	5.50%	#^	12/25/2035	2,294,123
192,126,878	Series 2010-8-5A4	8.41%	#^	11/25/2036	168,257,304
16,483,826	Series 2010-8-5A6	4.00%	^	11/25/2036	16,842,263
153,749,810	Series 2010-8-6A4	7.78%	#^	12/25/2036	129,354,404
67,427,364	Series 2010-8-76I2	1.00%	^ I/O	06/25/2037	1,035,856
137,453,688	Series 2010-8-7A4	8.11%	#^	06/25/2037	121,049,484
4,161,592	Series 2011-12-1A1	3.50%	#^	04/25/2036	4,206,801
6,764,115	Series 2011-12-3A1	2.67%	#^	09/25/2047	6,765,938

	CitiMortgage Alternative Loan Trust,
9,482,710	Series 2006-A2-A2	6.00%		05/25/2036	8,057,420
8,555,730	Series 2006-A3-1A13	6.00%		07/25/2036	7,698,728
2,823,574	Series 2006-A5-2A1	5.50%		10/25/2021	2,817,811
7,520,240	Series 2006-A5-3A3	6.00%		10/25/2036	6,043,212
10,198,270	Series 2007-A1-1A5	6.00%		01/25/2037	8,528,701
4,972,331	Series 2007-A1-1A7	6.00%		01/25/2037	4,158,286
12,722,348	Series 2007-A1-1A9	5.25%	# I/F I/O	01/25/2037	1,779,125
11,480,853	Series 2007-A3-1A1	6.00%	#	03/25/2037	10,192,253
26,421,119	Series 2007-A3-1A3	5.25%	# I/F I/O	03/25/2037	4,235,239
10,353,870	Series 2007-A3-1A4	5.75%		03/25/2037	9,052,275
18,326,990	Series 2007-A4-1A3	0.48%	#	04/25/2037	12,901,358
18,326,990	Series 2007-A4-1A4	6.52%	# I/F I/O	04/25/2037	3,946,662
2,640,843	Series 2007-A5-1A11	6.00%		05/25/2037	2,368,281
1,311,286	Series 2007-A8-A1	6.00%		10/25/2037	1,148,344

	Countrywide Alternative Loan Trust,
48,229,824	Series 2004-36CB-1A1	6.00%		02/25/2035	46,239,572
10,964,273	Series 2005-20CB-2A1	0.65%	#	07/25/2035	9,149,752
22,385,391	Series 2005-20CB-2A2	4.85%	# I/F I/O	07/25/2035	2,745,020
2,703,230	Series 2005-20CB-4A1	5.25%		07/25/2020	2,655,503
7,676,548	Series 2005-26CB-A11	12.77%	# I/F	07/25/2035	8,412,676
10,573,266	Series 2005-28CB-1A2	0.90%	#	08/25/2035	8,652,389
3,480,522	Series 2005-28CB-3A6	6.00%		08/25/2035	2,821,384
7,030,928	Series 2005-54CB-3A4	5.50%		11/25/2035	6,151,774
1,435,053	Series 2005-60T1-A7	34.80%	# I/F	12/25/2035	2,155,474
1,943,005	Series 2005-64CB-1A14	5.50%		12/25/2035	1,829,419
28,200,287	Series 2005-64CB-1A4	5.50%		12/25/2035	26,551,727
4,845,205	Series 2005-73CB-1A5	0.95%	#	01/25/2036	4,001,287
12,189,534	Series 2005-73CB-1A6	4.55%	# I/F I/O	01/25/2036	1,320,907
109,599,721	Series 2005-77T1-1A1	6.00%		02/25/2036	100,230,151

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Countrywide Alternative Loan Trust, (Cont.)
$2,706,077	Series 2005-79CB-A5	5.50%		01/25/2036	2,425,178
5,923,333	Series 2005-85CB-2A6	21.07%	# I/F	02/25/2036	7,495,178
3,627,058	Series 2005-86CB-A5	5.50%		02/25/2036	3,196,783
7,397,137	Series 2005-J10-1A11	5.50%		10/25/2035	6,637,503
1,683,415	Series 2005-J10-1A13	0.85%	#	10/25/2035	1,290,988
788,586	Series 2005-J10-1A15	5.50%		10/25/2035	707,603
1,805,573	Series 2005-J11-1A3	5.50%		11/25/2035	1,629,705
2,077,764	Series 2005-J11-6A1	6.50%		09/25/2032	2,030,350
3,350,824	Series 2005-J13-2A5	0.63%	#	11/25/2035	2,665,684
6,701,647	Series 2005-J13-2A6	4.87%	# I/F I/O	11/25/2035	803,742
3,891,000	Series 2005-J1-5A3	5.50%		02/25/2035	3,508,674
4,392,969	Series 2005-J1-7A1	5.50%		01/25/2020	4,343,071
2,603,829	Series 2005-J2-1A5	0.65%	#	04/25/2035	2,234,528
8,011,780	Series 2005-J2-1A6	4.85%	# I/F I/O	04/25/2035	805,713
7,494,968	Series 2006-12CB-A3	5.75%	#	05/25/2036	6,161,336
3,645,832	Series 2006-15CB-A1	6.50%		06/25/2036	2,915,441
2,813,211	Series 2006-18CB-A12	0.75%	#	07/25/2036	2,044,420
2,813,211	Series 2006-18CB-A13	5.35%	# I/F I/O	07/25/2036	430,800
14,054,106	Series 2006-19CB-A12	0.55%	#	08/25/2036	10,211,685
19,058,211	Series 2006-19CB-A13	5.45%	# I/F I/O	08/25/2036	3,021,241
2,934,281	Series 2006-19CB-A15	6.00%		08/25/2036	2,589,453
4,405,932	Series 2006-24CB-A11	5.75%		06/25/2036	3,871,215
12,895,624	Series 2006-24CB-A14	7.00%	# I/F I/O	06/25/2036	2,996,318
10,340,611	Series 2006-24CB-A22	6.00%		06/25/2036	9,231,404
11,098,582	Series 2006-24CB-A5	0.75%	#	06/25/2036	7,984,309
4,143,752	Series 2006-26CB-A17	6.25%		09/25/2036	3,468,205
5,318,859	Series 2006-26CB-A9	6.50%		09/25/2036	4,530,982
9,887,082	Series 2006-29T1-1A2	6.25%		10/25/2036	8,741,940
1,367,283	Series 2006-29T1-2A12	45.15%	# I/F	10/25/2036	2,590,621
837,490	Series 2006-29T1-2A23	32.70%	# I/F	10/25/2036	1,303,361
9,351,900	Series 2006-30T1-1A2	6.25%		11/25/2036	8,224,239
6,499,401	Series 2006-32CB-A1	0.82%	#	11/25/2036	4,798,631
10,841,001	Series 2006-32CB-A2	5.18%	# I/F I/O	11/25/2036	1,412,257
4,522,038	Series 2006-36T2-2A1	6.25%		12/25/2036	3,563,298
3,761,750	Series 2006-39CB-1A10	6.00%		01/25/2037	3,358,475
20,724,086	Series 2006-39CB-2A2	6.40%	# I/F I/O	01/25/2037	4,741,826
7,057,529	Series 2006-39CB-2A4	0.60%	#	01/25/2037	2,656,507
6,041,667	Series 2006-40T1-1A11	6.00%		01/25/2037	5,325,996
10,280,864	Series 2006-40T1-1A4	5.30%	# I/F I/O	01/25/2037	1,278,981
7,883,093	Series 2006-45T1-1A4	0.75%	#	02/25/2037	4,742,413
7,883,093	Series 2006-45T1-1A5	5.25%	# I/F I/O	02/25/2037	1,107,239
3,231,218	Series 2006-6CB-1A4	5.50%		05/25/2036	2,886,470
19,680,930	Series 2006-J1-1A3	5.50%		02/25/2036	17,440,748
9,700,001	Series 2006-J1-A10	5.50%		02/25/2036	8,595,898
3,289,375	Series 2006-J4-2A2	6.00%		07/25/2036	2,678,311
1,885,252	Series 2007-11T1-A24	38.97%	# I/F	05/25/2037	3,306,164
20,206,317	Series 2007-16CB-2A1	0.60%	#	08/25/2037	11,919,242
5,851,244	Series 2007-16CB-2A2	53.30%	# I/F	08/25/2037	13,590,908
18,440,744	Series 2007-17CB-1A10	29.19%	# I/F	08/25/2037	27,548,259
3,140,364	Series 2007-18CB-2A25	6.00%		08/25/2037	2,691,989
1,652,821	Series 2007-19-1A10	38.07%	# I/F	08/25/2037	2,863,816
50,566,037	Series 2007-19-2A1	6.50%		08/25/2037	36,795,641
9,391,939	Series 2007-21CB-2A2	27.78%	# I/F	09/25/2037	13,838,205
36,105,584	Series 2007-22-2A16	6.50%		09/25/2037	29,625,462
23,161,344	Series 2007-23CB-A3	0.65%	#	09/25/2037	16,628,177
32,870,749	Series 2007-23CB-A4	6.35%	# I/F I/O	09/25/2037	7,247,491
17,892,355	Series 2007-4CB-2A1	7.00%		03/25/2037	5,706,185
12,040,708	Series 2007-5CB-1A18	5.50%	# I/F I/O	04/25/2037	1,928,133
12,040,709	Series 2007-5CB-1A23	0.70%	#	04/25/2037	8,313,784
832,983	Series 2007-8CB-A12	39.27%	# I/F	05/25/2037	1,543,957
889,197	Series 2007-8CB-A8	39.15%	# I/F	05/25/2037	1,642,622
1,129,472	Series 2007-9T1-1A4	0.65%	#	05/25/2037	772,456
1,129,472	Series 2007-9T1-1A5	5.35%	# I/F I/O	05/25/2037	158,850
30,937,776	Series 2007-9T1-1A6	6.00%		05/25/2037	25,517,107
3,377,857	Series 2007-9T1-2A1	6.00%		05/25/2037	2,705,400
2,700,308	Series 2007-9T1-3A1	5.50%		05/25/2022	2,402,912
9,367,790	Series 2007-HY5R-2A1A	3.02%	#	03/25/2047	9,219,173
10,878,413	Series 2007-HY5R-2A1B	3.02%	#	03/25/2047	10,040,811

	Countrywide Asset-Backed Certificates,
4,158,598	Series 2003-BC6-M1	0.98%	#	11/25/2033	4,041,130
3,064,165	Series 2005-13-AF3	5.07%	#	04/25/2036	2,627,120
2,075,084	Series 2006-2-2A2	0.34%	#	06/25/2036	2,016,433

18	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Countrywide Home Loans,
$4,216,584	Series 2002-32-2A6	5.00%		01/25/2018	4,311,074
6,107,917	Series 2003-60-4A1	2.53%	#	02/25/2034	6,058,324
6,992,073	Series 2004-R2-1AF1	0.57%	#^	11/25/2034	6,192,935
7,074,045	Series 2004-R2-1AS	5.83%	#^ I/O	11/25/2034	1,117,176
14,521,398	Series 2005-20-A5	5.50%		10/25/2035	14,200,294
10,457,532	Series 2005-20-A8	5.25%		10/25/2035	10,371,926
32,010,243	Series 2005-23-A1	5.50%		11/25/2035	30,252,561
8,519,734	Series 2005-24-A8	5.50%		11/25/2035	8,188,547
2,273,956	Series 2005-27-2A1	5.50%		12/25/2035	2,112,310
4,542,968	Series 2005-28-A7	5.25%		01/25/2019	4,333,197
44,663,364	Series 2005-HYB1-4A1	2.51%	#	03/25/2035	42,684,241
4,491,490	Series 2005-HYB8-1A1	2.50%	#	12/20/2035	3,689,826
9,949,335	Series 2005-J3-2A4	4.50%		09/25/2035	9,642,074
9,700,000	Series 2005-J4-A5	5.50%		11/25/2035	9,678,495
2,087,374	Series 2005-R1-1AF1	0.51%	#^	03/25/2035	1,861,468
2,108,692	Series 2005-R1-1AS	5.82%	#^ I/O	03/25/2035	266,182
5,827,188	Series 2006-20-1A21	6.00%		02/25/2037	5,400,055
4,655,520	Series 2006-J3-A4	5.50%		05/25/2036	4,794,383
51,643,493	Series 2007-11-A1	6.00%		08/25/2037	46,527,585
39,151,261	Series 2007-12-A9	5.75%		08/25/2037	37,605,412
19,446,351	Series 2007-13-A110	6.00%		08/25/2037	17,865,460
1,882,583	Series 2007-15-1A16	6.25%		09/25/2037	1,783,619
8,336,279	Series 2007-15-1A29	6.25%		09/25/2037	7,937,388
2,049,233	Series 2007-18-1A1	6.00%		11/25/2037	1,912,768
6,491,971	Series 2007-3-A12	6.00%		04/25/2037	5,984,987
16,856,336	Series 2007-3-A1	6.00%		04/25/2037	15,539,957
12,253,112	Series 2007-4-1A39	6.00%		05/25/2037	10,534,969
6,649,662	Series 2007-5-A2	5.75%		05/25/2037	6,314,166
25,000,541	Series 2007-7-A1	6.00%		06/25/2037	23,377,231
7,494,308	Series 2007-7-A2	5.75%		06/25/2037	6,918,296
16,833,612	Series 2007-8-1A4	6.00%		01/25/2038	15,231,389
20,511,195	Series 2007-8-1A9	6.00%	#	01/25/2038	18,559,227
4,113,024	Series 2007-9-A11	5.75%		07/25/2037	3,868,764
43,520,817	Series 2007-J1-2A1	6.00%		02/25/2037	35,298,516
1,627,116	Series 2007-J3-A1	0.65%	#	07/25/2037	1,270,119
8,135,581	Series 2007-J3-A2	5.35%	# I/F I/O	07/25/2037	926,850

	Credit Suisse First Boston Mortgage Backed Trust,
6,339,899	Series 2006-3-A4B	6.11%	#	11/25/2036	3,452,753
4,272,396	Series 2006-4-A6A	5.68%	#	12/25/2036	2,790,541
13,974,611	Series 2007-1-1A1A	5.90%	#	05/25/2037	7,810,256

	Credit Suisse First Boston Mortgage Securities Corporation,
306,533	Series 2004-AR8-2A1	2.56%	#	09/25/2034	311,309
4,960,666	Series 2005-10-5A4	5.50%		11/25/2035	4,449,767
1,472,461	Series 2005-10-5A5	5.50%		11/25/2035	1,299,384
13,303,667	Series 2005-12-7A1	7.00%		01/25/2036	67,006,283
15,310,648	Series 2005-8-3A10	5.50%		09/25/2035	15,761,348

	Credit Suisse Mortgage Capital Certificates,
5,462,386	Series 2005-1R-2A5	5.75%	^	12/26/2035	4,564,213
30,694,721	Series 2006-1-2A1	6.00%		02/25/2036	23,406,720
4,872,343	Series 2006-2-3A1	6.50%		03/25/2036	3,676,115
6,026,914	Series 2006-2-5A1	0.85%	#	03/25/2036	3,724,295
33,687,676	Series 2006-2-5A2	5.15%	# I/F I/O	03/25/2036	5,560,302
7,017,096	Series 2006-2-5A3	6.25%		03/25/2036	5,644,748
18,991,068	Series 2006-2-5A4	6.00%		03/25/2036	14,986,744
3,618,802	Series 2006-3-4A3	5.50%		04/25/2036	3,516,594
7,837,189	Series 2006-3-4A4	5.50%		04/25/2036	7,615,839
7,130,629	Series 2006-4-1A8	6.00%	#	05/25/2036	5,721,039
29,400,279	Series 2006-4-4A1	7.00%		05/25/2036	15,277,414
23,097,361	Series 2006-4-6A1	6.00%		05/25/2036	21,047,470
20,760,591	Series 2006-6-1A4	6.00%		07/25/2036	16,644,140
13,863,970	Series 2006-6-3A1	7.00%		07/25/2036	5,100,651
730,702	Series 2006-7-3A11	6.00%		08/25/2036	633,009
8,417,466	Series 2006-7-7A5	6.00%		08/25/2036	7,340,375
11,110,319	Series 2006-9-2A1	5.50%		11/25/2036	11,299,944
37,755,238	Series 2006-9-3A1	6.00%		11/25/2036	39,567,584
9,321,960	Series 2006-9-4A1	6.00%		11/25/2036	9,610,298
17,091,176	Series 2006-9-6A14	6.00%		11/25/2036	16,606,855
2,776,559	Series 2006-9-6A15	38.97%	# I/F	11/25/2036	4,930,034
13,809,745	Series 2007-1-1A4	6.13%	#	02/25/2037	7,897,600
19,315,893	Series 2007-1-3A1	6.00%		02/25/2022	15,988,499
11,828,999	Series 2007-1-5A14	6.00%		02/25/2037	10,455,061
298,479	Series 2007-2-2A1	5.00%		03/25/2037	296,183
8,966,474	Series 2007-5-2A5	5.00%		08/25/2037	8,495,250

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Credit Suisse Mortgage Capital Certificates, (Cont.)
$65,679,104	Series 2007-5-3A19	6.00%		08/25/2037	65,867,866
29,600,577	Series 2007-5-3A9	6.00%		08/25/2037	29,738,308
5,125,847	Series 2009-1R-4A2	3.04%	#^	07/20/2035	4,482,343
93,898,000	Series 2010-17R-6A1	4.00%	#^	06/26/2037	80,904,282
3,213,019	Series 2010-1R-5A1	5.00%	#^	01/27/2036	3,257,596
53,773,126	Series 2010-2R-4A17	6.56%	#^	03/26/2037	49,336,376
91,145,885	Series 2010-4R-3A17	6.96%	#^	06/26/2037	84,372,707
45,000,737	Series 2010-4R-8A17	6.96%	#^	06/26/2037	41,656,646
9,136,261	Series 2010-6R-2A6A	6.25%	^	07/26/2037	9,630,187
30,762,231	Series 2010-7R-4A17	6.82%	#^	04/26/2037	27,971,859
50,000,000	Series 2010-9R-2A5	4.00%	^	02/27/2038	45,883,005
13,393,672	Series 2011-16R-6A1	2.42%	#^	09/27/2035	13,389,803

	Credit-Based Asset Servicing and Securitization LLC,
986,396	Series 2005-CB6-A4	4.36%	#	07/25/2035	1,001,762
9,750,000	Series 2007-MX1-A3	5.83%	#^	12/25/2036	8,026,736

	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust,
34,816,154	Series 2005-4-A5	5.50%	#	09/25/2035	30,437,744
2,554,443	Series 2005-5-1A6	34.80%	# I/F	11/25/2035	3,906,888
2,486,127	Series 2005-5-2A1	0.35%	#	11/25/2035	1,595,161
7,503,402	Series 2005-5-2A2	5.15%	# I/F I/O	11/25/2035	1,326,902
1,810,047	Series 2006-AB2-A2	6.16%	#	06/25/2036	1,472,553
3,693,511	Series 2006-AB4-A1A	6.01%	#	10/25/2036	2,891,395
3,674,227	Series 2006-AB4-A3	5.90%	#	10/25/2036	2,860,834
5,415,286	Series 2006-AB4-A3A1	5.90%	#	10/25/2036	4,216,597
10,793,645	Series 2006-AB4-A6A1	5.87%	#	10/25/2036	8,390,699
10,911,577	Series 2006-AF1-A3	0.33%	#	04/25/2036	10,619,364
93,557,270	Series 2007-1-1A3A	0.36%	#	08/25/2037	75,617,009
26,328,659	Series 2007-OA5-A1B	0.37%	#	08/25/2047	23,302,022

	Deutsche Mortgage Securities, Inc.,
29,892,827	Series 2006-PR1-3A1	11.91%	#^ I/F	04/15/2036	35,804,044
9,737,721	Series 2006-PR1-4AI1	11.89%	#^ I/F	04/15/2036	11,204,767
15,939,387	Series 2006-PR1-4AI2	14.31%	#^ I/F	04/15/2036	19,466,582
780,403	Series 2006-PR1-5AI1	18.89%	#^ I/F	04/15/2036	1,104,514
6,788,573	Series 2006-PR1-5AI3	12.35%	#^ I/F	04/15/2036	8,341,235
112,404,458	Series 2006-PR1-5AI4	11.91%	#^ I/F	04/15/2036	135,586,866
29,583,363	Series 2009-RS2-4A2	0.00%	#^	04/26/2037	27,020,068

	First Franklin Mortgage Loan Trust,
13,226,168	Series 2006-FF1-2A3	0.39%	#	01/25/2036	12,856,860
19,434,029	Series 2006-FF3-A2B	0.35%	#	02/25/2036	18,386,515

	First Horizon Alternative Mortgage Securities,
19,522,050	Series 2005-AA4-1A1	2.25%	#	05/25/2035	16,826,465
11,369,310	Series 2005-FA5-1A4	5.50%		08/25/2035	11,230,571
17,620,620	Series 2005-FA8-1A4	5.50%		11/25/2035	16,370,859
2,247,907	Series 2005-FA8-2A1	5.00%		11/25/2020	2,299,146
6,809,463	Series 2006-FA1-1A12	6.00%		04/25/2036	6,167,862
612,846	Series 2006-FA1-1A6	0.90%	#	04/25/2036	614,315
4,775,188	Series 2006-FA2-1A5	6.00%		05/25/2036	4,142,575
1,370,232	Series 2006-FA7-A8	6.25%		12/25/2036	1,194,674
6,432,214	Series 2006-FA8-1A5	6.00%		02/25/2037	5,496,140
15,542,015	Series 2006-RE1-A1	5.50%		05/25/2035	14,712,826
1,949,977	Series 2007-FA3-A4	6.00%		06/25/2037	1,617,606
2,176,953	Series 2007-FA4-1A13	6.25%		08/25/2037	1,900,504
3,157,632	Series 2007-FA4-1A5	6.25%		08/25/2037	2,756,647

	First Horizon Asset Securities, Inc.,
12,787,881	Series 2007-1-A3	6.00%		03/25/2037	11,802,063
6,092,273	Series 2007-4-1A1	6.00%		08/25/2037	5,228,455

	GMACM Mortgage Loan Trust,
14,104,992	Series 2005-AR5-3A1	3.01%	#	09/19/2035	13,571,894
21,971,387	Series 2005-J1-A14	5.50%		12/25/2035	22,247,490

	GS Mortgage Securities Corporation,
2,318,222	Series 2008-2R-1A1	7.50%	#^	09/25/2036	1,956,962

	GSAA Home Equity Trust,
867,867	Series 2005-12-AF3	5.07%	#	09/25/2035	819,493
23,696,271	Series 2005-7-AF2	4.48%	#	05/25/2035	24,535,961
45,361,000	Series 2005-7-AF3	4.75%	#	05/25/2035	46,191,696
13,796,803	Series 2006-10-AF3	5.98%	#	06/25/2036	8,076,800
9,874,608	Series 2006-10-AF4	6.30%	#	06/25/2036	5,778,147
19,280,977	Series 2006-15-AF4	5.96%	#	09/25/2036	11,451,223
3,187,361	Series 2006-18-AF3A	5.77%	#	11/25/2036	2,031,767
6,700,745	Series 2006-18-AF6	5.68%	#	11/25/2036	3,782,906

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2014	19

Schedule of Investments  DoubleLine Total Return Bond Fund  (Cont.)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	GSAA Home Equity Trust, (Cont.)
$11,526,016	Series 2007-10-A1A	6.00%		11/25/2037	9,310,439
5,239,220	Series 2007-10-A2A	6.50%		11/25/2037	3,976,143

	GSMPS Mortgage Loan Trust,
21,170,551	Series 2005-RP2-1AF	0.50%	#^	03/25/2035	18,667,599
21,170,551	Series 2005-RP2-1AS	5.02%	#^ I/O	03/25/2035	2,592,694
11,875,054	Series 2005-RP3-1AF	0.50%	#^	09/25/2035	10,227,782
11,875,054	Series 2005-RP3-1AS	4.87%	#^ I/O	09/25/2035	1,739,660
44,950,592	Series 2006-RP1-1AS	4.74%	#^ I/O	01/25/2036	5,868,704
44,950,592	Series 2006-RP1-AF1	0.50%	#^	01/25/2036	38,431,677

	GSR Mortgage Loan Trust,
5,103,353	Series 2005-1F-1A2	5.50%		02/25/2035	5,247,574
10,554,774	Series 2005-1F-3A3	6.00%		01/25/2035	10,790,737
1,821,942	Series 2005-6F-3A5	6.00%		07/25/2035	1,893,571
17,543,806	Series 2005-6F-3A9	6.75%	# I/F I/O	07/25/2035	3,202,929
1,522,382	Series 2005-6F-4A1	0.65%	#	07/25/2035	1,233,461
1,168,406	Series 2005-7F-3A1	0.65%	#	09/25/2035	1,092,814
23,402,808	Series 2005-8F-3A5	6.00%		11/25/2035	21,160,562
7,038,939	Series 2005-8F-4A1	6.00%		11/25/2035	5,894,668
3,766,580	Series 2006-1F-1A2	5.50%		02/25/2036	3,654,398
2,272,377	Series 2006-2F-2A3	5.75%		02/25/2036	2,168,334
7,364,208	Series 2006-2F-3A3	6.00%		02/25/2036	6,499,318
26,220,108	Series 2006-6F-2A3	6.00%		07/25/2036	23,876,214
24,494,267	Series 2006-7F-2A1	6.00%		08/25/2036	22,736,215
13,032,637	Series 2006-7F-3A4	6.25%		08/25/2036	11,169,205
22,959,092	Series 2006-9F-2A1	6.00%		10/25/2036	21,556,337
41,653,474	Series 2006-9F-4A1	6.50%		10/25/2036	36,818,505
456,392	Series 2006-9F-8A1	5.50%		08/25/2021	449,681
44,633,760	Series 2006-OA1-2A1	0.34%	#	08/25/2046	43,477,500
4,379,783	Series 2007-1F-2A2	5.50%		01/25/2037	4,251,035
6,112,166	Series 2007-4F-1A1	5.00%		07/25/2037	5,525,753
72,438,420	Series 2007-4F-3A11	6.00%		07/25/2037	66,638,493

	Harborview Mortgage Loan Trust,
4,796,037	Series 2005-14-3A1A	2.72%	#	12/19/2035	4,459,639
12,116,201	Series 2006-10-2A1A	0.34%	#	11/19/2036	10,212,685

	Home Equity Asset Trust,
2,099,574	Series 2003-3-M1	1.44%	#	08/25/2033	1,980,690
2,064,029	Series 2004-7-M2	1.14%	#	01/25/2035	1,981,981

	Homebanc Mortgage Trust,
3,035,775	Series 2005-1-M2	0.64%	#	03/25/2035	2,236,771
48,298,434	Series 2005-3-A1	0.39%	#	07/25/2035	44,391,090
5,252,285	Series 2006-1-3A1	2.44%	#	04/25/2037	4,314,689

	HSI Asset Loan Obligation Trust,
2,514,594	Series 2006-2-2A1	5.50%		12/25/2021	2,404,849
60,027,845	Series 2007-2-3A6	6.00%		09/25/2037	52,904,160
10,292,379	Series 2007-AR1-3A1	2.56%	#	01/25/2037	8,367,940

	IMPAC Trust,
1,752,046	Series 2002-9F-A1	5.22%	#	12/25/2032	1,797,028

	IndyMac Mortgage Loan Trust,
9,948,616	Series 2006-AR2-4A1	2.73%	#	09/25/2036	8,478,419
42,425,401	Series 2006-AR3-1A1	2.62%	#	12/25/2036	37,216,707
10,900,301	Series 2007-A1-A1	6.00%		08/25/2037	9,528,182
7,979,872	Series 2007-A1-A7	6.00%		08/25/2037	6,975,374
38,478,995	Series 2007-A3-A1	6.25%		11/25/2037	34,078,806
14,073,895	Series 2007-AR3-3A1	5.60%	#	07/25/2037	13,274,033
944,515	Series 2007-F2-1A2	6.00%		07/25/2037	851,085
32,367,422	Series 2007-F2-2A1	6.50%		07/25/2037	22,880,596

	Jefferies & Company, Inc.,
7,662,912	Series 2010-R1-1A1	6.00%	#^	03/26/2037	8,120,519
1,426,338	Series 2010-R6-1A2	6.00%	^	09/26/2037	1,438,812

	JP Morgan Alternative Loan Trust,
23,164,161	Series 2005-S1-2A11	6.00%		12/25/2035	20,888,884
7,425,936	Series 2005-S1-2A9	6.00%		12/25/2035	6,696,531
7,434,044	Series 2006-S1-1A8	5.75%		03/25/2036	6,649,678
6,246,539	Series 2006-S2-A4	6.19%	#	05/25/2036	4,474,677
12,591,538	Series 2006-S4-A3A	5.78%	#	12/25/2036	11,847,630

	JP Morgan Mortgage Acquisition Corporation,
15,910,669	Series 2006-CH2-AF3	5.25%	#	10/25/2036	12,460,536
5,491,627	Series 2006-WF1-A5	6.41%	#	07/25/2036	3,372,754
15,000,000	Series 2007-CH1-AF5	5.36%	#	11/25/2036	14,549,175
7,094,675	Series 2007-CH5-A3	0.26%	#	05/25/2037	6,881,115

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	JP Morgan Mortgage Trust,
$3,519,067	Series 2005-A6-5A1	5.14%	#	08/25/2035	3,624,898
5,103,230	Series 2005-S2-2A13	5.50%		09/25/2035	5,346,103
3,766,326	Series 2006-S2-3A3	6.00%		07/25/2036	3,431,819
11,423,458	Series 2006-S3-1A2	6.00%		08/25/2036	10,543,795
12,351,110	Series 2006-S3-1A21	0.53%	#	08/25/2036	7,614,644
12,351,110	Series 2006-S3-1A22	6.97%	# I/F I/O	08/25/2036	3,235,392
5,322,953	Series 2006-S3-1A9	6.00%		08/25/2036	4,913,059
15,939,347	Series 2006-S4-A8	0.53%	#	01/25/2037	10,577,462
15,939,347	Series 2006-S4-A9	6.47%	# I/F I/O	01/25/2037	3,340,991
4,376,675	Series 2007-A2-2A1	2.60%	#	04/25/2037	3,789,124
20,276,004	Series 2007-S1-2A6	6.00%		03/25/2037	17,032,390
8,454,326	Series 2007-S3-1A1	5.50%		08/25/2037	7,510,865
14,310,526	Series 2007-S3-1A35	6.00%		08/25/2037	12,792,351
2,425,310	Series 2007-S3-1A9	6.00%		08/25/2037	2,169,347
13,195,036	Series 2007-S3-1A96	6.00%		08/25/2037	11,812,157
15,027,668	Series 2007-S3-1A97	6.00%		08/25/2037	13,454,091
6,087,256	Series 2007-S3-2A2	5.50%		08/25/2022	6,053,685

	JP Morgan Resecuritization Trust,
22,710,308	Series 2010-1-1A4	6.00%	^	02/26/2037	16,052,527
18,790,788	Series 2010-2-3A9	6.00%	^	07/26/2036	15,107,929
4,180,036	Series 2010-8-2A3	4.50%	#^	11/26/2034	4,206,663
5,371,496	Series 2012-2-3A3	2.41%	#^	10/26/2036	5,381,461

	Lehman Mortgage Trust,
6,999,130	Series 2005-2-3A5	5.50%		12/25/2035	6,191,108
7,079,189	Series 2005-2-5A5	5.75%		12/25/2035	6,409,236
10,882,511	Series 2005-3-2A1	6.00%		01/25/2036	10,392,765
926,693	Series 2005-3-2A3	5.50%		01/25/2036	871,039
4,977,204	Series 2005-3-2A7	6.00%		01/25/2036	4,753,215
3,611,055	Series 2006-1-1A1	0.90%	#	02/25/2036	2,651,807
10,833,164	Series 2006-1-1A2	4.60%	# I/F I/O	02/25/2036	1,479,220
16,647,453	Series 2006-1-3A1	0.90%	#	02/25/2036	15,004,683
16,647,453	Series 2006-1-3A2	4.60%	# I/F I/O	02/25/2036	2,054,529
7,984,932	Series 2006-1-3A4	5.50%		02/25/2036	7,674,170
6,853,364	Series 2006-4-1A3	5.25%	# I/F I/O	08/25/2036	984,612
4,355,850	Series 2006-4-1A4	6.00%		08/25/2036	3,650,812
11,537,349	Series 2006-5-2A1	0.50%	#	09/25/2036	5,878,279
24,032,172	Series 2006-5-2A2	7.00%	# I/F I/O	09/25/2036	6,923,212
20,168,655	Series 2006-6-3A9	5.50%		10/25/2036	16,798,836
13,338,645	Series 2006-6-4A5	6.00%		12/25/2036	13,526,460
5,759,902	Series 2006-7-2A2	0.60%	#	11/25/2036	2,601,523
17,995,491	Series 2006-7-2A5	6.40%	# I/F I/O	11/25/2036	4,021,753
5,491,007	Series 2006-9-1A19	29.97%	# I/F	01/25/2037	8,080,423
6,095,868	Series 2006-9-1A5	0.75%	#	01/25/2037	3,565,650
18,110,628	Series 2006-9-1A6	5.00%	# I/F I/O	01/25/2037	2,665,830
7,268,863	Series 2006-9-2A1	0.53%	#	01/25/2037	3,155,799
15,523,555	Series 2006-9-2A2	6.47%	# I/F I/O	01/25/2037	3,534,054
16,955,396	Series 2007-10-2A1	6.50%		01/25/2038	14,185,495
5,107,870	Series 2007-2-1A1	5.75%		02/25/2037	4,032,658
4,958,538	Series 2007-4-2A11	0.48%	#	05/25/2037	2,021,112
18,324,034	Series 2007-4-2A8	6.52%	# I/F I/O	05/25/2037	5,481,103
1,848,888	Series 2007-4-2A9	0.48%	#	05/25/2037	991,004
22,072,864	Series 2007-5-11A1	5.51%	#	06/25/2037	16,395,525
11,949,744	Series 2007-5-3A4	5.00%		12/25/2035	11,429,273
3,660,522	Series 2007-5-4A3	39.15%	# I/F	08/25/2036	5,863,128
1,512,355	Series 2007-5-7A3	7.50%		10/25/2036	1,289,166
1,226,094	Series 2007-6-1A8	6.00%		07/25/2037	1,119,113
10,549,229	Series 2008-2-1A6	6.00%		03/25/2038	9,843,359

	Lehman XS Trust,
2,813,333	Series 2005-10-2A3B	5.55%	#	01/25/2036	2,515,168
15,346,848	Series 2005-4-2A3A	5.00%	#	10/25/2035	11,823,841
4,434,932	Series 2006-5-2A4A	5.89%	#	04/25/2036	4,156,663
28,332,345	Series 2007-1-2A1	5.76%	#	02/25/2037	25,522,768

	Long Beach Mortgage Loan Trust,
10,459,969	Series 2006-WL1-2A3	0.39%	#	01/25/2046	9,488,573

	MASTR Adjustable Rate Mortgages Trust,
6,636,058	Series 2005-2-2A1	2.49%	#	03/25/2035	5,433,784
7,345,021	Series 2005-6-5A1	2.46%	#	07/25/2035	6,507,490
30,029,429	Series 2007-1-2A1	2.74%	#	11/25/2036	26,661,509
7,925,953	Series 2007-2-A2	0.26%	#	03/25/2047	7,735,496

	MASTR Alternative Loans Trust,
3,337,819	Series 2005-2-3A1	6.00%		03/25/2035	3,455,184
1,275,870	Series 2005-5-2A3	5.50%		07/25/2025	1,284,736

20	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	MASTR Alternative Loans Trust, (Cont.)
$8,543,373	Series 2005-6-1A5	5.50%		12/25/2035	7,802,210
4,549,581	Series 2006-3-1A2	6.25%		07/25/2036	3,903,927
10,946,479	Series 2007-1-1A5	5.75%		10/25/2036	10,440,916
9,899,792	Series 2007-1-2A7	6.00%		10/25/2036	8,135,521

	MASTR Asset Backed Securities Trust,
4,975,000	Series 2003-OPT1-M3	4.28%	#	12/25/2032	4,559,438
25,862,724	Series 2006-AM2-A3	0.32%	#	06/25/2036	19,692,758
4,606,826	Series 2006-NC1-A3	0.34%	#	01/25/2036	4,524,979

	MASTR Asset Securitization Trust,
474,405	Series 2003-1-30B2	5.75%		02/25/2033	474,505
779,161	Series 2007-1-1A1	5.50%		11/25/2037	807,228
7,583,234	Series 2007-1-1A3	6.25%		11/25/2037	6,820,004

	MASTR Seasoned Securitization Trust,
1,653,351	Series 2005-2-1A4	6.00%		10/25/2032	1,657,645
2,387,322	Series 2005-2-2A1	0.55%	#	10/25/2032	2,128,477

	Merrill Lynch Mortgage Investors Trust,
13,671,318	Series 2006-3-1A	2.33%	#	10/25/2036	13,340,540
4,770,538	Series 2006-F1-1A2	6.00%		04/25/2036	4,589,887

	Morgan Stanley Capital, Inc.,
1,491,714	Series 2003-NC6-M2	3.08%	#	06/25/2033	1,349,824

	Morgan Stanley Mortgage Loan Trust,
3,584,703	Series 2005-10-1A1	0.85%	#	12/25/2035	2,951,637
8,981,296	Series 2005-10-1A6	5.75%		12/25/2035	8,680,418
10,698,486	Series 2005-10-2A1	5.54%	#	12/25/2035	10,771,011
1,516,918	Series 2005-6AR-1A1	0.43%	#	11/25/2035	1,508,408
7,076,244	Series 2006-11-1A6	6.23%	#	08/25/2036	3,635,215
18,387,819	Series 2006-11-2A1	6.00%		08/25/2036	15,091,490
10,084,392	Series 2006-17XS-A3A	5.65%	#	10/25/2046	6,892,662
3,094,505	Series 2006-17XS-A6	5.58%	#	10/25/2046	1,881,979
1,091,732	Series 2006-2-2A3	5.75%		02/25/2036	1,048,614
56,664,134	Series 2006-7-3A	5.43%	#	06/25/2036	49,169,055
4,639,184	Series 2006-7-4A4	6.00%		06/25/2036	3,972,491
4,696,371	Series 2006-7-4A7	6.00%		06/25/2036	4,021,460
6,472,463	Series 2007-13-6A1	6.00%		10/25/2037	5,298,973
24,883,951	Series 2007-14AR-2A3	2.38%	#	10/25/2037	20,515,897
4,835,198	Series 2007-1XS-2A3	5.92%	#	09/25/2046	2,900,504
3,583,583	Series 2007-1XS-2A4A	6.08%	#	09/25/2046	2,419,377
2,357,754	Series 2007-3XS-1A2A	5.62%	#	01/25/2047	2,294,057
10,817,877	Series 2007-3XS-2A3S	5.86%	#	01/25/2047	7,762,735
6,327,437	Series 2007-3XS-2A4S	5.96%	#	01/25/2047	4,539,917

	Morgan Stanley Re-Remic Trust,
2,829,302	Series 2010-R9-1A	4.00%	#^	08/26/2036	2,875,260
7,483,020	Series 2010-R9-1B	6.75%	#^	08/26/2036	5,697,272
61,507,728	Series 2010-R9-3C	6.54%	#^	11/26/2036	50,608,466
8,039,305	Series 2011-R1-1A	5.94%	#^	02/26/2037	8,546,062

	MSCC Heloc Trust,
35,106,728	Series 2007-1-A	0.25%	#	12/25/2031	32,846,240

	New York Mortgage Trust,
1,705,187	Series 2005-2-A	0.48%	#	08/25/2035	1,590,562

	Newcastle Mortgage Securities Trust,
22,402,257	Series 2006-1-A3	0.33%	#	03/25/2036	22,208,388

	Nomura Asset Acceptance Corporation,
1,282,120	Series 2005-AP1-2A5	4.86%	#	02/25/2035	1,321,671
20,258,915	Series 2006-AF1-1A2	6.16%	#	05/25/2036	11,525,439
4,116,973	Series 2006-AF1-1A3	6.41%	#	05/25/2036	2,343,727
19,586,354	Series 2006-AP1-A2	5.52%	#	01/25/2036	12,994,116
4,251,076	Series 2006-AP1-A3	5.65%	#	01/25/2036	2,844,382
2,144,333	Series 2006-WF1-A2	5.76%	#	06/25/2036	1,272,576

	Nomura Home Equity Loan, Inc.,
21,504,307	Series 2006-AF1-A2	5.80%	#	10/25/2036	11,761,996
3,940,590	Series 2007-1-1A1	6.06%	#	02/25/2037	2,353,951
19,640,811	Series 2007-1-1A3	5.99%	#	02/25/2037	11,733,951

	Option One Mortgage Loan Trust,
1,111,148	Series 2002-2-A	0.69%	#	06/25/2032	1,037,231
1,575,793	Series 2004-3-M3	1.13%	#	11/25/2034	1,467,345

	PFCA Home Equity Investment Trust,
62,777,352	Series 2003-IFC5-A	4.02%	#^	01/22/2035	59,792,729
64,308,395	Series 2003-IFC6-A	3.86%	#^	04/22/2035	59,300,314

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	PHH Alternative Mortgage Trust,
$1,704,712	Series 2007-2-3A1	6.00%		05/25/2037	1,447,810
32,646,633	Series 2007-3-A2	0.34%	#	07/25/2037	28,824,887

	Popular ABS Mortgage Pass-Through Trust,
1,072,284	Series 2005-5-AF6	4.75%	#	11/25/2035	1,080,311

	Prime Mortgage Trust,
1,100,329	Series 2006-1-2A5	6.00%		06/25/2036	1,105,052
4,626,169	Series 2006-DR1-2A1	5.50%	^	05/25/2035	4,634,815
7,182,136	Series 2006-DR1-2A2	6.00%	^	05/25/2035	7,138,504

	RAAC Series,
2,925,904	Series 2007-SP2-A1	0.35%	#	06/25/2047	2,916,872

	RBSGC Structured Trust,
56,422,955	Series 2008-B-A1	6.00%	^	06/25/2037	50,571,342

	Renaissance Home Equity Loan Trust,
1,706,141	Series 2006-1-AF6	5.75%	#	05/25/2036	1,289,824
11,101,371	Series 2006-4-AF4	5.47%	#	01/25/2037	6,314,660
21,860,860	Series 2006-4-AF5	5.69%	#	01/25/2037	12,905,515
18,295,932	Series 2007-2-AF2	5.68%	#	06/25/2037	10,083,693
9,895,042	Series 2007-2-AF5	6.20%	#	06/25/2037	5,917,067

	Residential Accredit Loans, Inc.,
9,763,120	Series 2004-QS15-A1	5.25%		11/25/2034	10,279,037
1,066,712	Series 2005-QS12-A11	49.45%	# I/F	08/25/2035	1,982,769
4,975,877	Series 2005-QS13-1A6	5.50%		09/25/2035	4,356,977
8,555,758	Series 2005-QS13-2A1	0.85%	#	09/25/2035	6,060,249
35,078,610	Series 2005-QS13-2A2	4.90%	# I/F I/O	09/25/2035	4,408,715
14,387,933	Series 2005-QS14-2A1	6.00%		09/25/2035	11,690,541
7,191,755	Series 2005-QS15-2A	6.00%		10/25/2035	5,586,275
7,862,491	Series 2005-QS15-3A	6.00%		10/25/2035	6,667,817
8,554,242	Series 2005-QS16-A1	0.85%	#	11/25/2035	6,541,865
8,552,763	Series 2005-QS16-A2	4.65%	# I/F I/O	11/25/2035	1,058,353
3,918,042	Series 2005-QS17-A1	6.00%		12/25/2035	3,446,047
2,715,001	Series 2005-QS17-A10	6.00%		12/25/2035	2,387,933
11,355,313	Series 2005-QS17-A11	6.00%		12/25/2035	9,987,372
8,070,998	Series 2005-QS17-A2	1.00%	#	12/25/2035	6,045,266
8,070,998	Series 2005-QS17-A4	5.00%	# I/F I/O	12/25/2035	1,001,215
6,494,175	Series 2005-QS17-A6	6.00%		12/25/2035	5,711,841
4,065,795	Series 2005-QS1-A5	5.50%		01/25/2035	4,115,044
3,271,161	Series 2005-QS5-A3	5.70%		04/25/2035	3,151,222
3,135,577	Series 2005-QS9-A1	0.65%	#	06/25/2035	2,664,030
7,784,212	Series 2005-QS9-A4	4.85%	# I/F I/O	06/25/2035	1,082,574
3,177,097	Series 2006-QS10-A4	5.75%		08/25/2036	2,619,822
3,451,498	Series 2006-QS12-1A1	6.50%		09/25/2036	2,587,146
8,282,033	Series 2006-QS12-2A18	5.75%		09/25/2036	6,760,963
12,734,431	Series 2006-QS14-A18	6.25%		11/25/2036	10,249,574
6,906,066	Series 2006-QS15-A1	6.50%		10/25/2036	5,670,349
2,524,456	Series 2006-QS16-A10	6.00%		11/25/2036	1,930,464
8,976,566	Series 2006-QS16-A11	6.00%		11/25/2036	6,864,425
2,620,360	Series 2006-QS16-A7	6.00%		11/25/2036	2,003,802
2,831,608	Series 2006-QS16-A8	6.00%		11/25/2036	2,165,345
1,120,520	Series 2006-QS16-A9	6.00%		11/25/2036	856,854
6,106,380	Series 2006-QS17-A4	6.00%		12/25/2036	4,802,448
33,924,408	Series 2006-QS17-A5	6.00%		12/25/2036	26,680,326
3,545,708	Series 2006-QS1-A6	41.67%	# I/F	01/25/2036	6,051,474
23,584,843	Series 2006-QS3-1A11	6.00%		03/25/2036	20,091,079
5,082,218	Series 2006-QS4-A8	8.00%	# I/F	04/25/2036	4,644,441
15,050,178	Series 2006-QS5-A3	6.00%		05/25/2036	12,683,508
19,652,080	Series 2006-QS8-A1	6.00%		08/25/2036	15,412,085
34,079,576	Series 2006-QS8-A5	5.40%	# I/F I/O	08/25/2036	4,675,258
11,608,138	Series 2006-QS9-1A6	5.15%	# I/F I/O	07/25/2036	1,656,528
10,315,263	Series 2007-QS11-A1	7.00%		10/25/2037	8,310,667
35,599,476	Series 2007-QS1-1A2	5.30%	# I/F I/O	01/25/2037	5,239,869
3,583,465	Series 2007-QS1-1A4	6.00%		01/25/2037	2,914,131
8,782,544	Series 2007-QS1-2A10	6.00%		01/25/2037	6,676,270
1,568,525	Series 2007-QS2-A6	6.25%		01/25/2037	1,257,786
58,243,566	Series 2007-QS3-A1	6.50%		02/25/2037	49,151,338
9,287,300	Series 2007-QS3-A4	6.25%		02/25/2037	7,711,783
6,862,565	Series 2007-QS5-A1	5.50%		03/25/2037	5,388,871
2,831,088	Series 2007-QS5-A5	0.45%	#	03/25/2037	1,811,152
9,402,690	Series 2007-QS5-A8	6.55%	# I/F I/O	03/25/2037	1,767,809
7,699,943	Series 2007-QS6-A102	5.75%		04/25/2037	6,150,761
2,475,756	Series 2007-QS6-A13	53.71%	# I/F	04/25/2037	5,254,982
11,025,715	Series 2007-QS6-A45	5.75%		04/25/2037	8,807,407
17,571,582	Series 2007-QS6-A6	6.25%		04/25/2037	14,470,461

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2014	21

Schedule of Investments  DoubleLine Total Return Bond Fund  (Cont.)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Residential Accredit Loans, Inc., (Cont.)
$1,213,614	Series 2007-QS6-A77	54.55%	# I/F	04/25/2037	2,623,393
12,881,672	Series 2007-QS7-2A1	6.75%		06/25/2037	8,584,617
55,627,473	Series 2007-QS9-A33	6.50%		07/25/2037	43,407,063

	Residential Asset Mortgage Products, Inc.,
374,562	Series 2004-RS4-AI6	5.07%	#	04/25/2034	384,677
2,176,393	Series 2004-RS5-AI6	5.55%	#	05/25/2034	2,150,573
8,988,928	Series 2004-RS7-A3	2.82%	#	07/25/2034	7,928,199
4,109,968	Series 2004-RS7-AI6	5.22%	#	07/25/2034	3,909,381
630,788	Series 2004-RS9-AI4	4.77%	#	10/25/2032	649,231
1,080,571	Series 2004-RS9-AI6	4.72%	#	07/25/2034	1,052,120
2,670,421	Series 2004-RZ2-AI4	5.35%	#	02/25/2033	2,575,352
7,550,000	Series 2005-RS1-AI5	5.41%	#	01/25/2035	7,101,862
6,071,063	Series 2006-RS5-A3	0.32%	#	09/25/2036	5,799,486
12,760,000	Series 2006-RX5-A3	0.40%	#	08/25/2046	10,543,741
12,300,000	Series 2006-RZ3-A3	0.44%	#	08/25/2036	10,594,728

	Residential Asset Securities Corporation,
528,464	Series 2002-KS1-AI6	6.08%	#	06/25/2032	515,411
2,970,963	Series 2003-KS11-MI1	5.13%	#	01/25/2034	2,862,593
4,019,271	Series 2005-AHL3-A2	0.39%	#	11/25/2035	3,921,054
20,168,597	Series 2006-EMX5-A3	0.31%	#	07/25/2036	16,916,895
1,112,545	Series 2006-KS4-A3	0.30%	#	06/25/2036	1,100,739

	Residential Asset Securitization Trust,
8,782,314	Series 2005-A11-2A4	6.00%		10/25/2035	7,057,608
6,510,500	Series 2005-A12-A7	4.85%	# I/F I/O	11/25/2035	908,212
5,151,517	Series 2005-A12-A8	0.70%	#	11/25/2035	3,961,651
19,899,867	Series 2005-A15-5A3	5.75%		02/25/2036	17,090,623
4,026,588	Series 2005-A7-A3	5.50%		06/25/2035	3,697,978
8,964,099	Series 2005-A8CB-A11	6.00%		07/25/2035	8,366,006
9,087,666	Series 2005-A8CB-A2	4.85%	# I/F I/O	07/25/2035	1,290,021
8,153,972	Series 2006-A10-A5	6.50%		09/25/2036	6,219,092
1,460,244	Series 2006-A1-1A3	6.00%		04/25/2036	1,236,731
11,693,935	Series 2006-A12-A1	6.25%		11/25/2036	9,079,077
11,797,987	Series 2006-A13-A1	6.25%		12/25/2036	9,005,746
24,826,388	Series 2006-A1-3A2	6.00%		04/25/2036	20,785,868
20,072,068	Series 2006-A14C-2A6	0.60%	#	12/25/2036	7,657,544
44,296,042	Series 2006-A14C-2A7	6.40%	# I/F I/O	12/25/2036	11,249,068
11,934,486	Series 2006-A2-A11	6.00%		01/25/2046	9,828,324
1,366,633	Series 2006-A4-2A5	6.00%		05/25/2036	1,266,828
6,432,105	Series 2006-A8-1A1	6.00%		08/25/2036	6,003,360
9,573,647	Series 2006-R1-A1	27.78%	# I/F	01/25/2046	14,694,324
57,420,764	Series 2007-A2-1A2	6.00%		04/25/2037	51,106,547
1,596,319	Series 2007-A3-1A2	45.20%	# I/F	04/25/2037	3,348,759
27,911,167	Series 2007-A5-1A4	5.95%	# I/F I/O	05/25/2037	5,709,773
7,207,966	Series 2007-A5-1A6	0.55%	#	05/25/2037	2,782,895
14,132,467	Series 2007-A5-2A3	6.00%		05/25/2037	12,944,379
6,193,539	Series 2007-A5-2A5	6.00%		05/25/2037	5,672,842
22,879,930	Series 2007-A6-1A2	6.00%		06/25/2037	20,507,144
13,734,031	Series 2007-A7-A1	6.00%		07/25/2037	11,293,658
26,766,879	Series 2007-A7-A6	6.00%		07/25/2037	22,010,726

	Residential Funding Mortgage Securities Trust,
5,498,310	Series 2003-S16-A1	4.75%		09/25/2018	5,505,881
7,438,196	Series 2005-S9-A10	6.25%		12/25/2035	7,321,673
19,078,110	Series 2005-S9-A6	5.75%		12/25/2035	19,584,939
1,417,926	Series 2005-S9-A8	5.50%		12/25/2035	1,423,164
25,048,576	Series 2006-S10-1A1	6.00%		10/25/2036	22,250,199
43,118,901	Series 2006-S11-A1	6.00%		11/25/2036	39,854,240
8,254,760	Series 2006-S5-A12	6.00%		06/25/2036	7,801,995
565,156	Series 2006-S5-A15	6.00%		06/25/2036	534,157
12,894,244	Series 2006-S9-A1	6.25%		09/25/2036	12,090,520
10,178,001	Series 2007-S1-A7	6.00%		01/25/2037	9,468,930
8,929,285	Series 2007-S2-A1	6.00%		02/25/2037	8,171,394
10,059,823	Series 2007-S2-A4	6.00%		02/25/2037	9,205,975
18,780,539	Series 2007-S2-A5	6.00%		02/25/2037	17,186,503
2,934,772	Series 2007-S2-A9	6.00%		02/25/2037	2,685,678
8,480,289	Series 2007-S3-1A4	6.00%		03/25/2037	7,871,294
2,766,024	Series 2007-S4-A1	6.00%		04/25/2037	2,408,203
7,383,828	Series 2007-S4-A2	6.00%		04/25/2037	6,428,633
59,362,570	Series 2007-S5-A1	6.00%		05/25/2037	54,500,241
10,299,817	Series 2007-S6-2A4	6.00%		06/25/2037	9,445,561
51,245,191	Series 2007-S7-A20	6.00%		07/25/2037	47,063,481
20,413,266	Series 2007-S8-1A1	6.00%		09/25/2037	18,552,882
8,130,023	Series 2007-SA1-4A	5.99%	#	02/25/2037	7,674,132
19,151,351	Series 2007-SA2-2A1	3.03%	#	04/25/2037	16,731,291

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Saxon Asset Securities Trust,
$72,440,000	Series 2006-3-A3	0.32%	#	10/25/2046	59,171,600

	Sequoia Mortgage Trust,
395,996	Series 2003-4-2A1	0.51%	#	07/20/2033	397,431

	Soundview Home Equity Loan Trust,
27,353,878	Series 2007-NS1-A2	0.30%	#	01/25/2037	26,554,830

	STARM Mortgage Loan Trust,
27,564,843	Series 2007-2-1A1	2.76%	#	04/25/2037	23,339,373
14,800,263	Series 2007-3-1A1	2.84%	#	06/25/2037	13,451,145

	Structured Adjustable Rate Mortgage Loan Trust,
14,846,429	Series 2004-12-8A	4.62%	#	09/25/2034	14,703,383
5,288,231	Series 2006-1-8A1	5.45%	#	02/25/2036	4,349,649

	Structured Asset Securities Corporation,
249,149	Series 2003-18XS-A6	4.54%	#	06/25/2033	252,159
5,629,638	Series 2003-24A-1A3	2.45%	#	07/25/2033	5,664,756
16,200,558	Series 2003-35-1A1	5.24%	#	12/25/2033	16,930,839
8,671,576	Series 2004-11XS-2A2	5.11%	#	06/25/2034	9,880,697
3,506,719	Series 2004-15-2A1	4.75%		09/25/2019	3,563,899
16,874,661	Series 2004-22-A2	5.21%	#	01/25/2035	17,653,401
39,734,180	Series 2005-10-1A1	5.75%		06/25/2035	39,826,840
6,569,095	Series 2005-10-6A1	5.00%		06/25/2020	6,883,699
9,935,242	Series 2005-13-3A1	6.00%		09/25/2035	8,844,730
3,896,606	Series 2005-14-1A1	0.45%	#	07/25/2035	3,590,999
915,370	Series 2005-14-1A4	23.84%	# I/F	07/25/2035	1,348,379
60,450,552	Series 2005-14-4A1	5.75%		07/25/2035	60,422,805
6,171,930	Series 2005-15-1A1	5.50%		08/25/2035	6,487,578
13,525,747	Series 2005-15-2A7	5.50%		08/25/2035	13,333,289
21,165,886	Series 2005-15-3A1	5.08%	#	08/25/2035	21,872,456
12,797,325	Series 2005-16-1A2	5.50%		09/25/2035	13,205,291
12,500,000	Series 2005-3-1A6	5.75%		03/25/2035	11,805,637
4,100,450	Series 2005-6-4A1	5.00%		05/25/2035	4,151,222

	Suntrust Alternative Loan Trust,
1,835,652	Series 2005-1F-2A3	5.75%		12/25/2035	1,633,756
3,045,540	Series 2006-1F-1A3	6.00%		04/25/2036	2,476,478

	Thornburg Mortgage Securities Trust,
1,629,595	Series 2003-6-A2	1.15%	#	12/25/2033	1,517,495
12,698,386	Series 2004-4-5A	4.82%	#	12/25/2044	12,422,913
27,925,676	Series 2007-1-A1	1.86%	#	03/25/2037	26,505,600
7,545,561	Series 2007-1-A2A	1.45%	#	03/25/2037	6,847,860

	Washington Mutual Mortgage Pass-Through Certificates,
10,552,363	Series 2005-1-2A	6.00%		03/25/2035	9,924,382
6,051,757	Series 2005-4-5A1	5.50%		06/25/2035	5,851,716
2,072,557	Series 2005-5-CB12	48.90%	# I/F	07/25/2035	3,932,846
6,711,447	Series 2005-5-CB6	0.75%	#	07/25/2035	5,504,199
2,255,119	Series 2005-6-2A7	5.50%		08/25/2035	2,088,601
2,142,494	Series 2005-7-3CB	6.50%		08/25/2035	1,690,871
5,761,892	Series 2005-9-CX	5.50%	I/O	11/25/2035	1,409,618
9,177,079	Series 2006-1-3A1	5.75%		02/25/2036	8,435,479
4,641,269	Series 2006-1-3A2	5.75%		02/25/2036	4,266,208
3,943,743	Series 2006-1-3A7	5.75%		02/25/2036	3,625,049
4,832,923	Series 2006-5-1A8	5.75%		07/25/2036	3,941,824
8,907,967	Series 2006-5-2CB1	6.00%		07/25/2036	6,769,343
16,180,618	Series 2006-5-2CB6	6.00%		07/25/2036	12,294,842
8,957,957	Series 2006-5-3A5	6.45%	#	07/25/2036	4,992,592
5,763,021	Series 2006-9-A7	5.46%	#	10/25/2036	4,110,861
19,735,862	Series 2006-AR10-1A1	2.36%	#	09/25/2036	17,646,940
28,485,733	Series 2006-AR15-1A	0.97%	#	11/25/2046	24,201,821
2,783,400	Series 2006-AR6-2A3	4.70%	#	08/25/2036	2,533,657
18,972,460	Series 2007-3-A3	6.00%	#	04/25/2037	16,362,191
17,823,662	Series 2007-4-1A1	5.50%		06/25/2037	16,913,016
802,436	Series 2007-5-A11	38.55%	# I/F	06/25/2037	1,415,726
20,060,901	Series 2007-5-A6	6.00%		06/25/2037	16,816,331
38,776,819	Series 2007-HY3-4A1	2.47%	#	03/25/2037	36,547,384
35,519,083	Series 2007-HY5-1A1	2.15%	#	05/25/2037	31,777,432
31,212,710	Series 2007-HY6-2A3	4.65%	#	06/25/2037	27,587,510

	Wells Fargo Alternative Loan Trust,
3,951,358	Series 2007-PA1-A10	6.00%		03/25/2037	3,534,857
17,349,541	Series 2007-PA1-A3	6.00%		03/25/2037	15,520,778
14,959,099	Series 2007-PA1-A5	6.00%		03/25/2037	13,382,305
24,517,214	Series 2007-PA1-A6	6.00%		03/25/2037	21,932,928
115,517,135	Series 2007-PA2-1A1	6.00%		06/25/2037	111,975,668

22	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Wells Fargo Alternative Loan Trust, (Cont.)
$15,908,912	Series 2007-PA2-3A1	0.50%	#	06/25/2037	10,778,829
23,436,290	Series 2007-PA2-3A2	6.50%	# I/F I/O	06/25/2037	4,674,661
1,689,876	Series 2007-PA3-1A4	5.75%		07/25/2037	1,537,706
41,091,105	Series 2007-PA3-2A1	6.00%		07/25/2037	37,308,135
16,325,760	Series 2007-PA3-2A4	6.00%		07/25/2037	14,822,761
25,351,676	Series 2007-PA3-3A1	6.25%		07/25/2037	23,248,247
15,708,465	Series 2007-PA3-4A3	6.50%		07/25/2037	12,932,214
210,714,563	Series 2007-PA5-1A1	6.25%		11/25/2037	200,744,182
1,879,568	Series 2007-PA5-2A1	6.00%		11/25/2022	1,951,793

	Wells Fargo Mortgage Backed Securities Trust,
31,877,920	Series 2004-Y-3A3	2.62%	#	11/25/2034	33,116,664
71,899,164	Series 2005-17-1A1	5.50%		01/25/2036	74,423,723
432,489	Series 2005-4-A7	23.28%	# I/F	04/25/2035	454,668
6,139,223	Series 2005-8-A1	5.50%		10/25/2035	6,405,840
4,836,495	Series 2005-AR16-6A4	2.63%	#	10/25/2035	4,504,920
13,455,478	Series 2006-12-A3	6.00%		10/25/2036	13,224,791
15,842,075	Series 2006-14-A1	6.00%		10/25/2036	15,611,605
18,882,634	Series 2006-15-A1	6.00%		11/25/2036	18,357,725
9,787,789	Series 2006-16-A2	5.00%		11/25/2036	10,160,733
202,716	Series 2006-2-1A4	18.96%	# I/F	03/25/2036	266,264
10,057,320	Series 2006-2-3A1	5.75%		03/25/2036	10,328,676
39,590,564	Series 2006-3-A11	5.50%		03/25/2036	41,207,087
6,069,032	Series 2006-3-A6	5.50%		03/25/2036	6,187,882
241,475	Series 2006-4-1A8	5.75%		04/25/2036	242,443
628,356	Series 2006-4-2A2	5.50%		04/25/2036	619,066
9,542,933	Series 2006-6-2A1	0.55%	#	05/25/2036	7,885,698
9,542,933	Series 2006-6-2A2	6.95%	# I/F I/O	05/25/2036	2,052,938
4,366,060	Series 2006-9-2A1	0.00%	P/O	08/25/2036	2,226,992
4,366,060	Series 2006-9-2A2	6.00%	I/O	08/25/2036	878,309
21,315,897	Series 2006-AR12-1A1	2.74%	#	09/25/2036	20,089,466
10,694,898	Series 2006-AR13-A2	2.61%	#	09/25/2036	9,946,971
11,955,711	Series 2006-AR4-2A1	5.57%	#	04/25/2036	11,804,196
4,360,512	Series 2007-10-1A18	6.00%		07/25/2037	4,251,053
7,220,920	Series 2007-10-2A11	6.00%		07/25/2037	6,914,164
4,399,529	Series 2007-11-A14	6.00%		08/25/2037	4,316,303
8,781,002	Series 2007-11-A36	6.00%		08/25/2037	8,614,892
6,240,530	Series 2007-11-A96	6.00%		08/25/2037	6,122,363
78,447,351	Series 2007-14-1A1	6.00%		10/25/2037	80,301,376
47,988,540	Series 2007-2-1A1	6.00%		03/25/2037	45,967,839
2,777,245	Series 2007-2-1A18	5.75%		03/25/2037	2,636,603
6,255,090	Series 2007-2-1A9	6.00%		03/25/2037	5,991,701
4,071,484	Series 2007-2-3A2	5.25%		03/25/2037	4,190,204
4,549,141	Series 2007-3-1A3	6.00%		04/25/2037	4,426,719
4,853,816	Series 2007-4-A11	6.50%		04/25/2037	4,739,525
18,645,170	Series 2007-4-A15	6.00%		04/25/2037	17,920,162
10,997,766	Series 2007-4-A3	6.00%		04/25/2037	10,570,124
11,598,618	Series 2007-4-A8	6.00%		04/25/2037	11,147,612
3,557,599	Series 2007-5-1A6	23.82%	# I/F	05/25/2037	4,795,319
14,365,380	Series 2007-6-A4	6.00%		05/25/2037	14,213,825
6,864,477	Series 2007-6-A6	6.00%		05/25/2037	6,792,057
21,638,988	Series 2007-7-A1	6.00%		06/25/2037	20,763,280
1,504,949	Series 2007-7-A32	5.75%		06/25/2037	1,430,915
48,729,408	Series 2007-7-A34	6.00%		06/25/2037	46,757,378
13,073,689	Series 2007-7-A36	6.00%		06/25/2037	12,775,629
4,488,532	Series 2007-7-A43	0.65%	#	06/25/2037	3,701,648
12,262,575	Series 2007-7-A49	6.00%		06/25/2037	11,766,321
5,191,325	Series 2007-7-A8	0.65%	#	06/25/2037	4,281,234
2,341,898	Series 2007-7-A9	38.07%	# I/F	06/25/2037	4,059,270
3,454,704	Series 2007-8-1A13	0.52%	#	07/25/2037	2,960,153
3,454,704	Series 2007-8-1A14	38.85%	# I/F	07/25/2037	6,177,162
56,138,936	Series 2007-8-1A16	6.00%		07/25/2037	55,087,117
37,460,648	Series 2007-8-1A2	6.00%		07/25/2037	36,758,467
5,295,848	Series 2007-8-1A20	6.00%		07/25/2037	5,196,580
23,701,768	Series 2007-8-1A22	6.00%		07/25/2037	23,257,490
16,467,395	Series 2007-8-1A3	6.00%		07/25/2037	16,158,722
19,332,445	Series 2007-8-2A9	6.00%		07/25/2037	19,774,936
9,844,087	Series 2007-9-1A5	5.50%		07/25/2037	10,201,909
94,654,908	Series 2007-AR9-A1	5.97%	#	12/28/2037	94,545,960

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Wells Fargo Mortgage Loan Trust,
$27,398,285	Series 2012-RR1-A1	2.85%	#^	08/27/2037	27,654,493

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $9,194,666,934)				9,487,555,403

US GOVERNMENT / AGENCY MORTGAGE BACKED OBLIGATIONS 49.2%
50,000,000	Federal Home Loan Banks	5.25%		06/18/2014	50,554,200

	Federal Home Loan Mortgage Corporation,
22,228,502	Pool C0-3490	4.50%		08/01/2040	23,751,975
106,890,141	Pool C9-1388	3.50%		02/01/2032	110,085,577
55,595,268	Pool C9-1403	3.50%		03/01/2032	57,256,474
56,241,408	Pool C9-1413	3.50%		12/01/2031	57,885,529
27,676,608	Pool C9-1417	3.50%		01/01/2032	28,503,788
108,841,949	Pool C9-1447	3.50%		05/01/2032	112,093,296
113,326,972	Pool C9-1594	3.00%		01/01/2033	113,663,895
32,394,290	Pool C9-1596	3.00%		02/01/2033	32,490,636
18,363,613	Pool D9-8901	3.50%		01/01/2032	18,900,996
54,484,093	Pool D9-8923	3.50%		01/01/2032	56,116,712
41,780,595	Pool D9-9724	3.00%		11/01/2032	41,904,828
58,318,129	Pool G0-1840	5.00%		07/01/2035	63,689,792
14,033,549	Pool G0-4817	5.00%		09/01/2038	15,251,264
37,943,851	Pool G0-6172	5.50%		12/01/2038	41,722,678
52,675,725	Pool G0-6954	6.00%		05/01/2040	58,510,034
70,636,475	Pool G0-7011	6.00%		05/01/2040	78,470,364
191,759,385	Pool J2-2834	2.50%		03/01/2028	192,222,842
176,413,367	Pool Q1-6672	3.00%		03/01/2043	170,371,996
20,515,403	Pool T6-0392	4.00%		10/01/2041	21,155,992
15,840,861	Pool T6-0681	4.00%		05/01/2042	16,333,060
44,471,792	Pool T6-0782	3.50%		07/01/2042	44,361,486
62,126,304	Pool T6-0853	3.50%		09/01/2042	61,972,162
58,207,828	Pool T6-0854	3.50%		09/01/2042	58,063,259
6,774,336	Pool T6-5110	3.50%		10/01/2042	6,757,546
19,059,483	Pool T6-9016	5.00%		06/01/2041	20,315,546
1,244,062	Pool U6-0299	4.00%		11/01/2040	1,290,522
4,520,336	Series 2519-ZD	5.50%		11/15/2032	4,915,986
2,759,202	Series 2596-ZL	5.00%		04/15/2033	2,917,753
83,015,594	Series 267-30	3.00%		08/15/2042	79,688,500
1,455,035	Series 2684-ZN	4.00%		10/15/2033	1,535,115
151,512,362	Series 269-30	3.00%		08/15/2042	145,428,220
66,898,705	Series 274-30	3.00%		08/15/2042	64,020,725
9,048,606	Series 2750-ZT	5.00%		02/15/2034	9,565,888
183,851,680	Series 280-30	3.00%		09/15/2042	177,602,713
12,747,753	Series 2825-PZ	5.50%		07/15/2034	13,740,739
45,373,000	Series 284-300	3.00%		10/15/2042	43,823,435
15,049,708	Series 2898-JZ	5.00%		12/15/2034	16,220,674
28,341,636	Series 2899-AZ	5.00%		12/15/2034	30,946,502
22,687,149	Series 2909-Z	5.00%		12/15/2034	24,866,659
45,428,452	Series 2932-Z	5.00%		02/15/2035	49,035,631
3,792,926	Series 2990-JL	6.50%	# I/F I/O	03/15/2035	560,019
12,586,828	Series 3002-SN	6.35%	# I/F I/O	07/15/2035	2,086,107
8,566,113	Series 3030-SL	5.95%	# I/F I/O	09/15/2035	1,266,518
2,575,748	Series 3045-DI	6.58%	# I/F I/O	10/15/2035	539,694
22,261,990	Series 3116-Z	5.50%		02/15/2036	24,147,225
6,082,745	Series 3117-ZN	4.50%		02/15/2036	6,586,186
8,081,869	Series 3174-PZ	5.00%		01/15/2036	8,827,236
2,934,247	Series 3187-JZ	5.00%		07/15/2036	3,170,972
6,053,081	Series 3188-ZK	5.00%		07/15/2036	6,731,534
10,154,003	Series 3203-SE	6.35%	# I/F I/O	08/15/2036	1,481,214
19,121,302	Series 3203-Z	5.00%		07/15/2036	21,055,785
30,297,838	Series 3203-ZC	5.00%		07/15/2036	33,363,040
12,064,061	Series 3261-SA	6.28%	# I/F I/O	01/15/2037	1,960,142
14,697,913	Series 3267-BA	5.80%		11/15/2036	15,914,555
17,833,433	Series 3275-SC	5.93%	# I/F I/O	02/15/2037	2,306,353
12,539,406	Series 3315-HZ	6.00%		05/15/2037	13,857,611
34,916,857	Series 3326-GS	6.50%	# I/F I/O	06/15/2037	4,578,623
3,394,052	Series 3351-ZC	5.50%		07/15/2037	3,725,458
26,777,585	Series 3355-BI	5.90%	# I/F I/O	08/15/2037	3,729,847
3,663,494	Series 3369-Z	6.00%		09/15/2037	4,107,991
10,535,149	Series 3405-ZG	5.50%		01/15/2038	11,510,055
14,303,478	Series 3417-SI	6.03%	# I/F I/O	02/15/2038	1,596,282
21,715,523	Series 3423-GS	5.50%	# I/F I/O	03/15/2038	2,434,575
3,565,917	Series 3423-SG	5.50%	# I/F I/O	03/15/2038	399,783
3,634,592	Series 3451-S	5.88%	# I/F I/O	02/15/2037	412,299
5,225,246	Series 3455-SC	5.91%	# I/F I/O	06/15/2038	570,335

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2014	23

Schedule of Investments  DoubleLine Total Return Bond Fund  (Cont.)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal Home Loan Mortgage Corporation, (Cont.)
$3,073,863	Series 3473-SM	5.92%	# I/F I/O	07/15/2038	376,752
15,355,285	Series 3484-SE	5.70%	# I/F I/O	08/15/2038	1,773,615
12,529,333	Series 3519-SD	5.40%	# I/F I/O	02/15/2038	1,600,001
5,329,654	Series 3524-LB	5.26%	#	06/15/2038	5,518,121
185,865	Series 3530-GZ	4.50%		05/15/2039	194,267
22,797,494	Series 3541-EI	6.60%	# I/F I/O	06/15/2039	3,548,747
7,559,839	Series 3545-SA	6.00%	# I/F I/O	06/15/2039	984,318
3,144,878	Series 3549-SA	5.65%	# I/F I/O	07/15/2039	357,786
24,900,435	Series 3577-LS	7.05%	# I/F I/O	08/15/2035	3,434,014
6,222,626	Series 3582-SA	5.85%	# I/F I/O	10/15/2049	789,797
7,603,885	Series 3583-GB	4.50%		10/15/2039	8,056,559
43,444,320	Series 3606-CS	6.20%	# I/F I/O	12/15/2039	7,193,024
11,242,454	Series 3616-SG	6.20%	# I/F I/O	03/15/2032	1,729,350
21,229,010	Series 3626-AZ	5.50%		08/15/2036	23,314,123
8,135,471	Series 3631-SE	6.25%	# I/F I/O	05/15/2039	819,862
27,399,913	Series 3641-Z	5.50%		02/15/2036	29,976,559
21,359,968	Series 3654-ZB	5.50%		11/15/2037	23,443,131
42,790,861	Series 3666-VZ	5.50%		08/15/2036	46,867,996
8,891,666	Series 3667-SB	6.30%	# I/F I/O	05/15/2040	1,088,602
18,198,041	Series 3688-CM	4.00%		07/15/2029	18,619,807
21,696,729	Series 3702-SG	5.90%	# I/F I/O	08/15/2032	3,184,223
9,191,598	Series 3704-EI	5.00%	I/O	12/15/2036	1,881,654
3,741,293	Series 3712-SG	24.23%	# I/F	08/15/2040	5,988,438
19,227,408	Series 3724-CM	5.50%		06/15/2037	20,998,819
165,911,930	Series 3725-CS	5.85%	# I/F I/O	05/15/2040	28,394,931
57,374,396	Series 3726-SA	5.90%	# I/F I/O	09/15/2040	7,677,589
98,000,000	Series 3738-BP	4.00%		12/15/2038	102,685,037
6,792,514	Series 3741-SC	9.69%	# I/F	10/15/2040	6,740,289
238,477	Series 3745-SY	9.69%	# I/F	10/15/2040	226,502
40,067,174	Series 3752-BS	9.69%	# I/F	11/15/2040	40,508,486
1,883,625	Series 3758-SM	9.69%	# I/F	11/15/2040	1,775,521
14,112,615	Series 3768-ZX	5.00%		12/15/2040	15,303,867
18,900,000	Series 3771-AL	4.00%		12/15/2030	19,771,545
18,761,630	Series 3779-BY	3.50%		12/15/2030	18,665,495
25,822,330	Series 3779-DZ	4.50%		12/15/2040	26,112,000
24,250,000	Series 3779-LB	4.00%		12/15/2030	25,484,640
2,689,783	Series 3779-SH	9.49%	# I/F	12/15/2040	2,651,773
3,500,000	Series 3779-YA	3.50%		12/15/2030	3,472,194
15,000,000	Series 3783-AC	4.00%		01/15/2031	15,465,937
14,957,065	Series 3786-SG	9.19%	# I/F	01/15/2041	14,207,119
11,731,674	Series 3788-AY	3.50%		01/15/2031	11,573,027
10,711,867	Series 3790-Z	4.00%		01/15/2041	11,259,179
11,347,995	Series 3795-VZ	4.00%		01/15/2041	11,302,496
916,011	Series 3798-SD	9.29%	# I/F	12/15/2040	917,930
17,839,104	Series 3800-VZ	4.50%		02/15/2041	18,463,749
12,267,145	Series 3803-ZM	4.00%		02/15/2041	12,549,664
67,508,068	Series 3806-CZ	5.50%		07/15/2034	72,908,140
18,000,000	Series 3808-DB	3.50%		02/15/2031	17,941,176
15,277,557	Series 3812-EY	3.50%		02/15/2031	15,158,002
12,586,726	Series 3818-CZ	4.50%		03/15/2041	13,195,093
18,863,177	Series 3819-ZU	5.50%		07/15/2034	20,353,491
35,500,000	Series 3824-EY	3.50%		03/15/2031	35,292,698
3,350,433	Series 3828-SW	12.74%	# I/F	02/15/2041	3,390,734
14,654,534	Series 3829-VZ	4.00%		03/15/2041	14,335,315
5,783,264	Series 3843-PZ	5.00%		04/15/2041	6,527,796
938,800	Series 3843-SC	12.89%	# I/F	04/15/2041	918,304
3,096,992	Series 3845-LS	12.89%	# I/F	03/15/2041	2,887,431
60,929,584	Series 3863-ZA	5.50%		08/15/2034	67,046,366
10,229,000	Series 3870-PB	4.50%		06/15/2041	10,953,602
71,059,143	Series 3871-LZ	5.50%		06/15/2041	81,140,623
55,292,442	Series 3872-BA	4.00%		06/15/2041	57,830,974
30,000,000	Series 3877-EY	4.50%		06/15/2041	31,845,840
12,378,000	Series 3877-GY	4.50%		06/15/2041	13,138,579
51,670,886	Series 3877-ZU	4.50%		06/15/2041	55,063,389
29,477,699	Series 3888-ZG	4.00%		07/15/2041	29,123,804
18,035,901	Series 3888-ZU	4.50%		06/15/2041	18,808,721
23,628,302	Series 3900-SB	5.82%	# I/F I/O	07/15/2041	2,907,980
39,412,947	Series 3901-VZ	4.00%		07/15/2041	38,319,277
20,476,340	Series 3910-GZ	5.00%		08/15/2041	21,915,479
9,100,596	Series 3910-ZE	5.00%		10/15/2034	9,840,924
12,330,000	Series 3919-KL	4.50%		09/15/2041	13,126,974
26,646,924	Series 3919-ZJ	4.00%		09/15/2041	26,086,752
528,299	Series 3924-US	9.25%	# I/F	09/15/2041	533,089
9,236,761	Series 3942-JZ	4.00%		10/15/2041	9,364,852

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal Home Loan Mortgage Corporation, (Cont.)
$11,013,161	Series 3944-AZ	4.00%		10/15/2041	11,189,146
16,785,622	Series 3946-SM	14.24%	# I/F	10/15/2041	16,519,325
7,594,755	Series 3957-DZ	3.50%		11/15/2041	7,126,945
10,000,000	Series 3964-VM	4.00%		11/15/2034	10,478,575
51,853,805	Series 3969-AB	4.00%		10/15/2033	54,131,691
10,786,637	Series 3982-AZ	3.50%		01/15/2042	10,075,193
54,196,378	Series 3990-ZA	3.50%		01/15/2042	50,843,790
45,643,644	Series 3999-ZB	4.00%		02/15/2042	43,122,038
25,879,868	Series 4016-KZ	4.00%		03/15/2042	24,236,885
36,148,288	Series 4050-BC	2.00%		05/15/2041	33,672,473
64,343,000	Series 4057-ZA	4.00%		06/15/2042	61,195,405
64,107,860	Series 4084-TZ	4.00%		07/15/2042	61,156,686
17,468,823	Series 4097-TG	2.00%		05/15/2039	16,298,918
36,405,432	Series 4097-ZA	3.50%		08/15/2042	32,414,250
97,063,000	Series 4109-GE	4.50%		10/15/2041	102,967,197
68,041,186	Series 4109-KD	3.00%		05/15/2032	70,212,823
5,739,836	Series 4121-AV	3.00%		12/15/2035	5,364,161
92,566,030	Series 4160-HP	2.50%		01/15/2033	92,685,671
26,280,704	Series 4162-ZJ	3.00%		02/15/2033	24,151,941
37,337,931	Series 4174-Z	3.50%		03/15/2043	32,938,029
91,899,008	Series 4179-AZ	4.00%		01/15/2041	87,534,081
23,888,991	Series 4186-ZJ	3.00%		03/15/2033	20,320,996
13,000,000	Series 4189-ML	3.00%		04/15/2038	11,985,240
218,567,919	Series 4212-US	5.21%	# I/F	06/15/2043	177,648,202
97,012,685	Series 4223-US	5.24%	# I/F	07/15/2043	79,893,167
19,375,713	Series 4250-BZ	3.00%		09/15/2033	17,029,876
18,984,865	Series 4267-BZ	4.00%		10/15/2040	18,224,303
196,491,722	Series R003-ZA	5.50%		10/15/2035	217,532,743

	Federal National Mortgage Association,
9,750,000		1.50%		04/09/2018	9,753,110
2,352,941	Series 2002-70-QZ	5.50%		11/25/2032	2,556,583
3,570,403	Series 2002-75-ZG	5.50%		11/25/2032	3,880,433
4,133,150	Series 2003-117-KS	6.95%	# I/F I/O	08/25/2033	415,635
35,099,760	Series 2003-129-ZT	5.50%		01/25/2034	38,735,077
9,524,294	Series 2003-29-ZL	5.00%		04/25/2033	10,219,134
5,278,807	Series 2003-64-ZG	5.50%		07/25/2033	5,728,730
21,619,562	Series 2003-84-PZ	5.00%		09/25/2033	23,351,786
19,500,000	Series 2003-W17-1A7	5.75%		08/25/2033	21,180,734
10,665,027	Series 2004-46-PJ	5.85%	# I/F I/O	03/25/2034	1,292,331
7,813,620	Series 2004-51-XP	7.55%	# I/F I/O	07/25/2034	1,517,979
5,000,000	Series 2004-W10-A6	5.75%		08/25/2034	5,500,575
7,000,000	Series 2004-W4-A5	5.50%		06/25/2034	7,459,270
771,550	Series 2005-107-EG	4.50%		01/25/2026	830,791
2,238,855	Series 2005-37-ZK	4.50%		05/25/2035	2,426,716
20,005,776	Series 2005-87-SE	5.90%	# I/F I/O	10/25/2035	2,686,157
16,269,757	Series 2005-87-SG	6.55%	# I/F I/O	10/25/2035	3,040,598
12,715,601	Series 2006-101-SA	6.43%	# I/F I/O	10/25/2036	1,941,227
5,068,576	Series 2006-123-LI	6.17%	# I/F I/O	01/25/2037	867,985
6,980,560	Series 2006-16-HZ	5.50%		03/25/2036	7,631,748
23,069,819	Series 2006-56-SM	6.60%	# I/F I/O	07/25/2036	3,616,192
25,480,203	Series 2006-60-YI	6.42%	# I/F I/O	07/25/2036	5,302,183
3,686,695	Series 2006-93-SN	6.45%	# I/F I/O	10/25/2036	401,090
11,812,583	Series 2007-109-VZ	5.00%		10/25/2035	13,520,777
3,899,398	Series 2007-116-BI	6.10%	# I/F I/O	05/25/2037	564,945
23,616,881	Series 2007-14-PS	6.66%	# I/F I/O	03/25/2037	3,279,053
738,041	Series 2007-2-SH	32.08%	# I/F	08/25/2036	870,086
9,734,939	Series 2007-30-OI	6.29%	# I/F I/O	04/25/2037	1,470,435
3,253,261	Series 2007-30-SI	5.96%	# I/F I/O	04/25/2037	396,650
11,521,959	Series 2007-32-SG	5.95%	# I/F I/O	04/25/2037	1,491,133
9,645,594	Series 2007-57-SX	6.47%	# I/F I/O	10/25/2036	1,569,447
15,056,555	Series 2007-60-VZ	6.00%		07/25/2037	16,973,585
9,154,371	Series 2007-71-GZ	6.00%		07/25/2047	10,296,049
10,665,237	Series 2007-75-ID	5.72%	# I/F I/O	08/25/2037	1,482,315
2,435,901	Series 2007-93-SB	4.00%	# I/F I/O	01/25/2036	70,444
6,060,955	Series 2007-9-SD	6.50%	# I/F I/O	03/25/2037	726,453
4,903,136	Series 2008-27-B	5.50%		04/25/2038	5,321,847
14,229,371	Series 2008-29-ZA	4.50%		04/25/2038	15,255,330
22,551,974	Series 2008-48-BE	5.00%		06/25/2034	24,433,429
6,923,186	Series 2008-48-SD	5.85%	# I/F I/O	06/25/2037	785,834
6,590,482	Series 2008-53-LI	6.00%	# I/F I/O	07/25/2038	642,909
7,707,674	Series 2008-57-SE	5.85%	# I/F I/O	02/25/2037	883,926
4,658,982	Series 2008-5-MS	6.10%	# I/F I/O	02/25/2038	608,891
5,924,467	Series 2008-61-SC	5.85%	# I/F I/O	07/25/2038	697,820

24	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association, (Cont.)
$5,844,050	Series 2008-62-SC	5.85%	# I/F I/O	07/25/2038	738,877
8,546,060	Series 2008-65-SA	5.85%	# I/F I/O	08/25/2038	1,083,751
12,530,667	Series 2008-81-LP	5.50%		09/25/2038	13,599,282
31,173,390	Series 2009-106-EZ	4.50%		01/25/2040	32,136,881
9,238,727	Series 2009-111-SE	6.10%	# I/F I/O	01/25/2040	1,304,063
2,144,339	Series 2009-16-MZ	5.00%		03/25/2029	2,317,742
19,593,090	Series 2009-42-SI	5.85%	# I/F I/O	06/25/2039	2,216,596
9,392,279	Series 2009-42-SX	5.85%	# I/F I/O	06/25/2039	1,072,615
8,493,099	Series 2009-47-SA	5.95%	# I/F I/O	07/25/2039	1,161,890
3,502,276	Series 2009-48-WS	5.80%	# I/F I/O	07/25/2039	397,037
18,779,584	Series 2009-49-S	6.60%	# I/F I/O	07/25/2039	2,618,650
3,591,805	Series 2009-51-BZ	4.50%		07/25/2039	3,767,340
5,022,550	Series 2009-54-EZ	5.00%		07/25/2039	5,437,498
8,028,509	Series 2009-70-SA	5.65%	# I/F I/O	09/25/2039	862,830
10,000,000	Series 2009-80-PM	4.50%		10/25/2039	10,521,715
13,222,894	Series 2009-83-Z	4.50%		10/25/2039	13,659,719
33,928,348	Series 2009-85-ES	7.08%	# I/F I/O	01/25/2036	6,451,340
41,847,826	Series 2009-85-JS	6.60%	# I/F I/O	10/25/2039	7,716,806
11,440,393	Series 2009-90-IB	5.57%	# I/F I/O	04/25/2037	1,208,013
5,877,443	Series 2009-94-BC	5.00%		11/25/2039	6,337,882
36,139,332	Series 2010-101-SA	4.33%	# I/F I/O	09/25/2040	3,648,139
20,376,209	Series 2010-101-ZC	4.50%		09/25/2040	21,606,891
57,556,594	Series 2010-101-ZH	4.50%		07/25/2040	60,941,814
18,162,030	Series 2010-10-SA	6.20%	# I/F I/O	02/25/2040	2,661,086
9,569,604	Series 2010-10-ZA	4.50%		02/25/2040	9,955,336
5,736,314	Series 2010-111-S	5.80%	# I/F I/O	10/25/2050	566,380
12,614,416	Series 2010-116-Z	4.00%		10/25/2040	13,227,035
11,348,354	Series 2010-117-SA	4.35%	# I/F I/O	10/25/2040	1,037,546
18,711,252	Series 2010-120-KD	4.00%		10/25/2040	19,179,332
72,328,030	Series 2010-121-SD	4.35%	# I/F I/O	10/25/2040	6,675,978
242,685	Series 2010-126-SU	53.30%	# I/F	11/25/2040	855,266
178,693	Series 2010-126-SX	14.54%	# I/F	11/25/2040	239,977
12,585,859	Series 2010-128-HZ	4.00%		11/25/2040	13,058,797
12,941,090	Series 2010-132-Z	4.50%		11/25/2040	13,774,251
88,008	Series 2010-137-VS	14.54%	# I/F	12/25/2040	111,286
6,470,000	Series 2010-142-AV	4.00%		11/25/2029	6,738,715
17,561,769	Series 2010-142-AZ	4.00%		12/25/2040	17,817,767
30,741,720	Series 2010-150-ZA	4.00%		01/25/2041	30,840,462
4,674,000	Series 2010-153-VB	4.00%		05/25/2027	4,867,116
33,518,408	Series 2010-16-SA	5.30%	# I/F I/O	03/25/2040	4,296,423
3,362,383	Series 2010-21-DZ	5.00%		03/25/2040	3,736,810
8,542,012	Series 2010-21-KS	4.80%	# I/F I/O	03/25/2040	829,147
3,546,129	Series 2010-2-GS	6.30%	# I/F I/O	12/25/2049	475,221
8,980,289	Series 2010-2-MS	6.10%	# I/F I/O	02/25/2050	1,117,364
16,852,930	Series 2010-31-SA	4.85%	# I/F I/O	04/25/2040	1,433,797
21,358,206	Series 2010-31-VZ	4.00%		04/25/2040	22,400,604
18,000,375	Series 2010-34-PS	4.78%	# I/F I/O	04/25/2040	1,813,264
4,378,356	Series 2010-35-ES	6.30%	# I/F I/O	04/25/2040	483,619
6,667,276	Series 2010-35-SV	6.30%	# I/F I/O	04/25/2040	878,355
6,846,861	Series 2010-46-MS	4.80%	# I/F I/O	05/25/2040	716,092
23,092,464	Series 2010-49-ZW	4.50%		05/25/2040	24,981,000
7,255,478	Series 2010-4-SK	6.08%	# I/F I/O	02/25/2040	1,117,172
4,736,837	Series 2010-58-ES	12.07%	# I/F	06/25/2040	5,341,486
18,311,250	Series 2010-59-MS	5.62%	# I/F I/O	06/25/2040	2,168,561
43,567,238	Series 2010-59-PS	6.30%	# I/F I/O	03/25/2039	6,329,675
21,986,433	Series 2010-59-SC	4.85%	# I/F I/O	01/25/2040	2,393,964
5,844,614	Series 2010-60-VZ	5.00%		10/25/2039	6,167,354
3,164,754	Series 2010-61-EL	4.50%		06/25/2040	3,283,442
13,181,260	Series 2010-64-EZ	5.00%		06/25/2040	14,402,404
38,571,021	Series 2010-76-ZK	4.50%		07/25/2040	42,060,561
21,959,249	Series 2010-79-CZ	4.00%		07/25/2040	22,721,653
34,563,770	Series 2010-79-VZ	4.50%		07/25/2040	37,754,109
18,475,840	Series 2010-84-ZC	4.50%		08/25/2040	19,026,965
36,951,601	Series 2010-84-ZD	4.50%		08/25/2040	38,053,849
38,778,028	Series 2010-84-ZG	4.50%		08/25/2040	40,378,145
4,858,674	Series 2010-90-SA	5.70%	# I/F I/O	08/25/2040	519,757
6,561,298	Series 2010-94-Z	4.50%		08/25/2040	7,001,164
8,668,587	Series 2010-99-SG	24.23%	# I/F	09/25/2040	14,044,973
10,887,121	Series 2010-9-DS	5.15%	# I/F I/O	02/25/2040	1,209,464
31,198,942	Series 2011-106-LZ	3.50%		10/25/2041	29,450,382
520,021	Series 2011-110-LS	9.79%	# I/F	11/25/2041	547,548
7,502,914	Series 2011-111-EZ	5.00%		11/25/2041	8,192,968
15,418,425	Series 2011-111-VZ	4.00%		11/25/2041	15,752,041
30,000,000	Series 2011-131-PB	4.50%		12/25/2041	32,574,105
29,500,000	Series 2011-16-AL	3.50%		03/25/2031	29,072,280

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association, (Cont.)
$38,800,000	Series 2011-17-NY	3.50%		03/25/2031	38,355,624
6,567,223	Series 2011-17-SA	6.32%	# I/F I/O	03/25/2041	842,415
11,000,000	Series 2011-25-KY	3.00%		04/25/2026	10,933,505
4,744,126	Series 2011-27-BS	8.69%	# I/F	04/25/2041	4,728,295
56,000,000	Series 2011-29-AL	3.50%		04/25/2031	55,167,924
17,021,993	Series 2011-2-GZ	4.00%		02/25/2041	17,085,128
10,000,000	Series 2011-2-VD	4.00%		07/25/2027	10,377,010
19,620,473	Series 2011-36-VZ	4.50%		05/25/2041	20,932,730
27,914,517	Series 2011-37-Z	4.50%		05/25/2041	29,841,875
7,480,796	Series 2011-38-BZ	4.00%		05/25/2041	7,600,078
8,748,233	Series 2011-39-CB	3.00%		05/25/2026	8,663,078
18,085,671	Series 2011-40-LZ	4.50%		05/25/2041	19,412,426
24,904,559	Series 2011-42-MZ	4.50%		05/25/2041	26,713,414
16,823,690	Series 2011-45-ZA	4.00%		05/25/2031	16,418,979
26,918,181	Series 2011-45-ZB	4.50%		05/25/2041	28,841,148
11,000,000	Series 2011-48-SC	8.89%	# I/F	06/25/2041	11,009,552
29,562,362	Series 2011-58-SA	6.40%	# I/F I/O	07/25/2041	5,032,247
6,626,629	Series 2011-59-MA	4.50%		07/25/2041	7,114,750
13,969,748	Series 2011-60-EL	3.00%		07/25/2026	13,703,184
16,741,108	Series 2011-63-ZE	4.00%		08/25/2038	17,595,692
62,219,287	Series 2011-64-DB	4.00%		07/25/2041	64,821,920
12,000,000	Series 2011-74-KL	5.00%		06/25/2040	13,274,130
22,919,018	Series 2011-77-Z	3.50%		08/25/2041	21,531,787
21,787,531	Series 2011-8-AV	4.00%		01/25/2030	22,522,119
22,376,736	Series 2011-99-CZ	4.50%		10/25/2041	23,243,443
101,956,880	Series 2011-99-DZ	5.00%		10/25/2041	114,124,618
10,887,478	Series 2012-104-Z	3.50%		09/25/2042	9,337,678
19,861,225	Series 2012-111-LB	3.50%		05/25/2041	20,171,666
87,265,199	Series 2012-111-MJ	4.00%		04/25/2042	90,187,318
47,780,594	Series 2012-114-DC	2.00%		08/25/2039	46,963,880
172,346,089	Series 2012-122-AD	2.00%		02/25/2040	165,724,983
117,641,353	Series 2012-122-DB	3.00%		11/25/2042	115,488,928
126,332,265	Series 2012-125-LA	3.00%		11/25/2042	126,195,763
17,370,079	Series 2012-133-PB	6.50%		04/25/2042	19,790,512
90,226,845	Series 2012-144-PT	4.43%	#	11/25/2049	92,486,757
9,237,404	Series 2012-14-BZ	4.00%		03/25/2042	9,093,375
20,024,331	Series 2012-15-PZ	4.00%		03/25/2042	19,282,049
16,132,901	Series 2012-20-ZT	3.50%		03/25/2042	14,652,272
48,741,433	Series 2012-30-DZ	4.00%		04/25/2042	47,656,912
40,076,290	Series 2012-31-Z	4.00%		04/25/2042	39,213,347
25,492,001	Series 2012-63-EB	2.00%		08/25/2040	25,164,327
28,792,936	Series 2012-74-Z	4.00%		07/25/2042	27,004,132
21,420,041	Series 2012-86-ZC	3.50%		08/25/2042	19,114,088
29,843,729	Series 2012-96-VZ	3.50%		09/25/2042	25,764,002
79,112,222	Series 2012-98-BG	4.50%		08/25/2040	84,198,070
110,838,109	Series 2012-99-QE	3.00%		09/25/2042	110,839,716
25,050,781	Series 2013-41-ZH	3.00%		05/25/2033	21,275,972
19,292,416	Series 2013-51-HS	5.21%	# I/F	04/25/2043	14,262,254
11,340,851	Series 2013-53-AB	1.50%		03/25/2028	10,734,615
9,845,905	Series 2013-58-SC	5.77%	# I/F	06/25/2043	7,858,144
9,339,977	Series 2013-6-ZH	1.50%		02/25/2043	6,838,603
116,687,348	Series 2013-81-ZQ	3.00%		08/25/2043	98,841,302
29,286,307	Series 400-S4	5.30%	# I/F I/O	11/25/2039	3,923,043
173,435,277	Series 412-A3	3.00%		08/25/2042	165,781,011

	Federal National Mortgage Association Pass-Thru,
29,010,988	Pool 555743	5.00%		09/01/2033	31,862,062
31,227,766	Pool 735141	5.50%		01/01/2035	34,771,321
11,562,554	Pool 735230	5.50%		02/01/2035	12,876,369
21,653,059	Pool 735382	5.00%		04/01/2035	23,675,271
36,012,597	Pool 735402	5.00%		04/01/2035	39,372,323
25,590,350	Pool 735484	5.00%		05/01/2035	27,984,242
9,470,382	Pool 735667	5.00%		07/01/2035	10,369,456
8,393,787	Pool 735893	5.00%		10/01/2035	9,170,588
21,090,030	Pool 745275	5.00%		02/01/2036	23,032,506
3,160,541	Pool 745571	4.00%		01/01/2019	3,346,745
987,624	Pool 888695	5.00%		08/01/2037	1,076,697
3,788,727	Pool 888968	5.00%		08/01/2035	4,146,494
12,137,886	Pool 889509	6.00%		05/01/2038	13,521,730
27,696,274	Pool 889662	6.00%		06/01/2038	30,849,751
4,303,393	Pool 929321	5.50%		03/01/2038	4,751,751
2,426,275	Pool 931104	5.00%		05/01/2039	2,639,141
2,260,794	Pool 961410	6.00%		01/01/2038	2,518,206
802,787	Pool 975116	5.00%		05/01/2038	875,190
7,280,605	Pool 982036	6.00%		05/01/2038	8,109,569

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2014	25

Schedule of Investments  DoubleLine Total Return Bond Fund  (Cont.)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Federal National Mortgage Association Pass-Thru, (Cont.)
$10,822,501	Pool 985190	6.00%	08/01/2038	12,054,743
4,664,666	Pool 986864	6.50%	08/01/2038	5,251,078
5,408,349	Pool 987316	6.50%	09/01/2038	6,070,249
19,801,372	Pool 995070	5.50%	08/01/2037	22,051,072
73,886,840	Pool 995112	5.50%	07/01/2036	82,290,423
37,766,342	Pool 995203	5.00%	07/01/2035	41,334,917
3,464,637	Pool 995581	6.00%	01/01/2039	3,860,654
64,944,064	Pool 995849	5.00%	08/01/2036	71,012,372
45,397,337	Pool AB2123	4.00%	01/01/2031	47,936,241
1,058,419	Pool AB2370	4.50%	09/01/2035	1,116,810
7,327,871	Pool AB3713	4.00%	10/01/2031	7,731,891
23,613,173	Pool AB3796	3.50%	11/01/2031	24,305,751
13,342,494	Pool AB3850	4.00%	11/01/2041	13,752,261
28,921,283	Pool AB3923	4.00%	11/01/2041	29,809,507
70,443,048	Pool AB4167	3.50%	01/01/2032	72,509,592
70,654,509	Pool AB4261	3.50%	01/01/2032	72,832,246
13,593,158	Pool AB5084	3.50%	05/01/2032	14,011,934
26,913,430	Pool AB5156	3.50%	05/01/2032	27,740,304
44,357,510	Pool AB5212	3.50%	05/01/2032	45,727,751
19,343,777	Pool AB5243	4.00%	05/01/2042	19,937,887
60,770,295	Pool AB5911	3.00%	08/01/2032	60,687,243
25,433,099	Pool AB6349	3.00%	10/01/2032	25,398,191
72,908,136	Pool AB6750	3.00%	10/01/2032	72,808,295
36,108,336	Pool AB6751	3.00%	10/01/2032	36,058,779
140,787,771	Pool AB7077	3.00%	11/01/2042	136,326,934
116,014,891	Pool AB7344	3.00%	12/01/2032	115,855,691
47,107,270	Pool AB7776	3.00%	02/01/2043	45,123,134
28,058,612	Pool AB8418	3.00%	02/01/2033	28,020,099
42,801,291	Pool AB8520	3.00%	02/01/2033	42,742,540
43,941,908	Pool AB8703	3.00%	03/01/2038	43,016,718
24,199,468	Pool AB8858	3.00%	04/01/2033	24,166,247
35,831,988	Pool AB9020	3.00%	04/01/2038	35,077,551
37,787,563	Pool AB9197	3.00%	05/01/2033	37,735,730
117,005,424	Pool AB9406	3.00%	05/01/2033	116,845,307
24,758,080	Pool AB9409	3.00%	05/01/2033	24,724,091
1,311,279	Pool AC1032	5.00%	06/01/2040	1,410,251
73,793,976	Pool AD0189	5.50%	02/01/2039	82,121,266
32,141,010	Pool AD0500	5.50%	09/01/2036	35,775,608
1,714,674	Pool AD2177	4.50%	06/01/2030	1,840,031
3,506,350	Pool AD6438	5.00%	06/01/2040	3,840,159
483,356	Pool AD7018	5.00%	04/01/2040	519,909
2,428,734	Pool AD7859	5.00%	06/01/2040	2,653,309
4,834,032	Pool AH1140	4.50%	12/01/2040	5,100,755
19,817,002	Pool AH4437	4.00%	01/01/2041	20,425,359
4,821,577	Pool AH7309	4.00%	02/01/2031	5,091,672
25,515,282	Pool AH9323	4.00%	04/01/2026	27,086,450
3,811,180	Pool AI8889	4.00%	08/01/2041	3,927,695
18,549,234	Pool AI9831	4.00%	09/01/2041	19,120,284
6,074,724	Pool AJ1265	4.00%	09/01/2041	6,261,728
7,821,648	Pool AJ1399	4.00%	09/01/2041	8,062,268
25,914,040	Pool AJ1467	4.00%	10/01/2041	26,710,825
12,298,441	Pool AJ3392	4.00%	10/01/2041	12,677,776
8,103,226	Pool AJ3854	4.00%	10/01/2041	8,353,345
86,858,394	Pool AJ4118	4.00%	11/01/2041	89,518,938
22,046,452	Pool AJ4131	4.00%	10/01/2041	22,726,721
6,671,862	Pool AJ5172	4.00%	11/01/2041	6,877,349
39,412,404	Pool AJ7677	3.50%	12/01/2041	39,320,559
9,473,772	Pool AJ8334	4.00%	12/01/2041	9,765,526
72,149,743	Pool AK0713	3.50%	01/01/2032	74,267,350
22,836,294	Pool AK4039	4.00%	02/01/2042	23,534,742
16,157,687	Pool AK4763	4.00%	02/01/2042	16,657,394
19,100,123	Pool AK9438	4.00%	03/01/2042	19,688,762
27,077,102	Pool AK9439	4.00%	03/01/2042	27,912,881
4,144,491	Pool AK9446	4.50%	03/01/2042	4,372,588
24,189,133	Pool AL1485	6.00%	01/01/2040	27,019,082
12,187,556	Pool AL1548	6.00%	07/01/2039	13,628,291
24,471,489	Pool AL1554	6.00%	01/01/2040	27,348,305
48,199,727	Pool AL1690	6.00%	05/01/2041	53,687,712
69,918,180	Pool AL1744	6.00%	10/01/2040	77,934,555
21,649,774	Pool AL1745	6.00%	03/01/2040	24,114,801
23,733,772	Pool AL1793	6.00%	01/01/2041	26,442,703
141,363,627	Pool AL3038	3.00%	01/01/2033	141,169,669
183,848,027	Pool AL3699	3.00%	06/01/2043	176,113,917
93,565,276	Pool AL3883	3.00%	07/01/2043	89,630,166
11,775,840	Pool AL4292	4.50%	04/01/2026	12,670,932

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association Pass-Thru, (Cont.)
$79,314,664	Pool AO2980	4.00%		05/01/2042	81,736,494
128,659,371	Pool AP4787	3.50%		09/01/2042	128,358,219
125,310,905	Pool AP4789	3.50%		09/01/2042	125,017,531
7,080,262	Pool MA0264	4.50%		12/01/2029	7,594,078
138,547	Pool MA0315	4.50%		01/01/2025	142,746
27,862,468	Pool MA0353	4.50%		03/01/2030	30,220,258
6,307,812	Pool MA0406	4.50%		05/01/2030	6,816,295
582,875	Pool MA0445	5.00%		06/01/2040	626,901
2,232,209	Pool MA0459	4.00%		07/01/2020	2,363,334
1,742,513	Pool MA0468	5.00%		07/01/2040	1,864,856
7,132,067	Pool MA0502	4.00%		08/01/2020	7,551,760
3,082,804	Pool MA0517	4.00%		09/01/2020	3,267,162
8,353,704	Pool MA0534	4.00%		10/01/2030	8,817,474
18,602,483	Pool MA0536	4.00%		10/01/2020	19,698,447
22,260,765	Pool MA0580	4.00%		11/01/2020	23,571,182
1,672,773	Pool MA0587	4.00%		12/01/2030	1,766,139
41,842,227	Pool MA0616	4.00%		01/01/2031	44,180,395
19,398,276	Pool MA0896	4.00%		11/01/2041	19,994,697
277,611,408	Pool MA0919	3.50%		12/01/2031	285,729,340
118,120,769	Pool MA0949	3.50%		01/01/2032	121,579,734
136,673,350	Pool MA0976	3.50%		02/01/2032	140,885,659
66,560,481	Pool MA1010	3.50%		03/01/2032	68,613,839
20,565,816	Pool MA1039	3.50%		04/01/2042	20,517,928
88,349,536	Pool MA1059	3.50%		05/01/2032	91,074,057
12,573,653	Pool MA1068	3.50%		05/01/2042	12,544,285
193,753,894	Pool MA1084	3.50%		06/01/2032	199,750,189
28,940,376	Pool MA1093	3.50%		06/01/2042	28,872,666
29,857,198	Pool MA1094	4.00%		06/01/2042	30,768,286
114,696,363	Pool MA1107	3.50%		07/01/2032	118,246,050
272,628,056	Pool MA1117	3.50%		07/01/2042	271,989,934
315,335,495	Pool MA1136	3.50%		08/01/2042	314,597,446
75,299,392	Pool MA1138	3.50%		08/01/2032	77,629,897
86,641,515	Pool MA1179	3.50%		09/01/2042	86,438,709
15,047,097	Pool MA1201	3.50%		10/01/2032	15,512,773
195,444,934	Pool MA1209	3.50%		10/01/2042	194,987,556
444,240,506	Pool MA1237	3.00%		11/01/2032	443,632,256
11,886,177	Pool MA1242	3.50%		11/01/2042	11,858,353
338,124,967	Pool MA1275	3.00%		12/01/2032	337,661,722
45,412,822	Pool MA1338	3.00%		02/01/2033	45,350,553
177,758,362	Pool MA1366	3.00%		03/01/2033	177,514,844
108,071,246	Pool MA1401	3.00%		04/01/2033	107,923,125
195,214,067	Pool MA1459	3.00%		06/01/2033	194,947,410
24,048,269	Pool MA1490	3.00%		07/01/2033	24,015,425
22,146,887	Pool MA3894	4.00%		09/01/2031	23,384,540

	Government National Mortgage Association,
14,700,000	Series 2003-67-SP	6.94%	# I/F I/O	08/20/2033	4,552,910
14,438,015	Series 2003-86-ZK	5.00%		10/20/2033	15,815,734
6,452,555	Series 2004-49-Z	6.00%		06/20/2034	7,240,657
6,500,000	Series 2004-80-PH	5.00%		07/20/2034	6,987,081
15,147,223	Series 2004-83-CS	5.92%	# I/F I/O	10/20/2034	2,231,846
3,133,693	Series 2005-21-Z	5.00%		03/20/2035	3,497,252
20,510,475	Series 2005-39-ZB	5.00%		07/20/2034	22,369,719
952,610	Series 2006-24-CX	38.82%	# I/F	05/20/2036	1,997,217
24,352,299	Series 2007-26-SJ	4.53%	# I/F I/O	04/20/2037	2,324,400
10,893,239	Series 2008-2-SM	6.35%	# I/F I/O	01/16/2038	1,732,771
19,887,344	Series 2008-42-AI	7.54%	# I/F I/O	05/16/2038	3,492,247
9,845,499	Series 2008-43-SH	6.18%	# I/F I/O	05/20/2038	1,536,989
11,198,054	Series 2008-51-SC	6.09%	# I/F I/O	06/20/2038	1,753,838
6,554,768	Series 2008-51-SE	6.10%	# I/F I/O	06/16/2038	956,896
4,428,440	Series 2008-82-SM	5.89%	# I/F I/O	09/20/2038	633,388
6,861,114	Series 2008-83-SD	6.41%	# I/F I/O	11/16/2036	1,247,723
14,578,414	Series 2009-106-VZ	4.50%		11/20/2039	15,283,535
12,932,267	Series 2009-10-NS	6.50%	# I/F I/O	02/16/2039	2,113,041
7,690,893	Series 2009-24-SN	5.94%	# I/F I/O	09/20/2038	1,004,961
18,651,186	Series 2009-32-ZE	4.50%		05/16/2039	19,578,579
68,335,295	Series 2009-35-DZ	4.50%		05/20/2039	73,001,194
6,062	Series 2009-41-ZQ	4.50%		06/16/2039	5,422
12,896,531	Series 2009-48-Z	5.00%		06/16/2039	14,185,043
3,537,160	Series 2009-50-KP	4.50%		06/20/2039	3,774,686
10,730,335	Series 2009-69-TS	6.05%	# I/F I/O	04/16/2039	1,456,048
9,791,971	Series 2009-75-GZ	4.50%		09/20/2039	10,354,657
15,110,735	Series 2009-87-IG	6.58%	# I/F I/O	03/20/2037	1,886,315
1,047,800	Series 2010-166-SJ	9.49%	# I/F	12/20/2040	1,064,641
28,671,864	Series 2010-1-SA	5.60%	# I/F I/O	01/16/2040	3,492,250

26	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2014

PRINCIPAL AMOUNT / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Government National Mortgage Association, (Cont.)
$3,082,284	Series 2010-25-ZB	4.50%		02/16/2040	3,052,153
85,096,402	Series 2010-26-QS	6.09%	# I/F I/O	02/20/2040	16,149,850
12,767,000	Series 2010-42-AY	5.00%		11/20/2039	13,735,396
19,664,444	Series 2010-42-ES	5.52%	# I/F I/O	04/20/2040	3,207,157
6,465,426	Series 2010-61-AS	6.39%	# I/F I/O	09/20/2039	907,024
57,878,584	Series 2010-62-SB	5.59%	# I/F I/O	05/20/2040	9,386,575
8,181,418	Series 2010-62-ZG	5.50%		05/16/2040	9,202,958
2,043,224	Series 2011-12-PO	0.00%	P/O	12/20/2040	1,347,522
7,833,334	Series 2011-18-SN	9.19%	# I/F	12/20/2040	7,914,497
8,333,334	Series 2011-18-YS	9.19%	# I/F	12/20/2040	8,658,332
11,399,729	Series 2011-51-UZ	4.50%		04/20/2041	12,088,307
10,084,833	Series 2011-69-OC	0.00%	P/O	05/20/2041	8,552,299
81,829,328	Series 2011-69-SB	5.19%	# I/F I/O	05/20/2041	11,013,786
23,698,941	Series 2011-71-ZA	4.50%		02/20/2041	25,099,477
30,978,580	Series 2011-72-AS	5.22%	# I/F I/O	05/20/2041	4,084,039
30,028,685	Series 2011-72-DO	0.00%	P/O	03/16/2033	29,103,435
22,186,754	Series 2011-72-SK	5.99%	# I/F I/O	05/20/2041	3,004,530
26,971,235	Series 2012-105-SE	6.04%	# I/F I/O	01/20/2041	3,956,969
39,164,097	Series 2012-52-PN	2.00%		12/20/2039	37,225,161

	Total US Government / Agency Mortgage Backed Obligations (Cost $15,665,093,578)				15,596,457,078

US GOVERNMENT BONDS AND NOTES 6.0%
1,325,000,000	United States Treasury Notes	1.63%		11/15/2022	1,226,349,775
700,000,000	United States Treasury Notes	2.00%		02/15/2023	665,791,898

	Total US Government Bonds and Notes (Cost $1,992,567,906)				1,892,141,673

SHORT TERM INVESTMENTS 5.6%
247,820,481	BlackRock Institutional Liquidity Funds FedFund Portfolio	0.01%	♦		247,820,481
100,000,000	Federal Home Loan Discount Note	0.00%		04/10/2014	99,999,125
100,000,000	Federal Home Loan Discount Note	0.00%		04/21/2014	99,996,966
99,000,000	Federal Home Loan Discount Note	0.00%		04/23/2014	98,997,278

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
100,000,000	Federal Home Loan Discount Note	0.00%		04/24/2014	99,996,806
100,000,000	Federal Home Loan Discount Note	0.00%		05/07/2014	99,994,000
100,000,000	Federal Home Loan Discount Note	0.00%		05/12/2014	99,994,306
100,000,000	Federal Home Loan Discount Note	0.00%		05/14/2014	99,992,236
100,000,000	Federal Home Loan Discount Note	0.00%		05/23/2014	99,990,322
50,000,000	Federal Home Loan Discount Note	0.00%		06/20/2014	49,997,800
50,000,000	Federal Home Loan Discount Note	0.00%		06/25/2014	49,997,649
25,000,000	Federal Home Loan Discount Note	0.00%		07/23/2014	24,997,648
100,000,000	Federal Home Loan Discount Note	0.00%		09/03/2014	99,982,800
247,820,481	Fidelity Institutional Government Portfolio	0.01%	♦		247,820,481
247,820,481	Morgan Stanley Institutional Liquidity Funds	0.04%	♦		247,820,481

	Total Short Term Investments (Cost $1,767,362,750)				1,767,398,379

	Total Investments 100.3% (Cost $31,651,057,598)				31,783,036,403
	Liabilities in Excess of Other Assets (0.3)%				(80,951,510)

	NET ASSETS 100.0%				$31,702,084,893

SECURITY TYPE BREAKDOWN as % of Net Assets
US Government / Agency Mortgage Backed Obligations	49.2%
Non-Agency Residential Collateralized Mortgage Obligations	29.9%
Short Term Investments	5.6%
Non-Agency Commercial Mortgage Backed Obligations	6.6%
US Government Bonds and Notes	6.0%
Collateralized Loan Obligations	3.0%
Other Assets and Liabilities	(0.3)%

100.0%

#	Variable rate security. Rate disclosed as of March 31, 2014.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by DoubleLine Capital LP (the “Adviser”), unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2014, the value of these securities amounted to $3,446,913,890 or 10.9% of net assets.

I/O	Interest only security

P/O	Principal only security

I/F	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates

♦	Seven-day yield as of March 31, 2014

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2014	27

Schedule of Investments  DoubleLine Core Fixed Income Fund

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
COLLATERALIZED LOAN OBLIGATIONS 3.1%

	ALM Loan Funding,
$1,000,000	Series 2011-4A-C	2.99%	#^	07/18/2022	1,000,093

	ARES Ltd.,
1,500,000	Series 2012-2A-D	4.94%	#^	10/12/2023	1,507,171
2,000,000	Series 2013-1A-D	3.99%	#^	04/15/2025	1,961,334

	BlueMountain Ltd.,
1,500,000	Series 2012-1A-E	5.74%	#^	07/20/2023	1,484,705

	Brookside Mill Ltd.,
1,250,000	Series 2013-1A-C1	2.94%	#^	04/17/2025	1,234,555
2,250,000	Series 2013-1A-D	3.29%	#^	04/17/2025	2,125,467
1,250,000	Series 2013-1A-E	4.64%	#^	04/17/2025	1,149,731

	Cent Ltd.,
2,000,000	Series 2013-18A-D	3.69%	#^	07/23/2025	1,942,654
1,500,000	Series2013-18A-E	4.84%	#^	07/23/2025	1,376,015

	Centurion Ltd.,
2,000,000	Series 2005-8X-B2	1.24%	#	03/08/2017	1,972,650

	Chatham Light Ltd.,
1,500,000	Series 2005-2A-C	1.94%	#^	08/03/2019	1,488,617

	Dryden Senior Loan Fund,
2,000,000	Series 2012-24A-D	4.99%	#^	11/15/2023	2,009,676

	Four Corners Ltd.,
2,000,000	Series 2006-3A-D	1.74%	#^	07/22/2020	1,938,857

	Galaxy Ltd.,
1,000,000	Series 2013-15A-B	2.09%	#^	04/15/2025	984,394
1,000,000	Series 2013-15A-C	2.84%	#^	04/15/2025	979,846
1,000,000	Series 2013-15A-D	3.64%	#^	04/15/2025	973,938

	GLG Ore Hill Ltd.,
250,000	Series 2013-1A-A	1.36%	#^	07/15/2025	244,993

	GoldenTree Loan Opportunities Ltd.,
760,000	Series 2007-4A-D	4.49%	#^	08/18/2022	756,517
2,000,000	Series 2012-6A-D	4.44%	#^	04/17/2022	2,004,834

	LCM LP,
2,000,000	Series 10A-D	4.84%	#^	04/15/2022	2,009,970
1,000,000	Series10X-A	1.72%	#	04/15/2022	1,001,516
2,000,000	Series11A-D2	4.19%	#^	04/19/2022	2,001,527
1,000,000	Series 12A-E	5.99%	#^	10/19/2022	998,058

	Magnetite Ltd.,
1,500,000	Series 2012-7A-D	5.49%	#^	01/15/2025	1,459,331

	Nomad Ltd.,
1,500,000	Series 2013-1A-B	3.19%	#^	01/15/2025	1,495,314
1,500,000	Series 2013-1A-C	3.74%	#^	01/15/2025	1,464,544

	OCP Ltd.,
2,000,000	Series 2013-3A-B	2.99%	#^	01/17/2025	1,964,787

	Octagon Investment Partners Ltd.,
2,000,000	Series 2013-1A-D	3.59%	#^	07/17/2025	1,939,244
2,000,000	Series 2013-1A-E	4.74%	#^	07/17/2025	1,853,430

	OHA Intrepid Leverage Loan Fund Ltd.,
2,000,000	Series 2011-1AR-DR	3.29%	#^	04/20/2021	2,001,112

	Race Point Ltd.,
1,000,000	Series 2013-8A-B	2.13%	#^	02/20/2025	980,515

	Saturn Ltd.,
500,000	Series 2007-1A-D	4.24%	#^	05/13/2022	472,274

	Venture Ltd.,
500,000	Series 2012-10A-C	3.49%	#^	07/20/2022	499,638
2,000,000	Series 2012-10A-D	4.44%	#^	07/20/2022	2,004,964

	WhiteHorse Ltd.,
2,000,000	Series 2006-1A-B1L	2.09%	#^	05/01/2018	1,985,027

	Wind River Ltd.,
3,000,000	Series 2013-1A-C	3.64%	#^	04/20/2025	2,850,915

	Total Collateralized Loan Obligations (Cost $53,836,970)				54,118,213

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN CORPORATE BONDS 17.2%
$700,000	AES Andres Dominicana Ltd.	9.50%	^	11/12/2020	748,125
4,300,000	AES Andres Dominicana Ltd.	9.50%		11/12/2020	4,595,625
500,000	AES El Salvador Trust	6.75%		03/28/2023	467,500
3,700,000	Alfa Bond Issuance	7.50%		09/26/2019	3,737,000
1,500,000	Alpek S.A. de C.V.	5.38%	^	08/08/2023	1,552,500
2,100,000	Anadolu Efes Biracilik Ve Malt Sanayii A.S.	3.38%	^	11/01/2022	1,752,450
4,750,000	Australia and New Zealand Banking Group Ltd.	4.88%	^	01/12/2021	5,258,868
1,500,000	Automotores Gildemeister S.A.	8.25%		05/24/2021	1,125,000
800,000	B Communications Ltd.	7.38%	^	02/15/2021	844,000
2,600,000	Banco Davivienda S.A.	5.88%		07/09/2022	2,567,500
4,100,000	Banco de Bogota S.A.	5.38%		02/19/2023	4,105,125
2,500,000	Banco de Bogota S.A.	5.38%	^	02/19/2023	2,503,125
1,000,000	Banco de Credito del Peru	6.13%	#^	04/24/2027	1,042,500
350,000	Banco de Credito del Peru	9.75%	#	11/06/2069	413,875
503,000	Banco de Credito del Peru	9.75%	#^	11/06/2069	594,797
3,000,000	Banco do Brasil S.A.	8.50%	#†	10/20/2020	3,405,000
2,000,000	Banco do Brasil S.A.	5.88%		01/19/2023	2,027,500
150,000	Banco GNB Sudameris S.A.	3.88%		05/02/2018	145,688
1,800,000	Banco GNB Sudameris S.A.	7.50%		07/30/2022	1,863,000
2,000,000	Banco International del Peru S.A.A.	6.63%	#^	03/19/2029	2,022,500
1,695,000	Banco International del Peru S.A.A.	8.50%	#	04/23/2070	1,817,888
400,000	Banco Regional SAECA	8.13%	^	01/24/2019	430,000
5,300,000	Bancolombia S.A.	6.13%		07/26/2020	5,637,610
5,250,000	Bank Of Montreal	1.40%		09/11/2017	5,228,281
1,250,000	Bantrab Senior Trust	9.00%		11/14/2020	1,210,000
2,800,000	BBVA Bancomer S.A.	6.50%		03/10/2021	3,041,500
2,307,000	BP Capital Markets PLC	4.75%		03/10/2019	2,567,403
25,000	BP Capital Markets PLC	2.50%		11/06/2022	23,354
1,000,000	BR Malls International Finance Ltd.	8.50%	†	01/21/2016	1,018,130
3,300,000	Braskem America Finance Company	7.13%		07/22/2041	3,163,875
800,000	Braskem Finance Ltd.	7.38%	†	10/04/2015	799,000
4,488,000	British Telecommunications PLC	5.95%		01/15/2018	5,125,072
200,000	Cementos Progreso Trust	7.13%	^	11/06/2023	209,500
3,300,000	Cementos Progreso Trust	7.13%		11/06/2023	3,456,750
2,400,000	Cemex Espana S.A.	9.25%		05/12/2020	2,646,000
5,600,000	Cencosud S.A.	4.88%	^	01/20/2023	5,444,981
1,400,000	Cencosud S.A.	4.88%		01/20/2023	1,361,245
600,000	CFR International S.A.	5.13%	^	12/06/2022	582,604
5,400,000	CFR International S.A.	5.13%		12/06/2022	5,243,432
4,000,000	Cia Minera Milpo S.A.A.	4.63%	^	03/28/2023	3,715,000
500,000	Columbus International, Inc.	7.38%	^	03/30/2021	515,625
5,000,000	Comcel Trust	6.88%	^	02/06/2024	5,243,750
3,500,000	CorpGroup Banking S.A.	6.75%	^	03/15/2023	3,447,500
1,500,000	Corporacion Azucarera del Peru S.A.	6.38%		08/02/2022	1,366,875
800,000	Corporacion Pesquera Inca S.A.C.	9.00%	^	02/10/2017	816,000

28	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$2,444,000	Corporacion Pesquera Inca S.A.C.	9.00%		02/10/2017	2,492,880
1,000,000	Cosan Luxembourg S.A.	5.00%	^	03/14/2023	942,500
1,300,000	Cosan Luxembourg S.A.	5.00%		03/14/2023	1,225,250
700,000	Cosan Overseas Ltd.	8.25%	†	11/05/2015	722,750
1,500,000	Credito Real S.A.B. de C.V.	7.50%	^	03/13/2019	1,560,000
2,605,000	Diageo Capital PLC	1.50%		05/11/2017	2,624,459
500,000	Digicel Ltd.	7.00%		02/15/2020	522,500
2,900,000	Digicel Ltd.	7.13%	^	04/01/2022	2,939,875
936,587	ENA Norte Trust	4.95%		04/25/2023	942,441
1,800,000	ENTEL Chile S.A.	4.88%	^	10/30/2024	1,819,141
4,400,000	ESAL GmbH	6.25%	^	02/05/2023	4,180,000
2,100,000	ESAL GmbH	6.25%		02/05/2023	1,995,000
2,000,000	Ferreycorp S.A.A.	4.88%	^	04/26/2020	1,927,500
4,400,000	Fresnillo PLC	5.50%	^	11/13/2023	4,444,000
8,000,000	Gaz Capital S.A.	4.95%		02/06/2028	6,900,000
3,600,000	GPN Capital S.A.	6.00%	^	11/27/2023	3,541,500
1,400,000	GPN Capital S.A.	6.00%		11/27/2023	1,377,250
4,300,000	Grupo Aval Ltd.	4.75%		09/26/2022	4,160,250
3,200,000	Grupo Aval Ltd.	4.75%	^	09/26/2022	3,096,000
400,000	Grupo Elektra S.A.B. de C.V.	7.25%		08/06/2018	418,000
4,000,000	Grupo Idesa S.A. de C.V.	7.88%	^	12/18/2020	4,175,000
2,400,000	Grupo KUO S.A.B. de C.V.	6.25%		12/04/2022	2,454,000
2,200,000	Grupo KUO S.A.B. de C.V.	6.25%	^	12/04/2022	2,249,500
1,250,000	Guanay Finance Ltd.	6.00%	^	12/15/2020	1,325,000
2,253,284	IIRSA Norte Finance Ltd.	8.75%		05/30/2024	2,641,976
2,200,000	Industrial Senior Trust	5.50%	^	11/01/2022	2,109,250
4,800,000	Industrial Senior Trust	5.50%		11/01/2022	4,602,000
400,000	Inkia Energy Ltd.	8.38%	^	04/04/2021	436,000
1,100,000	Inkia Energy Ltd.	8.38%		04/04/2021	1,199,000
2,700,000	Instituto Costarricense de Electricidad	6.95%	^	11/10/2021	2,875,500
2,300,000	Instituto Costarricense de Electricidad	6.95%		11/10/2021	2,449,500
960,000	Intelsat Ltd.	7.75%		06/01/2021	1,014,000
2,500,000	Itau Unibanco Holding S.A.	5.50%		08/06/2022	2,512,500
500,000	Ixe Banco S.A.	9.25%		10/14/2020	592,500
200,000	JBS Investments GmbH	7.25%	^	04/03/2024	200,000
5,250,000	Korea Development Bank	4.38%		08/10/2015	5,509,276
3,500,000	Lukoil International Finance B.V.	4.56%		04/24/2023	3,211,250
1,250,000	Maestro Peru S.A.	6.75%		09/26/2019	1,121,875
900,000	Magnesita Finance Ltd.	8.63%	†	04/05/2017	862,875
2,450,000	Metalsa S.A. de C.V.	4.90%		04/24/2023	2,278,500
3,500,000	Mexichem S.A.B. de C.V.	6.75%		09/19/2042	3,447,500
1,947,000	Mexico Generadora de Energia	5.50%		12/06/2032	1,917,795
1,300,000	Minerva Luxembourg S.A.	8.75%	#^†	04/03/2019	1,303,250
3,500,000	Minerva Luxembourg S.A.	7.75%	^	01/31/2023	3,592,750
300,000	Minerva Luxembourg S.A.	7.75%		01/31/2023	307,950
3,400,000	Minsur S.A.	6.25%	^	02/07/2024	3,578,500
4,000,000	Noble Group Ltd.	6.75%		01/29/2020	4,360,000
5,300,000	OAS Financial Ltd.	8.88%	#^†	04/25/2018	4,995,250
3,200,000	Odebrecht Finance Ltd.	7.50%	†	09/14/2015	3,240,000
1,700,000	Odebrecht Finance Ltd.	7.13%		06/26/2042	1,666,000
260,000	Odebrecht Offshore Drilling	6.63%	^	10/01/2022	271,700
2,440,000	Orange S.A.	2.75%		09/14/2016	2,530,626
1,725,000	Pacific Rubiales Energy Corporation	7.25%		12/12/2021	1,901,812

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$3,000,000	Pacific Rubiales Energy Corporation	7.25%	^	12/12/2021	3,307,500
1,500,000	Pacific Rubiales Energy Corporation	5.13%	^	03/28/2023	1,466,250
2,875,000	Pacific Rubiales Energy Corporation	5.13%		03/28/2023	2,810,313
5,200,000	Pemex Project Funding Master Trust	6.63%		06/15/2035	5,798,000
1,800,000	Pesquera Exalmar S.A.A.	7.38%	^	01/31/2020	1,644,750
1,000,000	Pesquera Exalmar S.A.A.	7.38%		01/31/2020	913,750
1,500,000	Petrobras Global Finance B.V.	4.38%		05/20/2023	1,376,281
1,960,000	Reliance Industries Ltd.	5.88%	†	02/05/2018	1,798,300
6,000,000	Rosneft International Finance Ltd.	4.20%		03/06/2022	5,340,000
3,108,000	Royal KPN N.V.	8.38%		10/01/2030	4,199,871
4,500,000	SB Capital S.A.	5.13%		10/29/2022	4,218,750
2,408,000	Scotiabank Peru S.A.	4.50%	#	12/13/2027	2,215,360
4,200,000	Scotiabank Peru S.A.	4.50%	#^	12/13/2027	3,864,000
1,500,000	SMU S.A.	7.75%	^	02/08/2020	1,042,500
750,000	Southern Copper Corporation	6.75%		04/16/2040	770,806
3,800,000	Southern Copper Corporation	5.25%		11/08/2042	3,272,393
200,000	Telefonica Celular del Paraguay S.A.	6.75%	^	12/13/2022	211,250
2,680,000	TransCanada PipeLines Ltd.	4.63%		03/01/2034	2,748,171
3,000,000	Transportadora de Gas Internacional S.A.	5.70%		03/20/2022	3,135,000
200,000	TV Azteca S.A.B. de C.V.	7.50%		05/25/2018	211,750
3,100,000	TV Azteca S.A.B. de C.V.	7.63%		09/18/2020	3,278,250
940,000	Valeant Pharmaceuticals International, Inc.	7.50%	^	07/15/2021	1,062,200
2,500,000	Vedanta Resources PLC	8.25%		06/07/2021	2,660,938
2,200,000	Vedanta Resources PLC	7.13%	^	05/31/2023	2,200,000
4,000,000	VimpelCom Holdings B.V.	5.95%	^	02/13/2023	3,700,000
200,000	Volcan Cia Minera S.A.A.	5.38%		02/02/2022	191,000
5,350,000	VTB Capital S.A.	6.95%		10/17/2022	5,350,054

	Total Foreign Corporate Bonds (Cost $300,004,025)				298,434,421

FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES 0.6%
5,240,000	Corporacion Andina de Fomento	3.75%		01/15/2016	5,488,863
4,170,000	United Mexican States	4.00%		10/02/2023	4,216,913

	Total Foreign Government Bonds and Notes, Supranationals and Foreign Agencies (Cost $9,500,853)				9,705,776

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2014	29

Schedule of Investments  DoubleLine Core Fixed Income Fund  (Cont.)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 7.5%

	BAMLL Commercial Mortgage Securities Trust,
$500,000	Series 2012-CLRN-B	1.76%	#^	08/15/2029	500,430
1,400,000	Series 2012-CLRN-D	2.86%	#^	08/15/2029	1,404,184

	Bear Stearns Commercial Mortgage Securities, Inc.,
1,000,000	Series 2005-T18-AJ	5.01%	#	02/13/2042	1,032,673

	CD Commercial Mortgage Trust,
2,902,000	Series 2006-CD3-AM	5.65%		10/15/2048	3,173,636
101,708,474	Series 2007-CD5-XP	0.17%	#^ I/O	11/15/2044	135,679
4,800,000	Series 2007-CS4-AMFX	5.37%	#	12/11/2049	5,043,826

	Citigroup Commercial Mortgage Trust,
2,000,000	Series 2008-C7-AM	6.34%	#	12/10/2049	2,245,803
11,769,526	Series 2012-GC8-XA	2.23%	#^ I/O	09/10/2045	1,323,836

	Commercial Mortgage Pass-Through Certificates,
4,862,219	Series 2002-LC4-XA	2.66%	#^ I/O	12/10/2044	633,071
2,500,000	Series 2006-C8-AM	5.35%		12/10/2046	2,738,498
3,144,626	Series 2010-C1-XPA	2.48%	#^ I/O	07/10/2046	107,040
29,484,806	Series 2012-CR3-XA	2.19%	# I/O	10/15/2045	3,576,640
2,370,000	Series 2014-CR15-D	4.92%	#^	02/10/2047	2,191,230

	Credit Suisse First Boston Mortgage Securities Corporation,
770,445	Series 1998-C2-F	6.75%	#^	11/15/2030	797,092
69,672	Series 2001-CF2-G	6.93%	^	02/15/2034	69,750
2,455,000	Series 2005-C6-AJ	5.23%	#	12/15/2040	2,575,187

	Credit Suisse Mortgage Capital Certificates,
4,380,000	Series 2006-C3-AM	5.79%	#	06/15/2038	4,762,223
1,875,000	Series 2006-C4-AM	5.51%		09/15/2039	2,020,557
2,500,000	Series 2006-C5-AM	5.34%		12/15/2039	2,698,945
1,843,292	Series 2006-TF2A-A2	0.33%	#^	10/15/2021	1,836,010
2,500,000	Series 2007-C4-A1AM	5.97%	#	09/15/2039	2,697,950
3,800,000	Series 2009-RR2-IQB	5.69%	#^	04/16/2049	4,096,372

	DBRR Trust,
1,000,000	Series 2011-C32-A3B	5.72%	#^	06/17/2049	1,082,557
2,500,000	Series 2012-EZ1-B	1.39%	^	09/25/2045	2,501,750

	DBUBS Mortgage Trust,
5,783,906	Series 2011-LC2A-XA	1.60%	#^ I/O	07/10/2044	313,551

	Extended Stay America Trust,
1,000,000	Series 2013-ESFL-DFL	3.30%	#^	12/05/2031	991,043
675,926	Series 2013-ESHM-M	7.63%	^	12/05/2019	695,692

	GE Capital Commercial Mortgage Corporation,
1,000,000	Series 2005-C2-B	5.11%	#	05/10/2043	1,034,798

	GMAC Commercial Mortgage Securities, Inc.,
794,000	Series 2006-C1-AM	5.29%	#	11/10/2045	839,803

	Greenwich Capital Commercial Funding Corporation,
66,399	Series 2004-FL2A-D	0.47%	#^	11/05/2019	65,901
100,000	Series 2004-FL2A-F	0.56%	#^	11/05/2019	99,250
1,900,000	Series 2007-GG11-AJ	6.26%	#	12/10/2049	1,923,015
3,500,000	Series 2007-GG11-AM	5.87%	#	12/10/2049	3,852,973
4,000,000	Series 2007-GG9-AMFX	5.48%		03/10/2039	4,282,178

	GS Mortgage Securities Corporation,
1,600,000	Series 2006-GG6-AJ	5.75%	#	04/10/2038	1,635,940
14,224,964	Series 2006-GG6-XC	0.16%	#^ I/O	04/10/2038	11,095
4,831,151	Series 2011-GC5-XA	1.88%	#^ I/O	08/10/2044	329,470
5,813,830	Series 2012-GC6-XA	2.34%	#^ I/O	01/10/2045	678,268

	JP Morgan Chase Commercial Mortgage Securities Corporation,
647,401	Series 2004-C3-A4	4.66%		01/15/2042	648,039
3,000,000	Series 2005-CB12-B	5.14%	#	09/12/2037	2,985,933
36,780,267	Series 2006-LDP8-X	0.54%	# I/O	05/15/2045	429,961
1,000,000	Series 2007-CB18-AMFX	5.40%		06/12/2047	1,095,954
4,450,000	Series 2007-CIBC19-AM	5.89%	#	02/12/2049	4,841,929
3,750,000	Series 2007-LD12-AM	6.03%	#	02/15/2051	4,190,303
12,050,000	Series 2009-IWST-XB	0.29%	#^ I/O	12/05/2027	242,175
1,000,000	Series 2009-RR2-GEB	5.54%	^	12/13/2049	1,067,632
12,210,623	Series 2011-C4-XA	1.50%	#^ I/O	07/15/2046	634,153
33,541,688	Series 2012-C8-XA	2.15%	# I/O	10/15/2045	3,730,758
8,743,891	Series 2012-CBX-XA	2.00%	# I/O	06/15/2045	838,662

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	LB Commercial Mortgage Trust,
$3,000,000	Series 2007-C3-AMFL	5.87%	#^	07/15/2044	3,342,645

	LB-UBS Commercial Mortgage Trust,
250,000	Series 2005-C3-AM	4.79%		07/15/2040	260,292
9,451,505	Series 2006-C7-XCL	0.63%	#^ I/O	11/15/2038	143,587
7,622,501	Series 2006-C7-XW	0.63%	#^ I/O	11/15/2038	117,139
1,600,000	Series 2007-C1-AJ	5.48%		02/15/2040	1,651,714

	Merrill Lynch Mortgage Trust,
3,050,000	Series 2006-C1-AJ	5.86%	#	05/12/2039	3,090,609
1,600,000	Series 2006-C2-AJ	5.80%	#	08/12/2043	1,618,549

	Merrill Lynch/Countrywide Commercial Mortgage Trust,
213,033	Series 2006-4-A2FL	0.28%	#	12/12/2049	212,551
4,000,000	Series 2007-5-AM	5.42%		08/12/2048	4,272,636

	Morgan Stanley Bank of America Merrill Lynch Trust,
2,936,839	Series 2012-C5-XA	1.88%	#^ I/O	08/15/2045	268,744
2,975,000	Series 2014-C14-D	4.84%	#^	02/15/2047	2,696,158

	Morgan Stanley Capital, Inc.,
4,000,000	Series 2006-HQ8-AJ	5.68%	#	03/12/2044	4,160,790
56,129	Series 2007-HQ12-A2FL	0.41%	#	04/12/2049	55,475
3,700,000	Series 2007-IQ13-AM	5.41%		03/15/2044	4,034,915
29,152,189	Series 2011-C1-XA	0.93%	#^ I/O	09/15/2047	642,398

	SMA Issuer LLC,
262,843	Series 2012-LV1-A	3.50%	^	08/20/2025	262,490

	TIAA Seasoned Commercial Mortgage Trust,
1,000,000	Series 2007-C4-AJ	5.55%	#	08/15/2039	1,064,554

	UBS-Barclays Commercial Mortgage Trust,
14,623,203	Series 2012-C3-XA	2.32%	#^ I/O	08/10/2049	1,754,199

	Wachovia Bank Commercial Mortgage Trust,
95,051,398	Series 2006-C27-XC	0.25%	#^ I/O	07/15/2045	657,090
2,500,000	Series 2006-C28-AJ	5.63%	#	10/15/2048	2,515,605
16,394,500	Series 2006-C29-IO	0.38%	# I/O	11/15/2048	163,879
1,600,000	Series 2007-C30-AJ	5.41%	#	12/15/2043	1,616,722
3,500,000	Series 2007-C33-AM	5.95%	#	02/15/2051	3,887,707
2,500,000	Series 2007-C33-B	5.95%	#	02/15/2051	2,501,601

	WF-RBS Commercial Mortgage Trust,
19,484,965	Series 2012-C9-XA	2.25%	#^ I/O	11/15/2045	2,367,579

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $131,422,609)				130,063,043

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 14.1%

	ACE Securities Corporation,
1,294,590	Series 2006-NC1-A2C	0.35%	#	12/25/2035	1,287,708

	Adjustable Rate Mortgage Trust,
104,983	Series 2007-3-1A1	3.72%	#^	11/25/2037	84,165

	American General Mortgage Loan Trust,
4,000,000	Series 2010-1-A3	5.65%	#^	03/25/2058	4,140,076

	Banc of America Funding Corporation,
3,180,719	Series 2005-G-A3	8.91%	#	10/20/2035	3,140,045
1,811,382	Series 2006-2-6A2	5.50%		03/25/2036	1,856,338
1,112,207	Series 2006-6-1A2	6.25%		08/25/2036	1,105,782

	BCAP LLC Trust,
1,829,967	Series 2009-RR13-6A5	6.00%	#^	04/26/2037	1,908,004

	Bear Stearns Asset Backed Securities Trust,
335,424	Series 2007-SD1-1A3A	6.50%		10/25/2036	287,124

	Chase Mortgage Finance Corporation,
7,878,492	Series 2007-A2-6A4	2.69%	#	07/25/2037	7,296,870
2,393,397	Series 2007-S3-2A1	5.50%		05/25/2037	2,317,118

	Citicorp Mortgage Securities, Inc.,
227,193	Series 2005-1-1A4	5.50%		02/25/2035	241,723

	Citicorp Residential Mortgage Securities, Inc.,
1,800,000	Series 2006-2-A5	6.04%	#	09/25/2036	1,733,779

30	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Citigroup Mortgage Loan Trust, Inc.,
$395,657	Series 2006-WF2-A2C	5.78%	#	05/25/2036	248,828
4,928,000	Series 2008-AR4-2A1B	2.72%	#^	11/25/2038	4,617,791
2,811,613	Series 2010-8-5A4	8.41%	#^	11/25/2036	2,462,302
14,385,947	Series 2010-8-6A4	7.78%	#^	12/25/2036	12,103,336
2,254,705	Series 2011-12-3A1	2.67%	#^	09/25/2047	2,255,313

	CitiMortgage Alternative Loan Trust,
310,559	Series 2006-A2-A2	6.00%		05/25/2036	263,881
170,709	Series 2006-A5-3A3	6.00%		10/25/2036	137,181
304,428	Series 2007-A1-1A7	6.00%		01/25/2037	254,589

	Countrywide Alternative Loan Trust,
397,244	Series 2005-20CB-1A1	5.50%		07/25/2035	363,724
457,440	Series 2005-28CB-3A6	6.00%		08/25/2035	370,811
2,262,862	Series 2005-46CB-A22	5.25%		10/25/2035	2,084,193
420,854	Series 2005-J10-1A13	0.85%	#	10/25/2035	322,747
727,974	Series 2006-26CB-A9	6.50%		09/25/2036	620,140
2,552,105	Series 2007-12T1-A1	6.00%		06/25/2037	2,171,811
2,819,486	Series 2007-16CB-2A1	0.60%	#	08/25/2037	1,663,150
816,453	Series 2007-16CB-2A2	53.30%	# I/F	08/25/2037	1,896,406
209,554	Series 2007-17CB-1A10	29.19%	# I/F	08/25/2037	313,048
1,095,320	Series 2007-18CB-2A17	6.00%		08/25/2037	938,933
4,534,844	Series 2007-23CB-A3	0.65%	#	09/25/2037	3,255,692
4,454,713	Series 2007-23CB-A4	6.35%	# I/F I/O	09/25/2037	982,195
837,775	Series 2007-4CB-2A1	7.00%		03/25/2037	267,181

	Countrywide Asset-Backed Certificates,
195,585	Series 2005-13-AF3	5.07%	#	04/25/2036	167,689

	Countrywide Home Loans,
281,106	Series 2002-32-2A6	5.00%		01/25/2018	287,405
987,602	Series 2005-28-A7	5.25%		01/25/2019	941,999
1,774,725	Series 2007-10-A5	6.00%		07/25/2037	1,619,263
781,272	Series 2007-15-1A16	6.25%		09/25/2037	740,202
2,028,132	Series 2007-3-A17	6.00%		04/25/2037	1,869,747

	Credit Suisse First Boston Mortgage Securities Corporation,
199,936	Series 2005-10-5A5	5.50%		11/25/2035	176,435
3,349,527	Series 2005-8-1A3	5.25%		09/25/2035	3,308,181

	Credit Suisse Mortgage Capital Certificates,
7,699,120	Series 2006-4-6A1	6.00%		05/25/2036	7,015,823
346,226	Series 2006-4-7A1	5.50%		05/25/2021	329,823
218,753	Series 2007-1-3A1	6.00%		02/25/2022	181,070
117,485	Series 2007-2-2A1	5.00%		03/25/2037	116,581
9,357,894	Series 2010-4R-3A17	6.96%	#^	06/26/2037	8,662,496

	Deutsche Mortgage Securities, Inc.,
2,761,837	Series 2006-PR1-3A1	11.91%	#^ I/F	04/15/2036	3,307,982
277,552	Series 2006-PR1-4AI2	14.31%	#^ I/F	04/15/2036	338,970
1,831,970	Series 2006-PR1-5AI4	11.91%	#^ I/F	04/15/2036	2,209,798

	First Horizon Alternative Mortgage Securities,
778,356	Series 2006-FA2-1A5	6.00%		05/25/2036	675,240
199,138	Series 2006-RE1-A1	5.50%		05/25/2035	188,514

	GSAA Home Equity Trust,
1,016,516	Series 2005-7-AF5	4.61%	#	05/25/2035	1,067,017
2,755,822	Series 2007-10-A1A	6.00%		11/25/2037	2,226,087
1,967,782	Series 2007-10-A2A	6.50%		11/25/2037	1,493,387

	GSR Mortgage Loan Trust,
202,119	Series 2006-2F-5A1	4.50%		01/25/2021	199,591
11,293,747	Series 2006-3F-4A1	6.00%		03/25/2036	10,568,395
1,817,610	Series 2007-1F-2A2	5.50%		01/25/2037	1,764,180

	HSI Asset Loan Obligation Trust,
217,670	Series 2006-2-2A1	5.50%		12/25/2021	208,171

	JP Morgan Alternative Loan Trust,
480,503	Series 2006-S2-A4	6.19%	#	05/25/2036	344,206
10,000,000	Series 2006-S3-A4	6.31%	#	08/25/2036	8,148,880
2,425,450	Series 2006-S3-A6	6.12%	#	08/25/2036	2,357,108
3,084,748	Series 2006-S4-A6	5.71%	#	12/25/2036	2,970,460

	JP Morgan Mortgage Trust,
591,337	Series 2007-S3-1A7	6.00%		08/25/2037	528,929

	JP Morgan Resecuritization Trust,
4,845,668	Series 2011-2-2A3	2.12%	#^	07/26/2036	4,918,843

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Lehman Mortgage Trust,
$3,994,014	Series 2005-1-2A4	5.50%		11/25/2035	3,844,454
1,139,869	Series 2006-3-1A5	6.00%		07/25/2036	908,052
83,040	Series 2006-9-1A19	29.97%	# I/F	01/25/2037	122,199
1,474,382	Series 2007-10-2A1	6.50%		01/25/2038	1,233,521
321,331	Series 2007-2-1A1	5.75%		02/25/2037	253,690

	MASTR Alternative Loans Trust,
221,481	Series 2005-2-3A1	6.00%		03/25/2035	229,269
5,579,831	Series 2006-2-1A11	6.00%	#	06/25/2036	5,237,525
86,476	Series 2007-1-2A7	6.00%		10/25/2036	71,065

	MASTR Asset Securitization Trust,
323,163	Series 2003-2-30B2	5.75%		04/25/2033	323,095

	Morgan Stanley Mortgage Loan Trust,
704,698	Series 2004-1-1A1	5.00%		11/25/2018	723,290
2,591,282	Series 2005-7-7A4	5.50%		11/25/2035	2,644,637
6,044,174	Series 2006-7-3A	5.43%	#	06/25/2036	5,244,699

	Morgan Stanley Re-Remic Trust,
4,465,126	Series 2010-R6-5C	5.75%	#^	05/26/2037	4,180,403

	Nomura Asset Acceptance Corporation,
289,773	Series 2006-AP1-A2	5.52%	#	01/25/2036	192,243

	Nomura Home Equity Loan, Inc.,
726,462	Series 2006-AF1-A2	5.80%	#	10/25/2036	397,346
1,313,530	Series 2007-1-1A1	6.06%	#	02/25/2037	784,650

	Option One Mortgage Loan Trust,
93,683	Series 2004-3-M3	1.13%	#	11/25/2034	87,235

	PHH Alternative Mortgage Trust,
1,966,448	Series 2007-2-4A1	6.00%		05/25/2022	1,892,355

	Residential Accredit Loans, Inc.,
553,393	Series 2004-QS15-A1	5.25%		11/25/2034	582,637
795,812	Series 2005-QS14-3A3	6.00%		09/25/2035	722,771
233,444	Series 2005-QS1-A5	5.50%		01/25/2035	236,272
839,761	Series 2006-QS10-A4	5.75%		08/25/2036	692,464
1,920,574	Series 2006-QS6-1A15	6.00%		06/25/2036	1,568,713
597,980	Series 2006-QS6-2A1	6.00%		06/25/2021	601,757
2,764,077	Series 2007-QS3-A4	6.25%		02/25/2037	2,295,174

	Residential Asset Mortgage Products, Inc.,
550,000	Series 2005-RS1-AI5	5.41%	#	01/25/2035	517,354

	Residential Asset Securitization Trust,
372,502	Series 2005-A10-A3	5.50%		09/25/2035	338,044
439,116	Series 2005-A11-2A4	6.00%		10/25/2035	352,880
124,534	Series 2005-A7-A3	5.50%		06/25/2035	114,371
2,282,319	Series 2006-A6-1A1	6.50%		07/25/2036	1,533,664
235,418	Series 2006-R1-A1	27.78%	# I/F	01/25/2046	361,336

	Residential Funding Mortgage Securities Trust,
267,029	Series 2006-S10-1A2	6.00%		10/25/2036	237,198
1,343,012	Series 2006-S11-A3	6.00%		11/25/2036	1,241,328
2,514,956	Series 2007-S2-A4	6.00%		02/25/2037	2,301,494
1,696,058	Series 2007-S3-1A4	6.00%		03/25/2037	1,574,259

	Structured Adjustable Rate Mortgage Loan Trust,
923,630	Series 2005-8XS-A3	0.71%	#	04/25/2035	924,911
234,904	Series 2006-4-7A1	5.03%	#	05/25/2036	235,909

	Structured Asset Securities Corporation,
2,258,260	Series 2003-35-1A1	5.24%	#	12/25/2033	2,360,056
3,584,877	Series 2005-14-1A1	0.45%	#	07/25/2035	3,303,719
2,784,224	Series 2005-16-1A3	5.50%		09/25/2035	2,872,982
2,376,252	Series 2005-RF1-A	0.50%	#^	03/25/2035	2,010,526
2,376,252	Series 2005-RF1-AIO	5.27%	#^ I/O	03/25/2035	352,029

	Washington Mutual Mortgage Pass-Through Certificates,
209,509	Series 2005-1-2A	6.00%		03/25/2035	197,041
2,360,026	Series 2006-1-3A1	5.75%		02/25/2036	2,169,312
6,352,101	Series 2006-8-A6	5.77%	#	10/25/2036	4,484,265
5,549,901	Series 2006-AR19-2A	2.03%	#	01/25/2047	5,042,978
4,104,469	Series 2007-3-A6	6.00%		04/25/2037	3,539,768
258,250	Series 2007-5-A11	38.55%	# I/F	06/25/2037	455,627
13,469,410	Series 2007-5-A3	7.00%		06/25/2037	8,697,238

	Wells Fargo Alternative Loan Trust,
3,117,945	Series 2007-PA5-1A1	6.25%		11/25/2037	2,970,413

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2014	31

Schedule of Investments  DoubleLine Core Fixed Income Fund  (Cont.)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Wells Fargo Mortgage Backed Securities Trust,
$3,534,563	Series 2005-17-1A1	5.50%		01/25/2036	3,658,670
180,574	Series 2005-AR14-A6	5.35%	#	08/25/2035	173,343
268,694	Series 2005-AR16-6A4	2.63%	#	10/25/2035	250,273
1,158,986	Series 2006-2-3A1	5.75%		03/25/2036	1,190,257
2,685,440	Series 2006-7-2A1	6.00%		06/25/2036	2,653,193
2,781,228	Series 2007-10-1A5	6.00%		07/25/2037	2,711,412
2,985,578	Series 2007-10-2A11	6.00%		07/25/2037	2,858,747
4,647,203	Series 2007-11-A96	6.00%		08/25/2037	4,559,206
5,534,044	Series 2007-14-1A1	6.00%		10/25/2037	5,664,835
1,374,836	Series 2007-4-A16	5.50%		04/25/2037	1,297,986
3,971,273	Series 2007-5-1A1	5.50%		05/25/2037	4,202,576
354,001	Series 2007-7-A1	6.00%		06/25/2037	339,675

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $229,924,460)				244,742,847

US CORPORATE BONDS 14.9%
945,000	Activision Blizzard, Inc.	5.63%	^	09/15/2021	1,013,513
1,020,000	Alere, Inc.	6.50%		06/15/2020	1,076,100
5,590,000	Altria Group, Inc.	2.85%		08/09/2022	5,255,276
965,000	American Axle & Manufacturing, Inc.	6.63%		10/15/2022	1,050,644
3,110,000	American Express Credit Corporation	2.13%		07/27/2018	3,127,696
2,045,000	American Express Credit Corporation	2.13%		03/18/2019	2,039,110
2,480,000	Arrow Electronics, Inc.	3.38%		11/01/2015	2,560,285
1,080,000	Ashland, Inc.	4.75%		08/15/2022	1,065,150
2,605,000	AT&T, Inc.	5.35%		09/01/2040	2,671,610
1,115,000	Atlas Pipeline Partners LP	4.75%		11/15/2021	1,064,825
1,035,000	Avis Budget Car Rental LLC	5.50%		04/01/2023	1,047,937
1,405,000	Baxter International, Inc.	3.20%		06/15/2023	1,373,191
2,725,000	BB&T Corporation	2.25%		02/01/2019	2,726,638
3,355,000	Becton Dickinson and Company	3.13%		11/08/2021	3,410,810
985,000	Biomet, Inc.	6.50%		08/01/2020	1,065,770
1,932,000	Boeing Company	6.88%		03/15/2039	2,677,130
400,000	Boston Properties LP	5.63%		11/15/2020	457,504
2,180,000	Boston Properties LP	4.13%		05/15/2021	2,295,390
2,815,000	Burlington Northern Santa Fe LLC	3.00%		03/15/2023	2,661,996
2,690,000	Celgene Corporation	3.25%		08/15/2022	2,626,349
915,000	Cinemark USA, Inc.	7.38%		06/15/2021	1,019,081
1,040,000	CIT Group, Inc.	5.00%		08/15/2022	1,083,554
2,460,000	Coca-Cola Company	1.80%		09/01/2016	2,520,108
2,065,000	ConocoPhillips Company	6.50%		02/01/2039	2,723,056
3,500,000	Covidien International Finance S.A.	2.95%		06/15/2023	3,323,218
2,035,000	Daimler Finance North America LLC	1.13%	^	03/10/2017	2,021,634
1,020,000	Dana Holding Corporation	5.38%		09/15/2021	1,065,900
1,015,000	DaVita, Inc.	5.75%		08/15/2022	1,084,781
2,730,000	Delphi Corporation	4.15%		03/15/2024	2,732,222
3,899,000	Devon Energy Corporation	6.30%		01/15/2019	4,571,238
563,000	Devon Energy Corporation	4.00%		07/15/2021	589,376
2,720,000	DIRECTV Holdings LLC	4.45%		04/01/2024	2,733,138
2,800,000	Dow Chemical Company	3.00%		11/15/2022	2,666,532
2,563,000	Duke Energy Corporation	3.55%		09/15/2021	2,622,116
700,000	Ecolab, Inc.	2.38%		12/08/2014	708,879
1,800,000	Ecolab, Inc.	1.00%		08/09/2015	1,806,149
943,000	Equinix, Inc.	7.00%		07/15/2021	1,054,981
4,115,000	Ford Motor Company	7.45%		07/16/2031	5,294,079
985,000	Forest Laboratories, Inc.	4.38%	^	02/01/2019	1,037,944

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$4,925,000	General Electric Capital Corporation	2.90%		01/09/2017	5,157,081
3,930,000	Gilead Sciences, Inc.	3.70%		04/01/2024	3,939,809
4,040,000	Glencore Funding LLC	2.50%	^	01/15/2019	3,905,533
2,250,000	Goldman Sachs Group, Inc.	5.75%		01/24/2022	2,555,392
915,000	Goodyear Tire & Rubber Company	7.00%		05/15/2022	1,020,225
930,000	Gray Television, Inc.	7.50%		10/01/2020	1,013,700
2,175,000	Halliburton Company	6.15%		09/15/2019	2,576,309
1,055,000	Hawk Acquisition Sub, Inc.	4.25%	^	10/15/2020	1,040,494
520,000	HCA, Inc.	3.75%		03/15/2019	523,250
920,000	HD Supply, Inc.	7.50%		07/15/2020	1,008,550
1,010,000	Hexion Finance Corporation	6.63%		04/15/2020	1,050,400
965,000	IASIS Healthcare LLC	8.38%		05/15/2019	1,034,962
1,050,000	Icahn Enterprises LP	4.88%	^	03/15/2019	1,071,000
2,505,000	Illinois Tool Works, Inc.	3.38%		09/15/2021	2,565,558
5,350,000	JP Morgan Chase & Company	3.25%		09/23/2022	5,279,915
2,038,000	Kellogg Company	7.45%		04/01/2031	2,694,395
2,225,000	Kinder Morgan Energy Partners LP	6.95%		01/15/2038	2,673,050
3,950,000	Kroger Company	3.40%		04/15/2022	3,914,482
3,510,000	Liberty Mutual Group, Inc.	6.50%	^	05/01/2042	4,173,207
925,000	Louisiana-Pacific Corporation	7.50%		06/01/2020	1,029,062
2,865,000	Macy’s Retail Holdings, Inc.	2.88%		02/15/2023	2,687,765
905,000	Manitowoc Company, Inc.	8.50%		11/01/2020	1,020,387
2,345,000	Marathon Petroleum Corporation	5.13%		03/01/2021	2,611,111
2,520,000	Mattel, Inc.	2.50%		11/01/2016	2,602,568
2,275,000	MetLife, Inc.	5.70%		06/15/2035	2,644,963
3,010,000	MetLife, Inc.	4.13%		08/13/2042	2,838,752
955,000	MGM Resorts International	6.63%		12/15/2021	1,051,694
2,880,000	Microsoft Corporation	2.13%		11/15/2022	2,671,243
640,000	MidAmerican Energy Holdings Company	5.95%		05/15/2037	753,922
2,679,000	MidAmerican Energy Holdings Company	6.50%		09/15/2037	3,324,026
2,630,000	Morgan Stanley	3.75%		02/25/2023	2,618,231
3,401,000	Motorola Solutions, Inc.	6.00%		11/15/2017	3,890,700
469,000	MPT Operating Partnership LP	6.38%		02/15/2022	504,175
4,740,000	National Rural Utilities Cooperative Finance Corporation	10.38%		11/01/2018	6,397,208
495,000	NCL Corporation Ltd.	5.00%		02/15/2018	516,037
995,000	Newfield Exploration Company	5.75%		01/30/2022	1,062,163
2,625,000	Novartis Capital Corporation	3.40%		05/06/2024	2,627,389
1,005,000	Nuveen Investments, Inc.	9.50%	^	10/15/2020	1,075,350
975,000	Oasis Petroleum, Inc.	6.88%	^	03/15/2022	1,060,313
2,425,000	ONEOK Partners LP	6.13%		02/01/2041	2,731,702
3,450,000	Oracle Corporation	1.20%		10/15/2017	3,425,833
1,800,000	Oracle Corporation	2.38%		01/15/2019	1,823,495
980,000	Penn Virginia Resource Partners LP	8.25%		04/15/2018	1,024,713
2,400,000	Phillips 66	5.88%		05/01/2042	2,786,849
3,825,000	PNC Funding Corporation	4.38%		08/11/2020	4,146,384
1,090,000	PNC Funding Corporation	3.30%		03/08/2022	1,099,060
995,000	Post Holdings, Inc.	7.38%	^	02/15/2022	1,074,600
1,030,000	Regency Energy Partners LP	5.50%		04/15/2023	1,042,875
1,055,000	Revlon Consumer Products Corporation	5.75%		02/15/2021	1,065,550
1,025,000	Reynolds Group Issuer LLC	5.75%		10/15/2020	1,078,813
895,000	RR Donnelley & Sons Company	7.88%		03/15/2021	1,029,250

32	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$975,000	Safway Group Holding LLC	7.00%	^	05/15/2018	1,043,250
994,000	Sally Holdings LLC	5.75%		06/01/2022	1,056,125
970,000	SBA Communications Corporation	5.63%		10/01/2019	1,020,925
955,000	Sealed Air Corporation	6.50%	^	12/01/2020	1,057,663
1,050,000	Select Medical Corporation	6.38%		06/01/2021	1,071,000
1,051,000	Service Corporation International	5.38%	^	01/15/2022	1,069,393
2,252,000	Simon Property Group LP	5.65%		02/01/2020	2,613,275
816,000	SM Energy Company	5.00%	^	01/15/2024	797,640
3,613,000	Southern Power Company	4.88%		07/15/2015	3,799,366
3,575,000	Southwest Airlines Company	5.13%		03/01/2017	3,923,008
939,000	Spectrum Brands, Inc.	6.63%		11/15/2022	1,027,031
1,000,000	Sun Merger Sub, Inc.	5.88%	^	08/01/2021	1,040,000
990,000	Terex Corporation	6.00%		05/15/2021	1,064,250
2,830,000	Teva Pharmaceutical Finance Company B.V.	2.95%		12/18/2022	2,635,109
988,000	Toll Brothers Finance Corporation	5.88%		02/15/2022	1,062,100
4,962,000	Tyson Foods, Inc.	4.50%		06/15/2022	5,184,700
995,000	Ultra Petroleum Corporation	5.75%	^	12/15/2018	1,047,238
915,000	United Rentals North America, Inc.	7.63%		04/15/2022	1,030,519
1,980,000	United Technologies Corporation	3.10%		06/01/2022	1,980,036
2,261,000	Valero Energy Corporation	6.13%		02/01/2020	2,628,679
2,540,000	Verizon Communications, Inc.	2.50%		09/15/2016	2,631,658
5,076,000	Wal-Mart Stores, Inc.	3.25%		10/25/2020	5,277,984
3,355,000	Waste Management, Inc.	6.13%		11/30/2039	4,073,940
1,040,000	WCI Communities, Inc.	6.88%	^	08/15/2021	1,081,600
4,966,000	WellPoint, Inc.	2.30%		07/15/2018	4,984,801
4,325,000	Wells Fargo & Company	4.60%		04/01/2021	4,767,465
405,000	Wells Fargo & Company	3.50%		03/08/2022	414,032
2,260,000	Wynn Las Vegas LLC	7.75%		08/15/2020	2,525,550
2,420,000	Xerox Corporation	4.25%		02/15/2015	2,493,975

	Total US Corporate Bonds (Cost $257,650,033)				258,840,717

US GOVERNMENT / AGENCY MORTGAGE BACKED OBLIGATIONS 15.6%

	Federal Home Loan Mortgage Corporation,
2,183,339	Pool G0-1840	5.00%		07/01/2035	2,384,445
1,390,162	Pool G0-4817	5.00%		09/01/2038	1,510,789
5,487,929	Pool N7-0081	5.50%		07/01/2038	6,093,890
7,265,079	Pool T6-0854	3.50%		09/01/2042	7,247,035
1,279,887	Pool U6-0299	4.00%		11/01/2040	1,327,685
147,915	Series 2692-SC	12.98%	# I/F	07/15/2033	176,639
5,300,000	Series 2722-PS	9.72%	# I/F	12/15/2033	6,033,529
312,021	Series 2750-ZT	5.00%		02/15/2034	329,858
572,129	Series 3002-SN	6.35%	# I/F I/O	07/15/2035	94,823
253,067	Series 3045-DI	6.58%	# I/F I/O	10/15/2035	53,025
1,001,790	Series 3116-Z	5.50%		02/15/2036	1,086,625
130,869	Series 3117-ZN	4.50%		02/15/2036	141,700
1,346,571	Series 3203-ZC	5.00%		07/15/2036	1,482,802
363,948	Series 3275-SC	5.93%	# I/F I/O	02/15/2037	47,068
3,444,241	Series 3382-SB	5.85%	# I/F I/O	11/15/2037	398,712
2,663,273	Series 3384-S	6.24%	# I/F I/O	11/15/2037	339,832
3,075,248	Series 3417-SX	6.03%	# I/F I/O	02/15/2038	406,996
365,735	Series 3423-GS	5.50%	# I/F I/O	03/15/2038	41,003
365,735	Series 3423-SG	5.50%	# I/F I/O	03/15/2038	41,003

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal Home Loan Mortgage Corporation, (Cont.)
$439,245	Series 3524-LB	5.26%	#	06/15/2038	454,778
1,322,417	Series 3562-WS	4.80%	# I/F I/O	08/15/2039	119,947
811,647	Series 3582-SA	5.85%	# I/F I/O	10/15/2049	103,017
1,241,266	Series 3606-CS	6.20%	# I/F I/O	12/15/2039	205,515
686,562	Series 3616-SG	6.20%	# I/F I/O	03/15/2032	105,609
3,821,222	Series 3626-AZ	5.50%		08/15/2036	4,196,542
1,274,703	Series 3666-SC	5.62%	# I/F I/O	05/15/2040	137,612
617,056	Series 3666-VZ	5.50%		08/15/2036	675,849
318,878	Series 3688-CM	4.00%		07/15/2029	326,268
50,069	Series 3745-SY	9.69%	# I/F	10/15/2040	47,555
2,321,008	Series 3779-DZ	4.50%		12/15/2040	2,347,045
1,400,000	Series 3779-YA	3.50%		12/15/2030	1,388,878
294,243	Series 3780-YS	9.59%	# I/F	12/15/2040	288,349
815,840	Series 3786-SG	9.19%	# I/F	01/15/2041	774,934
2,269,599	Series 3795-VZ	4.00%		01/15/2041	2,260,499
114,501	Series 3798-SD	9.29%	# I/F	12/15/2040	114,741
59,906	Series 3805-KS	9.19%	# I/F	02/15/2041	57,944
1,776,528	Series 3806-CZ	5.50%		07/15/2034	1,918,635
1,156,635	Series 3808-DB	3.50%		02/15/2031	1,152,855
4,576,991	Series 3818-CZ	4.50%		03/15/2041	4,798,216
2,340,170	Series 3819-ZU	5.50%		07/15/2034	2,525,059
3,736,782	Series 3824-EY	3.50%		03/15/2031	3,714,961
251,282	Series 3828-SW	12.74%	# I/F	02/15/2041	254,305
3,930,941	Series 3863-ZA	5.50%		08/15/2034	4,325,572
3,337,098	Series 3888-ZG	4.00%		07/15/2041	3,297,034
2,472,607	Series 3910-GZ	5.00%		08/15/2041	2,646,389
18,735,717	Series 3967-ZP	4.00%		09/15/2041	18,289,376
5,409,049	Series 3972-AZ	3.50%		12/15/2041	4,909,158
21,447,667	Series 4057-ZA	4.00%		06/15/2042	20,398,468
7,896,354	Series 4096-DZ	3.50%		08/15/2042	7,043,019
1,356,051	Series R003-ZA	5.50%		10/15/2035	1,501,261

	Federal National Mortgage Association,
200,524	Series 2003-117-KS	6.95%	# I/F I/O	08/25/2033	20,165
500,000	Series 2003-W17-1A7	5.75%		08/25/2033	543,096
5,000,000	Series 2005-20-QH	5.00%		03/25/2035	5,427,830
1,060,333	Series 2006-101-SA	6.43%	# I/F I/O	10/25/2036	161,876
492,594	Series 2006-56-SM	6.60%	# I/F I/O	07/25/2036	77,214
419,918	Series 2007-116-BI	6.10%	# I/F I/O	05/25/2037	60,838
1,668,847	Series 2007-30-OI	6.29%	# I/F I/O	04/25/2037	252,075
345,853	Series 2008-29-ZA	4.50%		04/25/2038	370,789
389,603	Series 2008-62-SC	5.85%	# I/F I/O	07/25/2038	49,258
2,924,967	Series 2009-111-EZ	5.00%		01/25/2040	3,115,747
163,036	Series 2009-111-SE	6.10%	# I/F I/O	01/25/2040	23,013
246,688	Series 2009-16-MZ	5.00%		03/25/2029	266,637
412,032	Series 2009-48-WS	5.80%	# I/F I/O	07/25/2039	46,710
2,065,412	Series 2009-62-PS	5.95%	# I/F I/O	08/25/2039	213,820
3,671,989	Series 2009-77-ZA	4.50%		10/25/2039	3,988,862
1,175,368	Series 2009-83-Z	4.50%		10/25/2039	1,214,197
312,200	Series 2010-101-ZH	4.50%		07/25/2040	330,562
55,491	Series 2010-109-BS	53.33%	# I/F	10/25/2040	186,232
1,725,009	Series 2010-112-ZA	4.00%		10/25/2040	1,801,750
727,295	Series 2010-121-SD	4.35%	# I/F I/O	10/25/2040	67,130
29,336	Series 2010-137-VS	14.54%	# I/F	12/25/2040	37,095
2,277,164	Series 2010-150-ZA	4.00%		01/25/2041	2,284,479
495,674	Series 2010-31-SA	4.85%	# I/F I/O	04/25/2040	42,170
348,394	Series 2010-34-PS	4.78%	# I/F I/O	04/25/2040	35,095
529,751	Series 2010-35-SP	6.20%	# I/F I/O	04/25/2050	74,936
307,106	Series 2010-35-SV	6.30%	# I/F I/O	04/25/2040	40,459
8,885,849	Series 2010-37-MY	4.50%		04/25/2040	9,202,519
675,784	Series 2010-59-PS	6.30%	# I/F I/O	03/25/2039	98,181
737,800	Series 2010-59-SC	4.85%	# I/F I/O	01/25/2040	80,334
5,225,070	Series 2010-60-VZ	5.00%		10/25/2039	5,513,598
363,235	Series 2010-64-EZ	5.00%		06/25/2040	396,886
1,981,753	Series 2010-7-PE	5.00%		02/25/2040	2,125,325
928,726	Series 2010-90-GS	5.85%	# I/F I/O	08/25/2040	103,067
57,791	Series 2010-99-SG	24.23%	# I/F	09/25/2040	93,633
6,665,894	Series 2011-141-PZ	4.00%		01/25/2042	6,790,333
14,250,971	Series 2011-18-UZ	4.00%		03/25/2041	14,132,888
1,533,918	Series 2011-25-KY	3.00%		04/25/2026	1,524,645
1,000,000	Series 2011-29-AL	3.50%		04/25/2031	985,142
4,595,997	Series 2011-59-MA	4.50%		07/25/2041	4,934,540
10,044,665	Series 2011-63-ZE	4.00%		08/25/2038	10,557,415
652,263	Series 2011-88-SB	8.99%	# I/F	09/25/2041	636,416
998,397	Series 400-S4	5.30%	# I/F I/O	11/25/2039	133,740

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2014	33

Schedule of Investments  DoubleLine Core Fixed Income Fund  (Cont.)

PRINCIPAL AMOUNT/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association Pass-Thru,
$425,381	Pool 555743	5.00%		09/01/2033	467,186
360,884	Pool 735382	5.00%		04/01/2035	394,588
2,842,854	Pool 735383	5.00%		04/01/2035	3,107,829
1,500,525	Pool 735402	5.00%		04/01/2035	1,640,513
2,177,719	Pool 735484	5.00%		05/01/2035	2,381,437
404,379	Pool 931104	5.00%		05/01/2039	439,857
2,586,039	Pool 995112	5.50%		07/01/2036	2,880,165
2,423,694	Pool 995203	5.00%		07/01/2035	2,652,711
1,875,712	Pool AB2123	4.00%		01/01/2031	1,980,614
204,341	Pool AB2370	4.50%		09/01/2035	215,614
69,329	Pool AC1032	5.00%		06/01/2040	74,562
48,428	Pool AD2177	4.50%		06/01/2030	51,969
2,892,946	Pool AH7309	4.00%		02/01/2031	3,055,003
1,699,263	Pool MA0264	4.50%		12/01/2029	1,822,579
186,859	Pool MA0282	5.00%		12/01/2039	205,838
1,265,733	Pool MA0353	4.50%		03/01/2030	1,372,843
111,524	Pool MA0468	5.00%		07/01/2040	119,354

	Government National Mortgage Association,
1,494,846	Pool 752494	5.50%		09/20/2039	1,656,096
271,875	Series 2003-67-SP	6.94%	# I/F I/O	08/20/2033	84,206
442,844	Series 2008-82-SM	5.89%	# I/F I/O	09/20/2038	63,339
5,934,468	Series 2009-32-ZE	4.50%		05/16/2039	6,229,548
4,348,610	Series 2009-35-DZ	4.50%		05/20/2039	4,645,531
4,283,987	Series 2009-75-GZ	4.50%		09/20/2039	4,530,163
5,006,950	Series 2009-75-HZ	5.00%		09/20/2039	5,428,387
106,551	Series 2010-25-ZB	4.50%		02/16/2040	105,509
6,865,487	Series 2011-45-GZ	4.50%		03/20/2041	7,213,983
8,390,271	Series 2011-70-WS	9.39%	# I/F	12/20/2040	8,352,636
11,357,140	Series 2011-71-ZA	4.50%		02/20/2041	12,028,313

	Total US Government / Agency Mortgage Backed Obligations (Cost $266,073,492)				270,857,919

US GOVERNMENT BONDS AND NOTES 16.7%
31,900,000	United States Treasury Bonds	3.75%		08/15/2041	33,245,797
45,500,000	United States Treasury Notes	0.25%		05/31/2014	45,516,881
25,500,000	United States Treasury Notes	0.13%		07/31/2014	25,506,477
14,600,000	United States Treasury Notes	1.50%		01/31/2019	14,472,819
44,900,000	United States Treasury Notes	1.00%		08/31/2019	42,844,433
43,400,000	United States Treasury Notes	1.88%		06/30/2020	42,749,000
57,100,000	United States Treasury Notes	1.63%		08/15/2022	53,103,000
32,100,000	United States Treasury Notes	2.75%		11/15/2023	32,247,949

	Total US Government Bonds and Notes (Cost $293,531,184)				289,686,356

AFFILIATED MUTUAL FUNDS 6.0% (a)
10,281,654	DoubleLine Floating Rate Fund				104,358,793

	Total Affiliated Mutual Funds (Cost $103,628,896)				104,358,793

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SHORT TERM INVESTMENTS 3.6%
20,737,540	BlackRock Institutional Liquidity Funds FedFund Portfolio	0.01%	♦		20,737,540
20,737,539	Fidelity Institutional Government Portfolio	0.01%	♦		20,737,539
20,737,540	Morgan Stanley Institutional Liquidity Funds	0.04%	♦		20,737,540

	Total Short Term Investments (Cost $62,212,619)				62,212,619

	Total Investments 99.3% (Cost $1,707,785,141)				1,723,020,704
	Other Assets in Excess of Liabilities 0.7%				12,451,331

	NET ASSETS 100.0%				$1,735,472,035

SECURITY TYPE BREAKDOWN as % of Net Assets
Foreign Corporate Bonds	17.2%
US Government Bonds and Notes	16.7%
US Government / Agency Mortgage Backed Obligations	15.6%
US Corporate Bonds	14.9%
Non-Agency Residential Collateralized Mortgage Obligations	14.1%
Non-Agency Commercial Mortgage Backed Obligations	7.5%
Affiliated Mutual Funds	6.0%
Short Term Investments	3.6%
Collateralized Loan Obligations	3.1%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	0.6%
Other Assets and Liabilities	0.7%

100.0%

COUNTRY BREAKDOWN as a % of Net Assets:
United States	81.5%
Mexico	2.6%
Brazil	2.3%
Peru	2.2%
Russia	2.2%
Colombia	2.1%
Chile	1.2%
Guatemala	1.0%
United Kingdom	0.6%
Canada	0.5%
India	0.4%
South Korea	0.3%
Supranational	0.3%
Dominican Republic	0.3%
Costa Rica	0.3%
Australia	0.3%
China	0.3%
Netherlands	0.3%
Jamaica	0.2%
France	0.1%
Turkey	0.1%
Luxembourg	0.1%
Panama	0.1%
Israel	0.0%	~
Paraguay	0.0%	~
Barbados	0.0%	~
El Salvador	0.0%	~
Other Assets and Liabilities	0.7%

	100.0%

34	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2014

INVESTMENT BREAKDOWN as a % of Net Assets:
US Government Bonds and Notes	16.7%
US Government / Agency Mortgage Backed Obligations	15.6%
Non-Agency Residential Collateralized Mortgage Obligations	14.1%
Non-Agency Commercial Mortgage Backed Obligations	7.5%
Affiliated Mutual Funds	6.0%
Banking	6.0%
Oil and Gas	3.7%
Short Term Investments	3.6%
Collateralized Loan Obligations	3.1%
Telecommunications	2.2%
Consumer Products	1.8%
Chemicals/Plastics	1.6%
Utilities	1.6%
Health Care	1.5%
Mining	1.2%
Financial Intermediaries	1.1%
Automotive	1.0%
Building and Development	0.9%
Retail	0.8%
Transportation	0.7%
Pharmaceuticals	0.7%
Food/Drug Retailers	0.6%
Finance	0.6%
Energy	0.6%

INVESTMENT BREAKDOWN as a % of Net Assets: (Cont.)
Conglomerates	0.6%
Construction	0.6%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	0.6%
Insurance	0.6%
Business Equipment and Services	0.5%
Software	0.4%
Media	0.4%
Real Estate	0.4%
Beverage and Tobacco	0.3%
Hotels/Motels/Inns and Casinos	0.3%
Environmental Control	0.2%
Industrial	0.2%
Air Transport	0.2%
Food Products	0.2%
Machinery and Tools	0.1%
Electronics/Electric	0.1%
Leisure	0.1%
Containers and Glass Products	0.1%
Cosmetics/Toiletries	0.1%
Drugs	0.1%
Other Assets and Liabilities	0.7%

100.0%

#	Variable rate security. Rate disclosed as of March 31, 2014.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2014, the value of these securities amounted to $270,150,204 or 15.6% of net assets.

I/O	Interest only security

I/F	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates

(a)	Institutional class shares held

♦	Seven-day yield as of March 31, 2014

~	Represents less than 0.05% of net assets
†	Perpetual Maturity

Investments in Affiliates

Generally, an issuer is an affiliate of a Fund under the Investment Company Act of 1940 if the Fund holds 5% or more of the outstanding voting securities of the issuer or if the issuer is under common control with the Fund.

A summary of DoubleLine Core Fixed Income Fund’s investments in affiliated mutual funds for the year ended March 31, 2014 is as follows:

Fund	Value at March 31, 2013	Gross Purchases	Gross Sales	Shares Held at March 31, 2014	Value at March 31, 2014	Dividend Income Earned in the Year Ended March 31, 2014	Net Realized Gain (Loss) in the Year Ended March 31, 2014
DoubleLine Floating Rate Fund	$58,383,641	$70,211,000	$25,000,000	10,281,654	$104,358,793	$2,719,936	$417,896

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2014	35

Schedule of Investments  DoubleLine Emerging Markets Fixed Income Fund

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN CORPORATE BONDS 97.8%

BARBADOS 0.2%
$900,000	Columbus International, Inc.	7.38%	^	03/30/2021	928,125

					928,125

BRAZIL 15.8%
2,000,000	Banco do Brasil S.A.	8.50%	#†	10/20/2020	2,270,000
1,500,000	Banco do Brasil S.A.	5.88%		01/19/2023	1,520,625
3,000,000	BR Malls International Finance Ltd.	8.50%	†	01/21/2016	3,054,390
2,700,000	Braskem America Finance Company	7.13%		07/22/2041	2,588,625
5,165,000	Braskem Finance Ltd.	7.38%	†	10/04/2015	5,158,544
1,300,000	Cosan Luxembourg S.A.	5.00%	^	03/14/2023	1,225,250
1,000,000	Cosan Overseas Ltd.	8.25%	†	11/05/2015	1,032,500
8,600,000	ESAL GmbH	6.25%	^	02/05/2023	8,170,000
2,000,000	ESAL GmbH	6.25%		02/05/2023	1,900,000
2,000,000	Itau Unibanco Holding S.A.	5.50%		08/06/2022	2,010,000
2,000,000	JBS Investments GmbH	7.25%	^	04/03/2024	2,000,000
3,275,000	Magnesita Finance Ltd.	8.63%	†	04/05/2017	3,139,906
2,550,000	Minerva Luxembourg S.A.	8.75%	#^†	04/03/2019	2,556,375
8,100,000	Minerva Luxembourg S.A.	7.75%	^	01/31/2023	8,314,650
500,000	Minerva Luxembourg S.A.	7.75%		01/31/2023	513,250
11,000,000	OAS Financial Ltd.	8.88%	#^†	04/25/2018	10,367,500
8,100,000	Odebrecht Finance Ltd.	7.50%	†	09/14/2015	8,201,250
4,900,000	Odebrecht Finance Ltd.	7.13%		06/26/2042	4,802,000
520,000	Odebrecht Offshore Drilling	6.63%	^	10/01/2022	543,400
3,900,000	Petrobras Global Finance B.V.	4.38%		05/20/2023	3,578,332
4,800,000	Samarco Mineracao S.A.	4.13%	^	11/01/2022	4,428,000
4,325,000	Samarco Mineracao S.A.	4.13%		11/01/2022	3,989,812

					81,364,409

CHILE 7.3%
3,500,000	Automotores Gildemeister S.A.	8.25%		05/24/2021	2,625,000
11,000,000	Cencosud S.A.	4.88%	^	01/20/2023	10,695,498
2,000,000	CFR International S.A.	5.13%	^	12/06/2022	1,942,012
8,200,000	CorpGroup Banking S.A.	6.75%	^	03/15/2023	8,077,000
4,700,000	ENTEL Chile S.A.	4.88%	^	10/30/2024	4,749,980
3,350,000	Guanay Finance Ltd.	6.00%	^	12/15/2020	3,551,000
3,900,000	SMU S.A.	7.75%	^	02/08/2020	2,710,500
3,500,000	Tanner Servicios Financieros S.A.	4.38%	^	03/13/2018	3,524,143

					37,875,133

CHINA 1.9%
9,000,000	Noble Group Ltd.	6.75%		01/29/2020	9,810,000

					9,810,000

COLOMBIA 13.1%
1,900,000	Banco Davivienda S.A.	5.88%		07/09/2022	1,876,250
4,000,000	Banco de Bogota S.A.	5.38%	^	02/19/2023	4,005,000
3,050,000	Banco de Bogota S.A.	5.38%		02/19/2023	3,053,813
3,400,000	Banco GNB Sudameris S.A.	3.88%	^	05/02/2018	3,302,250
3,100,000	Banco GNB Sudameris S.A.	7.50%		07/30/2022	3,208,500
10,080,000	Bancolombia S.A.	6.13%		07/26/2020	10,722,096
12,000,000	Grupo Aval Ltd.	4.75%	^	09/26/2022	11,610,000
6,000,000	Grupo Aval Ltd.	4.75%		09/26/2022	5,805,000

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$4,654,000	Pacific Rubiales Energy Corporation	7.25%	^	12/12/2021	5,131,035
6,040,000	Pacific Rubiales Energy Corporation	7.25%		12/12/2021	6,659,100
9,053,000	Pacific Rubiales Energy Corporation	5.13%		03/28/2023	8,849,307
3,000,000	Transportadora de Gas Internacional S.A.	5.70%		03/20/2022	3,135,000

					67,357,351

COSTA RICA 2.2%
6,000,000	Instituto Costarricense de Electricidad	6.95%	^	11/10/2021	6,390,000
4,775,000	Instituto Costarricense de Electricidad	6.95%		11/10/2021	5,085,375

					11,475,375

DOMINICAN REPUBLIC 2.7%
1,600,000	AES Andres Dominicana Ltd.	9.50%	^	11/12/2020	1,710,000
11,463,000	AES Andres Dominicana Ltd.	9.50%		11/12/2020	12,251,081

					13,961,081

EL SALVADOR 0.1%
800,000	AES El Salvador Trust	6.75%		03/28/2023	748,000

					748,000

GUATEMALA 6.3%
2,500,000	Bantrab Senior Trust	9.00%		11/14/2020	2,420,000
600,000	Cementos Progreso Trust	7.13%	^	11/06/2023	628,500
6,400,000	Cementos Progreso Trust	7.13%		11/06/2023	6,704,000
9,000,000	Comcel Trust	6.88%	^	02/06/2024	9,438,750
5,900,000	Industrial Senior Trust	5.50%	^	11/01/2022	5,656,625
8,100,000	Industrial Senior Trust	5.50%		11/01/2022	7,765,875

					32,613,750

INDIA 2.8%
3,740,000	Reliance Industries Ltd.	5.88%	†	02/05/2018	3,431,450
500,000	Reliance Industries Ltd.	8.25%		01/15/2027	618,388
5,400,000	Vedanta Resources PLC	8.25%		06/07/2021	5,747,625
4,400,000	Vedanta Resources PLC	7.13%	^	05/31/2023	4,400,000

					14,197,463

ISRAEL 0.3%
1,600,000	B Communications Ltd.	7.38%	^	02/15/2021	1,688,000

					1,688,000

JAMAICA 1.2%
500,000	Digicel Ltd.	7.00%		02/15/2020	522,500
5,500,000	Digicel Ltd.	7.13%	^	04/01/2022	5,575,625

					6,098,125

MALAYSIA 0.2%
1,000,000	IOI Investment BHD	4.38%		06/27/2022	987,350

					987,350

MEXICO 14.2%
2,000,000	Alpek S.A. de C.V.	5.38%	^	08/08/2023	2,070,000
500,000	BBVA Bancomer S.A.	6.50%		03/10/2021	543,125
6,200,000	Cemex Espana S.A.	9.25%		05/12/2020	6,835,500
3,000,000	Credito Real S.A.B. de C.V.	7.50%	^	03/13/2019	3,120,000
8,900,000	Fresnillo PLC	5.50%	^	11/13/2023	8,989,000
1,200,000	Grupo Elektra S.A.B. de C.V.	7.25%		08/06/2018	1,254,000

36	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$8,500,000	Grupo Idesa S.A. de C.V.	7.88%	^	12/18/2020	8,871,875
6,000,000	Grupo KUO S.A.B. de C.V.	6.25%	^	12/04/2022	6,135,000
7,000,000	Grupo KUO S.A.B. de C.V.	6.25%		12/04/2022	7,157,500
1,745,000	Ixe Banco S.A.	9.25%		10/14/2020	2,067,825
6,512,000	Metalsa S.A. de C.V.	4.90%		04/24/2023	6,056,160
6,600,000	Mexichem S.A.B. de C.V.	6.75%		09/19/2042	6,501,000
6,293,000	Mexico Generadora de Energia	5.50%		12/06/2032	6,198,605
500,000	TV Azteca S.A.B. de C.V.	7.50%		05/25/2018	529,375
6,475,000	TV Azteca S.A.B. de C.V.	7.63%		09/18/2020	6,847,313

					73,176,278

PANAMA 0.7%
3,746,350	ENA Norte Trust	4.95%		04/25/2023	3,769,764

					3,769,764

PARAGUAY 0.3%
900,000	Banco Regional SAECA	8.13%	^	01/24/2019	967,500
400,000	Telefonica Celular del Paraguay S.A.	6.75%	^	12/13/2022	422,500

					1,390,000

PERU 14.9%
2,000,000	Banco de Credito del Peru	6.13%	#^	04/24/2027	2,085,000
3,135,000	Banco de Credito del Peru	9.75%	#	11/06/2069	3,707,138
4,000,000	Banco International del Peru S.A.A.	6.63%	#^	03/19/2029	4,045,000
3,508,000	Banco International del Peru S.A.A.	8.50%	#	04/23/2070	3,762,330
7,483,000	Cia Minera Milpo S.A.A.	4.63%	^	03/28/2023	6,949,836
3,000,000	Corporacion Azucarera del Peru S.A.	6.38%		08/02/2022	2,733,750
400,000	Corporacion Lindley S.A.	4.63%	^	04/12/2023	375,500
1,700,000	Corporacion Pesquera Inca S.A.C.	9.00%	^	02/10/2017	1,734,000
6,305,000	Corporacion Pesquera Inca S.A.C.	9.00%		02/10/2017	6,431,100
3,600,000	Ferreycorp S.A.A.	4.88%	^	04/26/2020	3,469,500
2,163,153	IIRSA Norte Finance Ltd.	8.75%		05/30/2024	2,536,297
600,000	Inkia Energy Ltd.	8.38%	^	04/04/2021	654,000
1,900,000	Inkia Energy Ltd.	8.38%		04/04/2021	2,071,000
2,500,000	Maestro Peru S.A.	6.75%		09/26/2019	2,243,750
6,250,000	Minsur S.A.	6.25%	^	02/07/2024	6,578,125
4,100,000	Pesquera Exalmar S.A.A.	7.38%	^	01/31/2020	3,746,375
2,730,000	Pesquera Exalmar S.A.A.	7.38%		01/31/2020	2,494,537
3,800,000	Scotiabank Peru S.A.	4.50%	#^	12/13/2027	3,496,000
7,200,000	Scotiabank Peru S.A.	4.50%	#	12/13/2027	6,624,000
1,900,000	Southern Copper Corporation	6.75%		04/16/2040	1,952,710
9,600,000	Southern Copper Corporation	5.25%		11/08/2042	8,267,098
700,000	Volcan Cia Minera S.A.A.	5.38%		02/02/2022	668,500

					76,625,546

RUSSIA 12.7%
6,800,000	Alfa Bond Issuance	7.50%		09/26/2019	6,868,000
13,400,000	Gaz Capital S.A.	4.95%		02/06/2028	11,557,500
1,000,000	Gaz Capital S.A.	7.29%		08/16/2037	1,035,000
5,900,000	GPN Capital S.A.	6.00%	^	11/27/2023	5,804,125
2,500,000	Lukoil International Finance B.V.	4.56%		04/24/2023	2,293,750

PRINCIPAL AMOUNT / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$500,000	Polyus Gold International Ltd.	5.63%	^	04/29/2020	468,750
11,000,000	Rosneft International Finance Ltd.	4.20%		03/06/2022	9,790,000
9,600,000	SB Capital S.A.	5.13%		10/29/2022	9,000,000
8,100,000	VimpelCom Holdings B.V.	5.95%	^	02/13/2023	7,492,500
11,450,000	VTB Capital S.A.	6.95%		10/17/2022	11,450,115

					65,759,740

TURKEY 0.9%
5,700,000	Anadolu Efes Biracilik Ve Malt Sanayii A.S.	3.38%	^	11/01/2022	4,756,649

					4,756,649

	Total Foreign Corporate Bonds (Cost $507,378,403)				504,582,139

SHORT TERM INVESTMENTS 1.9%
3,294,511	BlackRock Institutional Liquidity Funds FedFund Portfolio	0.01%	♦		3,294,511
3,294,510	Fidelity Institutional Government Portfolio	0.01%	♦		3,294,510
3,294,510	Morgan Stanley Institutional Liquidity Funds	0.04%	♦		3,294,510

	Total Short Term Investments (Cost $9,883,531)				9,883,531

	Total Investments 99.7% (Cost $517,261,934)				514,465,670
	Other Assets in Excess of Liabilities 0.3%				1,300,954

	NET ASSETS 100.0%				$515,766,624

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2014	37

Schedule of Investments  DoubleLine Emerging Markets Fixed Income Fund  (Cont.)

COUNTRY BREAKDOWN as a % of Net Assets:
Brazil	15.8%
Peru	14.9%
Mexico	14.2%
Colombia	13.1%
Russia	12.7%
Chile	7.3%
Guatemala	6.3%
India	2.8%
Dominican Republic	2.7%
Costa Rica	2.2%
China	1.9%
United States	1.9%

COUNTRY BREAKDOWN as a % of Net Assets: (Cont.)
Jamaica	1.2%
Turkey	0.9%
Panama	0.7%
Israel	0.3%
Paraguay	0.3%
Barbados	0.2%
Malaysia	0.2%
El Salvador	0.1%
Other Assets and Liabilities	0.3%

100.0%

#	Variable rate security. Rate disclosed as of March 31, 2014.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2014, the value of these securities amounted to $215,550,454 or 41.8% of net assets.

♦	Seven-day yield as of March 31, 2014

†	Perpetual Maturity

38	DoubleLine Funds Trust	See Accompanying Notes

Schedule of Investments (Consolidated) DoubleLine Multi-Asset Growth Fund	March 31, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
COLLATERALIZED LOAN OBLIGATIONS 2.9%

	Brookside Mill Ltd.,
$1,000,000	Series 2013-1A-E	4.64%	#^	04/17/2025	919,785
1,000,000	Series 2013-1A-SUB	15.50%	#^@	04/17/2025	1,020,450

	Cent Ltd.,
1,000,000	Series 2013-18A-D	3.69%	#^	07/23/2025	971,327
1,000,000	Series 2013-18A-E	4.84%	#^	07/23/2025	917,343
1,000,000	Series 2013-18A-SUB	11.68%	#^@	07/23/2025	960,345

	Total Collateralized Loan Obligations (Cost $4,705,197)				4,789,250

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 7.6%
	Adjustable Rate Mortgage Trust,
342,800	Series 2006-1-2A1	2.99%	#	03/25/2036	263,851

	Banc of America Alternative Loan Trust,
615,734	Series 2006-7-A4	6.00%	#	10/25/2036	462,356

	BCAP LLC Trust,
66,093	Series 2007-AA2-2A5	6.00%		04/25/2037	58,000
2,708,439	Series 2009-RR4-1A2	4.25%	#^	06/26/2037	1,395,208
106,000	Series 2010-RR6-1A20	5.96%	#^	08/26/2022	108,029

	Chaseflex Trust,
341,291	Series 2007-M1-2F4	4.89%	#	08/25/2037	271,678

	Citicorp Mortgage Securities, Inc.,
132,377	Series 2007-2-3A1	5.50%		02/25/2037	132,375

	Citigroup Mortgage Loan Trust, Inc.,
357,888	Series 2009-7-2A2	5.50%	^	10/25/2021	354,079

	CitiMortgage Alternative Loan Trust,
421,578	Series 2007-A6-1A11	6.00%		06/25/2037	359,693
152,452	Series 2006-32CB-A16	5.50%		11/25/2036	133,202
883,967	Series 2006-J1-2A1	7.00%		02/25/2036	389,080
33,529	Series 2007-17CB-1A10	29.19%	# I/F	08/25/2037	50,088
23,480	Series 2007-21CB-2A2	27.78%	# I/F	09/25/2037	34,596

	Countrywide Home Loans,
423,204	Series 2007-10-A5	6.00%		07/25/2037	386,132
21,651	Series 2007-4-1A5	6.50%		05/25/2037	19,157

	Credit Suisse First Boston Mortgage Securities Corporation,
267,962	Series 2005-8-1A3	5.25%		09/25/2035	264,654

	Credit Suisse Mortgage Capital Certificates,
52,966	Series2006-9-4A1	6.00%		11/25/2036	54,604
439,460	Series2010-7R-4A17	6.82%	#^	04/26/2037	399,598

	Deutsche Mortgage Securities, Inc.,
245,726	Series 2006-PR1-3A1	11.91%	#^ I/F	04/15/2036	294,317
366,394	Series2006-PR1-5AI4	11.91%	#^ I/F	04/15/2036	441,959

	First Horizon Alternative Mortgage Securities,
86,257	Series 2007-FA2-1A3	6.00%		04/25/2037	69,805

	GSAA Home Equity Trust,
1,000,000	Series 2006-15-AF3B	5.93%	#	09/25/2036	244,137

	GSR Mortgage Loan Trust,
243,744	Series 2006-2F-2A20	10.95%	# I/F	02/25/2036	254,744

	JP Morgan Alternative Loan Trust,
53,456	Series 2005-S1-2A11	6.00%		12/25/2035	48,205
786,512	Series 2006-S1-1A3	5.50%		03/25/2036	687,534

	JP Morgan Mortgage Acquisition Corporation,
198,883	Series 2006-CH2-AF3	5.25%	#	10/25/2036	155,757

	Lavender Trust,
297,000	Series 2010-R12A-A3	6.00%	^	06/26/2037	308,028

	Lehman Mortgage Trust,
129,309	Series 2006-4-1A3	5.25%	# I/F I/O	08/25/2036	18,578
8,081	Series 2006-4-1A4	6.00%		08/25/2036	6,773
73,576	Series 2007-5-11A1	5.51%	#	06/25/2037	54,652

	Lehman XS Trust,
309,290	Series 2005-1-3A3A	5.11%	#	07/25/2035	274,403

	Long Beach Mortgage Loan Trust,
351,409	Series 2005-WL2-M1	0.62%	#	08/25/2035	342,223

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	MASTR Resecuritization Trust,
$462,488	Series 2008-4-A1	6.00%	#^	06/27/2036	418,248

	Morgan Stanley Mortgage Loan Trust,
422,491	Series 2007-13-6A1	6.00%		10/25/2037	345,891

	Residential Accredit Loans, Inc.,
362,192	Series 2006-QS10-A9	6.50%		08/25/2036	313,198
6,463	Series 2006-QS13-1A8	6.00%		09/25/2036	5,047
363,730	Series 2006-QS2-1A4	5.50%		02/25/2036	299,947
74,103	Series2006-QS7-A4	0.55%	#	06/25/2036	49,400
222,310	Series2006-QS7-A5	5.45%	# I/F I/O	06/25/2036	31,202
140,488	Series2006-QS8-A4	0.60%	#	08/25/2036	90,011
421,464	Series2006-QS8-A5	5.40%	# I/F I/O	08/25/2036	57,819

	Residential Asset Mortgage Products, Inc.,
421,517	Series 2004-RS2-MII1	1.02%	#	02/25/2034	402,500
1,399	Series 2004-RS9-AI4	4.77%	#	10/25/2032	1,440

	Residential Asset Securitization Trust,
35,000	Series 2005-A12-A12	5.50%		11/25/2035	32,691
812,340	Series2006-A16-1A3	6.00%		02/25/2037	683,293
610,965	Series 2007-A1-A8	6.00%		03/25/2037	476,558
641,673	Series 2007-A5-2A5	6.00%		05/25/2037	587,727

	Washington Mutual Mortgage Pass-Through Certificates,
373,653	Series 2006-8-A6	5.77%	#	10/25/2036	263,780

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $11,290,290)				12,396,247

US GOVERNMENT / AGENCY MORTGAGE BACKED OBLIGATIONS 3.3%

	Federal Home Loan Mortgage Corporation,
120,641	Series 3261-SA	6.28%	# I/F I/O	01/15/2037	19,601
142,094	Series 3317-DS	14.61%	# I/F	05/15/2037	168,569
250,258	Series 3355-BI	5.90%	# I/F I/O	08/15/2037	34,858
249,682	Series 3384-S	6.24%	# I/F I/O	11/15/2037	31,859
464,254	Series 3384-SG	6.16%	# I/F I/O	08/15/2036	60,744
286,070	Series 3417-SX	6.03%	# I/F I/O	02/15/2038	37,860
457,169	Series 3423-GS	5.50%	# I/F I/O	03/15/2038	51,254
4,633,401	Series 3423-TG	0.35%	# I/F I/O	03/15/2038	41,798
522,475	Series 3500-SA	5.37%	# I/F I/O	01/15/2039	62,456
580,095	Series 3523-SM	5.85%	# I/F I/O	04/15/2039	67,474
132,242	Series 3562-WS	4.80%	# I/F I/O	08/15/2039	11,995
586,610	Series 3728-SV	4.30%	# I/F I/O	09/15/2040	60,724
499,772	Series 3758-S	5.88%	# I/F I/O	11/15/2040	64,787
72,810	Series 3779-DZ	4.50%		12/15/2040	73,627
27,715	Series 3780-YS	9.59%	# I/F	12/15/2040	27,160
582,948	Series 3815-ST	5.70%	# I/F I/O	02/15/2041	66,932
251,365	Series 3900-SB	5.82%	# I/F I/O	07/15/2041	30,936
372,709	Series 3923-CZ	5.00%		09/15/2041	408,610

	Federal National Mortgage Association,
220,903	Series 2006-101-SA	6.43%	# I/F I/O	10/25/2036	33,724
111,509	Series 2006-123-LI	6.17%	# I/F I/O	01/25/2037	19,096
778,667	Series 2007-39-AI	5.97%	# I/F I/O	05/25/2037	106,666
410,451	Series 2007-57-SX	6.47%	# I/F I/O	10/25/2036	66,785
28,914	Series 2009-49-S	6.60%	# I/F I/O	07/25/2039	4,032
623,323	Series 2009-86-CI	5.65%	# I/F I/O	09/25/2036	69,318
379,075	Series 2009-90-IA	5.60%	# I/F I/O	03/25/2037	40,559
343,212	Series 2009-90-IB	5.57%	# I/F I/O	04/25/2037	36,240
677,968	Series 2010-39-SL	5.52%	# I/F I/O	05/25/2040	86,152
472,676	Series 2011-5-PS	6.25%	# I/F I/O	11/25/2040	60,083
323,860	Series 2012-30-DZ	4.00%		04/25/2042	316,654
1,025,283	Series 2013-53-ZC	3.00%		06/25/2043	801,033
957,272	Series 2013-55-KS	5.77%	# I/F	06/25/2043	767,561
957,494	Series 2013-55-VZ	3.00%		06/25/2043	779,714

	Government National Mortgage Association,
69,392	Series 2009-6-SM	5.79%	# I/F I/O	02/20/2038	9,833
13,621	Series 2011-12-PO	0.00%	P/O	12/20/2040	8,984
572,124	Series 2011-45-GZ	4.50%		03/20/2041	601,165
250,000	Series 2011-7-LS	9.57%	# I/F	12/20/2040	273,551

	Total US Government / Agency Mortgage Backed Obligations (Cost $5,686,039)				5,402,394

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2014	39

Schedule of Investments (Consolidated)  DoubleLine Multi-Asset Growth Fund  (Cont.)

SHARES	SECURITY DESCRIPTION	VALUE $
EXCHANGE TRADED FUNDS AND COMMON STOCK 19.5%
450,000	First Trust ISE-Revere Natural Gas Index Fund	9,315,000
180,000	ING Prime Rate Trust	1,044,000
85,000	Invesco Dynamic Credit Opportunities Fund	1,099,900
255,000	Japan Equity Fund, Inc.	1,665,150
283,000	Market Vectors Gold Miners ETF	6,678,800
91,000	Nuveen Floating Rate Income Fund	1,088,360
100,000	Pioneer Floating Rate Trust	1,264,000
235,000	Vanguard FTSE Developed Markets ETF	9,698,450

	Total Exchange Traded Funds and Common Stock (Cost $30,092,821)	31,853,660

AFFILIATED MUTUAL FUNDS 22.7% (a)
654,370	DoubleLine Core Fixed Income Fund	7,119,545
375,141	DoubleLine Floating Rate Fund	3,807,681
2,388,645	DoubleLine Total Return Bond Fund	26,036,229

	Total Affiliated Mutual Funds (Cost $37,931,161)	36,963,455

PURCHASED OPTIONS 1.0%
10	Gold London PM Fix Call, Expiration December 2014, Strike Price $2,000.00	1,140
5,000,000	Euro / U.S. Dollar Call, Expiration November 2014, Strike Price $1.34	192,611
500	Market Vectors Gold Miners ETF Call, June 2014, Strike Price $28.00	14,000
1,000	Market Vectors Gold Miners ETF Call, June 2014, Strike Price $30.00	15,000
20,000,000	U.S. Dollar / Chinese Renminbi Call, Expiration March 2016, Strike Price $6.23	476,900
25,000,000	U.S. Dollar / Singapore Dollar Call, Expiration May 2014, Strike Price $1.28	35,823
5,000,000	Euro / U.S. Dollar Put, Expiration November 2014, Strike Price $1.34	66,275
491	iShares Russell 2000 ETF Put, Expiration June 2014, Strike Price $113.00	141,408
161	PowerShares QQQ Trust Series 1 Put, Expiration June 2014, Strike Price $85.63	30,751
2,000	SPDR S&P 500 ETF Trust Put, Expiration June 2014, Strike Price $176.00	370,000
20,000,000	U.S. Dollar / Chinese Renminbi Put, Expiration March 2016, Strike Price $6.23	287,658

	Total Purchased Options (Cost $2,824,421)	1,631,566

PRINCIPAL AMOUNT/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SHORT TERM INVESTMENTS 40.6%
$8,936,134	BlackRock Institutional Liquidity Funds FedFund Portfolio	0.01%	♦		8,936,134
10,963,377	Fidelity Institutional Government Portfolio	0.01%	♦		10,963,377
9,953,134	Morgan Stanley Institutional Liquidity Funds	0.04%	♦		9,953,134
8,300,000	United States Treasury Bills	0.00%		04/03/2014	8,299,977
25,000,000	United States Treasury Bills	0.00%		04/17/2014	24,999,500
3,000,000	United States Treasury Bills	0.00%		05/08/2014	2,999,846

	Total Short Term Investments (Cost $66,151,968)				66,151,968

	Total Investments 97.6% (Cost $158,681,897)				159,188,540
	Other Assets in Excess of Liabilities 2.4%				3,836,797

	NET ASSETS 100.0%				$163,025,337

SECURITY TYPE BREAKDOWN as % of Net Assets
Short Term Investments	40.6%
Affiliated Mutual Funds	22.7%
Exchange Traded Funds and Common Stock	19.5%
Non-Agency Residential Collateralized Mortgage Obligations	7.6%
US Government / Agency Mortgage Backed Obligations	3.3%
Collateralized Loan Obligations	2.9%
Purchased Options	1.0%
Other Assets and Liabilities	2.4%

100.0%

40	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2014

#	Variable rate security. Rate disclosed as of March 31, 2014.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2014, the value of these securities amounted to $8,508,716 or 5.2% of net assets.

I/F	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates

I/O	Interest only security

P/O	Principal only security

(a)	Institutional class shares held at each Fund

♦	Seven-day yield as of March 31, 2014

@	Security pays interest at rates that represent residual cashflows available after more senior tranches have been paid. The interest rate disclosed reflects the estimated rate in effect as of March 31, 2014.

Futures Contracts - Long
Contracts	Security Description	Expiration Month	Unrealized Appreciation (Depreciation)
68	Hard Red Winter Wheat Future	05/2014	$294,715
73	Wheat Future	05/2014	323,686
250	mini MSCI EAFE Index Future	06/2014	463,307
89	NASDAQ-100 EMINI Future	06/2014	(90,009)
230	Nikkei-225 Stock Average Future	06/2014	(440,395)
130	S&P500 EMINI Future	06/2014	205,650
144	10-Year U.S. Treasury Note Future	06/2014	(94,788)

			$662,166

Total Return Swaps - Long
Reference Entity	Counterparty	Notional Amount	Termination Date	Unrealized Appreciation (Depreciation)
S&P GSCI Brent Crude Official Close Index	Morgan Stanley	795,000	04/03/2014	$(517)
S&P GSCI Crude Oil Official Close Index	Morgan Stanley	795,000	04/03/2014	2,355
S&P GSCI Cotton Official Close Index	Morgan Stanley	795,000	04/03/2014	8,245
S&P GSCI Heating Oil Official Close Index	Morgan Stanley	795,000	04/03/2014	(3,539)
S&P GSCI Unleaded Gasoline Official Close Index	Morgan Stanley	795,000	04/03/2014	(5,815)
S&P GSCI Soybeans Official Close Index	Morgan Stanley	795,000	04/03/2014	15,219
NYSE Arca Natural Gas Index	Goldman Sachs	7,500,000	06/26/2014	178,274

				$194,222

Total Return Swaps - Short
Reference Entity	Counterparty	Notional Amount	Termination Date	Unrealized Appreciation (Depreciation)
S&P GSCI Corn Official Close Index	Morgan Stanley	795,000	04/03/2014	$(16,159)
S&P GSCI Aluminum Official Close Index	Morgan Stanley	795,000	04/03/2014	(21,471)
S&P GSCI Coffee Official Close Index	Morgan Stanley	795,000	04/03/2014	(6,987)
S&P GSCI Natural Gas Official Close Index	Morgan Stanley	795,000	04/03/2014	29,256
S&P GSCI Sugar Official Close Index	Morgan Stanley	795,000	04/03/2014	4,449
S&P GSCI Wheat Official Close Index	Morgan Stanley	795,000	04/03/2014	14,826

				$3,914

Investments in Affiliates

Generally, an issuer is an affiliate of a Fund under the Investment Company Act of 1940 if the Fund holds 5% or more of the outstanding voting securities of the issuer or if the issuer is under common control with the Fund.

A summary of DoubleLine Multi-Asset Growth Fund’s (Consolidated) investments in affiliated mutual funds for the year ended March 31, 2014 is as follows:

Fund	Value at March 31, 2013	Gross Purchases	Gross Sales	Shares Held at March 31, 2014	Value at March 31, 2014	Dividend Income Earned in the Year Ended March 31, 2014	Net Realized Gain (Loss) in the Year Ended March 31, 2014
DoubleLine Core Fixed Income Fund	$—	$7,100,000	$—	654,370	$7,119,545	$72,738	$—
DoubleLine Floating Rate Fund	—	4,800,000	1,000,000	375,141	3,807,681	79,798	3,929
DoubleLine Total Return Bond Fund	54,934,079	3,300,000	30,200,000	2,388,645	26,036,229	1,722,794	(518,989)

	$54,934,079	$15,200,000	$31,200,000	3,418,156	$36,963,455	$1,875,330	$(515,060)

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2014	41

Schedule of Investments DoubleLine Low Duration Bond Fund

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 0.7%

	SoFi Professional Loan Program,
$13,843,729	Series 2013-A-A	3.75%	^	06/25/2020	13,984,935

	Total Asset Backed Obligations (Cost $13,843,272)				13,984,935

BANK LOANS 9.9%

	Activision Blizzard, Inc.,
5,085,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.25%	#	10/13/2020	5,091,356

	Calpine Construction Finance LP,
7,984,962	Guaranteed Senior Secured 1st Lien Delayed-Draw Term Loan, Tranche B1	3.00%	#	05/04/2020	7,867,184

	CBS Outdoor Americas Capital LLC,
8,000,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.00%	#	02/01/2021	7,982,520

	CIH International,
5,969,925	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	2.75%	#	06/05/2020	6,004,222

	DaVita, Inc.,
5,969,773	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	4.00%	#	11/01/2019	6,009,333

	Delta Air Lines, Inc.,
4,984,887	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1	3.50%	#	10/18/2018	4,995,405

	Energy Transfer Equity LP,
8,000,000	Guaranteed Senior Secured 1st Lien Term Loan	3.25%	#	12/02/2019	7,992,640

	Goodyear Tire & Rubber Company,
6,000,000	Guaranteed Senior Secured 2nd Lien Term Loan	4.75%	#	04/30/2019	6,042,480

	H.J. Heinz Company,
5,959,925	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	3.50%	#	06/05/2020	5,992,309

	HCA, Inc.,
5,970,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B4	2.98%	#	05/01/2018	5,975,267

	Hilton Worldwide Finance LLC,
4,578,947	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.50%	#	10/26/2020	4,591,850

	Huntsman International LLC,
5,979,730	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	2.69%	#	04/19/2017	5,998,480

	Jazz Pharmaceuticals, Inc.,
6,000,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.25%	#	06/12/2018	6,009,750

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	KAR Auction Services, Inc.,
$5,988,206	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	3.50%	#	03/11/2021	5,973,235

	Las Vegas Sands LLC,
5,985,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.25%	#	12/18/2020	5,984,430

	MEG Energy Corporation,
5,984,739	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	03/31/2020	6,018,881

	NRG Energy, Inc.,
7,969,849	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	2.75%	#	07/02/2018	7,909,643

	Pinnacle Foods Finance LLC,
7,984,925	Guaranteed Senior Secured 1st Lien Term Loan, Tranche G	3.25%	#	04/29/2020	7,957,257

	Regal Cinemas Corporation,
5,987,225	Guaranteed Senior Secured 1st Lien Term Loan	2.73%	#	08/23/2017	6,019,527

	Ruby Western Pipeline Holdings LLC,
5,822,957	Senior Secured 1st Lien Term Loan, Tranche B	3.50%	#	03/27/2020	5,819,347

	SBA Senior Finance LLC,
6,000,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.25%	#	03/24/2021	5,987,700

	Schaeffler AG,
6,000,000	Senior Secured 1st Lien Term Loan, Tranche C	4.25%	#	01/27/2017	6,035,610

	Sealed Air Corporation,
6,000,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1	3.00%	#	10/03/2018	6,019,681

	Southwire Company,
6,000,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.25%	#	02/10/2021	5,997,930

	Terex Corporation,
5,957,687	Guaranteed Senior Secured 1st Lien Term Loan	3.50%	#	04/28/2017	5,991,283

	Tomkins LLC,
5,881,788	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	3.75%	#	09/29/2016	5,900,895

	Valeant Pharmaceuticals International, Inc.,
5,559,115	Guaranteed Senior Secured 1st Lien Term Loan, Tranche BE	3.75%	#	08/05/2020	5,583,436

	Vantiv LLC,
1,974,359	Guaranteed Senior Secured 1st Lien Term Loan, Tranche A	1.90%	#	05/15/2018	1,978,429

	Virgin Media Investment Holdings Ltd.,
8,000,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.50%	#	06/08/2020	7,989,640

	WMG Acquisition Corporation,
5,970,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	07/01/2020	5,948,304

	WR Grace & Company,
1,578,947	Senior Secured 1st Lien Delayed-Draw Term Loan	1.00%	#&	02/03/2021	1,577,795

42	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	WR Grace & Company,
$4,421,053	Senior Secured 1st Lien Term Loan, Tranche B	3.00%	#	02/03/2021	4,417,825

	Total Bank Loans (Cost $189,946,250)				189,663,644

COLLATERALIZED LOAN OBLIGATIONS 19.9%

	ACA Ltd.,
299,058	Series 2006-1A-A1	0.49%	#^	07/25/2018	298,282

	ACAS Ltd.,
2,000,000	Series 2007-1X-A1S	0.45%	#	04/20/2021	1,979,476

	Apidos Ltd.,
7,024,646	Series 2006-3A-A1	0.49%	#^	06/12/2020	6,992,048
3,250,000	Series 2013-16A-X	1.26%	#^	01/19/2025	3,250,171
2,250,000	Series 2014-17A-X	1.23%	#^	04/17/2026	2,250,000

	ARES Ltd.,
380,816	Series 2006-6RA-A1B	0.46%	#^	03/12/2018	380,777
552,326	Series 2006-6RA-A2	0.51%	#	03/12/2018	547,582

	Atrium Corporation,
72,884	Series 3A-A1	0.56%	#^	10/27/2016	72,881
2,445,297	Series 4A-A1A	0.49%	#^	06/08/2019	2,434,523
2,361,935	Series 4A-A2	0.49%	#^	06/08/2019	2,351,528
703,949	Series 4X-A1A	0.49%	#	06/08/2019	700,848

	Avenue Ltd.,
2,260,000	Series 2005-2A-A2L	0.66%	#^	10/30/2017	2,251,493
1,950,000	Series 2005-2A-B1L	2.04%	#^	10/30/2017	1,933,179
1,020,853	Series 2006-3A-A1L	0.50%	#^	07/20/2018	1,020,625
520,452	Series 2007-6A-A1	0.46%	#^	07/17/2019	515,946

	Avery Point Ltd.,
3,500,000	Series 2013-3A-X	1.29%	#^	01/18/2025	3,500,085
3,000,000	Series 2014-1A-A	1.75%	#^	04/25/2026	3,000,000
1,000,000	Series 2014-1A-B1	2.33%	#^	04/25/2026	1,000,000
3,750,000	Series 2014-1A-X	1.23%	#^	04/25/2026	3,750,000

	Babson, Inc.,
4,500,000	Series 2005-2A-A2	0.64%	#^	07/20/2019	4,434,849
13,532,436	Series 2007-1X-A2A	0.45%	#	01/18/2021	13,378,671

	Black Diamond Ltd.,
16,360,266	Series 2005-1A-A1	0.50%	#^	06/20/2017	16,218,761
162,283	Series 2005-1A-A1A	0.48%	#^	06/20/2017	162,283

	BlackRock Senior Income,
12,115,529	Series 2006-4A-A	0.48%	#^	04/20/2019	11,958,345
7,799,422	Series 2007-5A-A3	0.47%	#^	08/13/2019	7,626,833

	BlueMountain Ltd.,
4,500,000	Series 2005-1A-A2	0.61%	#^	11/15/2017	4,480,530

	BMI Trust,
3,744,882	Series 2013-1AR-A1R	1.17%	#^	08/01/2021	3,721,048

	Brookside Mill Ltd.,
1,555,000	Series 2013-1A-X	1.14%	#^	04/17/2025	1,554,721

	Callidus Debt Partners Fund Ltd.,
3,948,840	Series 2006-5A-A1B	0.47%	#^	11/20/2020	3,900,498

	Carlyle Global Market Strategies Ltd.,
2,250,000	Series 2013-2A-D	3.99	%#^	04/18/2025	2,219,553
530,000	Series 2013-4A-A1	1.71	%#^	10/15/2025	527,589
5,000,000	Series 2014-1A-X	1.24	%#^	04/17/2025	5,000,000

	Carlyle High Yield Partners Ltd.,
2,320,739	Series 2006-8A-A1	0.48%	#^	05/21/2021	2,287,469
16,462,028	Series 2006-8A-A2A	0.47%	#^	05/21/2021	16,342,160

	Catamaran Ltd.,
5,000,000	Series 2012-1A-A	1.64%	#^	12/20/2023	4,988,584

	Cent Ltd.,
3,340,212	Series 2005-10A-A1	0.48%	#^	12/15/2017	3,325,331
500,000	Series 2013-18A-A	1.36%	#^	07/23/2025	492,224

	Chatham Light Ltd.,
3,300,000	Series 2005-2A-A2	0.64%	#^	08/03/2019	3,247,993

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	ColumbusNova Ltd.,
$11,225,958	Series 2007-1A-A1	0.49%	#^	05/16/2019	11,121,013

	Denali Capital Ltd.,
111,677	Series 6A-A1L	0.50%	#^	04/21/2020	111,885

	Dryden Leveraged Loan,
341,651	Series 2005-8A-A	0.49%	#^	05/22/2017	341,629
1,300,000	Series 2005-8A-B	0.64%	#^	05/22/2017	1,295,206

	Dryden Senior Loan Fund,
500,000	Series 2012-25A-D	4.24%	#^	01/15/2025	500,044

	Eaton Vance Ltd.,
3,886,711	Series 2007-9A-A2	0.47%	#^	04/20/2019	3,870,319

	Four Corners Ltd.,
2,378,675	Series 2006-3A-A	0.49%	#^	07/22/2020	2,348,263

	Franklin Ltd.,
289,561	Series 2006-5A-A2	0.49%	#^	06/15/2018	285,746

	Galaxy Ltd.,
5,000,000	Series 2012-12X-A	1.64%	#	05/19/2023	5,010,362

	Gannett Peak Ltd.,
3,752,957	Series 2006-1A-A1A	0.49%	#^	10/27/2020	3,744,850

	GoldenTree Loan Opportunities Ltd.,
1,000,000	Series 2012-6A-D	4.44%	#^	04/17/2022	1,002,417
5,000,000	Series 2014-8A-A	1.61%	#^	04/19/2026	4,982,500

	Gulf Stream-Sextant Ltd.,
591,228	Series 2006-1A-A2	0.48%	#^	08/21/2020	586,710

	Halcyon Loan Advisors Funding Ltd.,
2,000,000	Series 2014-1A-X	1.28%	#^	04/18/2026	2,000,000

	ING Ltd.,
5,000,000	Series 2012-1RA-A1R	1.69%	#^	03/14/2022	5,000,934
1,000,000	Series 2012-1RA-A2R	3.24%	#^	03/14/2022	1,000,199
700,000	Series 2012-4A-A1	1.63%	#^	10/15/2023	698,460

	Jersey Street Ltd.,
158,219	Series 2006-1A-A	0.49%	#^	10/20/2018	157,519

	Kennecott Funding Ltd.,
45,262	Series 2005-1X-A2B	0.61%	#	01/13/2018	45,282

	KKR Financial Corporation,
232,877	Series 2005-1A-A1	0.51%	#^	04/26/2017	231,526
16,465,788	Series 2006-1A-A1	0.51%	#^	08/25/2018	16,382,303
3,365,148	Series 2007-1A-A	0.59%	#^	05/15/2021	3,305,987
10,164,136	Series 2007-AA-A	0.99%	#^	10/15/2017	10,139,294
5,000,000	Series 2013-1A-A1	1.39%	#^	07/15/2025	4,904,852

	Landmark Ltd.,
371,818	Series 2005-1X-A2L	0.69%	#	06/01/2017	372,390
2,500,000	Series 2005-6X-E	4.99%	#	01/14/2018	2,476,398
284,542	Series 2006-7A-A1L	0.51%	#^	07/15/2018	284,184
6,948,815	Series 2006-8A-A1	0.48%	#^	10/19/2020	6,919,861

	LCM LP,
1,000,000	Series 10X-A	1.72%	#	04/15/2022	1,001,516
1,000,000	Series 11A-B	2.39%	#^	04/19/2022	1,000,709
3,500,000	Series 12A-A	1.71%	#^	10/19/2022	3,492,686
1,750,000	Series 15A-A	1.73%	#^	08/25/2024	1,749,922
1,000,000	Series 15A-C	3.33%	#^	08/25/2024	1,000,668
4,000,000	Series 15A-X	1.23%	#^	02/25/2017	4,000,191
15,000,000	Series 5A-A1	0.46%	#^	03/21/2019	14,967,219

	Madison Park Funding Ltd.,
2,550,000	Series 2014-13A-X	1.19%	#^	01/19/2025	2,551,844

	Mountain Capital Ltd.,
170,007	Series 2005-4A-A1L	0.48%	#^	03/15/2018	169,722

	Mountain Hawk Ltd.,
5,000,000	Series 2014-A3-A	1.73%	#^	04/18/2025	4,973,000

	NewMark Capital Funding Ltd.,
9,750,000	Series 2013-1A-A2	1.36%	#^	06/02/2025	9,542,366
10,000,000	Series 2013-A1-A1	1.18%	#^	06/02/2025	9,772,065

	NOB Hill Ltd.,
535,315	Series 2006-1X-A1	0.49%	#	08/15/2018	532,861

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2014	43

Schedule of Investments  DoubleLine Low Duration Bond Fund  (Cont.)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Oak Hill Credit Partners,
$1,000,000	Series 2012-7A-A	1.65%	#^	11/20/2023	997,423

	Ocean Trails,
9,750,000	Series 2013-4A-A	1.54%	#^	08/13/2025	9,657,170

	OZLM Ltd.,
5,000,000	Series 2014-6A-A1	1.74%	#^	04/17/2026	4,999,500

	Pacific Bay Ltd.,
14,500,000	Series 2003-1A-A2	1.60%	#^	11/04/2038	13,847,500

	Race Point Ltd.,
6,730,830	Series 2006-3-A	0.50%	#^	04/15/2020	6,692,259
2,125,386	Series 2007-4A-A1A	0.44%	#^	08/01/2021	2,106,399

	Sands Point Funding Ltd.,
11,271,053	Series 2006-1A-A1	0.50%	#^	07/18/2020	11,167,668

	Slater Mill Loan Fund,
3,800,000	Series 2012-1A-B	2.89%	#^	08/17/2022	3,807,644

	Venture Ltd.,
500,000	Series 2005-1A-A2	0.69%	#^	11/22/2018	488,308
9,250,000	Series 2014-16A-A1L	1.87%	#^	04/15/2026	9,203,182

	Vitesse Ltd.,
1,777,829	Series 2006-1A-A1L	0.49%	#^	08/17/2020	1,769,363

	Wasatch Ltd.,
9,843,559	Series 2006-1A-A1B	0.48%	#^	11/14/2022	9,628,007

	Westwood Ltd.,
466,254	Series 2007-2A-A1	0.46%	#^	04/25/2022	457,608

	WhiteHorse Ltd.,
2,500,000	Series 2012-1A-B1L	4.49%	#^	02/03/2025	2,499,075
5,000,000	Series 2013-1A-A1L	1.64%	#^	11/24/2025	4,976,512

	Wind River Ltd.,
10,000,000	Series 2013-2A-A1	1.69%	#^	01/18/2026	9,997,295

	Total Collateralized Loan Obligations (Cost $379,313,985)				380,266,701

FOREIGN CORPORATE BONDS 20.1%
2,500,000	Alfa Bond Issuance	7.88%		09/25/2017	2,656,250
600,000	Alfa Bond Issuance	7.50%		09/26/2019	606,000
5,865,000	Andrade Gutierrez International S.A.	4.00%		04/30/2018	5,850,338
300,000	Andrade Gutierrez International S.A.	4.00%	^	04/30/2018	299,250
1,700,000	Australia and New Zealand Banking Group Ltd.	3.25%	^	03/01/2016	1,778,851
1,000,000	Banco Bradesco S.A.	2.34%	#	05/16/2014	1,000,352
1,500,000	Banco Davivienda S.A.	2.95%	^	01/29/2018	1,481,250
8,500,000	Banco Davivienda S.A.	2.95%		01/29/2018	8,393,750
200,000	Banco de Bogota S.A.	5.00%	^	01/15/2017	212,750
9,000,000	Banco de Bogota S.A.	5.00%		01/15/2017	9,573,749
2,815,000	Banco de Chile	6.25%		06/15/2016	3,070,670
7,923,000	Banco de Credito del Peru	4.75%		03/16/2016	8,398,380
8,000,000	Banco de Credito e Inversiones	3.00%		09/13/2017	8,151,136
1,000,000	Banco del Estado de Chile	2.00%	^	11/09/2017	996,289
2,500,000	Banco del Estado de Chile	2.00%		11/09/2017	2,490,723
2,000,000	Banco do Brasil S.A.	3.88%		01/23/2017	2,070,000
2,000,000	Banco GNB Sudameris S.A.	3.88%	^	05/02/2018	1,942,500
5,000,000	Banco GNB Sudameris S.A.	3.88%		05/02/2018	4,856,250
300,000	Banco Latinoamericano de Comercio Exterior S.A.	3.75%	^	04/04/2017	310,800

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$1,700,000	Banco Latinoamericano de Comercio Exterior S.A.	3.75%		04/04/2017	1,761,200
5,800,000	Banco Mercantil del Norte	4.38%		07/19/2015	6,032,000
7,000,000	Banco Nacional de Costa Rica	4.88%		11/01/2018	7,078,750
600,000	Banco Safra S.A.	3.50%		05/16/2014	602,250
8,000,000	Banco Santander	1.84%	#	01/19/2016	7,940,000
2,150,000	Banco Santander	2.11%	#	06/07/2018	2,158,063
2,500,000	Bancolombia S.A.	4.25%		01/12/2016	2,618,750
1,146,000	Bancolombia S.A.	6.88%		05/25/2017	1,278,363
500,000	Bancolombia S.A.	6.13%		07/26/2020	531,850
3,400,000	Bank Of Montreal	1.30%		07/15/2016	3,430,267
2,925,000	Bank Of Nova Scotia	1.38%		07/15/2016	2,955,985
450,000	Bank Of Nova Scotia	2.55%		01/12/2017	467,105
10,000,000	BBVA Banco Continental S.A.	3.25%		04/08/2018	10,074,999
5,200,000	BBVA Bancomer S.A.	4.50%		03/10/2016	5,525,000
850,000	BP Capital Markets PLC	3.63%		05/08/2014	852,728
2,050,000	BP Capital Markets PLC	3.13%		10/01/2015	2,127,986
600,000	BP Capital Markets PLC	1.85%		05/05/2017	609,814
3,300,000	British Telecommunications PLC	1.63%		06/28/2016	3,345,107
1,270,000	Celulosa Arauco y Constitucion S.A.	5.63%		04/20/2015	1,323,332
3,500,000	Cemex S.A.B. de C.V.	4.99%	#	10/15/2018	3,710,000
2,010,000	CNPC General Capital Ltd.	1.45%		04/16/2016	2,010,999
3,000,000	CNPC General Capital Ltd.	1.45%	^	04/16/2016	3,001,491
9,000,000	Corpbanca S.A.	3.13%		01/15/2018	8,869,302
9,000,000	DBS Bank Ltd.	5.00%	#	11/15/2019	9,180,270
3,100,000	Diageo Capital PLC	1.50%		05/11/2017	3,123,157
2,326,100	Dolphin Energy Ltd.	5.89%		06/15/2019	2,601,743
3,170,000	Embraer Overseas Ltd.	6.38%		01/24/2017	3,530,588
2,500,000	Empresas Publicas de Medellin	7.63%		07/29/2019	2,987,500
9,038,069	ENA Norte Trust	4.95%		04/25/2023	9,094,557
1,800,000	Freeport-McMoRan Copper & Gold, Inc.	2.15%		03/01/2017	1,827,841
1,600,000	Freeport-McMoRan Copper & Gold, Inc.	2.38%		03/15/2018	1,596,904
1,000,000	Gaz Capital S.A.	8.15%		04/11/2018	1,135,000
6,500,000	Gazprombank OJSC	6.50%		09/23/2015	6,760,000
5,960,000	Global Bank Corporation	4.75%		10/05/2017	6,146,250
914,000	Globo Communicacao e Participacoes S.A.	5.31%	#	05/11/2022	974,553
8,800,000	Grupo Aval Ltd.	5.25%		02/01/2017	9,328,000
200,000	Grupo Aval Ltd.	5.25%	^	02/01/2017	212,000
8,000,000	Grupo Televisa S.A.B	6.00%		05/15/2018	9,011,536
1,625,000	Hutchison Whampoa International Ltd.	2.00%		11/08/2017	1,638,622
7,000,000	Industry & Construction Bank	5.01%	#	09/29/2015	6,851,250
915,641	Interoceanica IV Finance Ltd.	0.00%		11/30/2018	824,077
8,000,000	Inversiones CMPC S.A.	4.75%		01/19/2018	8,481,888
1,005,000	IOI Ventures BHD	5.25%		03/16/2015	1,036,911
275,000	Korea Development Bank	4.38%		08/10/2015	288,581
2,900,000	Korea Development Bank	3.25%		03/09/2016	3,033,429
8,000,000	LPG International, Inc.	7.25%		12/20/2015	8,740,000
2,500,000	Lukoil International Finance B.V.	3.42%		04/24/2018	2,438,125
1,375,000	National Australia Bank Ltd.	1.60%		08/07/2015	1,394,401
1,500,000	National Australia Bank Ltd.	3.00%	^	07/27/2016	1,572,222
4,600,000	Noble Group Ltd.	6.63%		08/05/2020	4,876,000
650,000	Orange S.A.	2.13%		09/16/2015	660,944
2,600,000	Orange S.A.	2.75%		09/14/2016	2,696,569
9,005,000	Oversea-Chinese Banking Corporation	4.25%	#	11/18/2019	9,155,392

44	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$3,700,000	Pacific Rubiales Energy	5.38%		01/26/2019	3,847,999
3,800,000	Pacific Rubiales Energy	5.38%	^	01/26/2019	3,952,000
1,850,000	PCCW-HKT Capital No 3 Ltd.	5.25%		07/20/2015	1,949,961
3,211,000	PCCW-HKT Capital No 4 Ltd.	4.25%		02/24/2016	3,379,016
660,000	Pemex Project Funding Master Trust	5.75%		12/15/2015	710,820
7,644,916	Peru Enhanced Pass-Through Finance Ltd.	0.00%		05/31/2018	7,109,772
6,500,000	Petrobras Global Finance B.V.	1.85%	#	05/20/2016	6,443,125
1,500,000	Petrobras Global Finance B.V.	2.00%		05/20/2016	1,490,625
2,400,000	Petroleos Mexicanos	2.26%	#	07/18/2018	2,508,000
1,500,000	Petroleos Mexicanos	3.50%		07/18/2018	1,560,000
1,500,000	Phosagro Bond Funding Ltd.	4.20%		02/13/2018	1,436,250
3,050,000	Prime Holdings Labuan Ltd.	5.38%		09/22/2014	3,103,897
5,000,000	PTTEP Australia International Finance Ltd.	4.15%		07/19/2015	5,164,630
4,500,000	Raizen Energy Finance Ltd.	7.00%		02/01/2017	4,972,500
1,900,000	Raizen Fuels Finance Ltd.	9.50%		08/15/2014	1,961,180
3,195,900	Ras Laffan Liquefied Natural Gas Company	5.30%		09/30/2020	3,453,490
7,500,000	Rosneft International Finance Ltd.	3.15%		03/06/2017	7,387,500
6,500,000	Rosneft International Finance Ltd.	7.88%		03/13/2018	7,296,250
1,500,000	SB Capital S.A.	4.95%		02/07/2017	1,554,000
1,400,000	SB Capital S.A.	5.18%		06/28/2019	1,428,000
9,000,000	Sigma Alimentos S.A.	5.63%		04/14/2018	9,821,250
3,000,000	SK Telecom Company Ltd.	2.13%		05/01/2018	2,977,740
6,700,000	Sociedad Quimica y Minera S.A.	6.13%		04/15/2016	7,191,144
2,738,000	Southern Copper Corporation	6.38%		07/27/2015	2,909,125
1,450,000	Southern Copper Corporation	1.95%		09/01/2016	1,486,051
1,000,000	Tanner Servicios Financieros S.A.	4.38%	^	03/13/2018	1,006,898
1,500,000	Tanner Servicios Financieros S.A.	4.38%		03/13/2018	1,510,347
2,000,000	Telefonos de Mexico S.A.B.	5.50%		01/27/2015	2,068,500
3,500,000	Telemovil Finance Company Ltd.	8.00%		10/01/2017	3,758,125
820,000	TM Global, Inc.	5.25%		09/22/2014	837,103
2,500,000	TransCapitalInvest Ltd.	8.70%		08/07/2018	2,931,250
4,500,000	VEB Finance PLC	5.45%		11/22/2017	4,606,650
2,000,000	VEB Finance PLC	4.22%		11/21/2018	1,925,000
2,000,000	VTB Capital S.A.	6.88%		05/29/2018	2,130,000
2,942,000	Westpac Banking Corporation	1.13%		09/25/2015	2,964,036
375,000	Westpac Banking Corporation	2.00%		08/14/2017	381,449
2,200,000	WPP Finance UK	8.00%		09/15/2014	2,272,107

	Total Foreign Corporate Bonds (Cost $382,446,523)				385,128,729

FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES 1.3%
2,400,000	Banco Nacional de Desenvolvimento Economico e Social	3.38%	^	09/26/2016	2,451,000

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$5,000,000	Banco Nacional de Desenvolvimento Economico e Social	6.37%		06/16/2018	5,612,500
800,000	Brazilian Government International Bond	8.00%		01/15/2018	895,000
6,000,000	Caixa Economica Federal	2.38%		11/06/2017	5,805,000
2,000,000	Caixa Economica Federal	4.50%		10/03/2018	2,040,000
566,000	Colombia Government International Bond	2.04%	#	11/16/2015	561,755
2,184,000	Colombia Government International Bond	8.70%		02/15/2016	2,448,810
2,945,000	Corporacion Andina de Fomento	3.75%		01/15/2016	3,084,867
1,800,000	Ecopetrol S.A.	4.25%		09/18/2018	1,912,500

	Total Foreign Government Bonds and Notes, Supranationals and Foreign Agencies (Cost $24,268,967)				24,811,432

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 16.2%

	Asset Securitization Corporation,
6,009,416	Series 1997-D4-PS1	1.10%	# I/O	04/14/2029	258,780

	BAMLL Commercial Mortgage Securities Trust,
2,000,000	Series 2012-CLRN-A	1.31%	#^	08/15/2029	2,001,632

	Banc of America Commercial Mortgage Trust,
6,450,000	Series 2005-3-AM	4.73%		07/10/2043	6,654,335
9,750,000	Series 2006-5-AM	5.45%		09/10/2047	10,459,376

	Bear Stearns Commercial Mortgage Securities, Inc.,
388,082	Series 2004-PWR4-A3	5.47%	#	06/11/2041	388,406
2,905,190	Series 2005-PWR8-A4	4.67%		06/11/2041	3,006,800
6,250,000	Series 2005-PWR8-AJ	4.75%		06/11/2041	6,456,475
1,300,000	Series 2005-T18-AJ	5.01%	#	02/13/2042	1,342,475
402,327	Series 2006-PW12-AAB	5.87%	#	09/11/2038	402,578
599,068	Series 2007-PW17-AAB	5.70%		06/11/2050	606,871

	Boca Hotel Portfolio Trust,
3,887,401	Series 2013-BOCA-A	1.31%	#^	08/15/2026	3,890,272
4,100,000	Series 2013-BOCA-D	3.21%	#^	08/15/2026	4,110,543

	Capital Trust,
55,431	Series 2005-3A-A2	5.16%	^	06/25/2035	55,431

	CD Commercial Mortgage Trust,
13,039,548	Series 2007-CD5-XP	0.17%	#^ I/O	11/15/2044	17,395

	Citigroup Commercial Mortgage Trust,
615,000	Series 2005-C3-AM	4.83%	#	05/15/2043	637,504

	Commercial Mortgage Pass-Through Certificates,
2,468,833	Series 2006-FL12-B	0.33%	#^	12/15/2020	2,457,977
9,767,014	Series 2012-CR2-XA	1.93%	# I/O	08/15/2045	1,053,241
93,261	Series 2012-MVP-A	2.09%	#^	11/17/2026	93,773
27,978,321	Series 2012-MVP-XACP	1.77%	#^ I/O	12/17/2014	377,609
30,000,000	Series 2012-MVP-XBCP	1.42%	#^ I/O	12/17/2014	329,310
3,890,000	Series 2014-TWC-C	2.01%	#^	02/13/2032	3,898,459

	Credit Suisse First Boston Mortgage Securities Corporation,
385,223	Series 1998-C2-F	6.75%	#^	11/15/2030	398,546
9,500,000	Series 2005-C2-AMFX	4.88%		04/15/2037	9,595,646
2,000,000	Series 2005-C6-AM	5.23%	#	12/15/2040	2,129,125

	Credit Suisse Mortgage Capital Certificates,
5,940,000	Series 2006-C4-AM	5.51%		09/15/2039	6,401,125
1,843,292	Series 2006-TF2A-A2	0.33%	#^	10/15/2021	1,836,010
4,411,684	Series 2006-TF2A-KERB	0.61%	#^	09/15/2021	4,364,466
10,954,617	Series 2006-TFL2A-KERE	0.76%	#^	09/15/2021	10,768,400
5,725,000	Series 2017-C4-A1AM	5.97%	#	09/15/2039	6,178,306
10,398,830	Series 2007-TF2A-A1	0.34%	#^	04/15/2022	10,314,833
20,200,000	Series 2007-TFLA-G	0.53%	#^	02/15/2022	19,814,775
4,350,000	Series 2014-SURF-E	3.26%	#^	02/15/2029	4,365,978

	DBRR Trust,
929,596	Series 2012-EZ1-A	0.95%	^	09/25/2045	929,318
687,000	Series 2012-EZ1-B	1.39%	^	09/25/2045	687,481

	DDR Corporation,
2,706,039	Series 2009-DDR1-A	3.81%	^	10/14/2022	2,746,181

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2014	45

Schedule of Investments  DoubleLine Low Duration Bond Fund  (Cont.)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Del Coronado Trust,
$2,100,000	Series 2013-HDC-A	0.96%	#^	03/15/2026	2,100,923
2,500,000	Series 2013-HDC-B	1.46%	#^	03/15/2026	2,497,389

	Extended Stay America Trust,
5,000,000	Series 2013-ESH5-A15	1.28%	^	12/05/2031	4,897,547

	GE Capital Commercial Mortgage Corporation,
487,000	Series 2004-C3-B	5.57%	#	07/10/2039	491,534
1,100,000	Series 2005-C2-B	5.11%	#	05/10/2043	1,138,278

	Greenwich Capital Commercial Funding Corporation,
1,460,000	Series 2004-FL2A-F	0.56%	#^	11/05/2019	1,449,050
5,019,000	Series 2004-FL2A-G	0.64%	#^	11/05/2019	4,981,358
5,537,328	Series 2004-FL2A-L	1.26%	#^	11/05/2019	5,385,051
7,250,000	Series 2006-FL4A-D	0.43%	#^	11/05/2021	7,163,979
2,552,239	Series 2006-FL4A-G	0.58%	#^	11/05/2021	2,448,261

	GS Mortgage Securities Corporation,
783,025	Series 2012-GCJ7-A1	1.14%		05/10/2045	786,041
5,000,000	Series 2013-KYO-A	1.00%	#^	11/08/2029	5,021,190

	JP Morgan Chase Commercial Mortgage Securities Corporation,
77,435	Series 2004-CB8-A1A	4.16%	^	01/12/2039	77,387
2,428,707	Series 2004-LN2-A2	5.12%		07/15/2041	2,440,834
5,200,000	Series 2005-CB12-B	5.14%	#	09/12/2037	5,175,617
76,600	Series 2006-CB14-ASB	5.51%	#	12/12/2044	78,872
301,809	Series 2006-CB15-ASB	5.79%	#	06/12/2043	311,995
1,538,658	Series 2006-CB17-ASB	5.42%		12/12/2043	1,607,619
3,589,145	Series 2010-C1-A1	3.85%	^	06/15/2043	3,691,806
574,294	Series 2011-PLSD-A1	2.19%	^	11/13/2044	584,423
4,000,000	Series 2012-PHH-A	1.82%	#^	10/15/2025	4,016,186
1,000,000	Series 2012-PHH-B	2.02%	#^	10/15/2025	1,002,438
1,000,000	Series 2012-PHH-C	2.52%	#^	10/15/2025	1,003,317
4,000,000	Series 2013-ALC-A	1.66%	#^	07/17/2026	4,008,166
3,500,000	Series 2013-ALC-B	3.01%	#^	07/17/2026	3,534,004
2,600,000	Series 2013-FL3-A1	0.96%	#^	04/15/2028	2,601,884
2,500,000	Series 2013-FL3-A2	0.86%	#^	04/15/2028	2,494,240
6,000,000	Series 2013-INN-B	2.31%	#^	10/15/2030	6,013,830
3,000,000	Series 2013-INN-D	3.56%	#^	10/15/2030	3,011,556
5,000,000	Series 2013-JWRZ-A	0.94%	#^	04/15/2030	4,968,743
2,400,000	Series 2013-JWRZ-D	3.15%	#^	04/15/2030	2,402,713
5,750,000	Series 2014-FBLU-B	1.66%	#^	12/15/2028	5,757,147

	LB-UBS Commercial Mortgage Trust,
865,223	Series 2004-C6-A6	5.02%	#	08/15/2029	871,610
6,830,000	Series 2005-C2-AJ	5.21%	#	04/15/2030	7,068,937
10,345,000	Series 2005-C7-AJ	5.32%	#	11/15/2040	10,858,340
4,350,000	Series 2006-C7-AM	5.38%		11/15/2038	4,737,120

	Merrill Lynch Mortgage Trust,
961,567	Series 2004-KEY2-A4	4.86%	#	08/12/2039	969,011
500,000	Series 2005-CIP1-AM	5.11%	#	07/12/2038	525,611
10,350,000	Series 2005-CKI1-AJ	5.46%	#	11/12/2037	10,887,284

	Merrill Lynch/Countrywide Commercial Mortgage Trust,
123,772	Series 2006-4-A2FL	0.28%	#	12/12/2049	123,492

	Morgan Stanley Bank of America Merrill Lynch Trust,
3,915,786	Series 2012-C5-XA	1.88%	#^ I/O	08/15/2045	358,326

	Morgan Stanley Capital, Inc.,
175,914	Series 2005-HQ6-AAB	4.97%		08/13/2042	177,979
9,000,000	Series 2005-HQ7-AJ	5.38%	#	11/14/2042	9,430,205
4,750,000	Series 2005-IQ10-AJ	5.20%	#	09/15/2042	4,966,873
1,389,371	Series 2005-T17-A5	4.78%		12/13/2041	1,413,699
10,750,000	Series 2005-T19-AJ	4.99%	#	06/12/2047	11,170,485
22,413,971	Series 2006-HQ10-X1	0.71%	#^ I/O	11/12/2041	270,716
9,252,567	Series 2006-XLF-J	0.59%	#^	07/15/2019	9,084,869
252,351	Series 2007-T25-AAB	5.51%		11/12/2049	254,700
7,275,318	Series 2007-XLF9-J	2.26%	#^	12/15/2020	7,186,657

	Morgan Stanley Re-Remic Trust,
1,126,477	Series 2012-IO-AXA	1.00%	^	03/27/2051	1,123,773

	RBS Greenwich Capital Mortgage Loan Trust,
4,300,000	Series 2010-MB1-C	4.69%	#^	04/15/2024	4,426,661

	RREF LLC,
921,119	Series 2013-LT2-A	2.83%	^	05/22/2028	920,046

	SMA Issuer LLC,
105,137	Series 2012-LV1-A	3.50%	^	08/20/2025	104,996

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Wachovia Bank Commercial Mortgage Trust,
$982,792	Series 2005-C17-A4	5.08%	#	03/15/2042	1,007,380
46,049	Series 2006-C26-APB	6.00%		06/15/2045	48,283

	WF-RBS Commercial Mortgage Trust,
230,179	Series 2011-C3-A1	1.99%	^	03/15/2044	232,847
3,430,393	Series 2012-C8-XA	2.22%	#^ I/O	08/15/2045	389,250

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $310,688,009)				310,781,960

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 8.3%

	ACE Securities Corporation,
335,527	Series 2006-NC1-A2C	0.35%	#	12/25/2035	333,744

	Banc of America Funding Corporation,
1,633,187	Series 2005-E-6A1	4.09%	#	05/20/2035	1,657,179
1,340,004	Series 2012-R4-A	0.41%	#^	03/04/2039	1,310,580
4,435,425	Series 2012-R5-A	0.41%	#^	10/03/2039	4,380,860

	BCAP LLC Trust,
49,250	Series 2009-RR13-6A5	6.00%	#^	04/26/2037	51,350
1,195,438	Series 2011-RR12-2A5	2.32%	#^	12/26/2036	1,199,460

	Bear Stearns Asset Backed Securities Trust,
1,784,719	Series 2004-AC2-2A	5.00%		05/25/2034	1,798,544
185,973	Series 2005-3-A1	0.60%	#	09/25/2035	186,283

	Carrington Mortgage Loan Trust,
1,641,645	Series 2007-RFC1-A1	0.20%	#	12/25/2036	1,615,611

	Citigroup Mortgage Loan Trust, Inc.,
5,000,000	Series 2007-WFHE2-A3	0.33%	#	03/25/2037	4,744,930
660,488	Series 2010-12-3A1	4.00%	^	04/25/2037	677,130
1,794,004	Series 2010-8-5A6	4.00%	^	11/25/2036	1,833,014
1,182,271	Series 2011-12-1A1	3.50%	#^	04/25/2036	1,195,114
864,003	Series 2011-12-3A1	2.67%	#^	09/25/2047	864,236

	Countrywide Alternative Loan Trust,
509,016	Series 2007-HY5R-2A1A	3.02%	#	03/25/2047	500,941

	Countrywide Asset-Backed Certificates,
2,206,945	Series 2005-15-1AF6	4.68%	#	04/25/2036	2,227,732
873,719	Series 2006-2-2A2	0.34%	#	06/25/2036	849,025

	Credit Suisse First Boston Mortgage Securities Corporation,
1,149,805	Series 2005-11-5A1	5.25%		12/25/2020	1,180,762

	Credit Suisse Mortgage Capital Certificates,
1,144,131	Series 2009-13R-2A1	6.00%	^	01/26/2037	1,167,051
8,892,188	Series 2010-18R-4A2	2.35%	#^	04/26/2038	8,911,785
46,566	Series 2010-1R-5A1	5.00%	#^	01/27/2036	47,212
1,377,137	Series 2011-16R-6A1	2.42%	#^	09/27/2035	1,376,740
8,933,248	Series 2013-3R-1A1	1.29%	#^	04/27/2035	8,529,596

	Ellington Loan Acquisition Trust,
1,649,878	Series 2007-2-A2A	1.05%	#^	05/25/2037	1,625,518

	Fieldstone Mortgage Investment Trust,
3,164,697	Series 2004-5-M2	1.88%	#	02/25/2035	3,078,986

	First Franklin Mortgage Loan Trust,
7,063,742	Series 2005-FF12-A2B	0.41%	#	11/25/2036	6,882,186
1,138,567	Series 2006-FF1-2A3	0.39%	#	01/25/2036	1,106,776

	GreenPoint Mortgage Funding Trust,
108	Series 2007-AR2-1A1	0.28%	#	04/25/2047	108

	GSR Mortgage Loan Trust,
2,567,305	Series 2006-4F-2A7	5.50%		05/25/2036	2,556,073

	Jefferies & Company, Inc.,
742,030	Series 2010-R7-5A1	1.15%	#^	09/26/2035	719,200

	JP Morgan Alternative Loan Trust,
2,056,499	Series 2006-S4-A6	5.71%	#	12/25/2036	1,980,307

	JP Morgan Mortgage Acquisition Corporation,
4,225,662	Series 2006-NC1-A4	0.32%	#	04/25/2036	4,079,644
6,739,942	Series 2007-CH5-A3	0.26%	#	05/25/2037	6,537,059

46	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	JP Morgan Mortgage Trust,
$366,385	Series 2007-S1-1A1	5.00%		03/25/2022	363,409
362,337	Series 2007-S3-2A2	5.50%		08/25/2022	360,338

	JP Morgan Resecuritization Trust,
515,223	Series 2009-7-8A1	2.81%	#^	01/27/2047	516,494
403,806	Series 2011-2-2A3	2.12%	#^	07/26/2036	409,904
3,194,518	Series 2011-2-6A11	5.50%	#^	12/26/2035	3,179,104
979,473	Series 2012-2-3A3	2.41%	#^	10/26/2036	981,291

	MASTR Adjustable Rate Mortgages Trust,
3,618,370	Series 2007-2-A2	0.26%	#	03/25/2047	3,531,422

	MASTR Asset Backed Securities Trust,
180,289	Series 2006-NC1-A3	0.34%	#	01/25/2036	177,086

	Morgan Stanley Capital, Inc.,
2,234,313	Series 2005-WMC3-M3	0.86%	#	03/25/2035	2,228,788
3,643,983	Series 2006-NC2-A2C	0.33%	#	02/25/2036	3,615,923

	Morgan Stanley Mortgage Loan Trust,
256,254	Series 2004-1-1A1	5.00%		11/25/2018	263,015

	Opteum Mortgage Acceptance Corporation,
3,380,776	Series 2005-5-2AN	5.68%	#	12/25/2035	3,574,322

	RAAC Series,
1,525,771	Series 2007-SP2-A1	0.35%	#	06/25/2047	1,521,061

	Residential Asset Mortgage Products, Inc.,
13,582,713	Series 2006-RS4-A3	0.32%	#	07/25/2036	12,877,877

	Residential Asset Securities Corporation,
5,475,012	Series 2006-KS6-A3	0.30%	#	08/25/2036	5,190,405
2,892,211	Series 2006-KS9-AI2	0.27%	#	11/25/2036	2,877,073
15,867,557	Series 2007-KS2-AI2	0.27%	#	02/25/2037	15,411,205

	Residential Asset Securitization Trust,
779,843	Series 2005-A5-A1	0.45%	#	05/25/2035	780,148
779,843	Series 2005-A5-A2	5.05%	# I/F I/O	05/25/2035	6,638

	Residential Funding Mortgage Securities Trust,
233,971	Series 2003-S16-A1	4.75%		09/25/2018	234,293

	Soundview Home Equity Loan Trust,
7,273,420	Series 2007-NS1-A2	0.30%	#	01/25/2037	7,060,952

	Structured Adjustable Rate Mortgage Loan Trust,
437,669	Series 2006-5-5A3	4.89%	#	06/25/2036	433,216
4,543,520	Series 2007-1-2A2	4.65%	#	02/25/2037	4,356,050

	Structured Asset Securities Corporation,
665,316	Series 2003-24A-1A3	2.45%	#	07/25/2033	669,466
330,823	Series 2004-15-2A1	4.75%		09/25/2019	336,217
911,033	Series 2005-10-6A1	5.00%		06/25/2020	954,664
9,431,280	Series 2005-AXS-1A3	5.00%	#	03/25/2035	9,758,615

	Wells Fargo Alternative Loan Trust,
871,169	Series 2007-PA5-2A1	6.00%		11/25/2022	904,645

	Wells Fargo Mortgage Backed Securities Trust,
37,210	Series 2006-4-1A8	5.75%		04/25/2036	37,359

	Wells Fargo Mortgage Loan Trust,
684,957	Series 2012-RR1-A1	2.85%	#^	08/27/2037	691,362

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $155,898,872)				158,507,078

US CORPORATE BONDS 8.8%
3,050,000	Altria Group, Inc.	4.13%		09/11/2015	3,197,254
3,000,000	American Express Credit Corporation	1.75%		06/12/2015	3,042,511
500,000	American Express Credit Corporation	1.30%		07/29/2016	504,181
850,000	Amgen, Inc.	1.88%		11/15/2014	856,790
2,450,000	Amgen, Inc.	2.13%		05/15/2017	2,499,908
700,000	Anheuser-Busch Inbev Worldwide, Inc.	1.38%		07/15/2017	701,592
750,000	Anheuser-Busch InBev Worldwide, Inc.	5.38%		11/15/2014	772,931

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$2,200,000	Anheuser-Busch InBev Worldwide, Inc.	0.80%		07/15/2015	2,208,005
3,000,000	AT&T, Inc.	2.50%		08/15/2015	3,075,585
600,000	AT&T, Inc.	1.70%		06/01/2017	605,657
2,122,000	BB&T Corporation	3.20%		03/15/2016	2,215,705
1,145,000	BB&T Corporation	2.15%		03/22/2017	1,172,357
2,575,000	Berkshire Hathaway Finance Corporation	0.95%		08/15/2016	2,589,772
912,000	Berkshire Hathaway, Inc.	2.20%		08/15/2016	942,849
971,000	Boeing Capital Corporation	3.25%		10/27/2014	987,161
2,175,000	Boeing Company	3.75%		11/20/2016	2,338,423
1,400,000	Caterpillar Financial Services Corporation	1.10%		05/29/2015	1,409,906
1,900,000	Caterpillar Financial Services Corporation	1.35%		09/06/2016	1,921,144
3,505,000	Citigroup, Inc.	1.35%		03/10/2017	3,490,560
2,637,000	Comcast Corporation	6.50%		01/15/2015	2,758,482
750,000	Comcast Corporation	6.50%		01/15/2017	856,832
3,490,000	ConocoPhillips Company	4.60%		01/15/2015	3,603,523
3,655,000	Daimler Finance North America LLC	1.45%	^	08/01/2016	3,691,466
3,400,000	Devon Energy Corporation	1.88%		05/15/2017	3,427,183
1,400,000	DIRECTV Holdings LLC	4.75%		10/01/2014	1,427,549
1,600,000	DIRECTV Holdings LLC	2.40%		03/15/2017	1,636,088
2,935,000	Dow Chemical Company	2.50%		02/15/2016	3,025,583
3,000,000	Duke Energy Corporation	2.15%		11/15/2016	3,082,971
3,045,000	eBay, Inc.	0.70%		07/15/2015	3,057,262
550,000	Ecolab, Inc.	2.38%		12/08/2014	556,977
2,531,000	Ecolab, Inc.	1.00%		08/09/2015	2,539,646
490,000	Ecolab, Inc.	3.00%		12/08/2016	513,789
2,900,000	Express Scripts Holding Company	2.10%		02/12/2015	2,937,578
2,920,000	General Electric Capital Corporation	1.63%		07/02/2015	2,960,600
675,000	General Electric Capital Corporation	2.90%		01/09/2017	706,808
1,650,000	General Mills, Inc.	5.20%		03/17/2015	1,722,612
1,700,000	General Mills, Inc.	5.70%		02/15/2017	1,905,494
1,600,000	Gilead Sciences, Inc.	2.40%		12/01/2014	1,619,553
1,900,000	Gilead Sciences, Inc.	3.05%		12/01/2016	1,999,190
3,080,000	Goldman Sachs Group, Inc.	5.75%		10/01/2016	3,414,925
3,450,000	Hewlett-Packard Company	3.30%		12/09/2016	3,630,863
1,440,000	John Deere Capital Corporation	0.88%		04/17/2015	1,448,474
1,600,000	John Deere Capital Corporation	1.40%		03/15/2017	1,612,317
1,875,000	JP Morgan Chase & Company	1.10%		10/15/2015	1,883,409
1,400,000	JP Morgan Chase & Company	3.15%		07/05/2016	1,465,829
1,765,000	Kellogg Company	1.13%		05/15/2015	1,776,179
1,400,000	Kellogg Company	1.75%		05/17/2017	1,410,891
1,350,000	Kinder Morgan Energy Partners LP	3.50%		03/01/2016	1,407,043
1,524,000	Kinder Morgan Energy Partners LP	6.00%		02/01/2017	1,699,931
2,850,000	Kraft Foods, Inc.	4.13%		02/09/2016	3,013,624
1,900,000	Kroger Company	4.95%		01/15/2015	1,963,942
245,000	Kroger Company	2.20%		01/15/2017	250,777
1,329,000	Marriott International, Inc.	5.81%		11/10/2015	1,429,155
1,500,000	Marriott International, Inc.	6.20%		06/15/2016	1,646,645
800,000	MetLife Institutional Funding	1.63%	^	04/02/2015	809,743
750,000	Metropolitan Life Global Funding	5.13%	^	06/10/2014	756,875
200,000	Metropolitan Life Global Funding	2.00%	^	01/09/2015	202,449
1,460,000	Metropolitan Life Global Funding	2.50%	^	09/29/2015	1,500,064
3,475,000	Morgan Stanley	1.75%		02/25/2016	3,521,476

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2014	47

Schedule of Investments  DoubleLine Low Duration Bond Fund  (Cont.)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
$3,400,000	Mylan, Inc.	1.80%	06/24/2016	3,449,515
2,019,000	National Rural Utilities Cooperative Finance Corporation	3.88%	09/16/2015	2,114,644
780,000	National Rural Utilities Cooperative Finance Corporation	1.90%	11/01/2015	796,084
50,000	National Rural Utilities Cooperative Finance Corporation	1.10%	01/27/2017	49,856
2,910,000	ONEOK Partners LP	3.25%	02/01/2016	3,026,915
3,179,000	Phillips 66	1.95%	03/05/2015	3,216,782
400,000	Phillips 66	2.95%	05/01/2017	417,577
1,650,000	PNC Funding Corporation	4.25%	09/21/2015	1,732,708
1,525,000	PNC Funding Corporation	2.70%	09/19/2016	1,585,951
2,852,000	Procter & Gamble Company	3.15%	09/01/2015	2,960,804
908,000	Simon Property Group LP	5.25%	12/01/2016	999,925
1,375,000	Southern Power Company	4.88%	07/15/2015	1,445,925
152,000	Southwest Airlines Company	5.25%	10/01/2014	155,365
200,000	Southwest Airlines Company	5.75%	12/15/2016	222,207
1,900,000	Southwest Airlines Company	5.13%	03/01/2017	2,084,956
3,375,000	Thomson Reuters Corporation	1.30%	02/23/2017	3,360,348
1,040,000	Toyota Motor Credit Corporation	1.00%	02/17/2015	1,046,615
2,290,000	Toyota Motor Credit Corporation	1.75%	05/22/2017	2,324,819
2,401,000	Valero Energy Corporation	4.50%	02/01/2015	2,479,100
1,000,000	Valero Energy Corporation	6.13%	06/15/2017	1,147,203
3,245,000	Verizon Communications, Inc.	2.50%	09/15/2016	3,362,099
2,900,000	Wal-Mart Stores, Inc.	0.60%	04/11/2016	2,900,287
225,000	Wal-Mart Stores, Inc.	5.38%	04/05/2017	253,404
3,577,000	Waste Management, Inc.	2.60%	09/01/2016	3,706,470
426,000	WellPoint, Inc.	5.00%	12/15/2014	439,391
2,334,000	WellPoint, Inc.	5.25%	01/15/2016	2,508,641
2,912,000	Wells Fargo & Company	1.50%	07/01/2015	2,946,798
575,000	Wells Fargo & Company	2.10%	05/08/2017	589,202
2,975,000	Xerox Corporation	4.25%	02/15/2015	3,065,940

	Total US Corporate Bonds (Cost $166,879,655)			167,795,619

US GOVERNMENT / AGENCY MORTGAGE BACKED OBLIGATIONS 1.5%

	Federal Home Loan Mortgage Corporation,
303,144	Pool G0-6871	6.00%	06/01/2038	339,065
669,576	Pool G0-6954	6.00%	05/01/2040	743,737
658,551	Pool N7-0081	5.50%	07/01/2038	731,267
173,291	Series 3267-BA	5.80%	11/15/2036	187,636
748,723	Series 3818-JA	4.50%	01/15/2040	778,506
128,956	Series 3872-BA	4.00%	06/15/2041	134,877
7,080,125	Series 4050-BC	2.00%	05/15/2041	6,595,204

	Federal National Mortgage Association,
421,468	Series 2011-64-DB	4.00%	07/25/2041	439,098

PRINCIPAL AMOUNT/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association, (Cont.)
$3,474,016	Series 2012-133-PB	6.50%		04/25/2042	3,958,102

	Federal National Mortgage Association Pass-Thru,
92,359	Pool 995112	5.50%		07/01/2036	102,863
343,447	Pool AB3850	4.00%		11/01/2041	353,994
309,483	Pool AD0189	5.50%		02/01/2039	344,407
603,400	Pool AL1690	6.00%		05/01/2041	672,103
476,795	Pool AL1691	6.00%		06/01/2041	531,414
659,847	Pool AL1744	6.00%		10/01/2040	735,500
10,994,272	Pool AL4292	4.50%		04/01/2026	11,829,955

	Total US Government / Agency Mortgage Backed Obligations (Cost $28,307,442)				28,477,728

US GOVERNMENT BONDS AND NOTES 7.0%
40,200,000	United States Treasury Notes	0.25%		05/31/2014	40,214,914
40,000,000	United States Treasury Notes	0.13%		07/31/2014	40,010,160
28,800,000	United States Treasury Notes	0.88%		12/31/2016	28,870,877
17,900,000	United States Treasury Notes	0.75%		06/30/2017	17,734,980
8,100,000	United States Treasury Notes	0.75%		12/31/2017	7,943,062

	Total US Government Bonds and Notes (Cost $134,845,243)				134,773,993

SHORT TERM INVESTMENTS 9.7%
61,833,369	BlackRock Institutional Liquidity Funds FedFund Portfolio	0.01%	♦		61,833,369
61,833,369	Fidelity Institutional Government Portfolio	0.01%	♦		61,833,369
61,833,368	Morgan Stanley Institutional Liquidity Funds	0.04%	♦		61,833,368

	Total Short Term Investments (Cost $185,500,106)				185,500,106

	Total Investments 103.4% (Cost $1,971,938,324)				1,979,691,925
	Liabilities in Excess of Other Assets (3.4)%				(65,833,632)

	NET ASSETS 100.0%				$1,913,858,293

48	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2014

SECURITY TYPE BREAKDOWN as % of Net Assets
Foreign Corporate Bonds	20.1%
Collateralized Loan Obligations	19.9%
Non-Agency Commercial Mortgage Backed Obligations	16.2%
Bank Loans	9.9%
Short Term Investments	9.7%
US Corporate Bonds	8.8%
Non-Agency Residential Collateralized Mortgage Obligations	8.3%
US Government Bonds and Notes	7.0%
US Government / Agency Mortgage Backed Obligations	1.5%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	1.3%
Asset Backed Obligations	0.7%
Other Assets and Liabilities	(3.4)%

100.0%

COUNTRY BREAKDOWN as a % of Net Assets:
United States	82.0%
Colombia	2.9%
Brazil	2.9%
Chile	2.8%
Russia	2.7%
Mexico	2.1%
Peru	1.6%
Singapore	1.0%
Panama	0.9%
United Kingdom	0.6%
China	0.6%
Australia	0.4%
Costa Rica	0.4%
Canada	0.3%
South Korea	0.3%
Hong Kong	0.3%
Thailand	0.3%
Malaysia	0.2%
El Salvador	0.2%
Qatar	0.2%
Indonesia	0.2%
France	0.2%
Supranational	0.2%
Abu Dhabi	0.1%
Other Assets and Liabilities	(3.4)%

100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Collateralized Loan Obligations	19.9%
Non-Agency Commercial Mortgage Backed Obligations	16.2%
Banking	10.6%
Short Term Investments	9.7%
Non-Agency Residential Collateralized Mortgage Obligations	8.3%
US Government Bonds and Notes	7.0%
Oil and Gas	4.4%
Chemicals/Plastics	2.4%
Telecommunications	1.8%
US Government / Agency Mortgage Backed Obligations	1.5%
Transportation	1.4%
Business Equipment and Services	1.4%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	1.3%
Financial Intermediaries	1.3%
Food Products	1.2%
Utilities	1.2%
Health Care	1.1%
Leisure	1.1%
Media	1.1%
Consumer Products	1.0%
Automotive	0.8%
Energy	0.7%
Asset Backed Obligations	0.7%
Beverage and Tobacco	0.7%
Pharmaceuticals	0.7%
Hotels/Motels/Inns and Casinos	0.6%
Industrial Equipment	0.6%
Pulp & Paper	0.5%
Finance	0.5%
Cable Television	0.4%
Mining	0.4%
Air Transport	0.4%
Conglomerates	0.4%
Insurance	0.4%
Construction	0.3%
Industrial	0.3%
Drugs	0.3%
Retail	0.2%
Building and Development	0.2%
Environmental Control	0.2%
Food/Drug Retailers	0.1%
Real Estate	0.1%
Other Assets and Liabilities	(3.4)%

100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2014, the value of these securities amounted to $612,720,267 or 32.0% of net assets.

#	Variable rate security. Rate disclosed as of March 31, 2014.

I/O	Interest only security

I/F	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates

♦	Seven-day yield as of March 31, 2014

&	Unfunded loan commitments

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2014	49

Schedule of Investments DoubleLine Floating Rate Fund	March 31, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
BANK LOANS 92.2%

AIR TRANSPORT 2.1%

	Continental Airlines, Inc.,
$3,963,722	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.50%	#	04/01/2019	3,970,658

	Delta Air Lines, Inc.,
3,962,387	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1	3.50%	#	10/18/2018	3,970,748

					7,941,406

AUTOMOTIVE 2.7%

	Cooper-Standard Automotive, Inc.,
500,000	Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	03/17/2021	501,565

	Schaeffler AG,
4,000,000	Senior Secured 1st Lien Term Loan, Tranche C	4.25%	#	01/27/2017	4,023,740

	Tower Automotive Holdings LLC,
5,833,520	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	04/23/2020	5,829,874

					10,355,179

BUILDING AND DEVELOPMENT 5.7%

	Capital Automotive LP,
3,740,464	Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	04/10/2019	3,759,166

	CPG International, Inc.,
5,970,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	09/30/2020	5,999,850

	HD Supply, Inc.,
5,954,545	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	06/28/2018	5,969,432

	Realogy Group LLC,
5,948,797	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	03/05/2020	5,978,541

					21,706,989

BUSINESS EQUIPMENT AND SERVICES 11.9%

	AlixPartners LLP,
3,925,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	4.00%	#	07/10/2020	3,939,111

	Allied Security Holdings LLC,
785,714	Senior Secured 1st Lien Delayed-Draw Term Loan, Tranche B	0.00%	#&	02/12/2021	784,119

	Allied Security Holdings LLC,
2,214,286	Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	02/12/2021	2,209,791

	Brand Energy & Infrastructure Services, Inc.,
1,993,884	Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	11/26/2020	2,004,352

	Duff & Phelps LLC,
5,462,500	Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	04/23/2020	5,495,794

	Emdeon, Inc.,
3,920,022	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	3.75%	#	11/02/2018	3,926,568

	Ion Trading Technologies Ltd.,
4,000,000	Senior Secured 2nd Lien Term Loan, Tranche B	8.25%	#	05/21/2021	4,061,660

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	KAR Auction Services, Inc.,
$4,449,174	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	3.50%	#	03/11/2021	4,438,051

	Mitchell International, Inc.,
2,992,500	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	10/13/2020	3,005,966

	Mitchell International, Inc.,
2,500,000	Guaranteed Senior Secured 2nd Lien Term Loan	8.50%	#	10/11/2021	2,564,063

	Monitronics International, Inc.,
4,962,312	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	03/23/2018	4,973,179

	Protection One, Inc.,
5,947,013	Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	03/21/2019	5,945,169

	TransUnion LLC,
2,000,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	03/19/2021	2,006,250

					45,354,073

CABLE TELEVISION 1.0%

	Virgin Media Investment Holdings Ltd.,
4,000,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.50%	#	06/08/2020	3,994,820

CHEMICALS/PLASTICS 6.8%

	AI Chem & CY SCA,
2,613,816	Senior Secured 1st Lien Term Loan, Tranche B1	4.50%	#	10/03/2019	2,630,153

	AI Chem & CY SCA,
1,356,184	Senior Secured 1st Lien Term Loan, Tranche B2	4.50%	#	10/03/2019	1,364,660

	Arysta Lifescience LLC,
5,451,238	Guaranteed Senior Secured 1st Lien Term Loan	4.50%	#	05/29/2020	5,470,562

	Clondalkin Acquisition BV,
6,031,346	Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	05/29/2020	6,074,078

	PolarPak, Inc.,
3,872,175	Senior Secured 1st Lien Term Loan, Tranche B	5.50%	#	06/05/2020	3,886,695

	Univar, Inc.,
3,992,282	Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	06/30/2017	3,987,012

	WNA Holdings, Inc.,
2,603,013	Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	06/05/2020	2,612,774

					26,025,934

CONGLOMERATES 0.5%

	Spectrum Brands, Inc.,
1,985,013	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C	3.50%	#	09/04/2019	1,989,657

CONTAINERS AND GLASS PRODUCTS 3.7%

	Ardagh Holdings USA, Inc.,
1,000,000	Guaranteed Senior Secured 1st Lien Delayed-Draw Term Loan, Tranche B	4.00%	#	12/17/2019	1,001,875

	Ardagh Holdings, Inc.,
997,500	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	12/17/2019	1,003,580

50	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Exopack Holdings S.A.,
$5,996,250	Senior Secured 1st Lien Term Loan, Tranche B	5.25%	#	05/08/2019	6,076,810

	Reynolds Group Holdings, Inc.,
5,962,425	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	12/01/2018	5,989,076

					14,071,341

COSMETICS/TOILETRIES 1.1%

	Revlon Consumer Products Corporation,
3,990,000	Guaranteed Senior Secured 1st Lien Term Loan	4.00%	#	08/19/2019	4,001,631

DRUGS 4.8%

	Akorn, Inc.,
6,000,000	Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	11/13/2020	6,071,250

	Ikaria, Inc.,
4,000,000	Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	02/12/2021	4,033,200

	Salix Pharmaceuticals Ltd.,
2,468,750	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	01/02/2020	2,495,647

	Valeant Pharmaceuticals International, Inc.,
5,522,043	Guaranteed Senior Secured 1st Lien Term Loan, Tranche BE	3.75%	#	08/05/2020	5,546,202

					18,146,299

ELECTRONICS/ELECTRIC 3.1%

	Allflex Holdings, Inc.,
5,970,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	07/17/2020	5,994,268

	BMC Software Finance, Inc.,
5,985,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	09/10/2020	6,003,164

					11,997,432

FINANCIAL INTERMEDIARIES 4.5%

	Grosvenor Capital Management Holdings LLP,
2,992,500	Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	01/04/2021	2,983,164

	Guggenheim Partners Investment Management,
5,970,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	07/22/2020	6,008,805

	National Financial Partners Corporation,
5,251,384	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.25%	#	07/01/2020	5,292,423

	RCS Capital Corporation,
3,000,000	Guaranteed Senior Secured 1st Lien Term Loan	6.50%	#	03/29/2019	3,023,130

					17,307,522

FOOD PRODUCTS 2.5%

	CSM Bakery Supplies LLC,
5,974,987	Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	07/03/2020	6,022,309

	Del Monte Corporation,
3,442,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.50%	#	03/09/2020	3,437,715

					9,460,024

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOOD/DRUG RETAILERS 1.6%

	SUPERVALU, Inc.,
$5,909,939	Guaranteed Senior Secured 1st Lien Term Loan	4.50%	#	03/21/2019	5,926,753

HEALTH CARE 8.0%

	American Renal Holdings, Inc.,
5,949,937	Senior Secured 1st Lien Delayed-Draw Term Loan, Tranche B	4.50%	#	08/20/2019	5,961,093

	Britax US Holdings, Inc.
3,482,500	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	10/15/2020	3,334,494

	CHS/Community Health Systems, Inc.,
3,990,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche D	4.25%	#	01/27/2021	4,028,743

	DaVita, Inc.,
5,954,774	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	4.00%	#	11/01/2019	5,994,135

	PharMEDium Healthcare Corporation,
4,000,000	Senior Secured 1st Lien Term Loan	4.25%	#	01/28/2021	4,012,520

	Select Medical Corporation,
1,500,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche E	3.75%	#	06/01/2018	1,509,997

	Surgical Care Affiliates, Inc.,
3,970,000	Guaranteed Senior Secured 1st Lien Delayed-Draw Term Loan, Tranche C	4.00%	#	06/29/2018	3,979,925

	U.S. Renal Care, Inc.,
1,492,500	Guaranteed Senior Secured 1st Lien Term Loan	4.25%	#	07/03/2019	1,493,127

					30,314,034

HOME FURNISHINGS 0.5%

	Interline Brands, Inc.,
2,000,000	Guaranteed Senior Secured 1st Lien Term Loan	4.00%	#	03/17/2021	2,001,880

HOTELS/MOTELS/INNS AND CASINOS 2.1%

	Belmond Interfin Ltd.,
2,000,000	Guaranteed Senior Secured 1st Lien Term Loan	4.00%	#	03/19/2021	2,009,160

	Four Seasons Holdings, Inc.,
5,970,000	Guaranteed Senior Secured 1st Lien Term Loan	3.50%	#	06/29/2020	5,981,194

					7,990,354

INDUSTRIAL EQUIPMENT 5.1%

	Crosby Worldwide Ltd.
3,992,500	Senior Secured 1st Lien Term Loan	4.00%	#	11/23/2020	3,977,528

	Filtration Group, Inc.,
3,990,000	Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	11/20/2020	4,022,419

	Ply Gem Industries, Inc.,
1,500,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	02/01/2021	1,504,380

	Rexnord LLC,
3,980,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	08/21/2020	3,989,094

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2014	51

Schedule of Investments  DoubleLine Floating Rate Fund  (Cont.)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	TMS International Corporation,
$5,970,000	Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	10/16/2020	5,992,519

					19,485,940

INSURANCE 2.1%

	Applied Systems, Inc.,
4,000,000	Secured 2nd Lien Term Loan, Tranche B	7.50%	#	01/24/2022	4,077,500

	Asurion LLC,
1,984,956	Senior Secured 1st Lien Term Loan, Tranche B1	5.00%	#	05/24/2019	1,992,658

	Asurion LLC,
2,000,000	Senior Secured 2nd Lien Term Loan	8.50%	#	03/03/2021	2,071,250

					8,141,408

LEISURE 5.9%

	Emerald Expositions Holding, Inc.,
5,955,024	Senior Secured 1st Lien Term Loan, Tranche B	5.50%	#	06/17/2020	6,012,103

	Hilton Worldwide Finance LLC,
4,578,947	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.50%	#	10/26/2020	4,591,631

	IMG Worldwide, Inc.,
4,000,000	Senior Secured 1st Lien Term Loan, Tranche B	5.25%	#	03/19/2021	3,982,520

	Live Nation Entertainment, Inc.,
3,980,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1	3.50%	#	08/14/2020	3,983,721

	WMG Acquisition Corporation,
3,970,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	07/01/2020	3,955,609

					22,525,584

MEDIA 1.0%

	Media General, Inc.,
3,841,808	Guaranteed Senior Secured 1st Lien Delayed-Draw Term Loan, Tranche B	4.25%	#	07/31/2020	3,877,844

OIL AND GAS 5.3%

	Drillships Financing Holding, Inc.,
5,970,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1	6.00%	#	03/31/2021	6,096,863

	Fieldwood Energy LLC,
1,990,003	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.88%	#	09/28/2018	1,995,505

	Fieldwood Energy LLC,
4,000,000	Senior Secured 2nd Lien Term Loan	8.13%	#	09/30/2020	4,176,260

	Ruby Western Pipeline Holdings LLC,
5,753,635	Senior Secured 1st Lien Term Loan, Tranche B	3.50%	#	03/27/2020	5,750,067

	Seadrill Operating LP,
1,995,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	02/21/2021	1,992,506

					20,011,201

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
PUBLISHING 1.6%

	Springer Science + Business Media GmbH,
$5,970,000	Senior Secured 1st Lien Term Loan, Tranche B2	5.00%	#	08/14/2020	5,988,656

RETAILERS (OTHER THAN FOOD/DRUG) 3.9%

	CDW LLC,
3,962,490	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.25%	#	04/29/2020	3,932,415

	National Vision, Inc.,
4,000,000	Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	03/12/2021	3,982,500

	Serta Simmons Holdings LLC,
1,984,377	Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	10/01/2019	1,994,855

	Spin Holdco, Inc.,
4,972,538	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	11/14/2019	4,979,375

					14,889,145

TELECOMMUNICATIONS 0.5%

	Telesat Canada,
1,969,894	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	3.50%	#	03/28/2019	1,967,018

UTILITIES 4.2%

	Calpine Corporation,
997,500	Guaranteed Senior Secured 1st Lien Delayed-Draw Term Loan	4.00%	#	10/30/2020	1,002,253

	Calpine Corporation,
3,954,159	Senior Secured 1st Lien Term Loan, Tranche B1	3.54%	#	04/02/2018	3,972,013

	EFS Cogen Holdings I LLC,
2,400,253	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	12/17/2020	2,416,263

	GIM Channelview Cogeneration LLC,
3,842,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	05/08/2020	3,870,815

	WTG Holdings Corporation,
3,990,000	Guaranteed Senior Secured 1st Lien Term Loan	4.75%	#	01/15/2021	4,011,207

	WTG Holdings Corporation,
500,000	Guaranteed Senior Secured 2nd Lien Term Loan	8.50%	#	01/14/2022	505,000

					15,777,551

	Total Bank Loans (Cost $350,104,583)				351,249,675

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 2.0%

	CGBAM Commercial Mortgage Trust,
7,650,000	Series 2013-BREH-E	4.51%	#^	05/15/2030	7,749,607

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $7,711,041)				7,749,607

52	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2014

SHARES	SECURITY DESCRIPTION	RATE		VALUE $
SHORT TERM INVESTMENTS 8.4%
10,645,454	BlackRock Institutional Liquidity Funds FedFund Portfolio	0.01%	♦	10,645,454
10,645,453	Fidelity Institutional Government Portfolio	0.01%	♦	10,645,453
10,645,454	Morgan Stanley Institutional Liquidity Funds	0.04%	♦	10,645,454

	Total Short Term Investments (Cost $31,936,361)			31,936,361

	Total Investments 102.6% (Cost $389,751,985)			390,935,643
	Liabilities in Excess of Other Assets (2.6)%			(9,879,085)

	NET ASSETS 100.0%			$381,056,558

SECURITY TYPE BREAKDOWN as % of Net Assets
Bank Loans	92.2%
Short Term Investments	8.4%
Non-Agency Commercial Mortgage Backed Obligations	2.0%
Other Assets and Liabilities	(2.6)%

100.0%

#	Variable rate security. Rate disclosed as of March 31, 2014.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2014, the value of these securities amounted to $7,749,607 or 2.0% of net assets.

♦	Seven-day yield as of March 31, 2014

&	Unfunded loan commitment

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2014	53

Schedule of Investments DoubleLine Shiller Enhanced CAPE®	March 31, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
COLLATERALIZED LOAN OBLIGATIONS 17.0%

	ARES Ltd., Series
$500,000	2014-1A-A2	2.23%	#^	04/17/2026	497,075

	Avery Point Ltd.,
250,000	Series 2014-1A-B1	2.33%	#^	04/25/2026	250,000
500,000	Series 2014-1A-C	3.33%	#^	04/25/2026	500,000
250,000	Series 2014-1A-D	3.73%	#^	04/25/2026	240,125

	Black Diamond Ltd.,
138,253	Series 2005-1A-A1A	0.48%	#^	06/20/2017	138,253
355,314	Series 2005-2A-A	0.49%	#^	01/07/2018	352,587

	Cornerstone Ltd.,
250,000	Series 2007-1A-A1S	0.46%	#^	07/15/2021	245,182

	Halcyon Loan Advisors Funding Ltd.,
250,000	Series 2014-1A-X	1.28%	#^	04/18/2026	250,000

	ING Ltd.,
500,000	Series 2012-1RA-A2R	2.08%	#^	03/14/2022	500,099
500,000	Series 2012-1RA-BR	2.98%	#^	03/14/2022	500,429

	Jersey Street Ltd.,
221,507	Series 2006-1A-A	0.49%	#^	10/20/2018	220,527

	LCM LP,
500,000	Series 11A-B	2.39%	#^	04/19/2022	500,355
250,000	Series 11A-D2	4.19%	#^	04/19/2022	250,191
250,000	Series 14A-D	3.74%	#^	07/15/2025	242,956

	Madison Park Funding Ltd.,
250,000	Series 2014-13A-X	1.19%	#^	01/19/2025	250,181

	Race Point Ltd.,
212,539	Series 2007-4A-A1A	0.44%	#^	08/01/2021	210,640

	Slater Mill Loan Fund,
500,000	Series 2012-1A-B	2.89%	#^	08/17/2022	501,006

	Stone Tower Ltd.,
45,130	Series 2006-4X-A1	0.51%	#	03/16/2018	45,171

	Venture Ltd.,
500,000	Series 2012-10A-C	3.49%	#^	07/20/2022	499,638
500,000	Series 2013-14A-B1	2.08%	#^	08/28/2025	491,205
250,000	Series 2014-16A-A1L	1.87%	#^	04/15/2026	248,735

	Total Collateralized Loan Obligations (Cost $6,932,290)				6,934,355

FOREIGN CORPORATE BONDS 18.9%
200,000	Alfa Bond Issuance	7.50%		09/26/2019	202,000
200,000	Banco Davivienda S.A.	2.95%		01/29/2018	197,500
100,000	Banco de Credito del Peru	5.38%		09/16/2020	106,375
200,000	Banco de Credito e Inversiones	3.00%		09/13/2017	203,778
150,000	Banco GNB Sudameris S.A.	3.88%		05/02/2018	145,688
200,000	Banco International del Peru S.A.A.	5.75%		10/07/2020	209,749
200,000	Banco Latinoamericano de Comercio Exterior S.A.	3.75%		04/04/2017	207,200
200,000	Banco Nacional de Costa Rica	4.88%		11/01/2018	202,250
200,000	Banco Santander	1.84%	#	01/19/2016	198,500
150,000	Bancolombia S.A.	6.13%		07/26/2020	159,555
75,000	Bank Of Montreal	1.30%		07/15/2016	75,668
100,000	Bank Of Nova Scotia	2.55%		01/12/2017	103,801
100,000	BBVA Banco Continental S.A.	3.25%		04/08/2018	100,750
75,000	BP Capital Markets PLC	1.85%		05/05/2017	76,227
200,000	Cemex S.A.B. de C.V.	4.99%	#	10/15/2018	212,000
200,000	Corpbanca S.A.	3.13%		01/15/2018	197,096
100,000	DBS Bank Ltd.	5.00%	#	11/15/2019	102,003
50,000	Diageo Capital PLC	1.50%		05/11/2017	50,374
200,000	Empresa de Energia de Bogota S.A.	6.13%		11/10/2021	215,000
374,635	ENA Norte Trust	4.95%		04/25/2023	376,976

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$200,000	Global Bank Corporation	4.75%		10/05/2017	206,250
200,000	Globo Communicacao e Participacoes S.A.	5.31%	#	05/11/2022	213,250
200,000	Grupo Aval Ltd.	5.25%		02/01/2017	212,000
200,000	Grupo Televisa S.A.B	6.00%		05/15/2018	225,289
250,000	Guanay Finance Ltd.	6.00%		12/15/2020	264,999
100,000	Industry & Construction Bank	5.01%	#	09/29/2015	97,875
25,000	Intelsat Ltd.	7.75%		06/01/2021	26,406
100,000	Intercorp Retail Trust	8.88%		11/14/2018	107,125
100,000	Inversiones CMPC S.A.	4.75%		01/19/2018	106,024
100,000	Korea Development Bank	3.25%		03/09/2016	104,601
100,000	LPG International, Inc.	7.25%		12/20/2015	109,250
100,000	National Australia Bank Ltd.	3.00%	^	07/27/2016	104,815
100,000	Noble Group Ltd.	6.63%		08/05/2020	106,000
200,000	Odebrecht Offshore Drilling	6.63%	^	10/01/2022	208,999
50,000	Orange S.A.	2.75%		09/14/2016	51,857
100,000	Oversea-Chinese Banking Corporation	4.25%	#	11/18/2019	101,670
200,000	Pacific Rubiales Energy	5.38%		01/26/2019	208,000
242,066	Peru Enhanced Pass-Through Finance Ltd.	0.00%		05/31/2018	225,121
100,000	Petrobras Global Finance B.V.	1.85%	#	05/20/2016	99,125
100,000	Petroleos Mexicanos	2.26%	#	07/18/2018	104,500
159,000	Raizen Energy Finance Ltd.	7.00%		02/01/2017	175,695
177,550	Ras Laffan Liquefied Natural Gas Company	5.30%		09/30/2020	191,861
100,000	Rearden G Holdings EINS GmbH	7.88%		03/30/2020	104,750
100,000	Rosneft International Finance Ltd.	7.88%		03/13/2018	112,250
200,000	Sigma Alimentos S.A.	6.88%		12/16/2019	229,500
200,000	Sistema International Funding S.A.	6.95%		05/17/2019	207,000
40,000	Southern Copper Corporation	1.95%		09/01/2016	40,995
100,000	Tanner Servicios Financieros S.A.	4.38%		03/13/2018	100,690
100,000	Telemovil Finance Company Ltd.	8.00%		10/01/2017	107,375
100,000	TV Azteca S.A.B. de C.V.	7.63%		09/18/2020	105,750
25,000	Valeant Pharmaceuticals International, Inc.	7.50%	^	07/15/2021	28,250
25,000	Westpac Banking Corporation	1.13%		09/25/2015	25,187
50,000	Westpac Banking Corporation	2.00%		08/14/2017	50,860

	Total Foreign Corporate Bonds (Cost $7,666,922)				7,705,809

FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES 0.6%
150,000	Caixa Economica Federal	4.50%		10/03/2018	153,000
101,000	Corporacion Andina de Fomento	3.75%		01/15/2016	105,797

	Total Foreign Government Bonds and Notes, Supranationals and Foreign Agencies (Cost $256,832)				258,797

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 12.4%

	Banc of America Commercial Mortgage Trust,
250,000	Series 2005-3-AM	4.73%		07/10/2043	257,920
250,000	Series 2006-5-AM	5.45%		09/10/2047	268,189
100,000	Series 2007-1-AMFX	5.48%	#	01/15/2049	105,310

	Bear Stearns Commercial Mortgage Securities Trust,
110,000	Series 2004-PWR4-D	5.93%	#	06/11/2041	117,345

54	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Commercial Mortgage Pass-Through Certificates,
$110,000	Series 2006-C7-AM	5.93%	#	06/10/2046	118,544
115,000	Series 2006-C8-AM	5.35%		12/10/2046	125,971
110,000	Series 2014-TWC-C	2.01%	#^	02/13/2032	110,239

	Credit Suisse First Boston Mortgage Securities Corporation,
110,000	Series 2005-C2-AMFX	4.88%		04/15/2037	111,107
110,000	Series 2005-C6-AJ	5.23%	#	12/15/2040	115,385

	Credit Suisse Mortgage Capital Certificates,
100,000	Series 2006-C1-C	5.47%	#	02/15/2039	103,523
150,000	Series 2006-C3-AM	5.79%	#	06/15/2038	163,090
110,000	Series 2006-C4-AM	5.51%		09/15/2039	118,539
90,000	Series 2006-C5-AM	5.34%		12/15/2039	97,162
187,000	Series 2007-C2-AM	5.55%	#	01/15/2049	202,069
150,000	Series 2014-SURF-E	3.26%	#^	02/15/2029	150,551
150,000	Series 2007-C4-A1AM	5.97%	#	09/15/2039	161,877

	Greenwich Capital Commercial Funding Corporation,
150,000	Series 2007-GG11-AJ	6.26%	#	12/10/2049	151,817
250,000	Series 2007-GG11-AM	5.87%	#	12/10/2049	275,211
150,000	Series 2007-GG9-AM	5.48%		03/10/2039	161,657

	JP Morgan Chase Commercial Mortgage Securities Corporation,
200,000	Series 2005-CB12-B	5.14%	#	09/12/2037	199,062

	LB-UBS Commercial Mortgage Trust,
150,000	Series 2006-C7-AM	5.38%		11/15/2038	163,349
100,000	Series 2007-C2-AM	5.49%	#	02/15/2040	106,494

	Merrill Lynch Mortgage Trust,
250,000	Series 2006-C1-AJ	5.86%	#	05/12/2039	253,329
150,000	Series 2006-C2-AJ	5.80%	#	08/12/2043	151,739
100,000	Series 2006-C2-AM	5.78%	#	08/12/2043	109,279

	Morgan Stanley Capital, Inc.,
110,000	Series 2005-HQ7-AJ	5.38%	#	11/14/2042	115,258
94,000	Series 2005-HQ7-AM	5.38%	#	11/14/2042	99,317
190,000	Series 2007-HQ11-AJ	5.51%	#	02/12/2044	199,875

	Wachovia Bank Commercial Mortgage Trust,
110,000	Series 2005-C22-AM	5.34%	#	12/15/2044	116,754
250,000	Series 2006-C28-AJ	5.63%	#	10/15/2048	251,561
110,000	Series 2006-C28-AM	5.60%	#	10/15/2048	119,603

	WF-RBS Commercial Mortgage Trust,
3,000,000	Series 2014-C19-XA	1.51%	# I/O	03/15/2047	251,655

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $5,059,240)				5,052,781

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 5.0%

	Chase Mortgage Finance Trust,
40,000	Series 2004-S3-2A4	5.50%		03/25/2034	41,002

	Credit Suisse First Boston Mortgage Securities Corporation,
59,033	Series 2004-8-6A1	4.50%		12/25/2019	60,305

	GSR Mortgage Loan Trust,
101,262	Series 2004-2F-14A1	5.50%		09/25/2019	104,669

	Home Equity Mortgage Trust,
217,825	Series 2003-6-M2	2.35%	#	03/25/2034	212,245

	HSI Asset Loan Obligation Trust,
513,248	Series 2006-2-1A1	6.00%		12/25/2036	346,264

	Lehman XS Trust,
64,958	Series 2005-6-3A2B	5.42%	#	11/25/2035	65,369

	NovaStar Mortgage Funding Trust,
466,291	Series 2005-4-A2C	0.39%	#	01/25/2036	462,293

	Structured Adjustable Rate Mortgage Loan Trust,
160,617	Series 2006-8-4A2	5.42%	#	09/25/2036	160,134

	Washington Mutual Mortgage Pass-Through Certificates,
312,323	Series 2006-5-1A5	6.00%		07/25/2036	259,030

	Wells Fargo Alternative Loan Trust,
225,122	Series 2007-PA5-1A1	6.25%		11/25/2037	214,470

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Wells Fargo Mortgage Backed Securities,
$100,000	Series 2005-9-2A2	5.25%		10/25/2035	103,986

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $2,010,706)				2,029,767

US CORPORATE BONDS 11.7%
50,000	Activision Blizzard, Inc.	5.63%	^	09/15/2021	53,625
25,000	Alere, Inc.	6.50%		06/15/2020	26,375
25,000	Altria Group, Inc.	4.13%		09/11/2015	26,207
35,000	American Axle & Manufacturing, Inc.	6.63%		10/15/2022	38,106
76,000	American Express Credit Corporation	1.30%		07/29/2016	76,635
50,000	Amgen, Inc.	2.13%		05/15/2017	51,019
75,000	Anheuser-Busch Inbev Worldwide, Inc.	1.38%		07/15/2017	75,171
40,000	Ashland, Inc.	4.75%		08/15/2022	39,450
75,000	AT&T, Inc.	1.70%		06/01/2017	75,707
50,000	Atlas Pipeline Partners LP	4.75%		11/15/2021	47,750
40,000	Avis Budget Car Rental LLC	5.50%		04/01/2023	40,500
75,000	BB&T Corporation	2.15%		03/22/2017	76,792
75,000	Berkshire Hathaway Finance Corporation	0.95%		08/15/2016	75,430
40,000	Biomet, Inc.	6.50%		08/01/2020	43,280
75,000	Boeing Company	3.75%		11/20/2016	80,634
50,000	Caterpillar Financial Services Corporation	1.35%		09/06/2016	50,556
50,000	Cinemark USA, Inc.	7.38%		06/15/2021	55,688
35,000	CIT Group, Inc.	5.00%		08/15/2022	36,466
70,000	Citigroup, Inc.	1.35%		03/10/2017	69,712
75,000	Comcast Corporation	6.50%		01/15/2017	85,683
35,000	ConocoPhillips Company	4.60%		01/15/2015	36,138
35,000	Dana Holding Corporation	5.38%		09/15/2021	36,575
35,000	DaVita, Inc.	5.75%		08/15/2022	37,406
50,000	Devon Energy Corporation	1.88%		05/15/2017	50,400
75,000	DIRECTV Holdings LLC	2.40%		03/15/2017	76,691
50,000	Dow Chemical Company	2.50%		02/15/2016	51,543
83,000	Duke Energy Corporation	2.15%		11/15/2016	85,296
50,000	eBay, Inc.	1.35%		07/15/2017	50,026
60,000	Ecolab, Inc.	3.00%		12/08/2016	62,912
25,000	Equinix, Inc.	7.00%		07/15/2021	27,969
25,000	Express Scripts Holding Company	2.10%		02/12/2015	25,324
25,000	Forest Laboratories, Inc.	4.38%	^	02/01/2019	26,344
75,000	General Electric Capital Corporation	2.90%		01/09/2017	78,535
100,000	Gilead Sciences, Inc.	3.05%		12/01/2016	105,220
75,000	Goldman Sachs Group, Inc.	5.75%		10/01/2016	83,155
25,000	Goodyear Tire & Rubber Company	7.00%		05/15/2022	27,875
25,000	Gray Television, Inc.	7.50%		10/01/2020	27,250
35,000	Hawk Acquisition Sub, Inc.	4.25%	^	10/15/2020	34,519
15,000	HCA, Inc.	3.75%		03/15/2019	15,094
50,000	HD Supply, Inc.	7.50%		07/15/2020	54,813
75,000	Hewlett-Packard Company	3.30%		12/09/2016	78,931
35,000	Hexion Finance Corporation	6.63%		04/15/2020	36,400
25,000	IASIS Healthcare LLC	8.38%		05/15/2019	26,813
40,000	Icahn Enterprises LP	4.88%	^	03/15/2019	40,800
50,000	John Deere Capital Corporation	1.40%		03/15/2017	50,385
50,000	JP Morgan Chase & Company	3.15%		07/05/2016	52,351
50,000	Kellogg Company	1.75%		05/17/2017	50,389
25,000	Kinder Morgan Energy Partners LP	6.00%		02/01/2017	27,886

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2014	55

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)	March 31, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$75,000	Kraft Foods, Inc.	4.13%		02/09/2016	79,306
50,000	Kroger Company	2.20%		01/15/2017	51,179
25,000	Louisiana-Pacific Corporation	7.50%		06/01/2020	27,813
25,000	Manitowoc Company, Inc.	8.50%		11/01/2020	28,188
50,000	MGM Resorts International	6.63%		12/15/2021	55,063
75,000	Morgan Stanley	1.75%		02/25/2016	76,003
25,000	MPT Operating Partnership LP	6.38%		02/15/2022	26,875
100,000	Mylan, Inc.	1.80%		06/24/2016	101,456
75,000	National Rural Utilities Cooperative Finance Corporation	1.10%		01/27/2017	74,785
50,000	Newfield Exploration Company	5.75%		01/30/2022	53,375
50,000	Nuveen Investments, Inc.	9.50%	^	10/15/2020	53,500
35,000	Oasis Petroleum, Inc.	6.88%	^	03/15/2022	38,063
50,000	ONEOK Partners LP	3.25%		02/01/2016	52,009
35,000	Penn Virginia Resource Partners LP	8.25%		04/15/2018	36,596
75,000	Phillips 66	2.95%		05/01/2017	78,295
50,000	PNC Funding Corporation	2.70%		09/19/2016	51,998
50,000	Post Holdings, Inc.	7.38%	^	02/15/2022	53,999
50,000	Procter & Gamble Company	0.75%		11/04/2016	49,891
35,000	Regency Energy Partners LP	5.50%		04/15/2023	35,438
35,000	Revlon Consumer Products Corporation	5.75%		02/15/2021	35,350
35,000	Reynolds Group Issuer LLC	5.75%		10/15/2020	36,838
50,000	RR Donnelley & Sons Company	7.88%		03/15/2021	57,500
35,000	Safway Group Holding LLC	7.00%	^	05/15/2018	37,450
50,000	Sally Holdings LLC	5.75%		06/01/2022	53,125
25,000	SBA Communications Corporation	5.63%		10/01/2019	26,313
25,000	Sealed Air Corporation	6.50%	^	12/01/2020	27,688
50,000	Select Medical Corporation	6.38%		06/01/2021	51,000
25,000	Service Corporation International	5.38%	^	01/15/2022	25,438
100,000	Simon Property Group LP	2.15%		09/15/2017	102,264
10,000	SM Energy Company	5.00%	^	01/15/2024	9,775
25,000	Southwest Airlines Company	5.13%		03/01/2017	27,434
25,000	Spectrum Brands, Inc.	6.63%		11/15/2022	27,344
50,000	Sun Merger Sub, Inc.	5.88%	^	08/01/2021	52,000
35,000	Terex Corporation	6.00%		05/15/2021	37,625
75,000	Thomson Reuters Corporation	1.30%		02/23/2017	74,674
35,000	Toll Brothers Finance Corporation	5.88%		02/15/2022	37,625
50,000	Toyota Motor Credit Corporation	1.75%		05/22/2017	50,760
40,000	Ultra Petroleum Corporation	5.75%	^	12/15/2018	42,100
25,000	United Rentals North America, Inc.	7.63%		04/15/2022	28,156
25,000	Valero Energy Corporation	6.13%		06/15/2017	28,680
75,000	Verizon Communications, Inc.	2.50%		09/15/2016	77,706
50,000	Wal-Mart Stores, Inc.	5.38%		04/05/2017	56,312
75,000	Waste Management, Inc.	2.60%		09/01/2016	77,715
40,000	WCI Communities, Inc.	6.88%	^	08/15/2021	41,600
50,000	WellPoint, Inc.	5.25%		01/15/2016	53,741
75,000	Wells Fargo & Company	2.10%		05/08/2017	76,853
25,000	Xerox Corporation	2.95%		03/15/2017	26,010

	Total US Corporate Bonds (Cost $4,793,225)				4,784,734

PRINCIPAL AMOUNT / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US GOVERNMENT BONDS AND NOTES 4.4%
$580,000	United States Treasury Notes	0.25%		05/31/2014	580,216
490,000	United States Treasury Notes	0.13%		07/31/2014	490,124
390,000	United States Treasury Notes	0.88%		12/31/2016	390,960
240,000	United States Treasury Notes	0.75%		06/30/2017	237,787
110,000	United States Treasury Notes	0.75%		12/31/2017	107,869

	Total US Government Bonds and Notes (Cost $1,810,253)				1,806,956

AFFILIATED MUTUAL FUNDS 22.4% (a)
486,435	DoubleLine Core Fixed Income Fund				5,292,413
377,470	DoubleLine Floating Rate Fund				3,831,323

	Total Affiliated Mutual Funds (Cost $9,122,947)				9,123,736

SHORT TERM INVESTMENTS 4.8%
645,828	BlackRock Institutional Liquidity Funds FedFund Portfolio	0.01%	♦		645,828
645,828	Fidelity Institutional Government Portfolio	0.01%	♦		645,828
645,828	Morgan Stanley Institutional Liquidity Funds	0.04%	♦		645,828

	Total Short Term Investments (Cost $1,937,484)				1,937,484

	Total Investments 97.2% (Cost $39,589,899)				39,634,419
	Other Assets in Excess of Liabilities 2.8%				1,140,633

	NET ASSETS 100.0%				$40,775,052

SECURITY TYPE BREAKDOWN as % of Net Assets
Affiliated Mutual Funds	22.4%
Foreign Corporate Bonds	18.9%
Collateralized Loan Obligations	17.0%
Non-Agency Commercial Mortgage Backed Obligations	12.4%
US Corporate Bonds	11.7%
Non-Agency Residential Collateralized Mortgage Obligations	5.0%
Short Term Investments	4.8%
US Government Bonds and Notes	4.4%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	0.6%
Other Assets and Liabilities	2.8%

100.0%

56	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2014

COUNTRY BREAKDOWN as a % of Net Assets:
United States	77.7%
Colombia	2.7%
Chile	2.6%
Brazil	2.6%
Mexico	2.2%
Panama	1.9%
Peru	1.9%
Russia	1.5%
Canada	0.5%
Singapore	0.5%
Costa Rica	0.5%
Qatar	0.5%
Australia	0.4%
United Kingdom	0.3%
El Salvador	0.3%
China	0.3%
Supranational	0.3%
South Korea	0.3%
France	0.1%
Luxembourg	0.1%
Other Assets and Liabilities	2.8%

100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Affiliated Mutual Funds	22.4%
Collateralized Loan Obligations	17.0%
Non-Agency Commercial Mortgage Backed Obligations	12.4%
Banking	8.9%
Non-Agency Residential Collateralized Mortgage Obligations	5.0%
Short Term Investments	4.8%
US Government Bonds and Notes	4.4%
Oil and Gas	3.4%
Transportation	2.3%
Media	2.0%
Financial Intermediaries	1.4%
Telecommunications	1.4%
Consumer Products	1.4%
Building and Development	1.1%
Health Care	1.0%
Business Equipment and Services	0.9%
Chemicals/Plastics	0.9%
Utilities	0.7%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	0.6%
Retail	0.5%
Finance	0.5%
Food Products	0.4%
Pharmaceuticals	0.4%
Energy	0.4%
Conglomerates	0.3%
Real Estate	0.3%
Beverage and Tobacco	0.3%
Hotels/Motels/Inns and Casinos	0.3%
Pulp & Paper	0.3%
Automotive	0.2%
Environmental Control	0.2%
Insurance	0.2%
Industrial	0.2%
Leisure	0.1%
Food/Drug Retailers	0.1%
Mining	0.1%
Containers and Glass Products	0.1%
Cosmetics/Toiletries	0.1%
Drugs	0.1%
Air Transport	0.1%
Other Assets and Liabilities	2.8%

100.0%

#	Variable rate security. Rate disclosed as of March 31, 2014.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2014, the value of these securities amounted to $8,028,939 or 19.7% of net assets.

I/O	Interest only security
(a)	Institutional class shares held

♦	Seven-day yield as of March 31, 2014

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2014	57

Schedule of Investments  DoubleLine Shiller Enhanced CAPE®  (Cont.)

Total Return Swaps - Long
Reference Entity	Counterparty	Notional Amount	Termination Date	Unrealized Appreciation (Depreciation)
Shiller Barclays CAPE® US Sector ER USD Index	Barclays Capital, Inc.	97,000	04/03/2014	$753
Shiller Barclays CAPE® US Sector ER USD Index	Barclays Capital, Inc.	225,000	04/03/2014	2,690
Shiller Barclays CAPE® US Sector ER USD Index	Barclays Capital, Inc.	90,000	04/03/2014	1,004
Shiller Barclays CAPE® US Sector ER USD Index	Barclays Capital, Inc.	58,000	04/03/2014	252
Shiller Barclays CAPE® US Sector ER USD Index	Barclays Capital, Inc.	130,000	04/03/2014	—
Shiller Barclays CAPE® US Sector ER II USD Index	Barclays Capital, Inc.	5,717,000	11/20/2014	395,597
Shiller Barclays CAPE® US Sector ER II USD Index	Barclays Capital, Inc.	5,534,000	12/18/2014	207,655
Shiller Barclays CAPE® US Sector ER II USD Index	Barclays Capital, Inc.	3,967,000	12/18/2014	205,406
Shiller Barclays CAPE® US Sector ER II USD Index	Barclays Capital, Inc.	2,370,000	12/18/2014	138,193
Shiller Barclays CAPE® US Sector ER II USD Index	Barclays Capital, Inc.	550,000	01/29/2015	13,726
Shiller Barclays CAPE® US Sector ER II USD Index	Barclays Capital, Inc.	1,540,000	01/29/2015	46,956
Shiller Barclays CAPE® US Sector ER II USD Index	Barclays Capital, Inc.	3,000,000	01/29/2015	68,467
Shiller Barclays CAPE® US Sector ER II USD Index	Barclays Capital, Inc.	2,050,000	01/29/2015	62,242
Shiller Barclays CAPE® US Sector ER II USD Index	Barclays Capital, Inc.	194,000	02/26/2015	4,105
Shiller Barclays CAPE® US Sector ER II USD Index	Barclays Capital, Inc.	603,000	02/26/2015	38,756
Shiller Barclays CAPE® US Sector ER II USD Index	Barclays Capital, Inc.	600,000	02/26/2015	29,646
Shiller Barclays CAPE® US Sector ER II USD Index	Barclays Capital, Inc.	8,000,000	03/26/2015	47,555
Shiller Barclays CAPE® US Sector ER II USD Index	Barclays Capital, Inc.	498,000	03/26/2015	743
Shiller Barclays CAPE® US Sector ER II USD Index	Barclays Capital, Inc.	703,000	03/26/2015	12,872
Shiller Barclays CAPE® US Sector ER II USD Index	Barclays Capital, Inc.	500,000	03/26/2015	6,591
Shiller Barclays CAPE® US Sector ER II USD Index	Barclays Capital, Inc.	2,000,000	05/01/2015	22,754

				$1,305,963

Shiller Barclays CAPE® US Sector ER USD Index aims to provide notional long exposure to the top four United States equity sectors that are relatively undervalued, as defined by a modified version of the classic CAPE® Ratio (the “Relative CAPE® Indicator”) and that possess relatively strong price momentum over the prior twelve months. Each U.S. equity sector is represented by an exchange-traded fund that invests primarily in equity securities of companies in the relevant sector.

Shiller Barclays CAPE® US Sector ER II USD Index aims to provide notional long exposure to the top four United States equity sectors that are relatively undervalued, as defined by a modified version of the classic CAPE® Ratio (the “Relative CAPE® Indicator”) and that possess relatively strong price momentum over the prior twelve months. Each U.S. equity sector is represented by an index that invests primarily in equity securities of companies in the relevant sector.

Investments in Affiliates

Generally, an issuer is an affiliate of a Fund under the Investment Company Act of 1940 if the Fund holds 5% or more of the outstanding voting securities of the issuer or if the issuer is under common control with the Fund.

A summary of DoubleLine Shiller Enhanced CAPE®’s investment in affiliated mutual funds for the period ended March 31, 2014 is as follows:

Fund	Value at October 31, 2013	Gross Purchases	Gross Sales	Shares Held at March 31, 2014	Value at March 31, 2014	Dividend Income Earned in the Period Ended March 31, 2014	Net Realized Gain (Loss) in the Period Ended March 31, 2014
DoubleLine Core Fixed Income Fund	$—	$21,703,000	$15,973,000	486,435	$5,292,413	$160,148	$73,526
DoubleLine Floating Rate Fund	—	3,827,000	—	377,470	3,831,323	31,169	—
DoubleLine Low Duration Bond Fund	—	10,914,000	10,925,117	—	—	20,963	11,117

	$—	$36,444,000	$26,898,117	863,905	$9,123,736	$212,280	$84,643

58	DoubleLine Funds Trust	See Accompanying Notes

Statements of Assets and Liabilities	March 31, 2014

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund	DoubleLine Shiller Enhanced CAPE®

ASSETS
Investments in Unaffiliated Securities, at Value*	$30,015,638,024	$1,556,449,292	$504,582,139	$56,073,117	$1,794,191,819	$358,999,282	$28,573,199
Investments in Affiliated Securities, at Value*	—	104,358,793	—	36,963,455	—	—	9,123,736
Short-term Securities*	1,767,398,379	62,212,619	9,883,531	66,151,968	185,500,106	31,936,361	1,937,484
Interest and Dividends Receivable	121,393,427	11,691,899	7,598,648	275,804	8,085,178	2,663,033	217,528
Receivable for Fund Shares Sold	102,405,626	12,065,080	6,016,697	176,164	5,081,085	536,067	1,211,315
Prepaid Expenses and Other Assets	286,351	51,276	53,944	26,338	127,301	50,164	48,995
Receivable for Investments Sold	—	902,503	2,159,756	—	245,227	25,037,225	500,000
Cash	—	25,758	—	490,610	—	—	—
Deposit at Broker for Futures	—	—	—	3,494,500	—	—	—
Variation Margin Receivable	—	—	—	280,023	—	—	—
Unrealized Appreciation on Swaps	—	—	—	198,136	—	—	1,305,963
Investment Advisory Fees Receivable	—	—	—	—	—	—	43,333
Total Assets	32,007,121,807	1,747,757,220	530,294,715	164,130,115	1,993,230,716	419,222,132	42,961,553

LIABILITIES
Payable for Fund Shares Redeemed	157,828,121	3,871,924	877,234	384,181	4,900,861	317,735	71,354
Payable for Investments Purchased	85,091,898	5,528,829	12,440,385	—	72,663,302	36,876,161	2,050,797
Distribution Payable	41,979,117	1,463,738	569,363	427,103	425,393	537,480	7,739
Investment Advisory Fees Payable	11,522,856	546,652	319,641	117,602	506,492	181,851	—
Transfer Agent Expenses Payable	3,041,312	334,187	70,767	37,381	112,299	32,689	12,963
Distribution Fees Payable	3,023,214	180,699	58,453	30,541	412,600	64,253	4,124
Accrued Expenses	1,705,309	285,452	166,247	93,196	125,608	80,790	29,078
Administration, Fund Accounting and Custodian Fees Payable	837,749	73,120	26,001	14,681	59,174	29,306	6,788
Registration Fees Payable	7,338	584	—	93	166,694	45,309	3,658
Total Liabilities	305,036,914	12,285,185	14,528,091	1,104,778	79,372,423	38,165,574	2,186,501
Net Assets	$31,702,084,893	$1,735,472,035	$515,766,624	$163,025,337	$1,913,858,293	$381,056,558	$40,775,052

NET ASSETS CONSIST OF:
Paid-in Capital	$32,721,926,970	$1,754,724,135	$538,744,882	$156,348,567	$1,908,919,755	$379,545,002	$39,378,656
Undistributed (Accumulated) Net Investment Income (Loss)	12,870,889	793,887	688,465	327,510	232,289	62,412	4,763
Accumulated Net Realized Gain (Loss) on Investments	(1,164,691,771)	(35,281,550)	(20,870,459)	4,982,315	(3,047,352)	265,486	41,150
Net Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	131,943,176	14,505,666	(2,796,264)	1,474,349	7,753,601	1,183,658	43,731
Investments in Affiliated Securities	—	729,897	—	(967,706)	—	—	789
Short-term Securities	35,629	—	—	—	—	—	—
Futures	—	—	—	662,166	—	—	—
Swaps	—	—	—	198,136	—	—	1,305,963
Net Assets	$31,702,084,893	$1,735,472,035	$515,766,624	$163,025,337	$1,913,858,293	$381,056,558	$40,775,052

*Identified Cost:
Investments in Unaffiliated Securities	$29,883,694,848	$1,541,943,626	$507,378,403	$54,598,768	$1,786,438,218	$357,815,624	$28,529,468
Investments in Affiliated Securities	—	103,628,896	—	37,931,161	—	—	9,122,947
Short-term Securities	1,767,362,750	62,212,619	9,883,531	66,151,968	185,500,106	31,936,361	1,937,484

Class I (unlimited shares authorized):
Net Assets	$24,631,306,039	$1,351,760,234	$331,789,850	$66,291,526	$851,770,538	$276,736,740	$30,061,327
Shares Outstanding	2,260,077,618	124,288,498	31,648,291	6,565,780	83,596,892	27,278,140	2,814,795
Net Asset Value, Offering and Redemption Price per Share	$10.90	$10.88	$10.48	$10.10	$10.19	$10.15	$10.68

Class N (unlimited shares authorized):
Net Assets	$7,070,778,854	$383,711,801	$183,976,774	$—	$1,062,087,755	$104,319,818	$10,713,725
Shares Outstanding	649,026,486	35,299,393	17,546,668	—	104,304,377	10,268,502	1,003,360
Net Asset Value, Offering and Redemption Price per Share	$10.89	$10.87	$10.48	$—	$10.18	$10.16	$10.68

Class A (unlimited shares authorized):
Net Assets	$—	$—	$—	$96,733,811	$—	$—	$—
Shares Outstanding	—	—	—	9,601,525	—	—	—
Net Asset Value, Offering Price per Share	$—	$—	$—	$10.50	$—	$—	$—
Net Asset Value, Redemption Price per Share	$—	$—	$—	$10.07	$—	$—	$—

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2014	59

Statements of Operations	Period ended March 31, 2014

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund	DoubleLine Shiller Enhanced CAPE®[1]

INVESTMENT INCOME
Income:
Interest	$1,497,388,892	$82,237,371	$32,996,446	$2,285,388	$23,207,793	$9,819,609	$65,638
Dividends from Unaffiliated Securities	—	—	—	1,755,281	—	—	—
Dividends from Affiliated Securities	—	2,719,936	—	1,875,330	—	—	212,280
Total Investment Income	1,497,388,892	84,957,307	32,996,446	5,915,999	23,207,793	9,819,609	277,918
Expenses:
Investment Advisory Fees	142,668,210	7,541,529	4,625,614	2,229,588	4,114,174	1,412,216	17,938
Distribution Fees - Class N	20,325,606	1,289,303	403,107	—	1,605,729	189,407	10,618
Distribution Fees - Class A	—	—	—	329,644	—	—	—
Transfer Agent Expenses	14,071,227	1,077,745	407,790	141,876	635,132	142,341	33,106
Administration, Fund Accounting and Custodian Fees	6,072,262	482,528	156,930	80,713	313,539	115,457	11,650
Shareholder Reporting Expenses	1,465,148	117,997	52,077	39,091	56,983	29,150	35,054
Registration Fees	1,073,525	140,936	92,355	88,518	304,012	146,080	8,294
Professional Fees	1,013,048	220,394	181,713	152,047	130,499	183,159	321,126
Insurance Expenses	933,484	67,322	21,881	8,437	16,082	3,730	126
Trustees’ Fees and Expenses	633,249	35,122	10,112	4,021	26,420	6,315	335
Miscellaneous Expenses	308,328	28,869	105,654	8,437	12,038	22,196	7,974
Total Expenses	188,564,087	11,001,745	6,057,233	3,082,372	7,214,608	2,250,051	446,221
Less: Fees (Waived)/Recouped	2,120,101	—	34,442	(283,515)	(105,391)	(3,277)	(399,206)
Net Expenses	190,684,188	11,001,745	6,091,675	2,798,857	7,109,217	2,246,774	47,015

Net Investment Income	1,306,704,704	73,955,562	26,904,771	3,117,142	16,098,576	7,572,835	230,903

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments in Unaffiliated Securities	(27,164,096)	(22,910,501)	(20,321,605)	(251,677)	863,812	273,530	81
Investments in Affiliated Securities	—	417,896	—	(515,060)	—	—	84,643
Futures	—	—	—	3,357,731	—	—	—
Forwards	—	—	—	337,892	—	—	—
Swaps	—	—	—	(878,472)	—	—	(43,549)
Written Options	—	—	—	339,850	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	(1,091,381,122)	(56,775,979)	(16,108,225)	10,564	4,227,453	762,318	43,731
Investments in Affiliated Securities	—	346,256	—	(1,455,564)	—	—	789
Short-term Securities	(747,351)	—	—	—	—	2,023	—
Futures	—	—	—	2,120,692	—	—	—
Swaps	—	—	—	464,855	—	—	1,305,963
Written Options	—	—	—	(234,584)	—	—	—
Net Realized and Unrealized Gain (Loss) on Investments	(1,119,292,569)	(78,922,328)	(36,429,830)	3,296,227	5,091,265	1,037,871	1,391,658

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$187,412,135	$(4,966,766)	$(9,525,059)	$6,413,369	$21,189,841	$8,610,706	$1,622,561

[1]	Commencement of operations on October 31, 2013

60	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	DoubleLine Total Return Bond Fund		DoubleLine Core Fixed Income Fund
	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013

OPERATIONS
Net Investment Income	$1,306,704,704	$1,276,925,558	$73,955,562	$80,090,728
Net Realized Gain (Loss) on Investments	(27,164,096)	4,484,908	(22,492,605)	33,274,675
Net Change in Unrealized Appreciation (Depreciation) of Investments	(1,092,128,473)	907,541,862	(56,429,723)	43,470,367
Net Increase (Decrease) in Net Assets Resulting from Operations	187,412,135	2,188,952,328	(4,966,766)	156,835,770

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
Class I	(1,379,861,329)	(1,369,454,321)	(63,903,379)	(73,833,620)
Class N	(385,329,341)	(435,657,389)	(19,950,791)	(25,573,765)
From Net Realized Gain
Class I	—	—	(5,663,885)	(8,259,212)
Class N	—	—	(1,613,333)	(3,270,018)

Total Distributions to Shareholders	(1,765,190,670)	(1,805,111,710)	(91,131,388)	(110,936,615)

NET SHARE TRANSACTIONS
Class I	(4,558,179,006)	13,889,037,951	(408,475,174)	249,977,552
Class N	(2,001,943,791)	3,224,760,062	(321,003,550)	181,860,465
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(6,560,122,797)	17,113,798,013	(729,478,724)	431,838,017

Total Increase (Decrease) in Net Assets	$(8,137,901,332)	$17,497,638,631	$(825,576,878)	$477,737,172

NET ASSETS
Beginning of Period	$39,839,986,225	$22,342,347,594	$2,561,048,913	$2,083,311,741
End of Period	$31,702,084,893	$39,839,986,225	$1,735,472,035	$2,561,048,913

Accumulated (Undistributed) Net Investment Income (Loss)	$12,870,889	$13,667,741	$793,887	$704,511

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2014	61

Statements of Changes in Net Assets

	DoubleLine Emerging Markets Fixed Income Fund		DoubleLine Multi-Asset Growth Fund (Consolidated)
	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013

OPERATIONS
Net Investment Income	$26,904,771	$21,779,269	$3,117,142	$4,202,798
Net Realized Gain (Loss) on Investments	(20,321,605)	15,854,005	2,390,264	(1,949,093)
Net Change in Unrealized Appreciation (Depreciation) of Investments	(16,108,225)	6,102,561	905,963	892,332
Net Increase (Decrease) in Net Assets Resulting from Operations	(9,525,059)	43,735,835	6,413,369	3,146,037

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
Class I	(19,891,979)	(17,525,904)	(1,703,969)	(2,646,441)
Class N	(6,995,101)	(4,075,759)	—	—
Class A	—	—	(2,264,145)	(2,688,413)
From Net Realized Gain
Class I	(5,281,666)	(6,946,690)	—	—
Class N	(2,327,665)	(1,698,083)	—	—
Class A	—	—	—	—

Total Distributions to Shareholders	(34,496,411)	(30,246,436)	(3,968,114)	(5,334,854)

NET SHARE TRANSACTIONS
Class I	(252,764,751)	259,941,421	(39,665,897)	21,098,152
Class N	24,323,638	83,389,248	—	—
Class A	—	—	(64,581,935)	118,585,276
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(228,441,113)	343,330,669	(104,247,832)	139,683,428

Total Increase (Decrease) in Net Assets	$(272,462,583)	$356,820,068	$(101,802,577)	$137,494,611

NET ASSETS
Beginning of Period	$788,229,207	$431,409,139	$264,827,914	$127,333,303
End of Period	$515,766,624	$788,229,207	$163,025,337	$264,827,914

Accumulated (Undistributed) Net Investment Income (Loss)	$688,465	$190,376	$327,510	$(118,514)

62	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

	DoubleLine Low Duration Bond Fund		DoubleLine Floating Rate Fund
	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Period Ended March 31, 2013[1]

OPERATIONS
Net Investment Income (Loss)	$16,098,576	$8,030,477	$7,572,835	$(8,435)
Net Realized Gain (Loss) on Investments	863,812	277,382	273,530	—
Net Change in Unrealized Appreciation (Depreciation) of Investments	4,227,453	2,755,237	764,341	419,317
Net Increase (Decrease) in Net Assets Resulting from Operations	21,189,841	11,063,096	8,610,706	410,882

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
Class I	(9,321,891)	(6,198,894)	(5,424,016)	—
Class N	(9,318,777)	(3,234,539)	(2,077,972)	—
From Net Realized Gain
Class I	—	(106,019)	(5,406)	—
Class N	—	(68,847)	(2,638)	—

Total Distributions to Shareholders	(18,640,668)	(9,608,299)	(7,510,032)	—

NET SHARE TRANSACTIONS
Class I	476,032,359	242,735,409	212,411,666	63,025,000
Class N	821,710,023	151,916,322	104,098,336	10,000
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	1,297,742,382	394,651,731	316,510,002	63,035,000

Total Increase (Decrease) in Net Assets	$1,300,291,555	$396,106,528	$317,610,676	$63,445,882

NET ASSETS
Beginning of Period	$613,566,738	$217,460,210	$63,445,882	$—
End of Period	$1,913,858,293	$613,566,738	$381,056,558	$63,445,882

Accumulated (Undistributed) Net Investment Income (Loss)	$232,289	$55,235	$62,412	$—

[1]	Commencement of operations on February 1, 2013

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2014	63

Statements of Changes in Net Assets

DoubleLine Shiller Enhanced CAPE®
Period Ended March 31, 2014[1]

OPERATIONS
Net Investment Income	$230,903
Net Realized Gain (Loss) on Investments	41,175
Net Change in Unrealized Appreciation (Depreciation) of Investments	1,350,483
Net Increase (Decrease) in Net Assets Resulting from Operations	1,622,561

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
Class I	(130,379)
Class N	(95,786)

Total Distributions to Shareholders	(226,165)

NET SHARE TRANSACTIONS
Class I	29,316,916
Class N	10,061,740
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	39,378,656

Total Increase (Decrease) in Net Assets	$40,775,052

NET ASSETS
Beginning of Period	$—
End of Period	$40,775,052

Accumulated (Undistributed) Net Investment Income (Loss)	$4,763

[1]	Commencement of operations on October 31, 2013

64	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Financial Highlights

	DoubleLine Total Return Bond Fund
	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012	Period Ended March 31, 2011[1]		Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012	Period Ended March 31, 2011[1]
	Class I	Class I	Class I	Class I		Class N	Class N	Class N	Class N

Net Asset Value, Beginning of Period	$11.34	$11.17	$10.96	$10.00		$11.33	$11.16	$10.96	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.42	0.46	0.77	1.02		0.39	0.44	0.73	0.99
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.30)	0.34	0.31	0.87		(0.30)	0.34	0.31	0.87
Total from Investment Operations	0.12	0.80	1.08	1.89		0.09	0.78	1.04	1.86

Less Distributions:
Distributions from Net Investment Income	(0.56)	(0.63)	(0.87)	(0.93)		(0.53)	(0.61)	(0.84)	(0.90)
Distributions from Net Realized Gain	—	—	—	—		—	—	—	—
Total Distributions	(0.56)	(0.63)	(0.87)	(0.93)		(0.53)	(0.61)	(0.84)	(0.90)
Net Asset Value, End of Period	$10.90	$11.34	$11.17	$10.96		$10.89	$11.33	$11.16	$10.96
Total Return	1.13%	7.37%	10.18%	19.28%	[2]	0.88%	7.11%	9.83%	19.04%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$24,631,306	$30,398,069	$16,226,569	$4,330,408		$7,070,779	$9,441,917	$6,115,779	$1,479,601
Ratios to Average Net Assets:
Expenses Before Fees (Waived)/Recouped	0.47%	0.48%	0.50%	0.53%	[3]	0.72%	0.73%	0.75%	0.78%	[3]
Expenses After Fees (Waived)/Recouped	0.48%	0.48%	0.49%	0.49%	[3]	0.73%	0.73%	0.74%	0.74%	[3]
Net Investment Income (Loss)	3.78%	4.02%	6.86%	9.42%	[3]	3.25%	3.76%	6.58%	9.17%	[3]
Portfolio Turnover Rate	14%	23%	15%	17%	[2]	14%	23%	15%	17%	[2]

[1]	Commencement of operations on April 6, 2010
[2]	Not annualized
[3]	Annualized
[4]	Calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2014	65

Financial Highlights

	DoubleLine Core Fixed Income Fund
	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012	Period Ended March 31, 2011[1]		Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012	Period Ended March 31, 2011[1]
	Class I	Class I	Class I	Class I		Class N	Class N	Class N	Class N

Net Asset Value, Beginning of Period	$11.29	$11.06	$10.46	$10.00		$11.28	$11.05	$10.46	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.41	0.36	0.50	0.57		0.40	0.33	0.47	0.55
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.31)	0.36	0.65	0.41		(0.31)	0.36	0.65	0.41
Total from Investment Operations	0.10	0.72	1.15	0.98		0.09	0.69	1.12	0.96

Less Distributions:
Distributions from Net Investment Income	(0.47)	(0.44)	(0.52)	(0.48)		(0.46)	(0.41)	(0.50)	(0.46)
Distributions from Net Realized Gain	(0.04)	(0.05)	(0.03)	(0.04)		(0.04)	(0.05)	(0.03)	(0.04)
Total Distributions	(0.51)	(0.49)	(0.55)	(0.52)		(0.50)	(0.46)	(0.53)	(0.50)
Net Asset Value, End of Period	$10.88	$11.29	$11.06	$10.46		$10.87	$11.28	$11.05	$10.46
Total Return	1.03%	6.53%	11.19%	9.90%	[2]	0.77%	6.27%	10.85%	9.71%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$1,351,760	$1,829,092	$1,544,169	$158,043		$383,712	$731,957	$539,143	$30,586
Ratios to Average Net Assets:
Expenses Before Fees Waived	0.48%	0.51%	0.54%	0.85%	[3]	0.73%	0.76%	0.79%	1.09%	[3]
Expenses After Fees Waived	0.48%	0.50%	0.49%	0.49%	[3]	0.73%	0.75%	0.74%	0.74%	[3]
Net Investment Income (Loss)	3.76%	3.14%	4.51%	6.56%	[3]	3.32%	2.91%	4.22%	6.38%	[3]
Portfolio Turnover Rate	53%	83%	81%	84%	[2]	53%	83%	81%	84%	[2]

[1]	Commencement of operations on June 1, 2010
[2]	Not annualized
[3]	Annualized
[4]	Calculated based on average shares outstanding during the period.

66	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

	DoubleLine Emerging Markets Fixed Income Fund
	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012	Period Ended March 31, 2011[1]		Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012	Period Ended March 31, 2011[1]
	Class I	Class I	Class I	Class I		Class N	Class N	Class N	Class N

Net Asset Value, Beginning of Period	$11.03	$10.70	$10.57	$10.00		$11.03	$10.70	$10.57	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.46	0.38	0.58	0.60		0.44	0.36	0.55	0.58
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.38)	0.46	0.23	0.52		(0.38)	0.46	0.23	0.52
Total from Investment Operations	0.08	0.84	0.81	1.12		0.06	0.82	0.78	1.10

Less Distributions:
Distributions from Net Investment Income	(0.48)	(0.38)	(0.58)	(0.52)		(0.46)	(0.36)	(0.55)	(0.50)
Distributions from Net Realized Gain	(0.15)	(0.13)	(0.10)	(0.03)		(0.15)	(0.13)	(0.10)	(0.03)
Total Distributions	(0.63)	(0.51)	(0.68)	(0.55)		(0.61)	(0.49)	(0.65)	(0.53)
Net Asset Value, End of Period	$10.48	$11.03	$10.70	$10.57		$10.48	$11.03	$10.70	$10.57
Total Return	0.95%	8.04%	7.96%	11.48%	[2]	0.69%	7.78%	7.71%	11.25%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$331,790	$620,479	$349,926	$106,227		$183,977	$167,750	$81,484	$26,277
Ratios to Average Net Assets:
Expenses Before Fees (Waived)/Recouped	0.92%	0.91%	0.95%	1.32%	[3]	1.17%	1.16%	1.20%	1.57%	[3]
Expenses After Fees (Waived)/Recouped	0.92%	0.91%	0.95%	0.95%	[3]	1.17%	1.16%	1.20%	1.20%	[3]
Net Investment Income (Loss)	4.40%	3.53%	5.47%	5.85%	[3]	4.25%	3.30%	5.26%	5.66%	[3]
Portfolio Turnover Rate	79%	105%	177%	109%	[2]	79%	105%	177%	109%	[2]

[1]	Commencement of operations on April 6, 2010
[2]	Not annualized
[3]	Annualized
[4]	Calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2014	67

Financial Highlights

	DoubleLine Multi-Asset Growth Fund (Consolidated)
	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012	Period Ended March 31, 2011[1]		Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012	Period Ended March 31, 2011[1]
	Class I	Class I	Class I	Class I		Class A	Class A	Class A	Class A

Net Asset Value, Beginning of Period	$9.96	$10.03	$10.11	$10.00		$9.95	$10.02	$10.09	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.18	0.31	0.42	0.10		0.12	0.29	0.41	0.10
Net Gain (Loss) on Investments (Realized and Unrealized)	0.18	(0.06)	(0.16)	0.02		0.19	(0.06)	(0.16)	—
Total from Investment Operations	0.36	0.25	0.26	0.12		0.31	0.23	0.25	0.10

Less Distributions:
Distributions from Net Investment Income	(0.22)	(0.32)	(0.34)	(0.01)		(0.19)	(0.30)	(0.32)	(0.01)
Distributions from Net Realized Gain	—	—	—	—		—	—	—	—
Total Distributions	(0.22)	(0.32)	(0.34)	(0.01)		(0.19)	(0.30)	(0.32)	(0.01)
Net Asset Value, End of Period	$10.10	$9.96	$10.03	$10.11		$10.07	$9.95	$10.02	$10.09
Total Return[5]	3.65%	2.49%	2.67%	1.24%	[2]	3.28%	2.19%	2.57%	1.02%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$66,292	$105,114	$85,073	$22,128		$96,734	$159,714	$42,261	$6,071
Ratios to Average Net Assets:
Expenses Before Fees Waived	1.26%	1.35%	1.51%	5.11%	[3]	1.51%	1.60%	1.76%	6.05%	[3]
Expenses After Fees Waived	1.13%	1.10%	1.09%	1.18%	[3]	1.38%	1.35%	1.34%	1.43%	[3]
Net Investment Income (Loss)	1.67%	3.11%	4.14%	3.57%	[3]	1.01%	2.48%	3.88%	3.57%	[3]
Portfolio Turnover Rate	150%	88%	48%	19%	[2]	150%	88%	48%	19%	[2]

[1]	Commencement of operations on December 20, 2010
[2]	Not annualized
[3]	Annualized
[4]	Calculated based on average shares outstanding during the period.
[5]	Total return does not include the effects of sales charges for Class A.

68	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

	DoubleLine Low Duration Bond Fund
	Year Ended March 31, 2014	Year Ended March 31, 2013	Period Ended March 31, 2012[1]		Year Ended March 31, 2014	Year Ended March 31, 2013	Period Ended March 31, 2012[1]
	Class I	Class I	Class I		Class N	Class N	Class N

Net Asset Value, Beginning of Period	$10.21	$10.16	$10.00		$10.20	$10.15	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.15	0.20	0.11		0.13	0.17	0.09
Net Gain (Loss) on Investments (Realized and Unrealized)	—	0.09	0.13		—	0.09	0.13
Total from Investment Operations	0.15	0.29	0.24		0.13	0.26	0.22

Less Distributions:
Distributions from Net Investment Income	(0.17)	(0.24)	(0.08)		(0.15)	(0.21)	(0.07)
Distributions from Net Realized Gain	—	—	—		—	—	—
Total Distributions	(0.17)	(0.24)	(0.08)		(0.15)	(0.21)	(0.07)
Net Asset Value, End of Period	$10.19	$10.21	$10.16		$10.18	$10.20	$10.15
Total Return	1.51%	2.88%	2.44%	[2]	1.26%	2.64%	2.25%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$851,771	$375,840	$132,117		$1,062,088	$237,727	$85,343
Ratios to Average Net Assets:
Expenses Before Fees Waived	0.48%	0.53%	0.94%	[3]	0.73%	0.78%	1.19%	[3]
Expenses After Fees Waived	0.47%	0.47%	0.47%	[3]	0.72%	0.72%	0.72%	[3]
Net Investment Income (Loss)	1.46%	1.98%	2.10%	[3]	1.30%	1.70%	1.74%	[3]
Portfolio Turnover Rate	53%	71%	46%	[2]	53%	71%	46%	[2]

[1]	Commencement of operations on September 30, 2011
[2]	Not annualized
[3]	Annualized
[4]	Calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2014	69

Financial Highlights

	DoubleLine Floating Rate Fund
	Year Ended March 31, 2014	Period Ended March 31, 2013[1]		Year Ended March 31, 2014	Period Ended March 31, 2013[1]
	Class I	Class I		Class N	Class N

Net Asset Value, Beginning of Period	$10.08	$10.00		$10.08	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.27	—		0.25	—
Net Gain (Loss) on Investments (Realized and Unrealized)	0.04	0.08		0.05	0.08
Total from Investment Operations	0.31	0.08		0.30	0.08

Less Distributions:
Distributions from Net Investment Income	(0.24)	—		(0.22)	—
Distributions from Net Realized Gain	—	—		—	—
Total Distributions	(0.24)	—		(0.22)	—
Net Asset Value, End of Period	$10.15	$10.08		$10.16	$10.08
Total Return	3.07%	0.80%[2]		2.93%	0.80%[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$276,737	$63,436		$104,320	$10
Ratios to Average Net Assets:
Expenses Before Fees Waived	0.73%	2.01%	[3]	0.98%	2.26%	[3]
Expenses After Fees Waived	0.73%	0.75%	[3]	0.98%	1.00%	[3]
Net Investment Income (Loss)	2.68%	(0.13)%	[3]	2.68%	(0.13)%	[3]
Portfolio Turnover Rate	66%	20%	[2]	66%	20%	[2]

[1]	Commencement of operations on February 1, 2013
[2]	Not annualized
[3]	Annualized
[4]	Calculated based on average shares outstanding during the period.

70	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

	DoubleLine Shiller Enhanced CAPE®
	Period Ended March 31, 2014[1]		Period Ended March 31, 2014[1]
	Class I		Class N

Net Asset Value, Beginning of Period	$10.00		$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.11		0.10
Net Gain (Loss) on Investments (Realized and Unrealized)	0.67		0.67
Total from Investment Operations	0.78		0.77

Less Distributions:
Distributions from Net Investment Income	(0.10)		(0.09)
Distributions from Net Realized Gain	—		—
Total Distributions	(0.10)		(0.09)
Net Asset Value, End of Period	$10.68		$10.68
Total Return	7.83%	[2]	7.73%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$30,061		$10,714
Ratios to Average Net Assets:
Expenses Before Fees Waived	4.98%	[3]	5.23%	[3]
Expenses After Fees Waived	0.65%	[3]	0.90%	[3]
Net Investment Income (Loss)	2.64%	[3]	2.35%	[3]
Portfolio Turnover Rate	120%	[2]	120%	[2]

[1]	Commencement of operations on October 31, 2013
[2]	Not annualized
[3]	Annualized
[4]	Calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2014	71

Notes to Financial Statements

1.  Organization

DoubleLine Funds Trust, a Delaware statutory trust (the “Trust”), is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of seven funds, DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Multi-Asset Growth Fund, DoubleLine Low Duration Bond Fund, DoubleLine Floating Rate Fund and DoubleLine Shiller Enhanced CAPE® (each a “Fund” and collectively the “Funds”). The DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Low Duration Bond Fund, DoubleLine Floating Rate Fund and DoubleLine Shiller Enhanced CAPE® each offer two classes of shares, Class N shares and Class I shares. The DoubleLine Multi-Asset Growth Fund currently offers two classes of shares, Class A shares and Class I shares.

The DoubleLine Total Return Bond Fund and DoubleLine Emerging Markets Fixed Income Fund commenced operations on April 6, 2010. The DoubleLine Core Fixed Income Fund commenced operations on June 1, 2010. The DoubleLine Multi-Asset Growth Fund commenced operations on December 20, 2010. The DoubleLine Low Duration Bond Fund commenced operations on September 30, 2011. The DoubleLine Floating Rate Fund commenced operations on February 1, 2013. The DoubleLine Shiller Enhanced CAPE® commenced operations on October 31, 2013.

The DoubleLine Total Return Bond Fund’s investment objective is to seek to maximize total return. The DoubleLine Core Fixed Income Fund’s investment objective is to seek to maximize current income and total return. The DoubleLine Emerging Markets Fixed Income Fund’s investment objective is to seek high total return from current income and capital appreciation. The DoubleLine Multi-Asset Growth Fund’s investment objective is to seek long-term capital appreciation. The DoubleLine Low Duration Bond Fund’s investment objective is to seek current income. The DoubleLine Floating Rate Fund’s investment objective is to seek a high level of current income. The DoubleLine Shiller Enhanced CAPE®’s investment objective is to seek total return which exceeds the total return of its benchmark index.

2.  Significant Accounting Policies

The following is a summary of the significant accounting policies of the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

A. Security Valuation. The Funds have adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1—Unadjusted quoted market prices in active markets for identical securities

•	Level 2—Quoted prices for identical or similar assets in markets that are not active, or inputs derived from observable market data

•	Level 3—Significant unobservable inputs (including the reporting entity’s estimates and assumptions)

Assets and liabilities may be transferred between levels. The Funds use end of period timing recognition to account for any transfers.

Market values for domestic and foreign fixed income securities are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs described in the following table which is not intended to be a complete list. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed income securities in which the Fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income securities. Securities that use similar valuation techniques and inputs as described in the following table are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable, the values generally would be categorized as Level 3.

Fixed-income class	Examples of Standard Inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds and notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds and notes of government and government agencies	Standard inputs
Mortgage-backed; asset-backed obligations (including collateralized loan obligations)	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information, trustee reports
Bank loans	Quotations from dealers and trading systems

Investments in registered open-end management investment companies will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in private investment funds typically will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. As of March 31, 2014, the Funds did not hold any investments in private investment funds.

Short-term debt investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

72	DoubleLine Funds Trust

March 31, 2014

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts, that are traded on a national securities or commodities exchange, are typically valued at the last reported sales price, in the case of common stocks and exchange-traded funds, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, futures, or swaps agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of valuations provided by independent pricing services or broker dealer quotations. Depending on the instrument and the terms of the transaction, the value of the derivative instruments can be estimated by a pricing service provider using a series of techniques, such as simulation pricing models. The pricing models use issuer details and other inputs that are observed from actively quoted markets such as indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are normally categorized as Level 2 of the fair value hierarchy.

Certain securities may be fair valued in accordance with the fair valuation procedures approved by the Board of Trustees (the “Board”). The Valuation Committee is generally responsible for overseeing the day to day valuation processes and reports periodically to the Board. The Valuation Committee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are deemed to be unreliable indicators of market value. As of March 31, 2014, the Funds did not hold securities fair valued by the Valuation Committee.

The following is a summary of the fair valuations according to the inputs used to value the Funds’ investments as of March 31, 2014:

Category	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund	DoubleLine Shiller Enhanced CAPE®
Investments in Securities
Level 1
Money Market Funds	$743,461,443	$62,212,619	$9,883,531	$29,852,645	$185,500,106	$31,936,361	$1,937,484
Affiliated Mutual Funds	—	104,358,793	—	36,963,455	—	—	9,123,736
Exchange Traded Funds and Common Stock	—	—	—	31,853,660	—	—	—
Purchased Options	—	—	—	1,630,426	—	—	—
Total Level 1	743,461,443	166,571,412	9,883,531	100,300,186	185,500,106	31,936,361	11,061,220
Level 2
US Government / Agency Mortgage Backed Obligations	15,596,457,078	270,857,919	—	5,402,394	28,477,728	—	—
Non-Agency Residential Collateralized Mortgage Obligations	8,625,402,107	216,896,922	—	11,578,401	158,507,078	—	2,029,767
Non-Agency Commercial Mortgage Backed Obligations	2,090,738,965	130,063,043	—	—	310,781,960	7,749,607	5,052,781
US Government Bonds and Notes	1,892,141,673	289,686,356	—	—	134,773,993	—	1,806,956
Other Short Term Investments	1,023,936,936	—	—	36,299,323	—	—	—
Collateralized Loan Obligations	948,744,905	54,118,213	—	4,789,250	380,266,701	—	6,934,355
Foreign Corporate Bonds	—	298,434,421	504,582,139	—	385,128,729	—	7,705,809
US Corporate Bonds	—	258,840,717	—	—	167,795,619	—	4,784,734
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	—	9,705,776	—	—	24,811,432	—	258,797
Purchased Options	—	—	—	1,140	—	—	—
Bank Loans	—	—	—	—	189,663,644	351,249,675	—
Total Level 2	30,177,421,664	1,528,603,367	504,582,139	58,070,508	1,780,206,884	358,999,282	28,573,199
Level 3
Non-Agency Residential Collateralized Mortgage Obligations	862,153,296	27,845,925	—	817,846	—	—	—
Asset Backed Obligations	—	—	—	—	13,984,935	—	—
Total Level 3	862,153,296	27,845,925	—	817,846	13,984,935	—	—
Total	31,783,036,403	1,723,020,704	514,465,670	159,188,540	1,979,691,925	390,935,643	39,634,419
Other Financial Instruments
Level 1
Futures Contracts	—	—	—	662,166	—	—	—
Total Level 1	—	—	—	662,166	—	—	—
Level 2
Swaps	—	—	—	198,136	—	—	1,305,963
Total Level 2	—	—	—	198,136	—	—	1,305,963
Level 3	—	—	—	—	—	—	—
Total	—	—	—	860,302	—	—	1,305,963

See	the Schedules of Investments for further disaggregation of investment categories.

[1]	There were no transfers into and out of Level 1 during the period ended March 31, 2014.

Annual Report	March 31, 2014	73

Notes to Financial Statements  (Cont.)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

DoubleLine Total Return Bond Fund	Balance as of 3/31/2013	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)[3]	Net Accretion (Amortization)	Purchases	Sales[1]	Transfers Into Level 3[2]	Transfers Out of Level 3[2]	Balance as of 3/31/2014	Net Change in Unrealized Appreciation (Depreciation) on securities held at 3/31/2014[3]
Investments in Securities
Non-Agency Residential Collateralized Mortgage Obligations	$769,302,261	$8,340,402	$40,180,681	$40,428,472	$49,078,844	$(49,249,585)	$68,523,046	$(64,450,825)	$862,153,296	$38,538,290

Total	$769,302,261	$8,340,402	$40,180,681	$40,428,472	$49,078,844	$(49,249,585)	$68,523,046	$(64,450,825)	$862,153,296	$38,538,290

DoubleLine Core Fixed Income Fund	Balance as of 3/31/2013	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)[3]	Net Accretion (Amortization)	Purchases	Sales[1]	Transfers Into Level 3[2]	Transfers Out of Level 3[2]	Balance as of 3/31/2014	Net Change in Unrealized Appreciation (Depreciation) on securities held at 3/31/2014[3]
Investments in Securities
Non-Agency Residential Collateralized Mortgage Obligations	$24,349,167	$292,645	$3,167,115	$1,424,591	$—	$(1,387,593)	$—	$—	$27,845,925	$3,167,115

Total	$24,349,167	$292,645	$3,167,115	$1,424,591	$—	$(1,387,593)	$—	$—	$27,845,925	$3,167,115

[1]	Sales include all sales of securities, maturities, and paydowns.

[2]	Transfers between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.

[3]	Any differences between Net Change in Unrealized Appreciation (Depreciation) and Net Change in Unrealized Appreciation (Depreciation) on securities held at March 31, 2014 may be due to a security that was not held or categorized as Level 3 at either period end.

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

DoubleLine Total Return Bond Fund	Fair Value as of 3/31/2014*	Valuation Techniques	Unobservable Input	Input Values	Impact to valuation from an increase to input
Non-Agency Residential Collateralized Mortgage Obligations	$862,153,296	Market Comparables	Market Quotes	$45.80 - $124.93	Significant changes in the market quotes would result in direct and proportional changes in the fair value of the security

DoubleLine Core Fixed Income Fund	Fair Value as of 3/31/2014 *	Valuation Techniques	Unobservable Input	Input Values	Impact to valuation from an increase to input
Non-Agency Residential Collateralized Mortgage Obligations	$27,845,925	Market Comparables	Market Quotes	$68.86 - $105.13	Significant changes in the market quotes would result in direct and proportional changes in the fair value of the security

*	Level 3 securities are typically valued by pricing vendors. The appropriateness of fair values for these securities is monitored on an ongoing basis, by the Adviser, which may include back testing, results of vendor due diligence, unchanged price review and consideration of market and/or sector events.

B. Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes has been made.

The Funds may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains.

The Funds have adopted financial reporting rules that require the Funds to analyze all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. Open tax years, 2013, 2012 and 2011 for the Funds, are those that are open for exam by taxing authorities. As of March 31, 2014 the Funds have no examinations in progress.

Management has analyzed the Funds’ tax positions, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year-ended March 31, 2014. The Funds identify their major tax jurisdictions as U.S. Federal and the State of California.

74	DoubleLine Funds Trust

March 31, 2014

The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

C. Security Transactions, Investment Income. Investment securities transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income is recorded on an accrual basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method except for certain deep discount bonds where Management does not expect the par value above the bond’s cost to be fully realized. Dividend income and corporate transactions, if any, are recorded on the ex-date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the statements of operations.

D. Dividends and Distributions to Shareholders. Dividends from the net investment income of the DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Low Duration Bond Fund, DoubleLine Floating Rate Fund and DoubleLine Shiller Enhanced CAPE® will be declared and paid monthly. Dividends from the net investment income of the DoubleLine Multi-Asset Growth Fund will be declared and paid quarterly. The Funds will distribute any net realized long or short-term capital gains at least annually. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income (loss), and/or undistributed (accumulated) realized gain (loss). Undistributed net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

Distributions from investment companies will be classified as investment income or realized gains in the Statements of Operations based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics are not available, such distributions are generally classified as investment income.

E. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

F. Share Valuation. The NAV per share of a class of shares of a Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, attributable to that class, minus all liabilities (including estimated accrued expenses) attributable to that class by the total number of shares of that class outstanding, rounded to the nearest cent. The Funds’ NAV will not be calculated on the days on which the NYSE is closed for trading, or, except with respect to DoubleLine Multi-Asset Growth Fund, on holidays when the principal U.S. bond markets are closed, such as Columbus Day and Veterans Day.

G. Unfunded Loan Commitments. The Funds may enter into certain credit agreements, of which all or a portion may be unfunded. These commitments are disclosed in the accompanying Schedule of Investments. The Funds are obligated to fund these commitments at the borrower’s discretion. The Funds generally will maintain with their custodian liquid investments having an aggregate value at least equal to the par value of unfunded loan commitments.

H. Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee and officer of the Fund is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

I. Basis for Consolidation for the DoubleLine Multi-Asset Growth Fund. The DoubleLine Multi-Asset Growth Fund may invest up to 25% of its total assets in DoubleLine Cayman Multi-Asset Growth Fund I, Ltd. (the “Subsidiary”). The Subsidiary, which is organized under the laws of the Cayman Islands, is wholly-owned and controlled by the DoubleLine Multi-Asset Growth Fund. The Subsidiary invests in commodity-related investments and other investments. As of March 31, 2014 net assets of the DoubleLine Multi-Asset Growth Fund were $163,025,337 of which $14,758,514, or approximately 9.05%, represented the DoubleLine Multi-Asset Growth Fund’s ownership of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

J. Other. Each share class of a Fund is charged for those expenses that are directly attributable to that share class. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets or on another reasonable basis. Investment income, expenses which are not class-specific, and realized and unrealized gains and losses are allocated directly to each class based upon the relative net assets of the classes.

3.  Related and Other Party Transactions

DoubleLine Capital LP (the “Adviser”) provides the Funds with investment management services under an Investment Advisory and Management Agreement (the “Agreement”). Under the Agreement, the Adviser manages the investment of the assets of each Fund, places orders for the purchase and sale of its portfolio securities and is responsible for the day-to-day management of the Trust’s business affairs. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.40%, 0.40%, 0.75%, 1.00%, 0.35%, 0.50% and 0.45% of the average daily net assets of the DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Multi-Asset Growth Fund, DoubleLine Low Duration Bond Fund, DoubleLine Floating Rate Fund and DoubleLine Shiller Enhanced CAPE®, respectively. The Adviser has arrangements with DoubleLine Group LP to provide personnel and other resources to the Funds.

Annual Report	March 31, 2014	75

Notes to Financial Statements  (Cont.)

The Adviser has contractually agreed to limit the DoubleLine Emerging Markets Fixed Income Fund’s ordinary operating expenses so that its ratio of such expenses to average net assets will not exceed 0.95% for the Class I shares and 1.20% for the Class N shares. The Adviser has contractually agreed to limit the DoubleLine Multi-Asset Growth Fund’s ordinary operating expenses so that its ratio of such expenses to average net assets will not exceed 1.20% for the Class I shares and 1.45% for the Class A shares. The Adviser has contractually agreed to limit the DoubleLine Low Duration Bond Fund’s ordinary operating expenses so that its ratio of such expenses to average net assets will not exceed 0.47% for the Class I shares and 0.72% for the Class N shares. The Adviser has contractually agreed to limit the DoubleLine Floating Rate Fund’s ordinary operating expenses so that its ratio of such expenses to average net assets will not exceed 0.75% for the Class I shares and 1.00% for the Class N shares. The Adviser has contractually agreed to limit the DoubleLine Shiller Enhanced CAPE®’s ordinary operating expenses so that its ratio of such expenses to average net assets will not exceed 0.65% for the Class I shares and 0.90% for the Class N shares. For the purposes of the expense limitation agreement between the Adviser and the Funds, “ordinary operating expenses” excludes taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, acquired fund fees and expenses, and any extraordinary expenses. Each Fund’s expense limitation may be terminated during its term only by a majority vote of the disinterested Trustees of the Board.

The Adviser is permitted to be reimbursed for fee waivers and/or expense reimbursements it made to a Fund in the prior three fiscal years. Each Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees waived and/or expenses reimbursed. Any such reimbursement requested by the Adviser is subject to review by the Board and will be subject to the Fund’s expense limitations in place when the fees were waived or the expenses were reimbursed.

The Adviser contractually waived a portion of its fees or reimbursed certain operating expenses and may recapture a portion of the amounts no later than the dates as stated below:

Year of Expiration	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund	DoubleLine Shiller Enhanced CAPE®
March 31, 2015	$709,426	$461,517	$—	$350,372	$206,049	$—	$—
March 31, 2016	12,622	203,659	11,145	391,977	246,512	80,826	—
March 31, 2017	—	—	—	283,515	105,391	3,277	399,206

For the period ended March 31, 2014, The Adviser recouped $2,120,101 from the DoubleLine Total Return Bond Fund and $34,442 from the DoubleLine Emerging Markets Fixed Income Fund.

All Officers and two of the trustees of the Trust are Officers or employees of DoubleLine Group LP. The Trust pays a fee only to those trustees who are not affiliated with DoubleLine Group LP or the Adviser.

The Adviser may from time to time recommend an investment mix of various Funds to certain platforms or programs. If such recommendations are followed, such investment potentially could be material to certain of the Funds’ overall assets and operations. Depending on market conditions prevalent at the time, there can be no assurance that a redemption of such assets would not result in a material adverse impact to the Funds.

If a Fund invested in an affiliated Fund sponsored by the Adviser, the Adviser will waive its advisory fee to the Fund in an amount equal to the advisory fees paid by the affiliated Fund in respect of the Fund’s investment in the affiliated fund. Accordingly, the Adviser waived $574,631, $161,804 and $23,545 in fees with respect to the DoubleLine Core Fixed Income Fund, DoubleLine Multi-Asset Growth Fund and DoubleLine Shiller Enhanced CAPE®, respectively, for the period ended March 31, 2014.

As of March 31, 2014, 27% of the outstanding shares of the DoubleLine Floating Rate Fund were owned by the DoubleLine Core Fixed Income Fund.

4.  Distribution, Sales Charge and Redemption Fees

Class N shares and Class A shares of the Funds make payments under a distribution plan (“Distribution Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, each Fund compensates the Fund’s distributor for distribution and related services at an annual rate equal to 0.25% of the average daily net assets of the Fund attributable to its Class N and Class A shares. The fees may be used to pay the Fund’s distributor for distribution services and sales support services provided in connection with Class N and Class A shares.

The Class A shares of DoubleLine Multi-Asset Growth Fund have a maximum sales charge imposed on purchases of 4.25% of the offering price and a maximum contingent deferred sales charge of 0.75% that applies to purchases of $1 million or more of Class A shares if the shares are redeemed within 18 months of purchase.

The DoubleLine Multi-Asset Growth Fund and the DoubleLine Floating Rate Fund each impose redemption fees. Redemption fees are paid to and retained by the Funds to limit the opportunity to market time the Funds and to help offset estimated portfolio transaction costs and other related costs incurred by the Funds as a result of short-term trading. The Funds will apply a redemption fee equal to 1% of the value of any shares redeemed within 90 days of purchase.

76	DoubleLine Funds Trust

March 31, 2014

5.  Purchases and Sales of Securities

Investment transaction (excluding short-term investments) for the period ended March 31, 2014 were as follows:

	All Other		U.S. Government[1]
	Purchases at Cost	Sales or Maturity Proceeds	Purchases at Cost	Sales or Maturity Proceeds
DoubleLine Total Return Bond Fund	$4,639,158,539	$7,213,306,592	$—	$—
DoubleLine Core Fixed Income Fund	678,647,885	1,280,771,876	328,597,649	473,766,858
DoubleLine Emerging Markets Fixed Income Fund	474,824,069	678,200,608	2,143,953	2,150,504
DoubleLine Multi-Asset Growth Fund (Consolidated)	175,668,162	216,827,229	—	—
DoubleLine Low Duration Bond Fund	1,590,594,713	473,509,084	124,219,914	94,883,223
DoubleLine Floating Rate Fund	496,898,992	165,909,810	—	—
DoubleLine Shiller Enhanced CAPE®	62,832,946	27,093,355	740,039	—

[1]	U.S. Government transactions are defined as those involving U.S. Treasury bills, bonds, and notes.

6.  Income Tax Information

The tax character of distributions for the Funds were as follows:

	DoubleLine Total Return Bond Fund		DoubleLine Core Fixed Income Fund		DoubleLine Emerging Markets Fixed Income Fund
	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013
Distributions Paid From:
Ordinary Income	$1,765,190,670	$1,805,111,710	$85,341,715	$110,936,615	$33,266,474	$30,246,436
Long Term Capital Gain	—	—	5,789,673	—	1,229,937	—
Total Distributions Paid	$1,765,190,670	$1,805,111,710	$91,131,388	$110,936,615	$34,496,411	$30,246,436

	DoubleLine Multi-Asset Growth Fund (Consolidated)		DoubleLine Low Duration Bond Fund		DoubleLine Floating Rate Fund		DoubleLine Shiller Enhanced CAPE®
	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Period Ended March 31, 2013	Period Ended March 31, 2014
Distributions Paid From:
Ordinary Income	$3,968,114	$5,334,854	$18,640,668	$9,608,299	$7,510,032	$—	$226,165
Long Term Capital Gain	—	—	—		—	—	—
Total Distributions Paid	$3,968,114	$5,334,854	$18,640,668	$9,608,299	$7,510,032	$—	$226,165

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero.

The cost basis of investments for federal income tax purposes as of March 31, 2014 was as follows:

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi- Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund	DoubleLine Shiller Enhanced CAPE®
Tax Cost of Investments	$31,785,401,837	$1,714,894,322	$518,036,442	$159,413,363	$1,971,984,481	$389,752,008	$39,589,899
Gross Tax Unrealized Appreciation	896,426,696	36,930,703	9,524,910	7,126,325	12,600,266	1,909,809	103,505
Gross Tax Unrealized Depreciation	(898,792,130)	(28,804,321)	(13,095,682)	(7,351,148)	(4,892,822)	(726,174)	(58,985)
Net Tax Unrealized Appreciation (Depreciation)	$(2,365,434)	$8,126,382	$(3,570,772)	$(224,823)	$7,707,444	$1,183,635	$44,520

Annual Report	March 31, 2014	77

Notes to Financial Statements  (Cont.)

As of March 31, 2014, the components of accumulated earnings (losses) for income tax purposes were as follows:

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi- Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund	DoubleLine Shiller Enhanced CAPE®
Net Tax Unrealized Appreciation (Depreciation)	$(2,365,434)	$8,126,382	$(3,570,772)	$(224,823)	$7,707,444	$1,183,635	$44,520
Undistributed Ordinary Income	54,850,006	2,537,962	1,998,121	4,563,032	657,682	853,478	31,822
Undistributed Long Term Capital Gain	—	—	—	1,756,833	—	11,923	21,830
Total Distributable Earnings	54,850,006	2,537,962	1,998,121	6,319,865	657,682	865,401	53,652
Other Accumulated Gains (Losses)	(1,072,326,649)	(29,916,444)	(21,405,607)	581,728	(3,426,588)	(537,480)	1,298,224
Total Accumulated Earnings (Losses)	$(1,019,842,077)	$(19,252,100)	$(22,978,258)	$6,676,770	$4,938,538	$1,511,556	$1,396,396

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after January 1, 2011 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

As of March 31, 2014, the following capital loss carryforwards were available:

	Capital Loss Carryforward	Expires
DoubleLine Total Return Bond Fund	$3,709,758	3/31/2019
DoubleLine Total Return Bond Fund	778,547,485	Indefinite
DoubleLine Core Fixed Income Fund	24,748,617	Indefinite
DoubleLine Emerging Markets Fixed Income Fund	16,252,599	Indefinite
DoubleLine Low Duration Bond Fund	2,635,597	Indefinite

For the period ended March 31, 2014, the DoubleLine Multi-Asset Growth Fund utilized $2,160,080 of its capital loss carryforward.

As of March 31, 2014, the following Funds deferred, on a tax basis, post-October losses of:

DoubleLine Total Return Bond Fund	$248,090,289
DoubleLine Core Fixed Income Fund	3,704,089
DoubleLine Emerging Markets Fixed Income Fund	4,583,645
DoubleLine Multi-Asset Growth Fund (Consolidated)	—
DoubleLine Low Duration Bond Fund	365,598
DoubleLine Floating Rate Fund	—
DoubleLine Shiller Enhanced CAPE®	—

Additionally, US GAAP require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The permanent differences primarily relate to paydown losses, accretion of discount on certain debt instruments and foreign currency gains (losses). For the period ended March 31, 2014, the following table shows the reclassifications made:

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital
DoubleLine Total Return Bond Fund	$457,689,114	$(457,689,114)	$—
DoubleLine Core Fixed Income Fund	9,987,984	(9,987,984)	—
DoubleLine Emerging Markets Fixed Income Fund	480,398	(480,398)	—
DoubleLine Multi-Asset Growth Fund (Consolidated)	1,296,996	6,058,472	(7,355,468)
DoubleLine Low Duration Bond Fund	2,719,146	(2,719,146)	—
DoubleLine Floating Rate Fund	(8,435)	—	8,435
DoubleLine Shiller Enhanced CAPE®	25	(25)	—

78	DoubleLine Funds Trust

March 31, 2014

7.  Share Transactions

Transactions in each Fund’s shares were as follows:

	DoubleLine Total Return Bond Fund				DoubleLine Core Fixed Income Fund
	Year Ended March 31, 2014		Year Ended March 31, 2013		Year Ended March 31, 2014			Year Ended March 31, 2013
	Shares	Amount	Shares	Amount	Shares	Amount		Shares	Amount
Shares Sold
Class I	1,031,663,229	$11,427,193,274	1,778,166,858	$20,131,686,434	70,269,777	$772,152,766		104,558,418	$1,180,273,168
Class N	277,503,986	3,071,207,850	488,761,842	5,533,030,576	20,690,105	227,519,631		44,395,670	501,821,233
Reinvested Dividends
Class I	79,819,280	878,017,247	78,448,695	887,256,580	4,554,311	49,619,411		4,605,037	52,118,831
Class N	27,102,303	298,129,358	30,161,160	340,903,493	1,663,484	18,144,770		2,189,926	24,780,654
Shares Redeemed
Class I	(1,532,225,773)	(16,863,389,527)	(628,750,469)	(7,129,905,063)	(112,516,721)	(1,230,247,351)		(86,827,480)	(982,414,447)
Class N	(488,591,413)	(5,371,280,999)	(233,699,047)	(2,649,174,007)	(51,915,655)	(566,667,951)		(30,506,362)	(344,741,422)
Net Increase (Decrease) Resulting From Fund Share Transactions	(604,728,388)	$(6,560,122,797)	1,513,089,039	$17,113,798,013	(67,254,699)	$(729,478,724)		38,415,209	$431,838,017

	DoubleLine Emerging Markets Fixed Income Fund				DoubleLine Multi-Asset Growth Fund (Consolidated)
	Year Ended March 31, 2014		Year Ended March 31, 2013		Year Ended March 31, 2014			Year Ended March 31, 2013
	Shares	Amount	Shares	Amount	Shares	Amount		Shares	Amount
Shares Sold
Class I	20,169,003	$212,554,617	46,720,515	$512,780,814	3,711,339	$37,171,840		7,474,186	$74,738,820
Class N	14,455,439	151,680,438	14,275,040	156,616,577	—	—		—	—
Class A	—	—	—	—	4,417,677	44,102,001		16,529,445	165,299,833
Reinvested Dividends
Class I	1,693,391	17,529,848	1,448,523	15,942,854	119,162	1,198,077		195,825	1,946,146
Class N	668,682	6,899,691	476,976	5,248,587	—	—		—	—
Class A	—	—	—	—	47,577	477,314		221,311	2,203,059
Shares Redeemed
Class I	(46,491,820)	(482,849,216)	(24,609,798)	(268,782,247)	(7,814,272)	(78,035,814	)*	(5,604,179)	(55,586,814	)#
Class N	(12,792,405)	(134,256,491)	(7,155,319)	(78,475,916)	—	—		—	—
Class A	—	—	—	—	(10,922,811)	(109,161,250	)*	(4,910,724)	(48,917,616	)#
Net Increase (Decrease) Resulting From Fund Share Transactions	(22,297,710)	$(228,441,113)	31,155,937	$343,330,669	(10,441,328)	$(104,247,832)		13,905,864	$139,683,428

	DoubleLine Low Duration Bond Fund				DoubleLine Floating Rate Fund
	Year Ended March 31, 2014		Year Ended March 31, 2013		Year Ended March 31, 2014			Period Ended March 31, 2013
	Shares	Amount	Shares	Amount	Shares	Amount		Shares	Amount
Shares Sold
Class I	101,456,040	$1,032,848,486	48,770,730	$497,596,443	28,702,601	$290,762,751		6,291,546	$63,025,000
Class N	109,669,589	1,113,469,189	27,629,374	281,776,346	16,121,720	163,649,322		1,000	10,000
Reinvested Dividends
Class I	721,367	7,343,381	505,183	5,149,859	165,560	1,680,180		—	—
Class N	742,346	7,552,818	280,843	2,860,451	137,273	1,395,100		—	—
Shares Redeemed
Class I	(55,389,051)	(564,159,508)	(25,468,125)	(260,010,893)	(7,881,567)	(80,031,265	)^	—	—
Class N	(29,407,261)	(299,311,984)	(13,014,742)	(132,720,475)	(5,991,491)	(60,946,086	)^	—	—
Net Increase (Decrease) Resulting From Fund Share Transactions	127,793,030	$1,297,742,382	38,703,263	$394,651,731	31,254,096	$316,510,002		6,292,546	$63,035,000

Annual Report	March 31, 2014	79

Notes to Financial Statements  (Cont.)

	DoubleLine Shiller Enhanced CAPE®
	Period Ended March 31, 2014
	Shares	Amount
Shares Sold
Class I	2,877,090	$29,950,853
Class N	1,424,882	14,494,826
Reinvested Dividends
Class I	9,305	97,421
Class N	8,824	91,474
Shares Redeemed
Class I	(71,600)	(731,358)
Class N	(430,346)	(4,524,560)
Net Increase (Decrease) Resulting From Fund Share Transactions	3,818,155	$39,378,656

*	Net of redemption fees of $43,059 and $7,342 for Class I and Class A, respectively

#	Net of redemption fees of $40,161 and $11,470 for Class I and Class A, respectively

^	Net of redemption fees of $82,265 and $44,002 for Class I and N, respectively

8.  Additional Disclosures about Derivative Instruments

The following disclosures provide information on the Funds’ use of derivatives and certain related risks. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following tables.

The average volume of derivative activity during the period ended March 31, 2014 is as follows:

	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Shiller Enhanced CAPE®
Average Market Value
Purchased Options	$1,104,552	$—
Written Options	(20,100)	—
Futures Contracts - Long	647,076	—
Futures Contracts - Short	(15,899)	—

Average Notional Balance
Credit Default Swaps - Sell Protection	$4,000,000	$—
Total Return Swaps - Long	7,932,000	29,125,500
Total Return Swaps - Short	6,432,000	—
Forward Currency Exchange Contracts	14,716,820	—

Options Contracts  The Funds may purchase or sell put and call options. When a Fund purchases an option it pays a premium in return for the potential to profit from the change in value of an underlying investment or index during the term of the option. The option premium is included on the Funds’ Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing options is limited to the loss of the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. When a Fund writes (i.e., sells) option it receives a premium in return for bearing the risk of the change in value of an underlying instrument during the term off the option. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss when the underlying instrument is sold. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

80	DoubleLine Funds Trust

March 31, 2014

The activity in written options during the period ended March 31, 2014, is as follows:

DoubleLine Multi-Asset Growth Fund (Consolidated)	Number of Contracts	Premium Amount
Outstanding, Beginning of Period	4,005	$294,684
Options Written	4,584	90,174
Options Expired	(6,239)	(356,017)
Options Exercised	(1,841)	(21,729)
Options Closed	(509)	(7,112)
Outstanding, End of Period	—	$—
Futures Contracts  Risks associated with the use of futures contracts include the potential for imperfect correlation between the change in market value of the securities held by the Funds and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices determined by the relevant exchange. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payment reflecting the change in value (“variation margin”) is made or received by or for the accounts of the Funds. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

Credit Default Swap Agreements  Credit default swap agreements often involve one party making a stream of payments (generally referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event in respect of a referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund generally will receive from the buyer of protection a fixed rate of income throughout the term of the swap. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or the affected securities in the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the affected securities in the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund typically will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or the affected securities in the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the affected securities in the referenced index. Recovery values are typically estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. An index credit default swap references all the names in the index, and if there is a default with respect to a single name in the index, the credit event is settled based on that name’s weight in the index.

Credit Default Swaps are considered to have credit risk related contingent features since they require payment by the protection seller to the protection buyer upon occurrence of a defined credit event. A Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract, which may be mitigated by the posting of collateral by the counterparty to a Fund to cover a Fund’s exposure to the counterparty.

Total Return Swap Agreements  The Funds may enter into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, a Fund will receive a payment from the counterparty. To the extent it is less, a Fund will make a payment to the counterparty. Payments received or made at the termination of the swap are recorded as realized gain or loss on the Statement of Operations.

The Funds’ derivative instrument holdings are summarized in the following tables.

The effect of derivative instruments on the Statements of Assets and Liabilities for the period ended March 31, 2014:

Fund	Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Unrealized Appreciation (Depreciation)
DoubleLine Multi-Asset Growth Fund (Consolidated)	Purchased Options
	Commodity		$(241,360)
	Exchange Rate		(410,608)
	Equity		(540,887)
		Net Unrealized Appreciation (Depreciation) on Unaffiliated Securities	$(1,192,855)

Annual Report	March 31, 2014	81

Notes to Financial Statements  (Cont.)

Fund	Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Unrealized Appreciation (Depreciation)

DoubleLine Multi-Asset Growth Fund (Consolidated)	Futures contracts
	Commodity		$618,401
	Index		138,553
	Treasury Bond		(94,788)
		Net Unrealized Appreciation (Depreciation) on Futures	$662,166

	Swap contracts
	Total Return	Net Unrealized Appreciation (Depreciation) on Swaps	$198,136
DoubleLine Shiller Enhanced CAPE®	Swap contracts
	Total Return	Net Unrealized Appreciation (Depreciation) on Swaps	$1,305,963

The effect of derivative instruments on the Statements of Operations for the period ended March 31, 2014:

Fund	Derivatives not accounted for as hedging instruments	Location of Gain (Loss) on Derivatives in Income	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
DoubleLine Multi-Asset Growth Fund (Consolidated)	Purchased Options
	Commodity		$(22,518)	(21,328)
	Exchange Rate		55,845	(410,608)
	Equity		(599,002)	(540,887)
	Index		(2,553,547)	2,448,790
		Net Realized and Unrealized Gain (Loss) on Unaffiliated Securities	$(3,119,221)	$1,475,967

	Written Options
	Commodity		$4,983	$(4,883)
	Index		334,867	(229,701)
		Net Realized and Unrealized Gain (Loss) on Written Options	$339,850	$(234,584)

	Futures contracts
	Commodity		$(6,258,641)	$3,069,939
	Exchange Rate		(164,742)	256,643
	Index		9,749,873	(1,111,102)
	Treasury Bond		31,241	(94,788)
		Net Realized and Unrealized Gain (Loss) on Futures	$3,357,731	$2,120,692

	Swap contracts
	Credit Default		$(27,777)	$266,719
	Total Return		(850,695)	198,136
		Net Realized and Unrealized Gain (Loss) on Swaps	$(878,472)	$464,855

	Forward contracts
	Currency	Net Realized and Unrealized Gain (Loss) on Forwards	$337,892	$—

DoubleLine Shiller Enhanced CAPE®	Swap contracts
	Total Return	Net Realized and Unrealized Gain (Loss) on Swaps	$(43,549)	$1,305,963

82	DoubleLine Funds Trust

March 31, 2014

9.  Offsetting Assets and Liabilities

The Funds are subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

As of March 31, 2014, the DoubleLine Multi-Asset Growth Fund (Consolidated) held the following derivative instruments that were subject to offsetting on the Statement of Assets and Liabilities:

Assets:

	Gross Amounts of Recognized Assets	Gross amounts offset in the Statement of Assets and Liabilities	Net amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities
Description				Financial Instruments	Cash Collateral Received	Net Amount
Futures	$289,023	$9,000	280,023	$—	$—	$280,023
Swap Contracts	252,624	54,488	198,136	—	—	198,136
	$541,647	$63,488	$478,159	$—	$—	$478,159

Liabilities:

	Gross Amounts of Recognized Liabilities	Gross amounts offset in the Statement of Assets and Liabilities	Net amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities
Description				Financial Instruments	Cash Collateral Pledged	Net Amount
Futures	$9,000	$9,000	$—	$—	$—	$—
Swap Contracts	54,488	54,488	—	—	—	—
	$63,488	$63,488	$—	$—	$—	$—

As of March 31, 2014, the DoubleLine Shiller Enhanced CAPE® held the following derivative instruments that were subject to offsetting on the Statement of Assets and Liabilities:

Assets:

	Gross Amounts of Recognized Assets	Gross amounts offset in the Statement of Assets and Liabilities	Net amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities
Description				Financial Instruments	Cash Collateral Received	Net Amount
Swap Contracts	$1,305,963	$—	$1,305,963	$1,009,197	$—	$296,766

Liabilities:

	Gross Amounts of Recognized Liabilities	Gross amounts offset in the Statement of Assets and Liabilities	Net amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities
Description				Financial Instruments	Cash Collateral Pledged	Net Amount
Swap Contracts	$—	$—	$—	$—	$—	$—

10.  Bank Loans

Floating rate loans (“bank loans”), are typically debt obligations with interest rates that adjust or “float” periodically, often on a daily, monthly, quarterly, or semiannual basis by reference to a base lending rate (such as LIBOR) plus a premium. Certain floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock and other debt instruments) in the event of bankruptcy. Other floating rate loans may be unsecured obligations of the borrower. A floating rate loan may be structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Such floating rate loans may be acquired through the agent or from the borrower, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender’s portion of the floating rate loan. Coupon rates for bank loans are generally floating, not fixed, and are tied to a benchmark lending rate. The Funds record an investment when the borrower withdraws money and records the interest as it is earned. The Funds may purchase and sell interests in bank loans on a when-issued and delayed delivery basis, with payment delivery scheduled for a future date. Securities purchased on a delayed delivery basis are marked to market daily and no income accrues to the Funds prior to the date the Funds actually take delivery of such securities. These transactions are subject to market fluctuations and are subject, among other risks, to the risk that the value at delivery may be more or less than the trade purchase price.

Annual Report	March 31, 2014	83

Notes to Financial Statements  (Cont.)

11.  Credit Facility

U.S. Bank, N.A. (the “Bank”) has made available to the Trust, along with another affiliated trust, an uncommitted, $450,000,000 credit facility for short term liquidity in connection with shareholder redemptions. Under the terms of the credit facility, borrowings for each Fund are limited to one-third of the total assets (including the amount borrowed) of the respective Fund. Fifty percent of the credit facility is available to all of the Funds, as well as the funds in the affiliated trust, on a first come, first served basis. The remaining 50% of the credit facility is allocated among the Funds and the funds in the affiliated trust in accordance with procedures adopted by the Board. Borrowings under this credit facility bear interest at the Bank’s prime rate less 0.50% (weighted average rate of 2.75% for the period ended March 31, 2014).

The Bank has also made available to the DoubleLine Floating Rate Fund, a committed $40,000,000 credit facility. Borrowings under this credit facility bear interest at the Bank’s prime rate less 0.50% and the credit facility bears an unused commitment fee equal to 0.12% on the unused portion of the credit facility. The Fund did not borrow on this credit facility during the period ended March 31, 2014.

For the year ended March 31, 2014, the Funds’ credit facility activity is as follows:

	Average Borrowings	Maximum Amount Outstanding	Interest Expense	Commitment Fee
DoubleLine Core Fixed Income Fund	$1,935,500	$3,779,000	$296	$—
DoubleLine Emerging Markets Fixed Income Fund	5,446,262	22,654,000	76,134	—
DoubleLine Low Duration Bond Fund	81,000	81,000	6	—
DoubleLine Floating Rate Fund	—	—	—	17,444

12.  Principal Risks

Below are summaries of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s NAV, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read each Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.

•	affiliated fund risk: the risk that, due to its own financial interest or other business considerations, the Adviser may choose to invest a portion of a Fund’s assets in investment companies sponsored or managed by the Adviser or its affiliates in lieu of investments by the Fund directly in portfolio securities, or may choose to invest in such investment companies over investment companies sponsored or managed by others.

•	asset allocation risk: the risk that a Fund’s investment performance may depend, at least in part, on how its assets are allocated and reallocated among asset classes and underlying funds and that such allocation will focus on asset classes, sectors, underlying funds, or investments that perform poorly or underperform other asset classes, sectors, underlying funds, or available investments.

•	asset-backed securities investment risk: the risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in a Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which a Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

•	commodities risk: the risk that the value of a Fund’s shares may be affected by changes in the values of one or more commodities, which may be extremely volatile and difficult to value, risk of possible illiquidity, and the risks and costs associated with delivery, storage, and maintenance of precious metals or minerals or other commodity-related investments.

•	confidential information access risk: the risk that the intentional or unintentional receipt of material, non-public information by the Adviser could limit a Fund’s ability to sell certain investments held by the Fund or pursue certain investment opportunities on behalf of the Fund, potentially for a substantial period of time.

•	counterparty risk: the risk that a Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests. To the extent that a Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

•	debt securities risk:

°	credit risk: the risk that changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due.

°	extension risk: the risk that if interest rates rise, repayments of principal on certain debt securities may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result.

°	interest rate risk: the risk that debt securities will decline in value because of increases in interest rates. The value of a security with a longer duration will be more sensitive to changes in interest rates than a similar security with a shorter duration.

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•	defaulted securities risk: the risk of the uncertainty of repayment of defaulted securities and obligations of distressed issuers.

•	derivatives risk: the risk that an investment in derivatives will not perform as anticipated, cannot be closed out at a favorable time or price, or will increase a Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing a Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.

•	emerging market country risk: the risk that investing in emerging markets will be subject to greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers, an emerging market country’s dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, and less developed legal systems than in many more developed countries.

•	equity issuer risk: the risk that the market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably, including due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself.

•	exchange-traded note risk: the risk that the level of the particular market benchmark or strategy to which the note’s return is linked will fall in value; exchange-traded notes are subject to credit risk generally to the same extent as debt securities.

•	financial services risk: the risk that an investment in issuers in the financial services sector may be adversely affected by, among other things: (i) changes in the regulatory framework or economic conditions that may negatively affect financial service businesses; (ii) exposure of a financial institution to non-diversified or concentrated loan portfolios; (iii) exposure to financial leverage and/or investments or agreements which, under certain circumstances, may lead to losses, for example sub-prime loans; and (iv) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector.

•	foreign currency risk: the risk that fluctuations in exchange rates may adversely affect the value of a Fund’s investments denominated in foreign currencies.

•	foreign investing risk: the risk that a Fund’s investments will be affected by political, regulatory, and economic risks not present in domestic investments. In addition, if a Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate or restrict foreign exchange transactions.

•	index risk: the risk that the DoubleLine Shiller Enhanced CAPE®’s return may not match or exceed the return of the Shiller Barclays CAPE® US Sector TR USD Index (the “Index”) for a number of reasons, including, for example, (i) the performance of derivatives in which the Fund invests may not correlate with the performance of the Index; (ii) the Fund may not be able to find counterparties willing to enter into derivative instruments whose returns are based on the return of the Index or find parties who are willing to do so at an acceptable cost or level of risk to the Fund; (iii) the Fund’s overall performance may be adversely affected by the performance of the Fund’s investments in debt instruments and (iv) errors may arise in carrying out the Index’s methodology, or the Index provider may incorrectly report information concerning the Index. Unavailability of the Index could affect adversely the ability of the Fund to achieve its investment objective.

•	inflation-indexed bond risk: the risk that such bonds will change in value in response to changes in actual or anticipated changes in inflation rates, in a manner unanticipated by a Fund’s portfolio management team or investors generally. Inflation-indexed bonds are subject to debt securities risk.

•	investment company and exchange traded fund risk: the risk that an investment company, including any exchange-traded fund (“ETF”), in which a Fund invests will not achieve its investment objective or execute its investment strategies effectively or that large purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. A Fund must pay its pro rata portion of an investment company’s fees and expenses.

•	junk bond risk: the risk that these bonds have a higher degree of default risk and may be less liquid and subject to greater price volatility than investment grade bonds.

•	large shareholder risk: the risk that certain account holders, including funds or accounts over which the Adviser has investment discretion, may from time to time own or control a significant percentage of a Fund’s shares. A Fund is subject to the risk that a redemption by those shareholders of all or a portion of their Fund shares will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when it would not otherwise do so. Redemptions of a large number of shares may affect the liquidity of a Fund’s portfolio, increase a Fund’s transaction costs, and accelerate the realization of taxable income and/or gains to shareholders.

•	leveraging risk: the risk that certain investments by a Fund involving leverage may have the effect of increasing the volatility of the Fund’s portfolio, and the risk of loss in excess of invested capital.

•	limited operating history risk: the risk that a newly formed fund has a limited operating history to evaluate and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.

•	liquidity risk: the risk that a Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment.

Annual Report	March 31, 2014	85

Notes to Financial Statements  (Cont.)

•	loan risk: includes, among other risks, the risk that (i) if a Fund holds a loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution; (ii) it is possible that any collateral securing a loan may be insufficient or unavailable to a Fund; (iii) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (iv) a bankruptcy or other court proceeding could delay or limit the ability of a Fund to collect the principal and interest payments on that borrower’s loans or adversely affect the Fund’s rights in collateral relating to a loan; (v) if a borrower fails to comply with various restrictive covenants that are typically in loan agreements, the borrower may default in payment of the loan; (vi) transactions in loans may settle on a delayed basis; and (vii) loans may be difficult to value and may be illiquid, which may adversely affect an investment in a Fund.

•	market capitalization risk: the risk that investing substantially in issuers in one market capitalization category (large, medium or small) may adversely affect a Fund because of unfavorable market conditions particular to that category of issuers, such as larger, more established companies being unable to respond quickly to new competitive challenges or attain the high growth rates of successful smaller companies, or, conversely, stocks of smaller companies being more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources, fewer experienced managers and there typically being less publicly available information about small capitalization companies.

•	market risk: the risk that the overall market will perform poorly or that the returns from the securities in which a Fund invests will underperform returns from the general securities markets or other types of investments.

•	mortgage-backed securities risk: the risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in a Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates.

•	non-diversification risk: the risk that, because a relatively higher percentage of a Fund’s assets may be invested in the securities of a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory event than a more diversified fund. A decline in the market value of one of a Fund’s investments may affect the Fund’s value more than if the Fund were a diversified fund.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results or that the securities held by a Fund will underperform other comparable funds because of the portfolio managers’ choice of investments.

•	portfolio turnover risk: the risk that frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in larger distributions of taxable capital gains to investors as compared to a fund that trades less frequently.

•	preferred securities risk: the risk that: (i) certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer’s call, and, in the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.

•	prepayment risk: the risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity.

•	price volatility risk: the risk that the value of a Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down.

•	real estate risk: the risk that real estate related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, and local and regional market conditions.

•	reliance on the adviser: the risk associated with each Fund’s ability to achieve its investment objective being dependent upon the Adviser’s ability to identify profitable investment opportunities for the Fund. While the portfolio managers of a Fund may have considerable experience in managing other portfolios with investment objectives, policies and strategies that are similar, the past experience of the portfolio managers does not guarantee future results for the Fund.

•	securities or sector selection risk: the risk that the securities held by a Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of the portfolio managers’ choice of securities or sectors for investment.

•	short sales risk: the risk that a security a Fund has sold short increases in value.

•

tax risk:  in order to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (“Code”), a Fund must meet requirements regarding, among other things, the source of its income. It is possible that certain of a Fund’s investments in commodity-linked derivatives, ETFs and other investment pools will not give rise to “qualifying income” for this purpose. Any income a Fund derives from investments in instruments that do not generate “qualifying income” must be limited to a maximum of 10% of the Fund’s annual gross income. If a Fund were to earn non-qualifying income in excess of 10% of its annual gross income, it could fail to qualify as a regulated investment company for that year. If a

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Fund were to fail to qualify as a regulated investment company, the Fund would be subject to tax and shareholders of the Fund would be subject to the risk of diminished returns.

•	U.S. Government securities risk: the risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so involve credit risk greater than investments in other types of U.S. Government securities.

13.  Recently Issued Accounting Pronouncements

In June 2013, the FASB issued Accounting Standards Update (“ASU”) No. 2013-08, Financial Services — Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. ASU No. 2013-08 sets forth a new approach for determining whether a public or private entity is an investment company and sets certain measurement and disclosure requirements for an investment company. ASU No. 2013-08 is effective in annual reporting periods beginning on or after December 15, 2013, and for interim periods within those annual reporting periods. Management is currently evaluating the implications of these changes and their impact on the financial statements.

14.  Subsequent Events

DoubleLine Flexible Income Fund and DoubleLine Low Duration Emerging Markets Fixed Income Fund, each a new series of the Trust, commenced operations on April 7, 2014. DoubleLine Flexible Income Fund’s investment objective is to seek long-term total return while striving to generate current income. DoubleLine Low Duration Emerging Markets Fixed Income Fund’s investment objective is to seek long term total return.

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Funds have determined there are no subsequent events that would need to be disclosed in the Funds’ financial statements.

Annual Report	March 31, 2014	87

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of DoubleLine Funds Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Multi-Asset Growth Fund (Consolidated), DoubleLine Low Duration Bond Fund, DoubleLine Floating Rate Fund and DoubleLine Shiller Enhanced CAPE® (constituting DoubleLine Funds Trust, hereafter referred to as the “Funds”) at March 31, 2014, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California

May 22, 2014

88	DoubleLine Funds Trust

Shareholder Expenses	(Unaudited)

Example

As a shareholder of DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Multi-Asset Growth Fund (Consolidated), DoubleLine Low Duration Bond Fund, DoubleLine Floating Rate Fund and DoubleLine Shiller Enhanced CAPE® (each a “Fund” and collectively the “Funds”), you incur two basic types of costs: (1) transaction costs , including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees and other Fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period covered by this report.

Actual Expenses

The actual return columns in the following table provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the respective line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition to the expenses shown below in the table, as a shareholder you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. Currently, if you request a redemption be made by wire, a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem shares that have been held for less than 90 days in the DoubleLine Multi-Asset Growth Fund and the DoubleLine Floating Rate Fund. An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee. The transfer agent charges a transaction fee of $25.00 on returned checks and stop payment orders. If you paid a transaction fee, you would add the fee amount to the expenses paid on your account this period to obtain your total expenses paid.

Hypothetical Example for Comparison Purposes

The hypothetical return columns in the following table provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the transaction fees discussed above. Therefore, those columns are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Actual		Hypothetical (5% return before expenses)
		Fund’s Annualized Expense Ratio[1]	Beginning Account Value	Ending Account Value 9/30/13	Expenses Paid During Period*[1]	Ending Account Value 9/30/13	Expenses Paid During Period*[1]
DoubleLine Total Return Bond Fund	Class I	0.48%	$1,000	$1,021	$4.85	$1,045	$4.91
	Class N	0.73%	$1,000	$1,020	$7.37	$1,043	$7.46
DoubleLine Core Fixed Income Fund	Class I	0.47%	$1,000	$1,034	$4.78	$1,045	$4.81
	Class N	0.72%	$1,000	$1,032	$7.32	$1,043	$7.35
DoubleLine Emerging Markets Fixed Income Fund	Class I	0.94%	$1,000	$1,066	$9.71	$1,041	$9.59
	Class N	1.19%	$1,000	$1,065	$12.28	$1,038	$12.13
DoubleLine Multi-Asset Growth Fund (Consolidated)	Class I	1.13%	$1,000	$1,035	$11.50	$1,039	$11.52
	Class A	1.38%	$1,000	$1,032	$14.02	$1,036	$14.05
DoubleLine Low Duration Bond Fund	Class I	0.47%	$1,000	$1,011	$4.73	$1,045	$4.81
	Class N	0.72%	$1,000	$1,010	$7.24	$1,043	$7.35
DoubleLine Floating Rate Bond Fund	Class I	0.74%	$1,000	$1,020	$7.48	$1,043	$7.56
	Class N	0.99%	$1,000	$1,018	$9.99	$1,040	$10.10
DoubleLine Shiller Enhanced CAPE®	Class I	0.65%	$1,000	$1,078	$2.79	$1,044	$6.64
	Class N	0.90%	$1,000	$1,077	$3.87	$1,041	$9.18

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The actual dollar amounts shown as expenses paid during the period for the DoubleLine Shiller Enhanced CAPE® are multiplied by 151/365, which is based on the date of inception (October 31, 2013).

1 Reflects fee waiver and expense limitation arrangements in effect during the period.

Annual Report	March 31, 2014	89

Growth of Investment

DoubleLine Total Return Bond Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2014

	1 Year	Since Inception (4/6/2010)
DoubleLine Total Return Bond Fund Class I	1.13	9.34%
Barclays Capital U.S. Aggregate Bond Index	(0.10)	4.25%

DoubleLine Total Return Bond Fund Class N	0.88	9.06%

[1]	Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

Barclays Capital U.S. Aggregate Bond Index — This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

90	DoubleLine Funds Trust

(Unaudited) March 31, 2014

DoubleLine Core Fixed Income Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2014

	1 Year	Since Inception (6/1/2010)
DoubleLine Core Fixed Income Fund Class I	1.03	7.41%
Barclays Capital U.S. Aggregate Bond Index	(0.10)	3.76%

DoubleLine Core Fixed Income Fund Class N	0.77	7.14%

[1]	Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

Barclays Capital U.S. Aggregate Bond Index — This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

Annual Report	March 31, 2014	91

Growth of Investment (Cont.)

DoubleLine Emerging Markets Fixed Income Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2014

	1 Year	Since Inception (4/6/2010)
DoubleLine Emerging Markets Fixed Income Fund Class I	0.95	7.07%
JP Morgan EMBI Global Diversified Index	0.56	7.44%

DoubleLine Emerging Markets Fixed Income Fund Class N	0.69	6.81%

[1]	Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

JP Morgan EMBI Global Diversified Index — This index is an uniquely-weighted version of the EMBI Global. It limits the weights of those index countries with larger debt supplies by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by EMBI Global. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

92	DoubleLine Funds Trust

(Unaudited) March 31, 2014

DoubleLine Multi-Asset Growth Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2014

	1 Year	Since Inception (12/20/2010)
DoubleLine Multi-Asset Growth Fund Class I	3.65	3.07%
S&P 500® Index	21.86	15.66%
Blended Benchmark	4.21	5.11%

DoubleLine Multi-Asset Growth Fund (with load) Class A	(1.11)	1.42%

[1]	Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Blended Benchmark: 60% Barclays Capital U.S. Aggregate Bond Index/ 25% Morgan Stanley Capital International All Country World Index/ 15% S&P Goldman Sachs Commodity Total Return Index. The Barclays Capital U.S. Aggregate Bond Index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The Standard & Poor’s/Goldman Sachs Commodity Total Return Index is a composite index of commodity sector returns which represents a broadly diversified, unleveraged, long-only position in commodity futures. This index’s components qualify for inclusion in the index based on liquidity measures and are weighted in relation to their global production levels, making the index a valuable economic indicator and commodities market benchmark. The Morgan Stanley Capital International All Country World Index is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI All Country World Index Ex-U.S. includes both developed and emerging markets. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

Annual Report	March 31, 2014	93

Growth of Investment (Cont.)

DoubleLine Low Duration Bond Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2014

	1 Year	Since Inception (9/30/2011)
DoubleLine Low Duration Bond Fund Class I	1.51	2.73%
BofA Merrill Lynch 1-3 year Treasury Index	0.38	0.45%

DoubleLine Low Duration Bond Fund Class N	1.26	2.46%

[1]	Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

The BofA Merrill Lynch 1-3 Year US Treasury Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

94	DoubleLine Funds Trust

(Unaudited) March 31, 2014

DoubleLine Floating Rate Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2014

	1 Year	Since Inception (2/1/2013)
DoubleLine Floating Rate Fund Class I	3.07	3.35%
S&P/LSTA Leveraged Loan Total Return Index	4.35	4.69%
Credit Suisse Leveraged Loan Index	5.28	5.45%

DoubleLine Floating Rate Fund Class N	2.93	3.23%

[1]	Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

S&P/LSTA Leveraged Loan Index — The S&P/LSTA Leveraged Loan Index is a broad index designed to reflect the performance of U.S. dollar facilities in the leverage loan market. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

Credit Suisse Leveraged Loan Index —This index tracks the investable market of the U.S. dollar denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries. The Fund’s investments will likely diverge widely from the components of the benchmark index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

Annual Report	March 31, 2014	95

Growth of Investment (Cont.)	(Unaudited)

DoubleLine Shiller Enhanced CAPE®

Value of a $100,000 Investment

Class I Shares1

Total Returns1

As of March 31, 2014

Since Inception (10/31/2013)
DoubleLine Shiller Enhanced CAPE® Class I	7.83%
S&P 500 TR	7.57%
Shiller Barclays CAPE® US Sector TR USD Index	6.72%

DoubleLine Shiller Enhanced CAPE® Class N	7.73%

[1]	Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

Shiller Barclays CAPE® US Sector TR USD Index — The Index incorporates the principles of long-term investing distilled by Dr. Robert Shiller and expressed through the CAPE® (Cyclically Adjusted Price Earnings) ratio (the “CAPE® Ratio”). The Index aims to identify undervalued sectors based on a modified CAPE® Ratio, and then uses a momentum factor to seek to reduce the risk of investing in a sector that may appear undervalued, but which may have also had recent relative price underperformance due to fundamental issues with the sector that may negatively affect the sector’s long-term total return.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

96	DoubleLine Funds Trust

Evaluation of Advisory Agreement by the Boards of Trustees	(Unaudited)

DoubleLine Total Return Bond Fund

DoubleLine Core Fixed Income Fund

DoubleLine Emerging Markets Fixed Income Fund

DoubleLine Multi-Asset Growth Fund

DoubleLine Low Duration Bond Fund

DoubleLine Floating Rate Fund

At the February 26, 2014 meeting (the “Meeting”) of the Board of Trustees of DoubleLine Funds Trust (the “Trust”), the Board of Trustees, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (“Independent Trustees”) voting separately, approved the renewal of the Investment Advisory and Management Agreements (the “Advisory Agreements”) between DoubleLine Capital LP (“DoubleLine” or the “Adviser”) and the Trust, in respect of the DoubleLine Total Return Bond Fund, the DoubleLine Core Fixed Income Fund, the DoubleLine Emerging Markets Fixed Income Fund, the DoubleLine Multi-Asset Growth Fund, the DoubleLine Low Duration Bond Fund and the DoubleLine Floating Rate Fund (each, a “Fund” and, collectively, the “Funds”) for an additional one-year period through March 24, 2015.

The Trustees meet over the course of the year with investment advisory personnel from DoubleLine and regularly review detailed information, presented both orally and in writing, regarding the investment program, performance and operations of each Fund. The Trustees’ determination to approve the continuance of the Advisory Agreements was made on the basis of each Trustee’s business judgment after an evaluation of all of the information provided to the Trustees, both at the February 26, 2014 meeting and at prior meetings. This summary describes a number, but not necessarily all, of the most important factors considered by the Board and the Independent Trustees. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. No single factor was determined to be decisive. In all of their deliberations, the Board of Trustees and the Independent Trustees were advised by counsel to the Funds and the Independent Trustees.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by DoubleLine, including the expertise and experience of its investment personnel. In this regard, the Trustees considered that DoubleLine provides a full investment program for each of the Funds, and noted DoubleLine’s representation that it seeks to provide attractive returns with a strong emphasis on risk management. The Board considered the difficulty of managing debt-related funds, noting that managing such funds requires a portfolio management team to balance a number of factors, which may include, among others, varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts and net new issuances. The Trustees reviewed reports (the “Strategic Insight Reports”) provided by Strategic Insight (“Strategic Insight”), an Asset International Company, that compared the Funds’ management fee rates, total expense ratios (Class I shares), and performance records (Class I shares) for the one-year period and, where applicable, performance records (Class I shares) for the three-year period ending December 31, 2013 against a group of each Fund’s peer funds. In advance of the meeting, the Trustees met telephonically with a representative of Strategic Insight to discuss the Strategic Insight Reports, including the processes Strategic Insight used in constructing the peer groups for each of the Funds and in compiling the information presented in the Strategic Insight Report, the results of the analyses conducted by Strategic Insight, and certain factors important in evaluating the results of the analyses presented, such as differences between a Fund and some or all of the other funds in its peer group. The Trustees noted in particular that the DoubleLine Total Return Bond Fund, the DoubleLine Core Fixed Income Fund, the DoubleLine Emerging Markets Fixed Income Fund and the DoubleLine Low Duration Bond Fund generally had experienced favorable relative investment results since their inception dates. The Trustees considered DoubleLine’s explanation that, although the DoubleLine Multi-Asset Growth Fund’s performance record was below most of the members of its peer group, DoubleLine believed that the relative underperformance was the result of DoubleLine’s focus on limiting downside risk in that Fund—so that the Fund should not be expected to outperform in a rising market but the Fund might be expected to outperform in more volatile markets. In this regard the Trustees noted DoubleLine’s assertion that its risk-controlled process and long-term outlook led to the Fund having the lowest one-year standard deviation in its peer group, while the Fund still outperformed its benchmark index. The Trustees further noted DoubleLine’s assertion that the DoubleLine Multi-Asset-Growth Fund, unlike many of the other funds in its peer group, included a substantial allocation to fixed-income assets. The Trustees noted that other funds in the peer group had more significant allocations to equity securities, which significantly outperformed fixed-income assets over recent periods. With respect to the DoubleLine Floating Rate Fund, the Trustees considered DoubleLine’s explanation that, although the Fund’s performance record was below its peer group’s average, DoubleLine believes the Fund’s underperformance over the Fund’s limited operating history was primarily attributable to the Fund having held a sizable amount of its portfolio in cash as it ramped up its operations. The Trustees also noted DoubleLine’s assertion that the Fund’s underperformance relative to its index was due at least in part to DoubleLine’s underweighting in lower-rated credits, which outperformed over the period.

The Trustees considered that DoubleLine provides a variety of other services to the Funds in addition to investment advisory services, including, among others, a number of back-office services, valuation services, compliance services, certain forms of information technology services (such as internal reporting), assistance with accounting and distribution services and supervision and monitoring of the Funds’ other service providers. The Trustees reviewed DoubleLine’s ongoing efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders. The Trustees also considered the structure of the Funds’ compliance program, including the policies and procedures of the Funds and their various service providers (including the Adviser). The Trustees also considered DoubleLine’s reports, provided at the Board’s regular meetings, that it had continued to hire additional resources, including investment personnel, to support those services.

The Trustees considered DoubleLine’s prior representations that it has attempted to set its management fees at a Fund’s inception at rates that reflect competitive market levels, and that further reflect the experience and expertise DoubleLine brings to managing the Funds. The Trustees noted that the rapid growth or large asset base of certain of the Funds created some difficulties in comparing expenses in the Strategic Insight Report in some cases.

Annual Report	March 31, 2014	97

Evaluation of Advisory Agreement by the Board of Trustees (Cont.)

The Trustees noted the Strategic Insight Reports showed the gross and net management fees paid by the DoubleLine Total Return Bond Fund were slightly below the median of its peers, and that the gross and net management fees paid by the DoubleLine Core Fixed Income Fund were below the median of its peers. The Trustees further noted that the materials indicated that the performance of each of those two Funds generally remained favorable compared to most of their peers. The Trustees noted that the net management fee paid by the DoubleLine Emerging Markets Fixed Income Fund was higher than the Fund’s expense group median, though not the highest of the peer funds, and that the Fund’s net operating expenses were near the median of its peer group. The Trustees also noted that, although the DoubleLine Multi-Asset Growth Fund’s gross management fee was among the highest of its peers, the Fund’s net management fee was close to the median of its peer group, due principally to the substantial fee waivers incurred by DoubleLine. The Trustees considered that a portion of those waivers were intended to offset the amounts of advisory fees paid indirectly to DoubleLine through the DoubleLine Multi-Asset Growth Fund’s investments in other funds advised by DoubleLine. The Trustees noted that both the gross and net management fees paid by each of the DoubleLine Low Duration Bond Fund and the DoubleLine Floating Rate Fund were below their respective peer group medians.

The Trustees considered information relating to the fees charged by DoubleLine to clients other than the Funds, including institutional separate accounts and mutual funds for which DoubleLine serves as sub-adviser. The Trustees took into account DoubleLine’s representation that certain large institutional separate accounts and funds sub-advised by DoubleLine are subject to fee schedules that differ from, including some that are lower than, the rates paid by the Funds. The Trustees considered that DoubleLine had also explained that administrative, compliance, operational, legal, and other burdens of providing investment advice to mutual funds exceed in many respects those required to provide advisory services to non-mutual fund clients, such as institutional accounts for retirement or pension plans, which may have differing contractual requirements. The Trustees also took into account DoubleLine’s representation that there are substantially greater legal and other responsibilities and risks to DoubleLine in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of DoubleLine when it sub-advises mutual funds sponsored by others generally are less than in the case of the Funds because many of the operational and compliance responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fees paid by each Fund to DoubleLine were generally reasonable in light of the services provided, the quality of the portfolio management teams, and each Fund’s performance to date.

The Trustees reviewed financial information regarding DoubleLine for 2013, including information as to the Adviser’s operating costs and profitability with respect to the Funds. The Trustees also reviewed information concerning the profitability to DoubleLine of its service arrangements with the Funds and took into account both the direct and indirect benefits to the Adviser from managing the Funds. The Trustees noted other benefits received by DoubleLine and its affiliates as a result of DoubleLine’s relationship with the Trust, including possible ancillary benefits to DoubleLine’s institutional investment management business due to the reputation and market penetration of the Funds. In evaluating the Adviser’s profitability, the Trustees considered that the Adviser presented profitability information that was reduced by certain payments made to the Adviser’s employee owners that may be comparable to the ordinary compensation expense incurred by investment advisers that are not closely-held by their employees. The Trustees considered DoubleLine’s compensation practices and considered DoubleLine’s representation that those compensation and incentive policies and practices enable DoubleLine to retain, motivate, and attract highly qualified and experienced employees. The Trustees also considered the potential benefits that DoubleLine receives in respect of certain research purchased with soft dollar credits generated by the brokerage commissions paid by the DoubleLine funds and noted DoubleLine’s representation that those arrangements are only in place with respect to a small number of Funds and that their use is limited. The Trustees also took into account DoubleLine’s representation that it was continuing to invest in its business to maintain its ability to provide high quality services for the Funds. In so doing, the Board considered DoubleLine’s need to invest in technology, infrastructure and staff to continue to provide services and accommodate rapidly changing regulatory requirements.

The Trustees discussed with DoubleLine whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees considered DoubleLine’s statement that it did not believe that implementation of breakpoints or fee reductions would be appropriate at this time, for a number of reasons. The Trustees considered DoubleLine’s representation that each of the DoubleLine Total Return Bond Fund, the DoubleLine Core Fixed Income Fund, the DoubleLine Low Duration Bond Fund and the DoubleLine Floating Rate Fund already pay net management fees that are approximately at or below their peer medians. In addition, the Trustees observed that DoubleLine was still subsidizing the expenses incurred by the DoubleLine Multi-Asset Growth Fund, and that, although DoubleLine’s profitability was higher in respect of DoubleLine Emerging Markets Fixed Income Fund as compared to the other Funds based on the expense allocation methodology used, DoubleLine Emerging Markets Fixed Income Fund’s profitability was reasonable nonetheless. The Trustees also noted that DoubleLine’s rapid growth required DoubleLine to re-invest significantly in its business. After considering the information provided, the Trustees concluded that the profitability of the Funds to DoubleLine did not appear excessive or such as to preclude renewal of the Advisory Agreements and that, for the reasons noted, it did not appear that implementation of breakpoints for any of the Funds would be appropriate at this time.

On the basis of these considerations as well as others and in the exercise of their business judgment, the Trustees determined that they were satisfied with the nature, extent and the quality of the services provided to the Funds under the Advisory Agreements; that it appeared that the management fees paid by the Funds to DoubleLine were generally within the range of management fees paid by their peer funds, and in some cases lower than the median management fees paid by their peer funds, and generally reasonable in light of the quality of the portfolio management teams and the Funds’ performance to date; that the fees paid by the Funds did not appear inconsistent with the fee schedules charged to DoubleLine’s other clients in light of the nature of the services provided and the risks borne by DoubleLine; and that it would be appropriate to approve the Advisory Agreements for an additional one-year period.

98	DoubleLine Funds Trust

(Unaudited)

DoubleLine Shiller Enhanced CAPE®

At the August 21, 2013 meeting of the Board of Trustees (the “Meeting”) of DoubleLine Funds Trust (the “Trust”), the Board of Trustees, including the Independent Trustees voting separately, approved an Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of DoubleLine Shiller Enhanced CAPE® (the “Fund”), and DoubleLine Capital LP (the “Adviser”). This summary describes a number, but not necessarily all, of the most important factors considered by the Board and the Independent Trustees.

The Trustees considered a wide range of materials, including information previously provided to the Trustees in connection with the approval of advisory contracts between the Adviser and the other series of the Trust. The Trustees’ determination to approve the Agreement was based on an evaluation of all of the information provided to them. This summary describes a number, but not necessarily all, of the most important factors considered by the Board and the Independent Trustees. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. No single factor was determined to be decisive. In all of their deliberations, the Board of Trustees and the Independent Trustees were advised by counsel to the Trust and counsel to the Independent Trustees.

In the process of considering the approval of the Agreement, the Trustees considered the terms of the proposed Agreement between the Adviser and the Trust, with respect to the Fund, and noted that the proposed Agreement, with the exception of the rate of the advisory fees payable, had the same terms as the advisory agreements between the Adviser and the other series of the Trust. The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund as well as the qualifications, experience, and responsibilities of the portfolio managers, including with respect to investment in derivatives, and other key personnel that would be involved in the day-to-day activities of the Fund. The Board considered the expected difficulty of managing the Fund given the unusual aspects of its strategy, noting that managing the Fund’s strategy requires a portfolio management team to balance a number of factors, which may include, among others, varying maturities, prepayments, counter-party exposure, credit events, subscription and redemption activity and the potential extensive use of derivative instruments, and that the Fund’s strategy would be more complex and challenging to manage than the strategies of either a traditional equity or bond fund. The Trustees considered the performance of the other series of the Trust, and considered the possible effect of an additional fund to the Trust on the capacities of the Adviser. The Trustees reviewed the proposed services the Adviser would provide to the Fund as investment adviser. The Trustees considered that the Adviser would provide a variety of other services to the Fund in addition to investment advisory services, including, among others, a number of back-office services, valuation services, compliance services, certain forms of information technology services (such as internal reporting), assistance with accounting and distribution services, and supervision and monitoring of the Fund’s other service providers. The Trustees reviewed DoubleLine’s ongoing efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders. The Trustees also considered the structure of the compliance procedures and the trading capabilities of the Adviser. The Trustees concluded that it appeared the Adviser would have, or have available to it, sufficient quality and depth of personnel, resources, investment methods, and would have compliance policies and procedures essential to performing its duties under the proposed Agreement and that, in the Trustees’ view, the nature, overall quality, and extent of the management services to be provided appeared likely to be satisfactory and reliable.

The Board then turned to the anticipated cost of the proposed services, and the proposed structure and level of the advisory fees to be paid under the Agreement. The Trustees considered that the Adviser anticipated launching the Fund with two classes and noted the overall fee structure and expense caps proposed for the Fund. The Trustees considered information provided by Strategic Insight (“Strategic Insight”), an Asset International Company. In this regard, the Trustees considered Strategic Insight’s representation that it is somewhat difficult to develop an entirely suitable expense group for the Fund, because the Fund is in an emerging investment category. However, the Trustees noted that the information provided by Strategic Insight indicated that the Fund’s proposed advisory fee under the Agreement was at approximately the median of the peer funds presented to them for consideration, and that the information showed that the Fund’s anticipated net expense ratio for Class I shares was also near the median of the peer funds presented.

The Trustees discussed information provided by the Adviser as to the estimated profitability of the Adviser from managing the Fund. In assessing profitability, the Trustees reviewed the Adviser’s financial information provided both at the Meeting and at previous meetings of the Trustees and took into account both the likely direct and indirect benefits to the Adviser from managing the Fund. The Trustees noted other benefits received by DoubleLine and its affiliates as a result of DoubleLine’s relationship with the Trust, including possible ancillary benefits to DoubleLine’s institutional investment management business due to the reputation and market penetration of the Fund. The Trustees concluded that the Adviser’s profit from managing the Fund would likely not be excessive in the start-up period, which would likely last for some time. The Trustees noted that the Adviser had represented that it does not currently manage other funds or accounts with a similar overall investment strategy, but that a portion of the Fund’s assets may be invested in a portfolio of fixed income assets substantially similar to that of another series of the Trust. The Trustees concluded that it did not appear appropriate at this time to consider the implementation of breakpoints in the investment advisory fee.

On the basis of these considerations and others and in the exercise of their business judgment, the Trustees determined to approve the Agreement for the proposed initial term.

Annual Report	March 31, 2014	99

Federal Tax Information	(Unaudited)

For the fiscal year ended March 31, 2014, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income is as follows:

Qualified Dividend Income
DoubleLine Total Return Bond Fund	0.00%
DoubleLine Core Fixed Income Fund	0.00%
DoubleLine Emerging Markets Fixed Income Fund	0.00%
DoubleLine Multi-Asset Growth Fund (Consolidated)	4.04%
DoubleLine Low Duration Bond Fund	0.00%
DoubleLine Floating Rate Fund	0.00%
DoubleLine Shiller Enhanced CAPE®	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2014 is as follows:

Dividends Received Deduction
DoubleLine Total Return Bond Fund	0.00%
DoubleLine Core Fixed Income Fund	0.00%
DoubleLine Emerging Markets Fixed Income Fund	0.00%
DoubleLine Multi-Asset Growth Fund (Consolidated)	1.10%
DoubleLine Low Duration Bond Fund	0.00%
DoubleLine Floating Rate Fund	0.00%
DoubleLine Shiller Enhanced CAPE®	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for each Fund were as follows:

DoubleLine Total Return Bond Fund	0.00%
DoubleLine Core Fixed Income Fund	1.74%
DoubleLine Emerging Markets Fixed Income Fund	19.18%
DoubleLine Multi-Asset Growth Fund (Consolidated)	0.00%
DoubleLine Low Duration Bond Fund	0.00%
DoubleLine Floating Rate Fund	0.11%
DoubleLine Shiller Enhanced CAPE®	0.00%

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(c) for each Fund were as follows:

DoubleLine Total Return Bond Fund	95.22%
DoubleLine Core Fixed Income Fund	87.82%
DoubleLine Emerging Markets Fixed Income Fund	0.00%
DoubleLine Multi-Asset Growth Fund (Consolidated)	28.58%
DoubleLine Low Duration Bond Fund	98.31%
DoubleLine Floating Rate Fund	99.37%
DoubleLine Shiller Enhanced CAPE®	22.28%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds.

100	DoubleLine Funds Trust

Trustees and Officers	(Unaudited)

Name, Address, and Year of Birth(1)	Position with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen(2)	Other Directorships Held by Trustee During Past 5 years

Independent Trustees

Joseph J. Ciprari, 1964	Trustee	Indefinite / Since Inception	President, Remo Consultants, a real estate financial consulting firm. Formerly, Managing Director, UBS AG. Formerly, Managing Director, Ally Securities LLC.	14	None

John C. Salter, 1957	Trustee	Indefinite / Since Inception	Managing Director, Municipals, Chapdelaine & Co. Formerly, Partner, Stark, Salter & Smith, a securities brokerage firm specializing in tax exempt bonds.	14	None

Raymond B. Woolson, 1958	Trustee	Indefinite / Since Inception	President, Apogee Group, Inc., a company providing financial consulting services.	14	None

(1) The address of each Independent Trustee is c/o DoubleLine Capital LP, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

(2) Includes each series of DoubleLine Funds Trust and DoubleLine Equity Funds, DoubleLine Opportunistic Credit Fund and DoubleLine Income Solutions Fund.

The following Trustees are “interested persons” of the Fund Complex as defined in the 1940 Act because they are officers of the Adviser, and indirect shareholders in the Adviser.

Name, Address, and Year of Birth(1)	Position with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen	Other Directorships Held by Trustee During Past 5 years

Interested Trustees

Jeffrey E. Gundlach, 1959	Trustee	Indefinite / Since Inception	Chief Executive Officer and Chief Investment Officer, DoubleLine Equity LP (since January 2013); Chief Executive Officer and Chief Investment Officer, DoubleLine Capital LP (since December 2009); prior thereto, Chief Investment Officer, Group Managing Director and President, TCW Group.	12	None

Phillip A. Barach, 1952	Trustee	Indefinite / Since Inception	President, DoubleLine Capital LP (since December 2009); prior thereto, Group Managing Director, TCW Group.	9	None

(1) The address of each Interested Trustee is c/o DoubleLine Capital LP, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

Officers

The officers of the Trust who are not also Trustees of the Trust are:

Name, Address, and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Ronald R. Redell, 1970	President	Indefinite/Since Inception	President, DoubleLine Equity Funds (since February 2013); Trustee, Chairman, President and Chief Executive Officer, DoubleLine Income Solutions Fund (since January 2013); Executive, DoubleLine Group LP (since January 2013); Trustee, Chairman, President and Chief Executive Officer, DoubleLine Opportunistic Credit Fund (since July 2011); Executive, DoubleLine Capital LP (since July 2010); President, DoubleLine Funds Trust (since January 2010). Formerly, President and Chief Executive Officer, TCW Funds, Inc. and TCW Strategic Income Fund, Inc.

Susan Nichols, 1962	Treasurer and Principal Financial and Accounting Officer	Indefinite/Since October 2011	Treasurer and Principal Financial and Accounting Officer, DoubleLine Equity Funds (since February 2013); Treasurer and Principal Financial and Accounting Officer, DoubleLine Income Solutions Fund (since January 2013); Treasurer and Principal Financial and Accounting Officer, DoubleLine Funds Trust (since October 2011); Treasurer and Principal Financial and Accounting Officer, DoubleLine Opportunistic Credit Fund (since July 2011); Director of Mutual Funds Operations, DoubleLine Capital LP. Formerly, Southern Wholesaler, DoubleLine Capital LP. Formerly, Assistant Treasurer, DoubleLine Funds Trust. Formerly, Senior Vice President, TCW.

Annual Report	March 31, 2014	101

Trustees and Officers (Cont.)	(Unaudited)

Name, Address, and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Keith T. Kirk, 1963	Chief Compliance Officer	Indefinite/Since May 2012	Chief Compliance Officer, DoubleLine Equity Funds (since February 2013); Chief Compliance Officer, DoubleLine Income Solutions Fund (since January 2013); Chief Compliance Officer, DoubleLine Funds Trust (since May 2012); Chief Compliance Officer, DoubleLine Opportunistic Credit Fund (since May 2012); Deputy General Counsel and Chief Compliance Officer, DoubleLine Capital LP (since January 2012). Formerly, Independent Compliance Consultant (from September 2009 through December 2011). Formerly, Chief Compliance Officer, Metropolitan West Asset Management LLC and Metropolitan West Funds (September 2004 through August 2009).

Louis C. Lucido, 1948	Secretary	Indefinite/Since Inception	Member of the Board of Directors, 826LA (since June 2013); Member of the Board of Directors, Junior Achievement of Southern California (since June 2013); Secretary, DoubleLine Equity Funds (since February 2013); Member of the Board of Directors, CASA of Los Angeles (since February 2013); Secretary, DoubleLine Income Solutions Fund (since January 2013); Member of the Advisory Board, Tanenbaum Landscape & Design Inc. (since January 2013); Secretary, DoubleLine Opportunistic Credit Fund (since July 2011); Chief Operating Officer, DoubleLine Capital LP (since June 2010); Secretary, DoubleLine Funds Trust (since January 2010); Member of Dean’s Executive Board, Stern School of Business, New York University (since June 2007). Formerly, Executive Vice President, DoubleLine Capital LP (from December 2009 through May 2010). Formerly, Group Managing Director, TCW.

Grace Walker, 1970	Assistant Treasurer	Indefinite/Since March 2012	Assistant Treasurer, DoubleLine Equity Funds (since February 2013); Assistant
Treasurer, DoubleLine Income Solutions Fund (since January 2013); Assistant
Treasurer, DoubleLine Opportunistic Credit Fund (since March 2012); Assistant
Treasurer, DoubleLine Funds Trust (since March 2012). Formerly, Assistant
Treasurer of the private funds of Western Asset Management Company (from
December 2004 through March 2012).

Earl A. Lariscy, 1966	Vice President	Indefinite/Since May 2012	Vice President, DoubleLine Equity Funds (since February 2013); Vice President and Assistant Secretary, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since May 2012); Vice President and Assistant Secretary, DoubleLine Opportunistic Credit Fund (since May 2012 and inception, respectively); General Counsel, DoubleLine Capital LP (since April 2010). Formerly, Director, Barclays Capital and Agency. Formerly, General Manager, Barclays Bank PLC’s California-based banking operations. Formerly, Vice President/Associate General Counsel, TCW. Formerly, Attorney, Linklaters.

Cris Santa Ana, 1965	Vice President	Indefinite/Since April 2011	Vice President, DoubleLine Equity Funds (since February 2013); Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Opportunistic Credit Fund (since July 2011); Vice President, DoubleLine Funds Trust (since April 2011); Chief Risk Officer, DoubleLine (since June 2010). Formerly, Chief Operating Officer, DoubleLine Capital LP (from December 2009 through May 2010). Formerly, Managing Director, TCW.

David Kennedy, 1964	Vice President	Indefinite/Since May 2012	Vice President, DoubleLine Equity Funds (since February 2013); Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since May 2012); Vice President, DoubleLine Opportunistic Credit Fund (since May 2012); Director, Trading and Settlements, DoubleLine Capital LP (since December 2009). Formerly, Senior Vice President, TCW.

Patrick A. Townzen, 1978	Vice President	Indefinite/Since September 2012	Vice President, DoubleLine Equity Funds (since February 2013); Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since September 2012); Vice President, DoubleLine Opportunistic Credit Fund (since September 2012); Director of Operations, DoubleLine Capital LP (since September 2012). Formerly, Manager, Western Asset Management Company.

(1) The address of each officer is c/o DoubleLine Capital LP, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 877-DLine11 (877-354-6311).

102	DoubleLine Funds Trust

Information About Proxy Voting	(Unaudited)

Information about how a Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

A description of the Funds’ proxy voting policies and procedures is available (i) without charge, upon request, by calling 877-DLine11 (877-354-6311); and (ii) on the commission’s web site at http://www.sec.gov.

Information About Portfolio Holdings

It is the policy of the Trust to provide certain unaudited information regarding the portfolio composition of the Funds as of month-end to shareholders and others upon request to the Funds, beginning on the 15th calendar day after the end of the month (or, if not a business day, the next business day thereafter).

Shareholders and others who wish to obtain portfolio holdings for a particular month may make a request by contacting the Funds at no charge at 877-DLine11 (877-354-6311) between the hours of 7:00 a.m. and 5:00 p.m. Pacific time, Monday through Friday, beginning on the 15th day following the end of that month (or, if not a business day, the next business day thereafter). Requests for portfolio holdings may be made on a monthly basis pursuant to this procedure, or standing requests for portfolio holdings may be accepted.

The Trust is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Trust’s Forms N-Q are available on the SEC website at www.sec.gov. You can also review and obtain copies of the Forms N-Q at the SEC Public Reference Room in Washington, DC (information on the operation of Public Reference Room may be obtained by calling 1-800-SEC-0330).

Householding — Important Notice Regarding Delivery of Shareholder Documents

In an effort to conserve resources, the Funds intend to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding of your accounts, please call toll-free 877-DLine11 (877-354-6311) to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding.

Annual Report	March 31, 2014	103

Privacy Notice	(Unaudited)

What Does DoubleLine Do With Your Personal Information?

Financial companies choose how they share your personal information. This notice provides information about how we collect, share, and protect your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

All financial companies need to share customers’ personal information to run their everyday businesses. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request or to make its customers aware of other financial products and services offered by a DoubleLine affiliated company.

DoubleLine may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

The types of personal information DoubleLine collects and shares depend on the product or service you have with us. This information may include:

•	Social Security Number;
•	account balances;
•	transaction or loss history;
•	assets;
•	investment experience;
•	account transactions;
•	risk tolerance.

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•	It may be necessary for DoubleLine to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide you. For example, it might be necessary to do so in order to process transactions and maintain accounts.
•	DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.
•	In order to alert a customer to other financial products and services offered by an affiliate, DoubleLine may share information with an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling 877-DLine11(877-354-6311). If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We will limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

As required by federal law, DoubleLine will notify customers of DoubleLine’s Privacy Policy annually. DoubleLine reserves the right to modify this policy at any time, but in the event that there is a change, DoubleLine will promptly inform its customers of that change.

104	DoubleLine Funds Trust

DoubleLine Capital LP	333 South Grand Avenue 18th Floor Los Angeles, CA 90071 doubleline.com	info@doubleline.com 1. 213. 633. 8200

Investment Adviser:

DoubleLine Capital LP

333 South Grand Avenue

18th Floor

Los Angeles, CA 90071

Distributor:

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, WI 53202

Administrator and Transfer Agent:

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Custodian:

U.S. Bank, N.A.

1555 North River Center

Drive, Suite 302

Milwaukee, WI 53212

Independent Registered

Public Accounting Firm:

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017

Legal Counsel:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Contact Information:

doublelinefunds.com

fundinfo@doubleline.com

1-877-DLine11 or

1-877-354-6311

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Raymond B. Woolson is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2014	FYE 3/31/2013
Audit Fees	$647,450	$611,385
Audit-Related Fees	$8,516	$3,439
Tax Fees	$95,200	$88,179
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by PricewaterhouseCoopers LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2014	FYE 3/31/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2014	FYE 3/31/2013
Registrant	$95,200	$88,179
Registrant’s Investment Adviser	$665,100	$478,800

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule	of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)              DoubleLine Funds Trust

By (Signature and Title)                 /s/ Ronald R. Redell

                                                   Ronald R. Redell, President

Date                                                  5/28/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)                 /s/ Ronald R. Redell

                                                   Ronald R. Redell, President

Date                                                   5/28/14

By (Signature and Title)                 /s/ Susan Nichols

                                                   Susan Nichols, Treasurer and

                                                   Principal Financial and Accounting Officer

Date                                                   5/28/14